                                                            [LOGO] PEGASUS FUNDS
                                                           STRENGTH IN INVESTING

ANNUAL REPORT

December 31, 1998

PEGASUS FUNDS

                                                                  PEGASUS FUNDS
                                                                 (800) 688-3350


Table of Contents

   1 Letter to Shareholders

  42 Statements of Assets and Liabilities

  52 Statements of Operations

  57 Statements of Changes in Net Assets

  64 Portfolios of Investments

 201 Notes to Financial Statements

 218 Financial Highlights

 234 Report of Independent Public Accountants

Pegasus Funds are not bank
deposits or obligations of, or
guaranteed or endorsed by BANK
ONE CORPORATION or any of its
affiliates, and are not
federally insured or guaranteed
by the U.S. government, FDIC,
or any governmental agency.
Investment in the Funds
involves risks, including the
possible loss of principal.

INVESTMENT ADVISER
First Chicago NBD Investment Management Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219


THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                Pegasus Funds

                                                                   Pegasus Funds
                                           A Message from the Investment Adviser

--------------------------------------------------------------------------------

Dear Shareholder:
In many ways, the market commentary for 1998's annual report will sound much like 1997's report. Once again, investing--particularly when looking at the popular market averages--was exceedingly rewarding. The Standard & Poor's Composite 500 Index, for example, provided a total return of 28.58% for the year ended December 31, 1998. Bonds also offered above-average returns for the second year in a row, with the Lehman Brothers Aggregate Bond Index providing an 8.69% total return for the year. One important change occurred in the international arena, where stocks, as measured by the Morgan Stanley Europe, Australia and Far East (EAFE) Index, improved from 1997 to post a total return of 20.00% for the year.

But, all was not positive in 1998. In the domestic and international markets large divergences occurred, and at the end of the year signs of speculative excesses emerged. The divergences can be best demonstrated by the fact that the Russell 2000 Index of smaller companies provided a total return of -2.55% for the year, compared to the S&P 500's return of 28.58%. Similarly, the overall strength in international equities masked dramatic weakness in Latin America and, to a lesser degree, Asia. Signs of excess have occurred in a number of areas, but nothing has illustrated it better than the trading swings and valuations afforded to internet and internet-related companies. Selected names may emerge as good long-term investments, but, at current prices, many may prove to be very risky and unrewarding.

Equity Highlights
Larger, emerging blue chip companies led the market in 1998. Most names fell within the technology arena, with astounding performance from Microsoft, Dell, America Online, Intel and IBM. As the year progressed and earnings concerns emerged due to a slowing economy and continued weak international economies, investors migrated to growth-oriented issues and drove these securities to new highs. As a result, health care stocks and select retailers performed well. Finance stocks, which had been market leaders in the previous two years, continued to do well in the first half of 1998, but began to lag in the second half, particularly in the third quarter. Other lagging groups included chemicals, steels and energy.

The spread between growth-oriented and value-oriented stocks provided evidence of a narrowing market. For the 12 month period, the S&P/Barra Large Growth Index offered a total return of 42.16%, while the S&P/Barra Large Value Index lagged by more than 27 percentage points, posting a total return of 14.67%.

Our outlook for 1999 indicates that challenges may be in store. Generally, the environment for stocks remains positive, with a likely scenario of low inflation, low interest rates, positive economic growth and stabilization in international economies. Offsetting this, though, are concerns regarding the high valuations placed on many issues, the many large divergences noted and increasing concerns about earnings growth. We believe that few signs of a major bear market are evident, but reduced expectations for 1999 appear prudent.

Fixed Income Highlights
The U.S. bond market had another strong year in 1998, as evidenced by the return on the Lehman Aggregate Bond Index (+8.69%). Treasuries were the best performing sector, as two- to 10-year Treasury yields declined more than 1 percentage point for the year. Thirty-year Treasury yields declined 0.80 percentage point, but moved as low as 4.72% in October.

The market was influenced by overseas events, as problems spread from Far East markets to other areas, including Russia and Brazil. Investors became increasingly concerned that these foreign problems would affect the U.S. economy. These problems led to greatly reduced liquidity in all other markets, which resulted in yield spreads widening in the corporate, mortgage-backed and asset-backed sectors. Hoping to help ease the liqudity problems, the Federal Reserve cut rates three times between September and November. This led to better performance for spread sectors in the fourth quarter, but non-Treasury bonds still lagged Treasuries considerably for the year.

Municipal Market Highlights
In 1998 the municipal market experienced another year of heavy volume. A continued drop in interest rates provided the incentive for states, counties and other public entities to issue more than $276 billion in tax-exempt debt. The unanticipated appreciation in both new and refunding debt amounted to a 29% increase in issuance from 1997 and helped the tax-exempt market record its second-busiest year since 1993.

While the tax-exempt market performed well in 1998, it lagged the taxable fixed income market. The ratios of municipal yields to Treasury yields neared record levels, particularly on the longer end of the yield curve, where, at times, percentages exceeded the 100% mark. A flight to quality in the taxable market, prompted by economic troubles overseas, led to the relative attractiveness of municipals. This, in turn, enticed non-traditional buyers to the market, where they remained large supporters of tax-exempt debt in 1998.

Pending Merger Transaction
On October 2, 1998, First Chicago NBD Corporation, parent company to First Chicago NBD Investment Management Company, merged with and into BANC ONE CORPORATION at which time it was renamed BANK ONE CORPORATION. BANK ONE CORPORATION has now begun the process of reorganizing the Pegasus Funds into The One Group Family of Mutual Funds. In January, 1999, the Boards of Trustees of the Pegasus Funds approved a proposed Agreement and Plan of Reorganization, which is subject to Pegasus shareholder approval. If you were a shareholder as of the December 18, 1998 record date, you should have now received a combined proxy/prospectus which outlines in more detail the proposed Agreement and Plan of Reorganization. Assuming approval by Pegasus shareholders, it is anticipated the reorganization transaction will occur in March, 1999. We realize that you have many choices when it comes to mutual fund investing, and we appreciate you selecting the Pegasus Funds.

Sincerely,

/S/ George F. Abel

George F. Abel
Chief Investment Officer
First Chicago NBD Investment Management Company

Pegasus Funds
Management's Discussion and Analysis
Managed Assets Funds

--------------------------------------------------------------------------------
An interview with George Abel
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Funds perform?
The Pegasus Managed Assets Conservative Fund's I shares posted a total return of 8.62% for the year ended December 31, 1998. The Managed Assets Balanced Fund's I shares returned 8.66% for the year, and the Managed Assets Growth Fund's I shares returned 8.45%. (For information on other share classes and additional performance information, please see pages 3-5.)

The Funds trailed the most commonly used investment benchmark, the S&P 500 Index, which returned 28.58% for the year. All the Funds were about even with the Lehman Brothers Aggregate Bond Index, which returned 8.69%. The Funds, with their diversified exposure to equity and fixed income funds, are designed to typically provide returns somewhere between the stock market and the bond market.

Q. How did market events influence the Funds' performance?
Generally, 1998 was a very good year for fixed income and equity returns. A strong economy coupled with declining interest rates provided a strong stimulus for stocks and bonds. The more subdued international economy dragged on companies with meaningful global exposure, as did a strong U.S. dollar.

Therefore, companies with good growth rates, low exposure to international activity and high multiples (which usually expand in a declining rate environment) tended to do well. We also saw tremendous enthusiasm for technology issues, particularly those associated with the Internet. The Funds had some exposure to these stocks, but they also had exposure to other less-robust areas of the market.

Large-capitalization growth stocks outperformed small- and mid-cap stock styles and the bond market. The Funds' goal of giving investors broad exposure to numerous bond and equity styles--including small- and mid-cap stocks--led to lower returns than experienced by most pure equity funds, particularly those focusing on the popular large-capitalization growth area. Nonetheless, historically, predictable relationships exist between asset groups and investment styles, and the Funds are structured to capture these trends for their respective risk profiles.

Q. What were your primary strategies and tactics?
The Funds were invested in underlying equity mutual funds that focus on large, medium and small domestic companies and foreign stocks. In general, the Funds were underweighted in large-capitalization U.S. stocks, favoring instead mid-sized companies because of their attractive valuations. Within the large-cap arena, we favored value stocks over growth stocks due to our concerns about the market's excessive enthusiasm for growth stocks.

We focused on maintaining quality in the Funds' fixed income component, which consisted primarily of investments in funds investing in U.S. government bonds, with smaller exposure to high-yield and international bonds.

Q. How were the Funds allocated?*
At year-end, the Managed Assets Conservative Fund held 40% in equity funds and 60% in fixed income funds; the Managed Assets Balanced Fund held 60% in equity funds and 40% in fixed income funds; and the Managed Assets Growth Fund held 79% of its assets in underlying equity funds and 21% in fixed income funds.

Q. What is your outlook for the market?
We expect the market to continue to benefit from the low inflation, low interest rate environment. However, we do have some strong concerns about high valuations. In our view, many of these valuations are not based on the fundamentals of the company. Instead, they result from investors being caught up in the momentum of the moment. These valuations do not leave a lot of room for any potential "bad news," and thus we believe the market could be volatile in 1999. We also have some concerns about the growing weakness in Latin America. Europe is also beginning to see a slow down, which could negatively affect many large, multi-national companies.

* The Fund's composition is subject to change.

Past performance is no guarantee of future results.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
  2
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Managed Assets Funds -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                 PEGASUS MANAGED ASSETS CONSERVATIVE FUND, THE
          S&P 500 INDEX* AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX

           [CHART OF MANAGED ASSETS CONSERVATIVE FUND APPEARS HERE]

----------------------------------------------------------------------------------------------------
                                                                                    Lehman Brothers
                                                                                     Aggregate Bond
            I Shares     A shares w/5.00%      B shares w/3.00%         S&P 500               Index
----------------------------------------------------------------------------------------------------
 1/23/86                             9500                                 10000               10000
12/31/86                            10789                                 12293               11601
12/31/87                            10681                                 12936               11921
12/31/88                            12577                                 15079               12861
12/31/89                            14973                                 19846               14729
12/31/90                            15399                                 19232               16047
12/31/91                            19115                                 25079               18610
12/31/92                            20783                                 26986               19988
12/31/93                            22842                                 29701               21935
12/31/94                            22404                                 30092               21296
  3/3/95        10000               24520                 10000           33019               22370
12/31/95        12255               28314                 12161           41385               25231
12/31/96        13533               31176                 13288           50883               26143
12/31/97        15339               35260                 14921           67859               28666
12/31/98        16661               38199                 15747           87253               31157
----------------------------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%
(2) Excludes expenses
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $38,400
(4) Includes contingent deferred sales charge of 3.00%

      Average Annual Total Return         Inception  One    Five   Ten     Since
            Through 12/31/98                Date     Year   Year   Year  Inception
-------------------------------------------------------------------------------------
Pegasus Managed Assets Conservative Fund
I Shares                                    3/3/95   8.62%   --     --    14.25%
A Shares With 5.00% Load                   1/23/86   2.92%  9.70% 11.18%  10.91%(/1/)
B Shares With Applicable CDSC               3/3/95   3.64%   --     --    12.60%
S&P 500 Index*                             1/23/86  28.58% 24.06% 19.21%  18.22%
Lehman Brothers Aggregate Bond Index**     1/23/86   8.69%  7.27%  9.26%   9.18%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 10.95%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Managed Assets Funds -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                  PEGASUS MANAGED ASSETS BALANCED FUND, AND A
     60% S&P 500 INDEX*, 40% LEHMAN BROTHERS AGGREGATE BOND INDEX** BLEND

             [CHART OF MANAGED ASSETS BALANCED FUND APPEARS HERE]

--------------------------------------------------------------------------------
        I Shares Net       A shares w/5.0      B shares w/3.0      Index Blend
--------------------------------------------------------------------------------
12/31/93       10000                 9500                                10000
12/31/94        9800                 9310                                 9967
12/31/95       12070                11466                                12922
 8/26/96       12585                11953               10000            13987
12/31/96       13644                12956               10730            14855
12/31/97       15798                14936               12296            18402
12/31/98       17167                16196               12936            22197
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $16,282.
(4) Includes contingent deferred sales charge of 3.00%.


     Average Annual Total Return        Inception  One   Five    Since
           Through 12/31/98               Date    Year   Year  Inception
---------------------------------------------------------------------------
Pegasus Managed Assets Balanced Fund
I Shares                                  1/1/94  8.66% 11.41%  11.41%
A Shares With 5.00% Load                  1/1/94  3.02% 10.13%  10.13%(/1/)
B Shares With Applicable CDSC(2)         8/26/96  3.78%    --   11.58%
60% S&P 500 Index* and 40%
Lehman Brothers Aggregate Bond Index**
 Blend                                    1/1/94  8.69% 17.29%  17.29%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 10.24%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
 *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
**The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

    Pegasus Funds
  4

Pegasus Funds
Management's Discussion and Analysis
Managed Assets Funds -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
         PEGASUS MANAGED ASSETS GROWTH FUND AND AN 80% S&P 500 INDEX*/
               20% LEHMAN BROTHERS AGGREGATE BOND INDEX** BLEND

              [CHART OF MANAGED ASSETS GROWTH FUND APPEARS HERE]

--------------------------------------------------------------------------------
        I Shares Net       A shares w/5.0      B shares w/3.0     Index Blend
--------------------------------------------------------------------------------
12/18/96       10000                 9500               10000           10000
12/31/96       10100                 9547                9960           10101
12/31/97       11905                11242               11623           12992
12/31/98       12912                12172               12088           16188
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.

        Average Annual Total Return             Inception      One        Since
              Through 12/31/98                    Date        Year      Inception
---------------------------------------------------------------------------------
Pegasus Managed Assets Growth Fund
I Shares                                        12/18/96      8.45%      13.36%
A Shares With 5.00% Load                        12/18/96      2.87%      10.13%
B Shares With Applicable CDSC                   12/18/96      3.55%      10.24%
80% S&P 500 Index* and 20%
Lehman Brothers Aggregate Bond Index** Blend    12/18/96      8.69%       17.18

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
 *The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.
**The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                                                            Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Equity Income Fund

--------------------------------------------------------------------------------
An interview with Chris Gassen
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Equity Income Fund's I shares posted a total return of 0.24% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 7.)

Q. How did large, value-oriented stocks perform relative to other stocks?
The market was extremely tiered in 1998, with large-capitalization indexes well ahead of small-cap indexes, and growth stocks ahead of value. Throughout the year, investors appeared to be largely ignoring sensible valuation yardsticks in their effort to own the largest stocks. As more and more investors chased these large, growth-oriented issues, the valuation gap versus smaller, more sensibly priced stocks widened.

Q. What were your primary strategies and tactics?
A primary goal of the Fund is to provide a high level of current income. Therefore, we concentrated the Fund's holdings in higher-yielding common stocks and convertible securities. This strategy has put the Fund at a performance disadvantage in the current market environment.

Through November turnover in the Fund was relatively low. We maintained overweighted positions in convertible securities, finance stocks and utility stocks, not only because of their relatively higher yields, but also because their valuations were more attractive.

More recently, we participated in some tax-loss selling of certain securities to minimize the Fund's capital gains for the year. In addition, we repositioned certain smaller-capitalization issues, such as Alexander & Baldwin (railroads and shipping), PXRE Corp. (finance) and Old Republic International Corp. (insurance), into a diversified group of larger-capitalization stocks, including General Electric (producer goods), Exxon (international oil), Coca-Cola (food and agriculture), Merck (drugs and medicine), IBM (business machines) and Emerson Electric (producer goods).

Q. Did the portfolio benefit from any particularly strong holdings?*
Earlier in the year we sold or reduced several positions due to price strength. These included Ford Motor Co. (transportation), May Department Stores (retail), Hasbro (consumer non-durables), Mercantile Bankshares Corp. (financial services), and Fannie Mae (financial services). We reinvested the proceeds from these sales in existing Fund holdings.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings on December 31, 1998, included American National Insurance (financial services), 3.3% of holdings; Fannie Mae (financial services), 3.2%; Salomon (financial services), 3.2%; Canadian National Railway (transportation), 3.1%; Lockheed Martin (technology), 3.1%; Pacific Century Financial (financial services), 3.1%; Sierra Pacific Resources (energy), 3.0%; Roche Holdings (industrial goods & services), 2.8%; Potomac Electric Power (utilities), 2.6%; and Ohio Casualty Corp. (financial services), 2.6%.

Q. What is your outlook for the stock market?
In today's low interest rate environment, investors appear to be overlooking the value of higher yielding securities. While these companies may not gain the attention that certain Internet and drug stocks have enjoyed recently, many of them are solid, well financed and very profitable firms. Prices on many of the well known growth stocks are high based on historic valuation levels, and we eventually expect to see a return to more "normal" levels. At that point, the value of holding a portfolio of high-yielding, sensibly priced securities should become evident.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
  6
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Equity Income Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS EQUITY INCOME FUND AND THE
                          RUSSELL 1000 VALUE INDEX*

                  [CHART OF EQUITY INCOME FUND APPEARS HERE]

--------------------------------------------------------------------------------
        I Shares Net   A shares with 5%   B shares with 3%   Russell 1000 Index
--------------------------------------------------------------------------------
 1/27/95       10000               9500              10000                10000
12/31/95       13027              12329              12897                13441
12/31/96       15576              14706              15253                16358
12/31/97       18995              17878              18414                22113
12/31/98       19040              17869              17983                25569
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $17,963.

 Average Annual Total Return        Inception             One               Since
      Through 12/31/98                Date               Year             Inception
--------------------------------------------------------------------------------------
Pegasus Equity Income Fund
I Shares                             1/27/95            0.24%              17.81%
A Shares With 5.00% Load             1/27/95            (5.04)%            15.92%(/1/)
B Shares With Applicable CDSC        1/27/95            (4.34)%            16.30%
Russell 1000 Value Index*            1/27/95            15.63%             26.99%


(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 16.08%.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 1000 Value Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average value orientation.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Growth Fund

--------------------------------------------------------------------------------
An interview with Jeffrey Beard
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Growth Fund's I shares posted a total return of 38.18% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 9.)

The Fund outperformed the market (as measured by the S&P 500 Index) by nearly 10 percentage points, due primarily to favorable stock selection that emphasized large-cap, mainstream, sustainable growth stocks. The Fund's return also compared favorably to the Russell 1000 Growth Index, which posted a total return of 38.71%.

Q. To what do you attribute such strong performance?
Large-company growth stocks continued to lead all other market sectors. The market was driven by liquidity, as fundamental concerns regarding global expansion and disinflation affected earnings growth. Given this backdrop, investors were willing to pay a large premium for companies able to produce consistent and predictable earnings growth. This benefited the Fund, which emphasizes that type of company.

Q. What were your primary strategies and tactics?
Our primary strategy was to remain fully invested in the liquidity-driven market, where declining interest rates coupled with benign inflation pushed valuation levels to new heights for quality growth stocks. We remained true to our growth-investing style even in the face of a strong third-quarter market correction. After the market bottomed in late August, performance initially broadened to include smaller cap stocks, but before long the market's attention was refocused on large growth stocks.

We maintained overweighted positions in the technology, health care and consumer cyclicals sectors, key contributors to the strong market performance. The economy's ongoing thirst for advanced technology and its ability to support income growth and consumer demand, along with declining oil prices and favorable interest rates all contributed to solid earnings growth in the technology and consumer cyclicals sectors. New products, a continued expansion of managed care, and stepped-up consumer advertising by large drug companies fueled growth in the health care sector.

At the same time, we maintained underweighted positions in the poor-performing energy and basic materials sectors. This strategy aided the Fund's performance.

Q. Did events abroad have an impact on the Fund?
Events abroad affected the Fund by forcing a flight to quality, which, in turn, contributed to lower interest rates and demand for high-quality growth stocks. Potential disruptions in Asian demand for U.S. technology goods was more than offset by strength in Europe.

Q. Did the portfolio benefit from any particularly strong holdings?*
The Fund enjoyed outstanding performance from several individual technology holdings, including Lucent Technologies, Cisco Systems, Sun Microsystems and Microsoft. In addition, several retailers offered excellent returns, including Staples, Home Depot, and Walgreen. Each of these companies was able to continue its record of consistent, predictable revenue and earnings growth throughout the year.

The largest disappointments were in the oil service industry, which was affected by the extreme weakness in oil prices caused by a slowdown in global demand. Active management of these and other poor-performing stocks helped minimize the damage to Fund returns.

Q. What were the Fund's top 10 holdings?*
As of December 31, 1998, the Fund's top 10 holdings included Microsoft (technology), 5.5% of holdings; Cisco Systems (technology), 4.1%; AirTouch Communications (utilities), 3.8%; General Electric (capital goods), 3.5%; Intel (electronics), 3.5%; Home Depot (retail), 3.1%; Sun Microsystems (technology), 2.9%; MCI WorldCom (utilities), 2.7%; Elan PLC (healthcare), 2.7; and Pfizer (healthcare), 2.6%.

Q. What is your outlook for the market?
Looking ahead, we believe that inflation fears should remain dormant for most of 1999, with global interest rates flat to lower. This should help support continued stock market growth. Those companies that have demonstrated the ability to grow their revenue in difficult pricing environments and provide margin expansion at the same time should continue to be the leaders in 1999.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results

The Russell 1000 Growth Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average growth orientation. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.

    Pegasus Funds
  8

Pegasus Funds
Management's Discussion and Analysis
Growth Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                          PEGASUS GROWTH FUND AND THE
                          RUSSELL 1000 GROWTH INDEX*

                      [CHART OF GROWTH FUND APPEARS HERE]

--------------------------------------------------------------------------------
          I Shares Net  A shares with 5%  B shares with 3%  Russell 1000 Index
--------------------------------------------------------------------------------
 1/27/95         10000              9500             10000               10000
12/31/95         13038             12347             12915               13548
12/31/96         15692             14830             15374               16737
12/31/97         19946             18798             19356               21840
12/31/98         27559             25926             26179               30293
--------------------------------------------------------------------------------

(1) Includes maximum sales load of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' Shareholder investment at the original 4.50% sales charge is currently valued at $26,063

 Average Annual Total Return         Inception              One                 Since
      Through 12/31/98                 Date                 Year              Inception
----------------------------------------------------------------------------------------
Pegasus Growth Fund
I Shares                              1/27/95              38.18%              29.44%
A Shares With 5.00% Load              1/27/95              31.03%              27.44%(1)
B Shares With applicable CDSC         1/27/95              32.84%              27.91%
Russell 1000 Growth Index*            1/27/95              38.71%              32.59%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 27.61%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 1000 Growth Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average growth orientation.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Mid-Cap Opportunity Fund

--------------------------------------------------------------------------------
An interview with Ronald Doyle and Joseph Gatz
Portfolio Managers

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Mid-Cap Opportunity Fund's I shares posted a total return of 4.61% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 11.)

The Fund outperformed its benchmark index, the Russell 2500 Index, due to favorable stock selection, particularly in the technology and consumer non-durables sectors. For the year, the Russell 2500 posted a total return of 0.38%.

Q. How did mid-cap stocks perform relative to other stocks?
During 1998, mid-cap stocks, as represented by the Russell 2500 Index, dramatically lagged large-cap stocks, as represented by the S&P 500 Index, but they outperformed small-cap stocks, as measured by the Russell 2000 Index. Once again, investors gravitated toward the perceived safety and liquidity offered by larger companies, despite the fact that many small and mid-cap companies produced solid earnings growth and offered attractive values.

Q. What were your primary strategies and tactics?
The Fund's long-time investment strategy has been to seek to invest in proven growth companies selling at reasonable prices. We look for companies with a distinct competitive advantage that may enable them to maintain above-average growth and profitability for an extended period of time.

We continually monitor the fundamental developments of our holdings and add to or reduce our positions based on our comfort level with how situations are progressing relative to our expectations. This practice helped us avoid several deteriorating stocks that could have hurt performance.

Given the tremendous economic upheaval in Southeast Asia and certain developing countries, we tried to concentrate on companies with strong domestic operations. While mid-cap companies have limited foreign operations, the economic impact of the Asian financial crisis has rippled down to many smaller, domestic-oriented companies.

Finally, we decreased the Fund's exposure to capital goods, as we believe that there is over-capacity in the world economy, so overall capital expenditures should weaken.

Q. Did the portfolio benefit from any particularly strong holdings?*
Specific stock selection was the key to the Fund's 1998 performance. The Fund enjoyed success with technology service companies, including DST Systems and Sunguard Data Systems. The Fund also benefited from companies showing exceptional growth in niche markets, including Lexmark International, a manufacturer of computer printers that consistently beat earnings estimates, and Waters Corp., a leading provider of instruments used to identify and monitor the chemical composition of food, drugs and water.

In the consumer area, we had success with companies that distinguish themselves with tremendous brand-name appeal, including motorcycle-maker Harley-Davidson and casual-apparel-provider Tommy Hilfiger.

Poor performers included DT Industries, a producer of custom machinery for various industries, which suffered from reduced orders; Global Industries, an oil service company hard hit by declining energy prices; and Belden, a leading producer of specialty wire and cable, hurt by slowing demand and competitive pricing in computer networking.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings on December 31, 1998, included Lexmark International (technology), 3.2% of holdings; Waters Corp., 2.8%; Charter One Financial (financial services), 2.7%; Sunguard Data Systems (technology), 2.6%; Crane Co. (capital goods), 2.5%; Harley-Davidson (consumer durable), 2.5%; FINOVA Group (financial services), 2.3%; Saks (retail), 2.3%; Sybron International Corp. (healthcare), 2.3%; and Tower Automotive (consumer durable), 2.3%.

Q. What is your outlook for the mid-cap stock market?
We expect the domestic economy to continue to expand, albeit at a slower rate. We continue to be cautious about Southeast Asia and other emerging markets. Therefore, we will continue to concentrate on companies that are somewhat insulated from foreign turmoil and have strong domestic growth prospects.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole. The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market. The Russell 2500 Index is an unmanaged index generally representative of the small- to medium-small stock market.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 10
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Mid-Cap Opportunity Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                   PEGASUS MID-CAP OPPORTUNITY FUND AND THE
                              RUSSELL 2500 INDEX*

               [CHART OF MID-CAP OPPORTUNITY FUND APPEARS HERE]

--------------------------------------------------------------------------------
          I Share Net     A shares with 5%   B shares with 3%    Russell 2500
--------------------------------------------------------------------------------
  6/1/91       10000                                                    10000
12/31/91       10523                                                    11204
  5/1/92       11110                9500                                11683
12/31/92       13107               11208                                13017
12/31/93       16254               13899                                15170
12/31/94       15724               13445                                15026
12/31/95       18830               16102                                19787
 9/23/96       22020               18810               10000            22310
12/31/96       23544               21113               10794            23561
12/31/97       30116               25657               13719            29300
12/31/98       31502               26758               13956            29413
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $26,893.
(4) Includes contingent deferred sales charge of 3.00%.

   Average Annual Total Return      Inception     One      Five       Since
        Through 12/31/98              Date       Year      Year     Inception
------------------------------------------------------------------------------
Pegasus Mid-Cap Opportunity Fund
I Shares                              6/1/91    4.61%     14.15%   16.48%
A Shares With 5.00% Load              5/1/92    (0.91)%   12.84%   15.90%(/1/)
B Shares With Applicable CDSC (2)    9/23/96    0.17%        N/A   15.78%
Russell 2500 Growth Index*            6/1/91    0.38%     14.13%   15.28%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 15.99%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 2500 Index is an unmanaged index generally representative of the small-to-medium-small stock market.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Small-Cap Opportunity Fund

--------------------------------------------------------------------------------
An interview with Ronald Doyle and Joseph Gatz
Portfolio Managers

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The total return on the Pegasus Small-Cap Opportunity Fund's I shares was - 4.11% for the year ended December 31, 1998. (For information on other share classes and performance comparisons to the index, please see page 13.)

Q. How did small-cap stocks perform relative to other stocks?
The outlook for the domestic economy affected the Fund's performance, and the performance of small-cap stocks in general. The economic backdrop generally was favorable for stock investors, with low interest rates, solid GDP growth, low inflation and a government budget surplus. But, fears of a slowing domestic economy due to weakness in international markets caused investors to steadily reduce earnings growth assumptions throughout the year.

In such an environment, investors often migrate to growth stocks offering above-average earnings visibility. This trend, compounded by investors' preference for large-cap stocks, resulted in a difficult market for small-cap investors, and small-cap value stocks in particular. These trends persisted throughout the first three quarters of 1998, but reversed early in the fourth quarter following the Federal Reserve's rate cuts. These cuts prompted a rotation back into small company stocks, as investors became more comfortable with prospects for continued economic expansion.

Q. What were your primary strategies and tactics?
Our strategy is to invest in undervalued small companies inhabiting a niche market or maintaining a barrier to entry that should allow for attractive earnings growth and strong returns. We focus on overlooked or under-appreciated stocks that exhibit the strong fundamental characteristics we require.

We rely on stock selection to add value, and sector weighting usually is a neutral contributor. Stock selection was mixed during the year, with positive selection in consumer-related industries offset by negative selection in financial services and technology.

Given the upheaval in several international economies in 1998 and the potential for slower U.S. growth in 1999, we reduced the Fund's overweighted position in cyclical capital goods stocks and increased the Fund's weighting in domestic health care companies and consumer stocks.

By emphasizing companies we believe to be fundamentally sound and selling at reasonable valuations, we were able to dampen some of the inherently above-average volatility of the small-cap sector. In addition, holdings that exhibited deteriorating fundamentals or fell short of our expectations were quickly eliminated to avoid any long-standing impact on the Fund.

Q. Did the portfolio benefit from any particularly strong holdings?*
Three of the Fund's top performers were stocks that were acquired (or were in the process of being acquired) during the year. Lecg Inc., a financial and economic consulting company was acquired by Metzler Group, also a Fund holding; software developer Boole & Babbage announced an agreement to be acquired by BMC Software; and Altron Inc., a contract manufacturer of electronic printed circuit boards was acquired by Sanmina. In addition, the 99 Cents Only Stores, a West Coast discount retailer.

The Fund also realized disappointing results from a few holdings: Cort Business Services, a leading furniture rental company, was hurt by the expected slowdown in the U.S. economy; Swift Energy, an oil and gas exploration and production company, was negatively affected by the deep decline in commodity prices; and Unicapital, an equipment leasing and financing company, fell due to tight credit markets.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings on December 31, 1998, included SPS Technologies (consumer durables), 2.7% of holdings; Men's Wearhouse (retail), 2.5%; 99 Cents Only Stores (retail), 2.4%; Zale Corp. (retail), 2.4%; Dura Automotive Systems (capital goods), 2.3%; Stoneridge (technology), 2.1%; Lithia Motors (capital goods), 2.1%; Wesley Jessen Visioncare (healthcare), 2.0%; Integrated Electrical Services (business equipment & services), 2.0%; and Universal Health Services (healthcare), 2.0%.

Q. What is your outlook for the small-cap stock market?
Small-cap stocks historically perform best in a moderately growing or accelerating economic environment. We believe that recent interest rate cuts have increased investor confidence that the economic expansion will continue in 1999. Our assumption is for modest growth, albeit slower than in recent years. The Fund is positioned accordingly, with emphasis on domestically focused companies.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results.

Small-capitalization funds typically carry additional risks because smaller companies generally have a higher risk of failure.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 12
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Small-Cap Opportunity Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                  PEGASUS SMALL-CAP OPPORTUNITY FUND AND THE
                              RUSSELL 2000 INDEX*

              [CHART OF SMALL-CAP OPPORTUNITY FUND APPEARS HERE]

--------------------------------------------------------------------------------
           I Shares Net  A shares with 5%  B shares with 3%  Russell 2000 Index
--------------------------------------------------------------------------------
 1/27/95          10000              9500             10000               10000
12/31/95          12508             11856             12376               12954
12/31/96          15713             14771             15398               15090
12/31/97          20522             19226             19889               18464
12/31/98          19677             18402             18575               17989
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 3.00%.
(3) Excludes expenses.
(4) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $18,500.

   Average Annual Total Return         Inception         One           Since
         Through 12/31/98                Date           Year         Inception
---------------------------------------------------------------------------------
Pegasus Small-Cap Opportunity Fund
I Shares                                1/27/95        (4.11)%        18.80%
A Shares with 5.00% Load                1/27/95        (9.07)%        16.79%(/1/)
B Shares with Applicable CDSC           1/27/95        (8.77)%        17.25%
Russell 2000 Index*                     1/27/95        (2.55)%        16.12%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 16.95%.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Intrinsic Value Fund

--------------------------------------------------------------------------------
An interview with Chris Gassen
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The total return on the Pegasus Intrinsic Value Fund's I shares was -3.29% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 15.)

Q. How did value stocks perform relative to other stocks?
The market was extremely tiered in 1998, with large-capitalization indexes well ahead of small-cap indexes, and growth stocks ahead of value. For example, the total return large-cap growth companies, as measured by the Russell 1000 Growth Index, was 38.71% for the year, while the total return on small-cap stocks, as measured by the Russell 2000 Index, was -2.55%. The return on the Fund's benchmark, the S&P 500 Index, was 28.58%.

Q. What were your primary strategies and tactics?
Throughout the year, investors appeared to largely ignore sensible valuation yardsticks in their effort to own the largest stocks. As more and more investors chased these large, growth-oriented issues, the valuation gap versus smaller, more sensibly priced stocks widened. As such, there was little in the market environment that made sense to a value investor, and we made relatively few changes to the Fund's holdings.

We did reduce the Fund's financial exposure somewhat by selling certain better-performing holdings, including Fannie Mae (the government mortgage agency), Mid Ocean (a pharmaceutical firm) and Allmerica Financial (an insurance company). We used the proceeds to purchase additional shares of existing holdings that we believe offer fundamental strengths for the long term.

One such issue is Unifi, a maker of spun cotton, nylon and polyester yarns. The company has been adversely affected by the Asian economic crisis, which has resulted in a rising level of inexpensive, imported yarn from the Far East. Our continued purchase of Unifi typifies our approach of buying good-quality companies at times when they are not "popular" with the investing public, but which should earn attractive returns over time as they once again regain investor favor.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings on December 31, 1998, included Fund American (financial services), 6.3% of holdings; Loews Corp. (multi-industry), 5.6%; Sbarro (retail), 5.2%; Leucadia National (financial services), 4.6%; Lockheed Martin (technology), 4.2%; Payless Shoe Source (retail), 4.0%; Unifi (consumer durable), 4.0%; Canadian National Railway (transportation), 3.4%; American National Insurance (insurance), 3.3%; and Old Republic International (insurance), 3.2%.

Q. What is your outlook for the market?
As long as stock investors continue to ignore traditional fundamental analysis, we believe it is likely that value-oriented funds will continue to underperform the market. Prices on many growth stocks remain high based on historic valuation parameters, but the lure of high returns attained over the past several years continues to bring more money into the market. This drives up prices and returns, and the cycle continues to spiral. At some point, we expect the cycle to be broken, and the benefits of value investing should become clear.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results.

The S&P 500 Index is an unmanaged index generally representative of the U.S. Stock Market as a whole.

The Russell 1000 Growth Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average growth orientation. The Russell 1000 Value Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average value orientation. The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 14
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Intrinsic Value Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                     PEGASUS INTRINSIC VALUE FUND AND THE
                                S&P 500 INDEX*

                 [CHART OF INTRINSIC VALUE FUND APPEARS HERE]

------------------------------------------------------------------------------
               I shares   A shares w/5.00%   B shares w/3.00%   S&P 500 Index
------------------------------------------------------------------------------
  6/1/91          10000                                                 10000
12/31/91          10152                                                 10902
  5/1/92          11125               9500                              10627
12/31/92          11629               9930                              11731
12/31/93          13340              11391                              12911
12/31/94          13260              11323                              13080
12/31/95          16492              14083                              17991
 9/23/96          18849              16080              10000           20418
12/31/96          20449              17434              10842           22119
12/31/97          25613              21798              13470           29499
12/31/98          24771              21024              12599           37929
-------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 3.50% sales charge is currently valued at $21,135.
(4) Includes contingent deferred sales charge of 5.00%.

  Average Annual Total Return      Inception     One      Five      Since
        Through 12/31/98             Date       Year      Year    Inception
--------------------------------------------------------------------------------
Pegasus Intrinsic Value Fund
I Shares                              6/1/91   (3.29)%   13.18%      12.70%
A Shares With 5.00% Load              5/1/92   (8.37)%   11.89%      11.79%(/1/)
B Shares With Applicable CDSC(2)     9/23/96   (7.70)%      N/A      10.73%
S&P 500 Index*                        6/1/91    28.58%   24.06%      19.21%

(1) Return for an "A' shareholder who invested at the original 4.5% sales charge was 11.87%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Growth and Value Fund

--------------------------------------------------------------------------------
An interview with George Abel
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Growth and Value Fund's I shares posted a total return of 13.40% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 17.)

Q. To what do you attribute this performance?
The low interest rate environment in the U.S. served as a positive factor for stocks in two ways: 1.) Stock multiples tend to expand when interest rates decrease; and 2.) lower interest rates decrease borrowing costs for companies, thus boosting earnings. In addition, the continued strength of the U.S. economy helped offset some of the earnings weakness that several Fund holdings experienced overseas.

Q. What were your primary strategies and tactics?
We targeted large-cap companies with above-average growth rates selling at reasonable valuations. Our capitalization focus served the Fund well during 1998, as large-cap stocks were the year's performance leaders. However, growth stocks outperformed value stocks, and the Fund's tilt toward value hurt relative performance. We had emphasized value stocks throughout the year due to concerns about the high valuations that the market was placing on certain growth-oriented stocks.

In addition, market performance was narrow, with a handful of high-growth stocks accounting for a disproportionate amount of the S&P 500 Index's strong return. Due to valuation considerations, the Fund did not hold many of these stocks, which was a major factor in the Fund's return lagging that of the S&P 500.

Q. Did events abroad have an impact on the Fund?
The weakness in Asia had a significant negative impact on the earnings of a few companies in the Fund. Boeing (aerospace), Callaway Golf (travel and recreation) and AMP (electronics) all reported major earnings shortfalls as a result of lower sales to Asia. As a result, their stock prices all suffered. (AMP later recovered when it became an acquisition target.)

As concerns grew during the year about Asia's impact on earnings, the Fund benefited on a relative basis due to its overweighting in the utilities and consumer staples sectors.

Q. Did the portfolio benefit from any particularly strong holdings?*
The Fund's health care holdings, particularly Schering Plough made significant contributions to the Fund's performance. Schering Plough's reputation for earnings consistency and relatively small exposure to Asia made it a popular choice for investors. The Fund also enjoyed strong results from Century Telephone after its successful integration of Pacific Telecom; Intel and Anheuser-Busch.

The Fund realized disappointing results from MCN Energy Group, which suffered significant earnings shortfalls from its non-utilities business; Schlumberger, which was negatively affected by the sharp drop in oil prices; and Office Max, hurt due to weaker-than-expected same-store sales caused by a sharp decline in average computer prices.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings as of December 31, 1998, included Bristol-Myers Squibb (healthcare), 3.4% of holdings; Anheuser-Busch (consumer non-durables), 2.8%; American Home Products (healthcare), 2.8%; Automatic Data Processing (business equipment & services), 2.7%; IBM (technology), 2.5%; Kimberly Clark (shelter), 2.5%; Century Telephone (utilities), 2.5%; Wells Fargo (financial services), 2.5%; Intel (technology), 2.4%; and ConAgra (consumer non-durable), 2.4%.

Q. What is your outlook for the market?
We expect the market to continue to benefit from the low inflation, low interest rate environment. However, we do have some strong concerns about high valuations. In our view, many of these valuations are not based on the fundamentals of the company. Instead, they result from investors being caught up in the momentum of the moment. These valuations do not leave a lot of room for any potential "bad news," and thus we believe the market could be volatile in 1999. We also have some concerns about the growing weakness in Latin America. Europe is also beginning to see a slow down, which could negatively affect many large, multi-national companies.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results.

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 16
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Growth and Value Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                     PEGASUS GROWTH AND VALUE FUND AND THE
                                S&P 500 INDEX*

                  [CHART OF GROWTH & VALUE FUND APPEARS HERE]

-------------------------------------------------------------------------------
               I shares   A shares w/5.00%   B shares w/3.00%   S&P 500 Index
-------------------------------------------------------------------------------
  6/1/91         10000                                                  10000
12/31/91         10007                                                  10902
  5/1/92         10430                9500                              10627
12/31/92         10996               10015                              11731
12/31/93         12512               11397                              12911
12/31/94         12581               11459                              13080
12/31/95         16105               14670                              17991
 9/23/96         18067               16449              10000           20418
12/31/96         19221               17493              10610           22119
12/31/97         24631               22355              13465           29499
12/31/98         27932               25296              14829           37929
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $25,428.
(4) Includes contingent deferred sales charge of 3.00%.

  Average Annual Total Return      Inception    One      Five      Since
        Through 12/31/98             Date       Year     Year    Inception
-------------------------------------------------------------------------------
Pegasus Growth and Value Fund
I Shares                              6/1/91   13.40%   17.42%      14.50%
A Shares With 5.00% Load              5/1/92    7.49%   16.09%      14.93%(/1/)
B Shares With Applicable CDSC(2)     9/23/96    8.52%      N/A      18.97%
S&P 500 Index*                        6/1/91   28.58%   24.06%      19.21%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 15.02%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Index is an unmanaged index generally representative of the U.S.
 stock market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Equity Index Fund

--------------------------------------------------------------------------------
An interview with Richard Neuman
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Equity Index Fund's I shares posted a total return of 28.25% for the year ended December 31, 1998. The return on the S&P 500 Index, which the Fund seeks to approximate, was 28.58%.(For information on other share classes and additional performance information, please see page 19.)

Q. Is the Fund an exact replica of the Index?
Security weightings in the Fund are based on the underlying weightings in the S&P 500 Index. We employ a "sampling" methodology, whereby not all of the securities in the Index necessarily are held in the Fund. Instead, the Fund invests in a large, statistically based "sample" of those securities. This technique tends to decrease the number of transactions that are required when the Fund is rebalanced.

Q. What accounted for the difference between the Fund's return and the Index's return?
The Fund has management fees and transaction costs that do not apply to the Index, and these charges accounted for more than the difference, or "tracking error," between the Fund and Index. In addition, we would expect small deviations to occur due to slight differentials between security weightings in the Fund and weightings in the Index.

Along with strong market volatility, the Fund experienced an unusually high number of purchases and redemptions in 1998. Nevertheless, the Fund has maintained minimal tracking error.

Q. How did the S&P 500's returns compare to other index returns?
Once again, the large, growth-oriented stocks that characterize the S&P 500 Index generally outperformed smaller-capitalization stocks and value-oriented stocks. For example, compared to the Russell 2000 index of small-company stocks (down 2.55% for the year), the S&P 500 was up 31.13 percentage points. Compared to the Russell 1000 Value Index (up 15.63% for the year), the S&P 500 outperformed by 12.95 percentage points.

Q. To what do you attribute such strong market performance?
While the U.S. stock market experienced considerable volatility during the year, the combination of low inflation and low interest rates once again provided the support for continued stock market strength. In addition, investors continued to favor large-cap stocks for their liquidity and relative safety versus other stocks.

Q. What were the Fund's top 10 holdings?*
The Fund's top 10 holdings on December 31, 1998, included Microsoft (technology) at 3.4% of holdings; General Electric (capital goods), 3.3%; Intel (technology), 2.0%; Wal-Mart (retail), 1.8%; Merck (healthcare), 1.7%; IBM (business equipment & services), 1.7%; Exxon (energy), 1.7%; Pfizer (healthcare), 1.6%; Coca-Cola (consumer non-durable), 1.6%; and Cisco Systems (technology), 1.4%.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results.

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market. The Russell 1000 Value Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average value orientation.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 18
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Equity Index Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS EQUITY INDEX FUND AND THE
                                S&P 500 INDEX*

                   [CHART OF EQUITY INDEX FUND APPEARS HERE]

--------------------------------------------------------------------------------
                I shares   A shares w/3.00%   B shares w/2.00%  S&P 500 Index
--------------------------------------------------------------------------------
   7/10/92         10000               9700                             10000
  12/31/92         10648              10329                             10657
  12/31/93         11688              11338                             11736
  12/31/94         11808              11454                             11891
  12/31/95         16219              15732                             16355
   9/23/96         18378              17820              10000          18562
   12/3196         19880              19269              10809          20108
  12/31/97         26434              25568              14236          26817
  12/31/98         33901              32706              17891          34481
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 3.00%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 2.00%.

  Average Annual Total Return       Inception      One        Five        Since
        Through 12/31/98              Dates        Year       Year      Inception
---------------------------------------------------------------------------------
Pegasus Equity Index Fund
I Shares                             7/10/92      28.25%     23.73%      20.74%
A Shares With 3.00% Load             7/10/92      24.09%     22.85%      20.07%
B Shares With Applicable CDSC(1)     9/23/96      24.07%     N/A         29.18%
S&P 500 Index*                       7/10/92      28.58%     24.06%      22.71%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
*The S&P 500 Index is an unmanaged index generally representative of the U.S.
 stock market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Market Expansion Index Fund

--------------------------------------------------------------------------------
An interview with Richard Neumann
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Market Expansion Index Fund's I shares posted a total non-annualized return of 9.91% from its inception on July 31, 1998, through December 31, 1998. (For information on other share classes and additional performance information, please see page 21.)

Q. What index does the Fund track?
The Fund seeks to offer returns that approximate a market cap adjusted average of the returns on the S&P MidCap 400 Index and the S&P SmallCap 600 Index. For the period from July 31, 1998, through December 31, 1998, the S&P MidCap 400 Index returned 14.07%, while the S&P SmallCap 600 Index returned 0.71%.

Q. Is the Fund an exact replica of the two indexes?
Security weightings in the Fund are based on the underlying weightings in the S&P MidCap 400 and S&P SmallCap 600 indexes. We employ a "sampling" methodology, whereby not all of the securities in the indexes necessarily are held in the Fund. Instead, the Fund invests in a large, statistically based "sample" of those securities. This technique tends to decrease the number of transactions that are required when the Fund is rebalanced.

Q. What accounted for the difference between the Fund's return and the average return of the two indexes?
The Fund has management fees and transaction costs that do not apply to the indexes, and these charges account for most of the difference, or "tracking error," between the Fund and the indexes. In addition, we would expect small deviations to occur due to slight differentials between security weightings in the Fund and weightings in the indexes.

Q. How did the returns on the S&P MidCap and S&P SmallCap compare to other index returns?
For the entire calendar year, large, growth-oriented stocks, as represented by the S&P 500 Index, once again outperformed smaller-capitalization U.S. stocks. But, for the final five months of the year, large-cap stocks, as represented by the S&P 500 Index, underperformed mid-cap stocks, as represented by the S&P MidCap 400 Index, by 3.66 percentage points. Compared to small-cap stocks, as represented by the S&P SmallCap 600 Index, large-cap stocks outperformed by
9.70 percentage points from July 31, 1998, through December 31, 1998.

Q. What were the Fund's top 10 holdings?*
As of December 31, 1998, the Fund's top 10 holdings included America Online (business equipment services), 5.4% of holdings; Compuware Corp. (technology), 1.2%; Solectron Corp. (technology), 0.9%; AFLAC Inc. (financial services), 0.8%; Crestar Financial Corp. (financial services), 0.6%; Office Depot Inc. (retail), 0.6%; Networks Associates Inc. (technology), 0.6%; McKesson Corp. (consumer non-durables), 0.6%; Lexmark International (technology), 0.6%; and Harley Davidson Inc. (consumer durable), 0.6%.

* The Fund's holdings are subject to change.

Past performance is no guarantee of future results.

Small-capitalization funds typically carry additional risks because smaller companies generally have a higher risk of failure.

The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole. The S&P 400 Index is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. The S&P 600 Index is an unmanaged index that consists of 600 domestic stocks chosen for market size, liquidity (bid-asked spread, ownership, share turnover and number of no-trade days) and industry group representation.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 20
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Market Expansion Index Fund -- (Continued)

--------------------------------------------------------------------------------


                      GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS MARKET EXPANSION FUND, THE
                     S&P 400 INDEX* AND THE S&P 600 INDEX*


                [CHART OF MARKET EXPANSION FUND APPEARS HERE]


--------------------------------------------------------------------------------
         I shares A shares w/3.00% B shares w/3.00% S&P 400 Index S&P 600 Index
--------------------------------------------------------------------------------
 7/30/98    10000             9700            10000         10000         10000
12/31/98    11015            10655            10630         11383         10071
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 3.00%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 3.00%.

       Average Annual Total Return               Inception                     Since
            Through 12/31/98                       Date                      Inception
  ------------------------------------------------------------------------------------
   Pegasus Market Expansion Index Fund
   I Shares                                       7/31/98                     9.91%
   A Shares With 3.00% Load                       7/31/98                     6.55%
   B Shares With Applicable CDSC (1)              7/31/98                     6.30%
   S&P 400 Index                                  7/31/98                     35.67%
   S&P 600 Index                                  7/31/98                     1.68%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
 * The S&P 400 Index is an unmanaged index generally representative of the mid-cap stock market.
** The S&P 600 Index is an unmanaged index generally representative of the small companies stock market.

                                                            Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
International Equity Fund

--------------------------------------------------------------------------------
An interview with Richard Kost and Clyde Carter
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus International Equity Fund's I shares posted a total return of 16.43% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 23.)

The Fund's return lagged that of its benchmark index, the Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE) Index, which returned 20.00% for the year. This was due primarily to the Fund's overweighting of some Latin American markets. On the other hand, overweighting Finland, Belgium, Spain and Ireland and underweighting Japan helped relative performance.

Q. What are your primary strategies and tactics?
We invest in international securities issued in countries that we believe offer above-average performance opportunities. We emphasize top-down fundamental analysis that focuses on forecasting key macroeconomic and investment variables. By using quantitative tools and drawing on our own experience and judgment, we attempt to select countries that appear attractive. Then, at the stock selection level, we invest in "baskets" of common stocks to replicate the performance of individual country stock market indexes.

Q. What were some of the major factors affecting the Fund's performance?
In Europe, equity markets advanced, with the MSCI Europe Index up 28.5% in U.S. dollar terms. We significantly increased the Fund's weighting in Europe, and at year-end, the Fund had 72% of its assets invested there. European equity markets rose in response to declining interest rates, expectations of modest economic growth, and corporate restructuring and merger activity fueled by the European Monetary Union. The best-performing countries in U.S. dollar terms were Finland, up 122% for the year; Belgium, up 68%; and Italy, up 53%. The worst-performing European market was Norway, down 30%.

In Japan, the stock market advanced only 5.1% in U.S. dollar terms, as investor pessimism about 1998 and 1999 economic growth prospects continued, inflationary pressures remained low and the corporate earnings outlook became less favorable. The Fund remained underweighted in Japan, with 15% of its assets invested in the country at year-end.

Q. How did events in Asia, Russia and Latin America influence the Fund?
Asian equity markets generally declined amid growing concerns about regional recession. Malaysia plunged 31%, Singapore was down 4%, and Hong Kong fell 3%. The continued turmoil in Asia had little impact on the Fund's performance due to an active decision in 1997 to significantly underweight Asia.

The financial crisis that started in Southeast Asia in 1997 spread to other markets, as commodity prices declined sharply and investors began to lose confidence in countries with large deficits, including Russia and some Latin American economies. The Fund had no equity investments in Russia, but declining equity prices in Latin America did affect the Fund, despite our efforts to reduce the Fund's exposure to these countries.

Furthermore, the Fund was indirectly affected by events in these regions because European banks and engineering firms with significant exposure in Asia, Russia and Latin America saw their stock prices decline.

Q. What were the Fund's top 10 countries?*
As of December 31, 1998, the Fund's assets were diversified among several countries, the top 10 of which included: United Kingdom, 15.2% of holdings; Japan, 14.9%; Finland, 8.3%; Germany, 7.8%; France, 7.2%; Spain, 6.7%;
Netherlands, 5.2%; Ireland, 4.8%; Belgium, 4.4%; and Switzerland, 4.2%.

Q. How will Europe's conversion to a single currency affect the Fund?
As of December 31, 1998, we assessed the impact of the European Monetary Union
(EMU) and the issuance of a single currency (the Euro) for use in participating countries. This conversion resulted in required modifications to certain computer systems, hardware and software of the Fund's service providers, all of which were completed by December 31, 1998, with no resulting costs to the Fund.

Q. What is your outlook for the international stock market?
We expect European economic growth in 1999 to slow from 1998 levels. In Asia, our outlook is for modestly improved growth in 1999. Despite the current economic and financial turmoil centered in Asia, several international markets appear attractive based on various valuation measures, and we continue to recommend that long-term investors consider having a portion of their assets invested internationally.

* The Fund's composition is subject to change.

Post performance is no guarantee of future results.

The Morgan Stanley Capital International Europe, Australia and Far East Index
(EAFE) is composed of a sample of companies representative of the market structure of 20 European and Pacific Basin countries. The index is an unmanaged index of stocks in their respective regions. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.
International investing involves increased risk and volatility.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 22
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
International Equity Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                   PEGASUS INTERNATIONAL EQUITY FUND AND THE
                               MSCI EAFE INDEX*


               [CHART OF INTERNATIONAL EQUITY FUND APPEARS HERE]

--------------------------------------------------------------------------------
               I shares   A shares w/5.00%   B shares w/3.00%   MSCI EAFE Index
--------------------------------------------------------------------------------
     12/3/94      10000               9500                                10000
    12/31/95      11153              10595                                11134
     8/26/96      11449              10855              10000             11623
    12/31/96      12021              11390              10262             11808
    12/31/97      12499              11810              10583             12315
    12/31/98      14554              13713              11840             15408
--------------------------------------------------------------------------------

(1) Includes maximum sales charges of 5.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment at the original 4.50% sales charge is currently valued at $13,785.
(4) Includes contingent deferred sales of 3.00%.

    Average Annual Total Return         Inception        One           Since
          Through 12/31/98                Date           Year        Inception
---------------------------------------------------------------------------------
Pegasus International Equity Fund
I Shares                                 12/3/94        16.43%         9.63%
A Shares With 5.00% Load                 12/3/94        10.32%         8.05%(/1/)
B Shares With Applicable CDSC (2)        8/26/96        11.43%         7.74%
MSCI EAFE Index*                         12/3/94        20.00%        15.07%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 8.19%.
(2) The performance of the B Shares will be less than the performance Shares for the I-Shares due to the differences in loads and fees paid by Shareholders investing in the different classes.


The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The MSCI EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Bond and Intermediate Bond Funds

--------------------------------------------------------------------------------
An interview with Doug Swanson
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Funds perform?
The Pegasus Bond Fund's I shares offered a total return of 8.17% for the year ended December 31, 1998, and the Pegasus Intermediate Bond Fund's I shares posted a total return of 7.62% for the year. (For information on other share classes and additional performance information, please see pages 25-26.)

Both Funds offered favorable returns due to their overweighting of mortgage-backed securities. More important, our specific security selection, particularly in the mortgage sector, was a positive influence on performance.

Q. How did market developments influence performance?
The general decline in interest rates resulted in price appreciation for both Funds. Treasuries generally were the best performers for the year, with declines in yield that surpassed all other bond market sectors. Our avoidance of low-quality securities was a positive influence, as these securities offered little or no price appreciation. While they lagged Treasuries on a price basis, mortgage- and asset-backed securities helped performance on a yield basis.

Q. To what do you attribute the Fund's return?
The decline in interest rates in 1998 resulted in positive price appreciation for both funds, which influenced total return. Yield also contributed nicely to each fund's overall total return.

Q. What were your primary strategies and tactics?
In general, we kept each Fund's duration similar to the duration of its respective market index, which enabled the Funds to realize market appreciation as interest rates declined. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The Bond Fund's duration as of December 31, 1998, was 4.7 years, versus 4.4 years for the Lehman Brothers Aggregate Bond Index. The Intermediate Bond Fund's duration ended the year at
3.5 years, versus 3.4 years for the Lehman Brothers Intermediate Government/Corporate Bond Index.

We also maintained high credit-quality profiles in both Funds, relative to the benchmark indexes. The Funds were overweighted in high-quality mortgage-and asset-backed securities, with a focus on undervalued securities. However, this strategy hurt the Funds' relative performance because even high-quality securities underperformed due to liquidity concerns.

The high quality characteristics of the Funds meant that they were not affected directly by the turmoil in foreign markets and the flight to quality from lower-quality securities.

Q. How did the Funds' yields change during the year?
The declining interest rate environment pushed the SEC yield on the Fund's I shares slightly lower--from 6.39% on December 31, 1997, to 6.21% on December 31, 1998 for the Bond Fund, and from 6.20% to 6.14% for the Intermediate Bond Fund.

Q. How were the Funds structured in terms of quality and sectors?*
At year-end, 34% of the Bond Fund was invested in Treasury and agency securities, 5% in corporate bonds, 54% in mortgage-backed securities, and 7% in asset-backed securities. Securities rated AAA comprised 95% of the Fund. On December 31, 1998, 25% of the Intermediate Bond Fund was invested in Treasury and agency securities, 5% in corporate bonds, 58% in mortgage-backed securities, and 12% in asset-backed securities. Securities rated AAA comprised 96% of the Fund.

Q. What is your outlook for the bond market?
Our long-term view on the bond market remains positive. Inflation is likely to remain at current levels, or rise only slightly, and economic growth is likely to continue, but at a slower pace. We believe that the mortgage-backed security market remains undervalued, presenting many attractive opportunities. We also expect the asset-backed sector to perform well versus Treasuries.

* The Fund's composition is subject to change.

Past performance is no guarantee of future results.

The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bond markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 24
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Bond and Intermediate Bond Funds -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS INTERMEDIATE BOND FUND AND
         LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX*


                [CHART OF INTERMEDIATE BOND FUND APPEARS HERE]

--------------------------------------------------------------------------------
                                                               Lehman Brothers
                                                            Intermediate Govt/
           I shares   A shares w/3.00%   B shares w/2.00%      Corp Bond Index
--------------------------------------------------------------------------------
   6/1/91     10000                                                      10000
   5/1/92     10938               9700                                   10800
 12/31/92     11623              10315                                   11781
 12/31/93     12600              11182                                   12817
 12/31/94     11806              10477                                   12569
 12/31/95     14105              12517                                   14496
  9/24/96     14485              12842              10000                14400
 12/31/96     14920              13224              10350                15083
 12/31/97     16168              14286              11108                16270
 12/31/98     17400              15340              11618                17644
--------------------------------------------------------------------------------

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment with the original 4.50% sales charge is currently valued at $15,189.
(4) Includes contingent deferred sales charge of 2.00%.

  Average Annual
   Total Return                     Inception        One        Five          Since
 Through 12/31/98                     Date          Year        Years       Inception
-------------------------------------------------------------------------------------
Pegasus Intermediate Bond Fund
I Shares -- Net of Fees              6/1/91         7.62%       6.67%       7.57%
A Shares With 3.00% Load             5/1/92         4.15%       5.88%       6.63%(1)
B Shares With Applicable CDSC(2)
                                     9/23/96        3.44%       N/A         6.84%
Lehman Brothers Intermediate
 Government/Corporate Bond
 Index*                              6/1/91         0.44%       6.60%       7.77%

(1) Return for an "A' shareholder who invested at the original 4.50% sales charge was 6.47%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the intermediate-term government and corporate bond market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Bond and Intermediate Bond Funds -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                               PEGASUS BOND FUND
               AND THE LEHMAN BROTHERS AGGREGATE BOND INDEX*


                       [CHART OF BOND FUND APPEARS HERE]

-------------------------------------------------------------------------------
                                                                 Lehman Brother
                                                                 Aggregate Bond
            I SHARES   A SHARES w/4.50%   B SHARES w/3.00%               Index
-------------------------------------------------------------------------------
  6/1/91       10000                                                  10000
12/31/91       11070                                                  11098
  5/1/92       10986               9550                               11400
12/31/92       11796              10253                               11919
12/31/93       13139              11422                               13081
12/31/94       12220              10623                               12699
12/31/95       15122              13145                               15045
 8/26/96       15093              13117              10000            15200
12/31/96       15890              13799              10481            15591
12/31/97       17474              15131              11415            17096
12/31/98       18900              16328              11929            18581
-------------------------------------------------------------------------------

(1) Includes maximum sales charge of 4.50%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 3.00%.

   Average Annual Total Return          Inception    One    Five      Since
        Through 12/31/98                  Date      Year    Years   Inception
-----------------------------------------------------------------------------
Pegasus Bond Fund
I Shares                                 6/1/91     8.17%   7.54%     8.75%
A Shares With 4.50% Load                 5/1/92     3.06%   6.43%     7.63%
B Shares With Applicable CDSC(1)         8/26/96    3.16%     N/A     7.80%
Lehman Brothers Aggregate Bond Index*    6/1/91     8.69%   7.27%     8.51%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Lehman Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

    Pegasus Funds
 26

                           [INTENTIONALLY LEFT BLANK]



                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Short Bond Fund

--------------------------------------------------------------------------------
An interview with Ricardo F. Cipicchio
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Short Bond Fund's I shares offered a total return of 6.34% for the year ended December 31, 1998. (For information on other share classes and performance comparisons to indexes, please see page 29.)

Q. How did market developments influence performance?
The primary factor influencing the fixed income market during the year was the financial crisis afflicting Asia, Russia and South America. Market turmoil in these regions initiated a massive flight to quality, causing yields on U.S. Treasury securities to decline by more than one percentage point. Corporate bonds were adversely affected by the flight to quality and concerns over the domestic earnings impact of the slowing Asian economies. Mortgage-backed securities were adversely affected by declining interest rates and the corresponding increase in mortgage prepayments. Asset-backed securities also suffered from the flight to quality.

Q. To what do you attribute the Fund's performance?
The Fund was invested in U.S. Treasuries, corporate bonds, mortgage-backed securities and asset-backed securities throughout the year. Compared to its benchmark index, the Salomon Brothers 1-3 Year Bond Index, the Fund had overweighted positions in non-government sectors, which caused the Fund's performance to slightly lag that of the benchmark. The Fund began the year with 50% of its assets invested in Treasury and agency securities, 17% in corporate bonds, 15% in mortgage-backed securities and 18% in asset-backed securities. By year-end, the Fund had 45% in Treasuries and agencies, 15% in corporate bonds, 18% in mortgage-backed securities and 22% in asset-backed securities.*

Q. What were your primary strategies and tactics?
We maintained a high-quality portfolio during the year, with 85% of the securities rated AAA on December 31, 1998, compared to 84% on December 31, 1997. The rest of the portfolio consisted of securities rated AA (5%) and A (10%).*

Duration management also played a role in generating return and controlling risk. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The Fund's duration ended the year at 1.6 years, unchanged from December 31, 1997. This short duration generally allows the Fund to have a more stable net asset value versus funds with longer durations.

Q. How did the Fund's yield change during the year?
The declining interest rate environment pushed the SEC yield on the Fund's I shares slightly lower--from 5.59% on December 31, 1997, to 5.29% on December 31, 1998.

Q. What is your outlook for the bond market?
Our long-term view on the bond market remains positive. Inflation is likely to remain at current levels, or rise only slightly, and economic growth is likely to continue, but at a slower pace. We expect the mortgage-backed security market to remain undervalued, presenting many attractive opportunities. In addition, the asset-backed sector should perform well versus Treasuries.

* The Fund's composition is subject to change.

Past performance is no guarantee of future results.

The Salomon Brothers Government/Corporate 1-3 year Bond Index is an unmanaged index generally representative of the short-term government and corporate bond market.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 28
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Short Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                            PEGASUS SHORT BOND FUND
                     AND THE SALOMON BROTHERS GOVERNMENT/
                       CORPORATION 1-3 YEAR BOND INDEX*

                    [CHART OF SHORT BOND FUND APPEARS HERE]

------------------------------------------------------------------------------
                                                            Salomon Brothers
                                                               Govt/Corp 1-3
           I SHARES   A SHARES w/1.00%   B SHARES w/0.00%    Year Bond Index
------------------------------------------------------------------------------
  9/17/94     10000               9900                                 10000
 12/31/94     10008               9908                                  9985
 12/31/95     11016              10905                                 11090
  9/23/96     11324              11200              10000              11300
 12/31/96     11518              11391              10204              11653
 12/31/97     12231              12065              10733              12430
 12/31/98     13006              12801              11301              13296
------------------------------------------------------------------------------

(1) Includes sales charge of 1.00%.
(2) Excludes expenses.
(3) An "A' shareholder investment with the original 3.00% sales charge is currently valued at $12,549.

            Average Annual Total Return              Inception  One     Since
                 Through 12/31/98                      Date     Year  Inception
--------------------------------------------------------------------------------
Pegasus Short Bond Fund
I Shares                                              9/17/94   6.34%   6.32%
A Shares With 1.00% Load                              9/17/94   5.04%   5.92%(1)
B Shares with Applicable CDSC (2)                     9/23/96   4.35%   5.53%
Salomon Brothers Government/Corporate 1-3 year Bond   9/17/94  17.79%   6.87%
 Index*

(1) Return for an "A' Shareholder who invested at the original 3.00% sales charge was 5.42%.
(2) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.
The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Salomon Brothers Government/Corporate 1-3 year Bond Index is an unmanaged index generally representative of the short-term government and corporate bond market.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Multi-Sector Bond Fund

--------------------------------------------------------------------------------
An interview with Ricardo F. Cipicchio and Mark Jackson
Portfolio Managers

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Multi-Sector Bond Fund's I shares offered a total return of 7.82% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 31.)

Q. How did market developments influence performance?
The primary factor influencing the fixed income market during the year was the financial crisis afflicting Asia, Russia and South America. Market turmoil in these regions initiated a massive flight to quality, causing yields on U.S. Treasury securities to decline by more than one percentage point (and prices to rise). Corporate bonds were adversely affected by the flight to quality and concerns over the domestic earnings impact of the slowing Asian economies. Mortgage-backed securities were adversely affected by declining interest rates and the corresponding increase in mortgage prepayments. Asset-backed securities suffered from the flight to quality.

Q. To what do you attribute the Fund's return?
The Fund was invested in U.S. Treasuries, corporate bonds, mortgage-backed securities and asset-backed securities throughout the year. Its overweighted positions in corporate bonds and mortgage- and asset-backed securities caused performance to lag that of the Lehman Brothers Government/Corporate Bond Index, which posted a total return of 9.47%.

Q. What were your primary strategies and tactics?
We maintained a relatively high-quality portfolio during the year, with no direct exposure to Asian creditors. This strategy helped the Fund's performance relative to its peer group, as many funds held higher allocations to BBB-rated and below-investment-grade securities and bonds from Asian issuers.

Duration management also played a role in generating return and controlling risk. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.) The Fund's duration ended the year at 5.4 years, slightly lower than the December 31, 1997, level of 5.5 years. While we do manage the Fund's exposure to changes in interest rates, we also purposely limit the degree to which we alter duration. These risk-control guidelines help protect us from making ill-timed decisions on the magnitude and direction of possible interest rate movements.

Q. How did the Fund's yield change during the year?
The declining interest rate environment pushed the SEC yield on the Fund's I shares slightly lower--from 5.79% on December 31, 1997, to 5.41% on December 31, 1998.

Q. How was the Fund structured in terms of quality and sectors?*
At year-end, 30% of the Fund was invested in Treasury and agency securities, 31% in corporate bonds, 18% in mortgage-backed securities, 20% in asset-backed securities and 1% in money market instruments. Securities rated AAA comprised 68% of the Fund, while those rated AA comprised 13%, A, 16%, BBB 2%, and others, 1%.

Q. What is your outlook for the bond market?
Our long-term view on the bond market remains positive. Inflation is likely to remain at current levels, or rise only slightly, and economic growth is likely to continue, but at a slower pace. We expect the mortgage-backed security market to remain undervalued, presenting many attractive opportunities. In addition, the asset-backed sector should perform well versus Treasuries.

* The Fund's composition is subject to change.

Past performance is no guarantee of future results.

The Lehman Brothers Intermediate Government/ Corporate Bond Index is an unmanaged index generally representative of intermediate-term government and corporate bond markets. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 30
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Multi Sector Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                        PEGASUS MULTI SECTOR BOND FUND*
                        AND LEHMAN BROTHERS GOVERNMENT/
                            CORPORATE BOND INDEX**

                   [CHART OF MULTI-SECTOR BOND APPEARS HERE]

-----------------------------------------------------------------------------
                                                            Lehman Brothers
                                                                  Govt/Corp
            I Shares   A Shares w/3.00%   B Shares w/2.00%       Bond Index
-----------------------------------------------------------------------------
   3/5/93      10000               9700                               10000
 12/31/93      10376              10065                               10533
 12/31/94      10277               9969                               10163
  5/31/95      11276              10933              10000            11100
 12/31/95      12079              11684              10640            12119
 12/31/96      12458              12005              10862            12470
 12/31/97      13562              13035              11704            13687
 12/31/98      14622              14005              12295            14983
-----------------------------------------------------------------------------

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 2.00%.

    Average Annual Total Return       Inception                       Since
          Through 12/31/98              Date    One Year Five Years Inception
-----------------------------------------------------------------------------
Pegasus Multi Sector Bond Fund*
I Shares                               3/5/93    7.82%     7.10%      6.74%
A Shares With 3.00% Load               3/5/93    4.22%     6.18%      5.95%
B Shares With Applicable CDSC(1)       5/31/95   3.74%                5.91%
Lehman Brothers Government/Corporate
 Bond Index**                          3/5/93    9.47%     7.30%      7.18%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*Formerly the Pegasus Income Fund
**The Lehman Government/Corporate Bond Index is an unmanaged index generally representative of the government and corporate bond market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
High Yield Bond Fund

--------------------------------------------------------------------------------
An interview with Mark Durbiano
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus High Yield Bond Fund's I shares offered a total return of 3.07% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 33.)

Q. How did market developments influence performance?
The high-yield market was mixed in 1998. The first half of the year was robust, with record new supply and cash inflows and a tightening of credit spreads. (Credit spreads refer to the difference in yield between securities of higher and lower quality. When spreads tighten, yield differences become smaller and lower-quality securities lose some of their appeal.) The second half of the year proved to be difficult, as the economic problems overseas created uncertainty for the U.S. economy. This caused significant credit-spread widening between September and November. But, stability returned to the market in November when the Federal Reserve adopted an aggressive stance to lower interest rates in an effort to maintain U.S. economic growth.

Q. To what do you attribute the Fund's return?
The Fund's higher-quality credit bias served the portfolio well during the economic uncertainty experienced in the second half of 1998. In addition, our disciplined approach through bottom-up fundamental analysis continued to prove effective in our credit selection process.

Q. What were your primary strategies and tactics?
Our primary investment strategies centered on our belief that overseas economic problems would cause a disruption or slowing of the U.S. economy in 1998. In conjunction with this forecast, we positioned the Fund with a higher quality bias, and we underweighted cyclical industries such as forest products, metals and energy. We also maintained overweighted positions in telecommunications, cable TV and broadcasting sectors.

Our positioning proved successful, as BB- and B-rated securities outperformed lower-quality bonds. In addition, cyclical industries underperformed due to fears of recession and falling commodity prices. Our telecom, TV and broadcasting holdings contributed nicely to performance.

Events abroad had little impact on the Fund, as we have minimal exposure to emerging markets, which experienced the majority of financial market volatility. We do have about 10% of the portfolio invested in foreign companies, with the majority in the United Kingdom and Canada.

Q. How did the Fund's yield change during the year?
The Fund's SEC yield on I shares increased from 8.75% on December 31, 1997, to 9.54% on December 31, 1998. In terms of total return, the Fund's price performance for the year was negative, but the high degree of income provided by the Fund's securities offset the price decline.

Q. How was the Fund structured in terms of quality and sectors?*
At year-end, 26% of the Fund's bond component was invested in telecommunications and cellular companies, 14% in industrial goods and services, 12% in broadcast radio and television, 10% in consumer non-durables, and 4% in utilities. The Fund's remaining assets were invested in a variety of market sectors. Securities rated BBB or better comprised 1% of the Fund, while those rated BB comprised 21%, and B, 63%. Securities rated CCC and unrated comprised 7% of the Fund, and the remainder was invested in cash or cash equivalents.

Q. What is your outlook for the high-yield market?
We believe that the performance of the U.S. economy and domestic equity prices will strongly influence the direction of the high-yield market in 1999. We expect the U.S. economic expansion to continue, but with a modest slowdown. Low interest rates, high consumer confidence, high rates of employment and an accommodative Federal Reserve should drive the economy in 1999.

* The Fund's composition is subject to change.

Past performance is no guarantee of future results.

Although the Fund's yield may be higher than that of fixed-income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the Fund's share price will decline.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 32
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
High Yield Bond Fund

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                     PEGASUS HIGH YIELD BOND FUND AND THE
                    LEHMAN BROTHERS HIGH YIELD BOND INDEX*

                    [CHART OF HIGH YIELD BOND APPEARS HERE]

--------------------------------------------------------------------------------
                                                            Lehman Brothers High
           I shares   A shares w/4.50%   B shares w/4.00%       Yield Bond Index
--------------------------------------------------------------------------------
  6/30/97     10000               9550              10000                  10000




 12/31/97     10637               9950              10394                  10656








 12/31/98     10963              10221              10235                  10826
--------------------------------------------------------------------------------

(1) Includes sales charge of 4.50%.
(2) Includes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.

   Average Annual Total Return          Inception             One               Since
        Through 12/31/98                  Date               Year             Inception
---------------------------------------------------------------------------------------
Pegasus High Yield Bond Fund
I Shares                                 6/30/97              3.07%             6.31%
A Shares With 4.50% Load                 6/30/97            (1.90)%             1.47%
B Shares With Applicable CDSC            6/30/97            (1.46)%             1.65%
Lehman Brothers High Yield Index*        6/30/97              1.60%             7.85%

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception data. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers High Yield Bond Index is an unmanaged index generally covering the universe of fixed rate, publicly issued, non investment grade debt registered with the SEC. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Municipal Bond Fund

--------------------------------------------------------------------------------
An interview with Robert T. Grabowski
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Municipal Bond Fund's I shares offered a total return of 6.01% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 35.) This return lagged that of the Lehman Brothers Municipal Bond Index, with a total return of 6.48%, but the Index is not subject to the expenses of a mutual fund.

Q. How did the market in general perform?
Throughout 1998, the ratio between municipal bond yields and Treasury bond yields narrowed to levels not seen in more than a decade. As a result, the tax-exempt market underperformed the taxable market due to investors' unwillingness to buy municipals at their prevailing yield levels and to the abundance of supply that surfaced during the year.

Q. To what do you attribute the Fund's solid performance?
The Fund is managed primarily for total return, but a portion of the Fund's holdings, which are considered core holdings, is in place to provide higher income. Because of these core holdings and certain technical strategies, the Fund has been able to outperform other funds that focus only on total return. Given the magnitude of the decline in yield during the year, funds that put greater emphasis on income and did not suffer through any major credit falls provided the best returns.

Q. What were your primary strategies and tactics?
Most of 1998's success was due to the strategies we implemented during the second quarter and early in the third quarter. We attempted to take advantage of situations that would help provide good relative value and performance. As such, we reduced some of the Fund's higher-coupon, shorter-call positions and purchased non-callable zero-coupon bonds at attractive levels. (The call feature refers to the bond issuer's right to repay, or "call," the bond before the scheduled maturity date.)

We also focused on purchasing intermediate to long-intermediate securities of specialty states (states that have high income tax rates). These securities are appealing to investors in high-tax states, so we often can sell them at a premium when supply in those states is low.

In addition, we were able to add incremental return by keeping the Fund's duration longer than that of the benchmark index, and by holding minimal cash throughout the year. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

Q. How was the Fund structured in terms of quality and sectors?*
The Fund's configuration was relatively stable throughout the year. As quality spreads continued to narrow throughout the year (meaning that the yield advantages of lower-quality securities were diminishing), we attempted to slightly upgrade the Fund's quality. At the beginning of the year, securities rated AA or better comprised 80% of the Fund; by year end, 84% were rated AA or better.

Each market sector represented in the Fund remained within 5% of where it started the year. As of December 31, 1998, the Fund held 42% of its assets in insured securities, 33% in revenue securities, 19% in general obligation bonds, and 6% in prerefunded bonds.

Q. How did the Fund's yield change during the year?
Our investment strategies and portfolio composition, along with the decline in market rates, caused the Fund's SEC yield on I shares to fall from 4.49% on December 31, 1997, to 3.83% on December 31, 1998. (For investors in the 39.6% federal income tax bracket, the 1998 year-end yield translates to a tax-equivalent yield of 6.34%.**)

Q. What is your outlook for the municipal market and the Fund?
Moving into 1999, we believe much of the activity in the municipal market will be influenced by the yield ratios between taxable and tax-exempt securities and whether they return to more historical levels. Demand for and issuance of municipal securities have hinged on these percentages.

Going forward, with inflation practically non-existent, the economy showing no major signs of weakness and the potential for the Federal Reserve to continue easing during the first half of 1999, we will continue to maintain the Fund's current posture.

 * The Fund's composition is subject to change.
** The tax-equivalent yield assumes the maximum federal marginal income tax rate of 39.6%. This rate is for illustrative purposes only. Tax-equivalent yields are hypothetical and do not reflect the performance of the Fund. The tax bracket does not reflect the possible effects of the federal alternative minimum tax.

Past performance is no guarantee of future results.

The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 34
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Municipal Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                      PEGASUS MUNICIPAL BOND FUND AND THE
                     LEHMAN BROTHERS MUNICIPAL BOND INDEX*

                    [CHART OF MUNICIPAL BOND APPEARS HERE]

--------------------------------------------------------------------------------
                                                                Lehman Brothers
           I Shares   A shares w/4.50%   B shares w/3.00%  Municipal Bond Index
--------------------------------------------------------------------------------
  3/1/88                          9550                                    10000
12/31/88                         10147                                    10526
12/31/89                         11166                                    11662
12/31/90                         12031                                    12512
12/31/91                         13458                                    14031
12/31/92                         14728                                    15268
12/31/93                         16309                                    17143
12/31/94                         15987                                    16257
  2/1/95      10000              16403                                    16667
  4/4/95      10395              17059              10000                 17333
12/31/95      11419              18688              10864                 19095
12/31/96      11849              19316              11141                 19941
12/31/97      12953              21079              12062                 21774
12/31/98      13732              22289              12367                 23185
--------------------------------------------------------------------------------

(1) Includes sales charge of 4.50%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 3.00%.

  Average Annual Total Return     Inception                                 Since
        Through 12/31/98            Date    One Year Five Years Ten Years Inception
-----------------------------------------------------------------------------------
Pegasus Municipal Bond Fund
I Shares(1)                        2/1/95    6.01%       N/A        N/A     8.44%
A Shares With 4.50% Load           3/1/88    0.98%     5.47%      7.69%     7.68%
B Shares With Applicable CDSC(1)   4/4/95    0.98%       N/A        N/A     5.84%
Lehman Brothers Municipal Bond*    3/1/88    6.48%     6.22%      8.22%     8.07%

(1) The performance of the I and B Shares will be more or less than the A Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Short Municipal Bond Fund

--------------------------------------------------------------------------------
An interview with Rebecca Gersonde
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Short Municipal Bond Fund's I shares posted a total return of 4.15% from its inception on May 4, 1998, through December 31, 1998. (For information on other share classes and additional performance information, please see page 37.)

Q. To what do you attribute this performance?
We manage the Fund primarily for total return, with a portion of the Fund's holdings biased toward income. By using a combination of total return and income, the Fund was able to offer attractive returns.

Q. How did the market in general perform?
Investors looking for protection from the turmoil in overseas markets, in conjunction with anticipated Federal Reserve action, dramatically increased their demand for short-term securities throughout the year. This heightened demand caused the shorter end of the municipal curve--and more specifically high-grade securities via a flight to quality--to experience sizable declines in yield. Additionally, supply in the short end contracted--the result of a reduction in cash flow financing as borrowers sought to lock in low fixed rates.

Q. What were your primary strategies and tactics?
One of our primary strategies was to keep the Fund's cash position to a minimum, in anticipation of a Federal Reserve easing. We also retained a high overall credit quality profile and weighted the portfolio's investments most heavily inside 13 months and in the three- to five-year range, where yield pick-up opportunities existed through yield curve extensions. An overweighting in the insured sector also was a positive factor.

The Fund's underweighting in general obligation bonds was a hindrance to performance. The general obligation sector in the shorter end of the yield curve was the best-performing area during 1998.

Q. How was the Fund structured in terms of quality and sectors?*
We focused on high-quality securities, with 79% of the Fund invested in securities rated AA or better. Of the remaining, 21%, 8% was rated A, 4% BBB and 9% not rated.

As of December 31, 1998, the Fund held 33% of its assets in insured securities, 49% in revenue securities and 18% in general obligation bonds.

Q. How did the Fund's yield change during the year?
Due to our investment strategies and portfolio composition, along with the decline in market rates, the SEC yield on the Fund's I shares fell from 3.45% on June 30, 1998, to 3.18% on December 31, 1998. (For investors in the 39.6% federal income tax bracket, the 1998 year-end yield translates to a tax-equivalent yield of 5.62%.**)

Q. What is your outlook for the short municipal market and the Fund?
Going forward, we anticipate keeping the Fund's average maturity at the longer end of its permitted range (near three years), as we anticipate a continued flattening of the shorter end of the yield curve.

 * The Fund's composition is subject to change.
** The tax-equivalent yield assumes the maximum federal marginal income tax rate of 39.6%. This rate is for illustrative purposes only. Tax-equivalent yields are hypothetical and do not reflect the performance of the Fund. The tax bracket does not reflect the possible effects of the federal alternative minimum tax.

Past performance is no guarantee of future results.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 36
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Short Municipal Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF 10,000 INVESTED IN THE
      PEGASUS SHORT MUNICIPAL BOND FUND, THE LEHMAN BROTHERS BLEND INDEX
              AND THE LEHMAN BROTHERS 3 YEAR MUNICIPAL BOND INDEX**

              [CHART OF SHORT MUNICIPAL BOND FUND APPEARS HERE]

--------------------------------------------------------------------------------
                                            Lehman Brothers    Lehman Brothers
                     A shares    B shares    Municipal Bond   3 Year Municipal
          I shares    w/1.00%     w/1.00%       Index Blend         Bond Index
--------------------------------------------------------------------------------
  5/4/98     10000       9900       10000             10000             10000
12/31/98     10455      10285       10247             10406             10428
--------------------------------------------------------------------------------

(1) Includes maximum sales charge of 1.00%.
(2) Excludes expenses.
(3) 75% Lehman Brothers 3 Year Municipal Bond and 25% Lehman Brothers 1 Year Municipal Bond.
(4) Includes contingent deferred sales charge of 1.00%.

           Average Annual Total Return                Inception             Since
                 Through 12/31/98                       Date              Inception
  ---------------------------------------------------------------------------------
   Pegasus Short Municipal Bond Fund
   I Shares                                            5/4/98               4.15%
   A Shares With 1.00% Load                            5/4/98               2.85%
   B Shares With Applicable CDSC (1)                   5/4/98               2.48%
   Lehman Brothers 3 Year Municipal Bond Index*        5/4/98              (6.07)%
   Lehman Brothers Municipal Bond Index**              5/4/98               6.19%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so than an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Lehman Brothers 1 Year Municipal Bond Index is an unmanaged index generally representative of the short term municipal bond market.
** The Lehman Brothers 3 Year Municipal Bond Index is an unmanaged index generally representative of the short term municipal bond market.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
An interview with Robert T. Grabowski
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Intermediate Municipal Bond Fund's I shares offered a total return of 5.65% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 39.) This return slightly lagged that of the Lehman Brothers 7-Year Municipal Bond Index (which was up 6.22% for the year), but the unmanaged Index is not subject to the expenses of a mutual fund.

Q. How did the market in general perform?
Throughout 1998, the ratio between municipal bond yields and Treasury bond yields narrowed to levels not seen in more than a decade. As a result, the tax-exempt market underperformed the taxable market due to investors' unwillingness to buy municipals at their prevailing levels and the abundance of supply that surfaced during the year.

Q. To what do you attribute the Fund's solid performance?
The Fund is managed primarily for total return, but a portion of the Fund's holdings, which are considered core holdings, is in place to provide higher income. Funds that emphasized income tended to have better performance. In addition, the Fund's performance was aided by the Fund's relatively longer duration, which results in greater price appreciation as rates fall, and by its ownership of bonds with better call protection, which lessens the duration-shortening effects of market rallies. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less. The call feature refers to the bond issuer's right to repay, or "call," the bond before the scheduled maturity date.)

Q. What were your primary strategies and tactics?
Throughout 1998 we attempted to take advantage of situations that would help provide good relative value and performance. As such, we focused on purchasing higher-coupon, non-callable securities, primarily in the 12- to 16-year range. This strategy worked well by permitting the Fund to benefit from falling rates, while affording the Fund some coupon protection had interest rates increased. We also purchased moderate premiums and non-callable zero-coupon bonds, funded primarily by the sale of higher-coupon short-maturity securities.

In addition, we were able to add incremental return by keeping the Fund's duration longer than that of the benchmark index, and by holding minimal cash throughout the year. These strategies, coupled with the decline in market rates, caused the Fund's SEC yield on I shares to fall from 4.12% on December 31, 1997, to 3.77% on December 31, 1998. (For investors in the 39.6% federal tax bracket, the 1998 year-end yield translates to a tax-equivalent yield of 6.24%.)*

Q. How was the Fund structured in terms of quality and sectors?**
The Fund's configuration was relatively stable throughout the year. As quality spreads continued to narrow throughout the year (meaning that the yield advantages to lower-quality securities were diminishing), we attempted to slightly upgrade the Fund's quality. At the beginning of the year, securities rated AA or better comprised 79% of the Fund; by year end, 82% were rated AA or better.

As of December 31, 1998, the Fund held 29% of its assets in insured securities (a 9 percentage point increase from 1997), 43% in revenue securities, 23% in general obligation bonds, and 5% in prerefunded bonds.

Q. What is your outlook for the municipal market and the Fund?
Moving into 1999, we believe that much of the activity in the municipal market will be influenced by the ratios between taxable and tax-exempt securities and whether they return to more historic levels. Demand for and issuance of municipal securities have hinged on these percentages.

Going forward, with inflation practically non-existent, the economy showing no major signs of weakness and the potential for the Federal Reserve to continue easing during the first half of 1999, we will continue to maintain the Fund's current posture.

 * The tax-equivalent yield assumes the maximum federal marginal income tax rate of 39.6%. This rate is for illustrative purposes only. Tax-equivalent yields are hypothetical and do not reflect the performance of the Fund. The tax bracket does not reflect the possible effects of the federal alternative minimum tax.
** The Fund's composition is subject to change.

Past performance in no guarantee of future results.

The Lehman Brothers 7-Years Municipal Bond Index is an unmanaged index generally representative of the intermediate-term municipal bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.

The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 38
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Intermediate Municipal Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                       GROWTH OF $10,000 INVESTED IN THE
                 PEGASUS INTERMEDIATE MUNICIPAL BOND FUND AND
               THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX*

           [CHART OF INTERMEDIATE MUNICIPAL BOND FUND APPEARS HERE]

--------------------------------------------------------------------------------
              I Shares    A shares           B shares   Lehman Brother
--------------------------------------------------------------------------------
  3/1/88                      9700
12/31/88                     10335
12/31/89                     11266                               10000
12/31/90                     12118                               10741
12/31/91                     13557                               11994
12/31/92                     14538                               12960
12/31/93                     16001                               14313
12/31/94                     15619                               13917
 1/30/95         10000       15873              10000            14100
12/31/95         11133       17579              11021            15886
12/31/96         11584       18228              11341            16578
12/31/97         12428       19513              12043            17850
12/31/98         13697       20569              12406            18960
--------------------------------------------------------------------------------

(1) Includes sales charge of 3.00%
(2) Excludes expenses
(3) Includes contingent deferred sales charge of 2.00%.

      Average Annual Total Return         Inception                                 Since
            Through 12/31/98                Date    One Year Five Years Ten Years Inception
-------------------------------------------------------------------------------------------
Pegasus Intermediate Municipal Bond Fund
I Shares                                   1/30/95   5.65%      N/A        N/A      7.19%
A Shares With 3.00% Load                   3/1/88    2.26%     4.51%      6.80%     6.88%
B Shares With Applicable CDSC(1)           1/30/95   1.64%      N/A        N/A      5.81%
Lehman Brothers 7 Year Municipal Bond*     3/1/88    6.22%     5.78%       N/A      7.37%

(1) The performance of the I and B Shares will be more or less than the A Shares due to the differences in loads and fees paid by shareholders investing in the different classes.



The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
* The Lehman Brothers 7-year Municipal Bond Index (which began in 1989) is an unmanaged index generally representative of the intermediate-term municipal bond market.

                                                                Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
An interview with Rebecca Gersonde
Portfolio Manager

--------------------------------------------------------------------------------

Q. How did the Fund perform?
The Pegasus Michigan Municipal Bond Fund's I shares posted a total return of 5.94% for the year ended December 31, 1998. (For information on other share classes and additional performance information, please see page 41.) This return slightly lagged compared to the unmanaged Lehman Brothers Michigan Municipal Bond Index, which returned 6.50% for the year.

Q. How did the state's economy fare?
The State of Michigan has fared particularly well over the past several years due to a healthy economy resulting from low inflationary and interest rate environments and the state's budget and spending containment. Michigan's cumulative debt levels appear very manageable, and the state received accolades in 1998 from the ratings agencies.

Q. What were your primary strategies and tactics?
We implemented several tactics throughout the year, including keeping the Fund's cash position to a minimum. We also increased the Fund's call protection in the wake of declining interest rates. (The call feature refers to the bond issuer's right to repay, or "call," the bond before the scheduled maturity date. When interest rates decline, issuers often call their high-interest bonds to refinance at lower rates.)

We succeeded in improving the Fund's call protection by purchasing zero-coupon bonds. This strategy, coupled with our efforts to maintain a slightly longer duration than the Fund's benchmark index, helped increase relative price appreciation as interest rates declined. (Duration is a measure of a fund's price sensitivity to interest rate changes. A longer duration indicates greater sensitivity; a shorter duration indicates less.)

Our strategy of maintaining existing high-book-yield assets as interest rates declined, rather than focusing on more aggressively structured bonds (discount securities) at lower yields, proved to be a deterrent to the Fund's performance. Discount securities offered a substantial advantage during the year through their price returns.

Q. How was the Fund structured in terms of quality and sectors?*
As quality spreads continued to narrow throughout the year (meaning that the yield advantages of lower-quality securities were diminishing) and overseas turmoil threatened the U.S. economy, we upgraded the Fund's credit quality. At the beginning of the year, securities rated AA or better comprised 78% of the Fund; by year end, 86% were rated AA or better.

Since 1997 the Fund has been overweighted in the healthcare sector, which has served as the foundation for its positive performance. The strength of this sector is attributable to consolidation within the hospital industry. Recently, though, national health care reform has proven troublesome for certain institutions, and we have started to selectively decrease the Fund's hospital position.

As of December 31, 1998, the Fund held 32.2% of its assets in insured securities, 40.4% in revenue securities, 17.6% in general obligation (GO) bonds, and 9.8% in prerefunded bonds.

Q. How did the Fund's yield change during the year?
Due to our investment strategies and portfolio composition, along with the decline in market rates, the Fund's SEC yield on I shares fell from 4.52% on December 31, 1997, to 4.00% on December 31, 1998. (For investors in the 39.6% federal tax bracket, the 1998 year-end yield translates to a tax-equivalent yield of 6.62%.**)

Q. What is your outlook for the Michigan municipal market and the Fund?
Due to the uncertainty surrounding events abroad and their impact on domestic markets, we plan to focus on more conservative strategies, including purchasing GO bonds and upgrading credit quality. This is important because Michigan's economy is so heavily concentrated in and dependent upon the manufacturing industry, which is cyclical in nature and could easily fall victim to wage and labor pressures. We stringently will monitor the state's fiscal health, as sustained global fallout could trigger a trickle-down effect into many different avenues within the state.

 *The Fund's composition is subject to change.
** The tax-equivalent yield assumes the maximum federal marginal income tax rate of 39.6%. This rate is for illustrative purposes only. Tax-equivalent yields are hypothetical and do not reflect the performance of the Fund. The tax bracket does not reflect the possible effects of the federal alternative minimum tax.

Past performance is no guarantee of future results.

The Lehman Brothers Michigan Municipal Bond Index is an unmanaged index generally representative of the Michigan municipal bond market. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees.


The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.

Please refer to the prospectus and the accompanying financial statements for further information about your Fund.
 40
    Pegasus Funds

Pegasus Funds
Management's Discussion and Analysis
Michigan Municipal Bond Fund -- (Continued)

--------------------------------------------------------------------------------

                      GROWTH OF $10,000 INVESTED IN THE
                   PEGASUS MICHIGAN MUNICIPAL BOND FUND AND
                   THE LEHMAN BROTHERS MICHIGAN BOND INDEX*

             [CHART OF MICHIGAN MUNICIPAL BOND FUND APPEARS HERE]

--------------------------------------------------------------------------------
                                                              Lehman Brothers
                                                           Michigan Municipal
          I shares   A shares w/4.50%   B shares w/3.00%           Bond Index
--------------------------------------------------------------------------------
  2/1/93     10000           9550                              10000
12/31/93     11053          10555                              10470
12/31/94     10454           9984                               9937
12/31/95     12179          11631                              11769
 9/24/96     12335          11776         10000                11900
12/31/96     12598          12017         10245                12297
12/31/97     13784          13116         11091                13455
12/31/98     14608          13852         11338                14330
--------------------------------------------------------------------------------

(1) Includes sales charge of 4.50%.
(2) Excludes expenses.
(3) Includes contingent deferred sales charge of 3.00%.

   Average Annual Total Return       Inception        One        Five          Since
         Through 12/31/98              Date          Year        Year        Inception
--------------------------------------------------------------------------------------
Pegasus Michigan Municipal Bond Fund
I Shares                              2/1/93         5.94%       5.73%         6.61%
A Shares With 4.50% Load              2/1/93         0.86%       4.62%         5.67%
B Shares With Applicable CDSC(1)      9/23/96        0.92%       N/A           5.69%
Lehman Brothers Michigan
 Municipal Bond Index                 2/1/93         6.50%       6.22%         6.27%

(1) The performance of the B Shares will be less than the performance shown for the I Shares due to the differences in loads and fees paid by shareholders investing in the different classes.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
*The Lehman Brothers Michigan Municipal Bond Index (which began in 1993) is an unmanaged index generally representative of the Michigan municipal bond market.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                                 Managed Assets   Managed Assets Managed Assets
                                Conservative Fund Balanced Fund   Growth Fund
                                            -----------------------------------
ASSETS:
Investment in securities:
 At cost                          $142,630,424     $273,603,711   $28,724,882
-------------------------------------------------------------------------------
 At value (Note 2)                $144,513,236     $274,981,673   $28,949,883
Cash                                        --          764,477        83,315
Receivable for securities sold       1,205,984               --            --
Receivable for fund shares
sold                                   545,236        3,284,447       276,243
Income receivable                      626,853          999,435        84,096
Receivable from investment ad-
viser                                       --               --         3,267
Deferred organization costs,
net (Note 2)                            22,296              190            --
Prepaids and other assets                  110               --            --
-------------------------------------------------------------------------------
 TOTAL ASSETS                      146,913,715      280,030,222    29,396,804
-------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                         482,261               --            --
Payable for securities pur-
chased                                 195,730               --            --
Accrued investment advisory
fees                                    53,219          100,346            --
Administration fees payable             17,748           35,004         3,499
Shareholder services fees pay-
able (Class A Shares)                   52,846          100,588         8,586
Shareholder services fees pay-
able (Class B Shares)                   16,437           10,856         7,407
12b-1 fees payable (Class B
Shares)                                 50,036           32,568        22,212
Dividends payable                      548,230        3,418,059       203,120
Payable for fund shares re-
deemed                                  53,054           75,440        14,554
Other payables and accrued ex-
penses                                  86,520          152,519        31,410
-------------------------------------------------------------------------------
 TOTAL LIABILITIES                   1,556,081        3,925,380       290,788
-------------------------------------------------------------------------------
 NET ASSETS                       $145,357,634     $276,104,842   $29,106,016
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
42

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                                 Managed Assets   Managed Assets Managed Assets
                                Conservative Fund Balanced Fund   Growth Fund
                                            -----------------------------------
Net Asset Value, Offering
Price and Redemption Price per
Share:
Class A Shares:
Net assets                        $103,916,591     $169,138,040   $15,267,421
Shares of beneficial interest
issued and outstanding, $0.10
par value, unlimited number of
shares authorized                    7,102,226       14,805,367     1,306,294
-------------------------------------------------------------------------------
Net asset value per share                14.63            11.42         11.69
Maximum sales charge per
share(1)                                  0.77             0.60          0.62
-------------------------------------------------------------------------------
Maximum offering price per
share                             $      15.40     $      12.02   $     12.31
-------------------------------------------------------------------------------
Class B Shares:
Net assets                        $ 26,300,666     $ 18,621,734   $12,610,719
Shares of beneficial interest
issued and outstanding, $0.10
par value, unlimited number of
shares authorized                    1,795,632        1,445,594     1,096,043
-------------------------------------------------------------------------------
Net asset value per share(2)      $      14.65     $      12.88   $     11.51
-------------------------------------------------------------------------------
Class I Shares:
Net assets                        $ 15,140,377     $ 88,345,068   $ 1,227,876
Shares of beneficial interest
issued and outstanding, $0.10
par value, unlimited number of
shares authorized                    1,030,567        7,748,539       104,560
-------------------------------------------------------------------------------
Net asset value per share         $      14.69     $      11.40   $     11.74
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Shares of beneficial interest,
at par                            $    992,842     $  2,399,950   $   250,690
Additional paid-in capital         139,128,613      266,659,718    27,942,102
Accumulated undistributed net
investment income (distribu-
tion in excess of net invest-
ment income)                           273,591             (168)           --
Accumulated undistributed net
realized gains (losses)              3,079,776        5,667,380       688,223
Net unrealized appreciation on
investments                          1,882,812        1,377,962       225,001
-------------------------------------------------------------------------------
 TOTAL NET ASSETS                 $145,357,634     $276,104,842   $29,106,016
-------------------------------------------------------------------------------

(1)Maximum sales charges are 5.00% of maximum offering price per share unless otherwise noted.

(2)Redemption price per Class B shares varies based on length of time shares are held.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                             Equity                     Mid-Cap      Small Cap    Intrinsic
                             Income       Growth      Opportunity   Opportunity     Value
                              Fund         Fund           Fund          Fund         Fund
                                 ------------------------------------------------------------
ASSETS:
Investments (Note 2):
 At cost                  $506,022,566 $ 561,107,693 $  883,158,164 $285,732,297 $538,090,128
---------------------------------------------------------------------------------------------
 Securities at value
 (Note 2)                  530,639,941   989,375,844  1,255,207,907  311,069,001  558,932,877
 Repurchase agreements,
 at value                   48,014,000    15,453,000     15,820,000      312,000   20,820,000
---------------------------------------------------------------------------------------------
 Total Investments         578,653,941 1,004,828,844  1,271,027,907  311,381,001  579,752,877
Cash                             2,560            --             --           --           --
Receivable for securi-
ties sold                    4,453,939            --      2,307,573    2,389,492           --
Receivable for fund
shares sold                     55,858       103,389         84,913       28,875    3,250,315
Income receivable            1,092,174       577,423        624,065       97,995      562,591
Deferred organization
costs, net (Note 2)             14,865        19,175             --       15,370           --
Prepaids and other as-
sets                            10,005        13,151          2,593       40,215      155,435
---------------------------------------------------------------------------------------------
 TOTAL ASSETS              584,283,342 1,005,541,982  1,274,047,051  313,952,948  583,721,218
---------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                      --        12,916         25,981       17,162       48,058
Payable for securities
purchased                   11,129,099     6,694,779             --      675,266           --
Accrued investment advi-
sory fees                      240,980       455,061        612,836      174,925      291,934
Administration fees pay-
able                            72,293       113,814        153,209       37,534       72,983
Shareholder services
fees payable (Class A
Shares)                          7,312        73,953        155,887       17,922       70,559
Shareholder services
fees payable (Class B
Shares)                          2,187         3,093          4,005        2,229        2,945
12b-1 fees payable
(Class B Shares)                 6,506        10,395         12,016        7,301        8,835
Dividends payable            1,439,621            --             --           --    2,277,620
Payable for fund shares
redeemed                         5,503        79,626        239,198       21,083      101,368
Other payables and ac-
crued expenses                  41,195        57,579        200,208       14,520      166,322
---------------------------------------------------------------------------------------------
 TOTAL LIABILITIES          12,944,696     7,501,216      1,403,340      967,942    3,040,624
---------------------------------------------------------------------------------------------
 NET ASSETS               $571,338,646 $ 998,040,766 $1,272,643,711 $312,985,006 $580,680,594
---------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
44

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                             Equity                    Mid-Cap      Small Cap     Intrinsic
                             Income       Growth     Opportunity   Opportunity      Value
                              Fund         Fund          Fund          Fund          Fund
                                 -------------------------------------------------------------
Net Asset Value, Offer-
ing Price and Redemption
Price per Share:
Class A Shares:
Net assets                $ 12,688,741 $126,997,650 $  278,279,461 $ 32,217,409  $117,666,888
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized            1,065,503    6,622,459     13,672,601    2,175,819     8,537,047
----------------------------------------------------------------------------------------------
Net asset value per
share                     $      11.91 $      19.18 $        20.35 $      14.81  $      13.78
Maximum sales charge per
share(1)                          0.63         1.01           1.07         0.78          0.73
----------------------------------------------------------------------------------------------
Maximum offering price
per share                 $      12.54 $      20.19 $        21.42 $      15.59  $      14.51
----------------------------------------------------------------------------------------------
Class B Shares:
Net assets                $  3,413,248 $  5,977,730 $    7,108,282 $  4,014,081  $  4,805,857
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized              286,681      319,001        744,553      278,490       506,709
----------------------------------------------------------------------------------------------
Net asset value per
share(2)                  $      11.91 $      18.74 $         9.55 $      14.41  $       9.48
----------------------------------------------------------------------------------------------
Class I Shares:
Net assets                $555,236,657 $865,065,386 $  987,255,968 $276,753,516  $458,207,849
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized           46,789,350   44,992,899     48,263,141   18,425,056    33,232,119
----------------------------------------------------------------------------------------------
Net asset value per
share                     $      11.87 $      19.23 $        20.46 $      15.02  $      13.79
----------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  4,814,153 $  5,193,436 $    6,268,030 $  2,087,936  $  4,227,587
Additional paid-in capi-
tal                        470,155,363  503,400,320    875,220,331  286,733,915   529,701,064
Accumulated undistrib-
uted net investment in-
come (distributions in
excess of net investment
income)                        180,117        3,145            391          933       (17,598)
Accumulated undistrib-
uted net realized gains
(distributions in excess
of net realized gains)      23,557,638   45,722,714      3,285,216   (1,486,482)    5,106,792
Net unrealized apprecia-
tion (depreciation) on
investments                 72,631,375  443,721,151    387,869,743   25,648,704    41,662,749
----------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $571,338,646 $998,040,766 $1,272,643,711 $312,985,006  $580,680,594
----------------------------------------------------------------------------------------------

(1)Maximum sales charges are 5.00% of maximum offering price per share.

(2)Redemption price per Class B shares varies based on length of time shares are held.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                              Growth                      Market    International
                            and Value     Equity Index   Expansion     Equity
                               Fund           Fund      Index Fund      Fund
                                     --------------------------------------------
ASSETS:
Investments (Note 2):
 At cost                  $1,061,126,948 $  542,440,627 $18,540,428 $463,029,679
---------------------------------------------------------------------------------
 Securities at value
 (Note 2)                  1,471,757,098  1,025,364,978  27,514,226  594,520,363
 Repurchase agreements,
 at value                     24,368,000             --          --   19,590,000
---------------------------------------------------------------------------------
 Total Investments         1,496,125,098  1,025,364,978  27,514,226  614,110,363
Cash                                  --      2,113,218      52,049           --
Foreign currency, at
value (at cost,
$1,343,760)                           --             --          --    1,331,531
Receivable for securi-
ties sold                     11,318,728             --          --      707,236
Receivable for fund
shares sold                    1,031,181      1,137,099          40    2,036,609
Receivable from invest-
ment adviser                          --             --      20,153           --
Income receivable              1,494,941      1,104,772      18,196      742,309
Reclaim receivable                    --             --          --      740,359
Prepaids and other as-
sets                               3,830        159,834       8,122       18,401
---------------------------------------------------------------------------------
 TOTAL ASSETS              1,509,973,778  1,029,879,901  27,612,786  619,686,808
---------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                   102,055             --          --        7,908
Payable for variation
margin on futures con-
tracts                                --             --          --       17,383
Accrued investment advi-
sory fees                        713,363         79,067      15,180      408,785
Administration fees pay-
able                             178,341        118,600       3,244       76,647
Shareholder services
fees payable (Class A
Shares)                          157,903        180,948           9       26,233
Shareholder services
fees payable (Class B
Shares)                            6,644          2,627          --        1,491
12b-1 fees payable
(Class B Shares)                  19,932          7,879           1        4,474
Dividends payable              1,877,999      1,772,341      44,426    2,764,363
Payable for fund shares
redeemed                         574,584        231,689          --       24,943
Other payables and ac-
crued expenses                   158,844        294,301      35,767       56,117
---------------------------------------------------------------------------------
 TOTAL LIABILITIES             3,789,665      2,687,452      98,627    3,388,344
---------------------------------------------------------------------------------
 NET ASSETS               $1,506,184,113 $1,027,192,449 $27,514,159 $616,298,464
---------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
46

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                              Growth                         Market       International
                            and Value     Equity Index      Expansion        Equity
                               Fund           Fund         Index Fund         Fund
                                     --------------------------------------------------
Net Asset Value, Offer-
ing Price and Redemption
Price per Share:
Class A Shares:
Net assets                $  268,582,331 $  321,634,785    $    30,460    $ 44,231,899
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized             16,046,046     12,665,533          2,894       3,183,837
---------------------------------------------------------------------------------------
Net asset value per
share                     $        16.74 $        25.39    $     10.53    $      13.89
Maximum sales charge per
share(1)                            0.88           0.79(2)        0.33(2)         0.73
---------------------------------------------------------------------------------------
Maximum offering price
per share                 $        17.62 $        26.18    $     10.86    $      14.62
---------------------------------------------------------------------------------------
Class B Shares:
Net assets                $   11,212,920 $    5,218,504    $       219    $  2,544,909
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized              1,154,598        355,815             21         195,552
---------------------------------------------------------------------------------------
Net asset value per
share(3)                  $         9.71 $        14.67    $     10.49    $      13.01
---------------------------------------------------------------------------------------
Class I Shares:
Net assets                $1,226,388,862 $  700,339,160    $27,483,480    $569,521,656
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized             73,228,249     27,567,428      2,612,545      40,895,930
---------------------------------------------------------------------------------------
Net asset value per
share                     $        16.75 $        25.40    $     10.52    $      13.93
---------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $    9,042,889 $    4,058,878    $   261,546    $  4,427,532
Additional paid-in capi-
tal                        1,012,561,871    541,824,474     17,561,511     491,658,476
Accumulated undistrib-
uted net investment in-
come (distributions in
excess of net investment
income)                          453,002        697,258          3,217      (2,297,589)
Accumulated undistrib-
uted net realized gains
(distributions in excess
of net realized gains)        49,128,201      2,312,512        714,087     (27,007,738)
Net unrealized apprecia-
tion (depreciation) on
investments, futures,
and translation of as-
sets and
liabilities denominated
in foreign currencies        434,998,150    482,924,351      8,973,798     149,517,783
---------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $1,506,184,113 $1,027,192,449    $27,514,159    $616,298,464
---------------------------------------------------------------------------------------

(1)Maximum sales charges are 5.00% of maximum offering price per share unless otherwise noted.

(2)Maximum sales charge is 3.00% of maximum offering price per share.

(3)Redemption price per Class B shares varies based on length of time shares are held.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                          Intermediate                   Short     Multi Sector High Yield
                           Bond Fund     Bond Fund     Bond Fund    Bond Fund    Bond Fund
                                 ----------------------------------------------------------
ASSETS:
Investments (Note 2):
 At cost                  $635,351,541 $1,429,360,928 $342,480,755 $378,303,198 $84,002,941
-------------------------------------------------------------------------------------------
 Securities at value
 (Note 2)                 $649,382,628 $1,491,245,899 $341,065,477 $395,164,742 $74,082,288
 Repurchase agreements,
 at value                    4,678,000     14,326,000    5,026,000    3,966,000   6,342,000
-------------------------------------------------------------------------------------------
 Total Investments         654,060,628  1,505,571,899  346,091,477  399,130,742  80,424,288
Cash                                --             --        3,508           --         733
Receivable for securi-
ties sold                       55,633         63,623      167,849      326,529          --
Receivable for fund
shares sold                  1,535,681      4,532,139      502,928      198,259     179,005
Income receivable            5,457,538     11,353,866    3,849,753    4,521,640   1,332,364
Deferred organization
costs, net (Note 2)                 --             --        5,238       10,124      18,758
Prepaids and other as-
sets                            30,030         74,411           --       37,244          --
-------------------------------------------------------------------------------------------
 TOTAL ASSETS              661,139,510  1,521,595,938  350,620,753  404,224,538  81,955,148
-------------------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                      42         48,558           --       36,416          --
Payable for securities
purchased                      965,781             --    4,237,500           --     321,063
Accrued investment advi-
sory fees                      205,722        530,843      102,963      133,460      32,552
Administration fees pay-
able                            86,076        199,066       44,127       50,046      10,085
Shareholder services
fees payable (Class A
Shares)                         55,144        138,398        8,663        8,995       1,187
Shareholder services
fees payable (Class B
Shares)                            531          5,117          172          412         207
12b-1 fees payable
(Class B Shares)                 1,590         15,351          514        1,130         823
Dividends payable            3,185,280      7,708,854    1,448,001    1,882,280     754,452
Payable for fund shares
redeemed                         8,745        153,712           --           --          --
Other payables and ac-
crued expenses                  93,068        215,619       76,993       16,776      34,222
-------------------------------------------------------------------------------------------
 TOTAL LIABILITIES           4,601,979      9,015,518    5,918,933    2,129,515   1,154,591
-------------------------------------------------------------------------------------------
 NET ASSETS               $656,537,531 $1,512,580,420 $344,701,820 $402,095,023 $80,800,557
-------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
48

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                          Intermediate                         Short        Multi Sector    High Yield
                           Bond Fund        Bond Fund        Bond Fund       Bond Fund       Bond Fund
                                 -------------------------------------------------------------------------
Net Asset Value, Offer-
ing Price and Redemption
Price per Share:
Class A Shares:
Net assets                $ 88,071,934    $  226,260,828    $ 14,172,156    $ 15,784,879    $ 2,188,249
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized            8,303,275        20,994,234       1,386,859       1,950,878        226,535
----------------------------------------------------------------------------------------------------------
Net asset value per
share                            10.61             10.78           10.22            8.09           9.66
Maximum sales charge per
share                             0.33(1)           0.51(2)         0.10(3)         0.25(1)        0.46(2)
----------------------------------------------------------------------------------------------------------
Maximum offering price
per share                 $      10.94    $        11.29    $      10.32    $       8.34    $     10.12
----------------------------------------------------------------------------------------------------------
Class B Shares:
Net assets                $    857,008    $    9,074,011    $    267,850    $    638,153    $   356,260
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized               81,593           841,978          26,464          78,481         36,819
----------------------------------------------------------------------------------------------------------
Net asset value per
share(4)                  $      10.50    $        10.78    $      10.12    $       8.13    $      9.68
----------------------------------------------------------------------------------------------------------
Class I Shares:
Net assets                $567,608,589    $1,277,245,581    $330,261,814    $385,671,991    $78,256,048
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized           53,515,949       118,500,346      32,339,604      47,634,759      8,036,967
----------------------------------------------------------------------------------------------------------
Net asset value per
share                     $      10.61    $        10.78    $      10.21    $       8.10    $      9.74
----------------------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  6,190,082    $   14,033,656    $  3,375,293    $  4,966,412    $   830,032
Additional paid-in capi-
tal                        637,634,787     1,441,114,996     337,717,550     374,627,211     83,537,587
Accumulated undistrib-
uted net investment in-
come                                --                --             896         194,835            459
Accumulated undistrib-
uted net realized gains
(losses)                    (5,996,425)      (18,779,203)         (1,641)      1,479,021         11,132
Net unrealized apprecia-
tion (depreciation) on
investments                 18,709,087        76,210,971       3,610,722      20,827,544     (3,578,653)
----------------------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $656,537,531    $1,512,580,420    $344,701,820    $402,095,023    $80,800,557
----------------------------------------------------------------------------------------------------------

(1)Maximum sales charge is 3.00% of maximum offering price per share.

(2)Maximum sales charge is 4.50% of maximum offering price per share.

(3)Maximum sales charge is 1.00% of maximum offering price per share.

(4)Redemption price per Class B shares varies based on length of time shares are held.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                           Municipal       Short       Intermediate     Michigan
                              Bond     Municipal Bond Municipal Bond Municipal Bond
                              Fund          Fund           Fund           Fund
                               ----------------------------------------------------
ASSETS:
Investment in securi-
ties:
 At cost                  $831,520,259  $116,069,789   $482,088,696   $305,244,717
-----------------------------------------------------------------------------------
 At value (Note 2)        $887,975,059  $117,791,727   $506,705,540   $321,668,316
Cash                                --            --      1,234,326             --
Receivable for fund
shares sold                    391,409        85,793        108,672        151,426
Income receivable           14,937,980     1,649,460      7,905,927      3,750,831
Deferred organization
costs, net (Note 2)              2,074        33,745         10,604             --
-----------------------------------------------------------------------------------
 TOTAL ASSETS              903,306,522   119,560,725    515,965,069    325,570,573
-----------------------------------------------------------------------------------
LIABILITIES:
Cash overdraft                 161,875            --             --             --
Payable for securities
purchased                    7,105,136            --     16,473,853             --
Accrued investment advi-
sory fees                      272,483        33,493        166,810        109,892
Administration fees pay-
able                           108,446        15,224         61,624         41,210
Shareholder services
fees payable (Class A
Shares)                         27,536           150         14,346         12,854
Shareholder services
fees payable (Class B
Shares)                          1,289            70            527          1,131
12b-1 fees payable
(Class B Shares)                 3,834           324          1,653          3,393
Dividends payable            4,471,155       516,355      1,745,564      1,622,891
Payable for fund shares
redeemed                            50            --          3,191         59,191
Other payables and ac-
crued expenses                 121,907        28,025         87,984         62,311
-----------------------------------------------------------------------------------
 TOTAL LIABILITIES          12,273,711       593,641     18,555,552      1,912,873
-----------------------------------------------------------------------------------
 NET ASSETS               $891,032,811  $118,967,084   $497,409,517   $323,657,700
-----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
50

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998

--------------------------------------------------------------------------------

                           Municipal          Short         Intermediate       Michigan
                              Bond        Municipal Bond   Municipal Bond   Municipal Bond
                              Fund             Fund             Fund             Fund
                                ------------------------------------------------------------
Net Asset Value, Offer-
ing Price and Redemption
Price per Share:
Class A Shares:
Net assets                $ 47,175,513     $    559,420     $ 22,790,514     $ 22,875,890
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized            3,631,333           55,140        1,830,490        2,073,371
--------------------------------------------------------------------------------------------
Net asset value per
share                            12.99            10.15            12.45            11.03
Maximum sales charge per
share                             0.61(2)          0.10(3)          0.39(1)          0.52(2)
--------------------------------------------------------------------------------------------
Maximum offering price
per share                 $      13.60     $      10.25     $      12.84     $      11.55
--------------------------------------------------------------------------------------------
Class B Shares:
Net assets                $  2,142,196     $    111,633     $    731,863     $  1,940,276
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized              164,962           10,954           58,808          181,707
--------------------------------------------------------------------------------------------
Net asset value per
share(4)                  $      12.99     $      10.19     $      12.44     $      10.68
--------------------------------------------------------------------------------------------
Class I Shares:
Net assets                $841,715,102     $118,296,031     $473,887,140     $298,841,534
Shares of beneficial in-
terest issued and out-
standing, $0.10 par val-
ue,
unlimited number of
shares authorized           64,838,288       11,646,428       38,049,728       27,088,446
--------------------------------------------------------------------------------------------
Net asset value per
share                     $      12.98     $      10.16     $      12.45     $      11.03
--------------------------------------------------------------------------------------------
COMPOSITION OF NET AS-
SETS:
Shares of beneficial in-
terest, at par            $  6,863,458     $  1,171,252     $  3,993,903     $  2,934,352
Additional paid-in capi-
tal                        826,156,891      116,039,005      467,388,609      304,146,543
Accumulated undistrib-
uted net investment in-
come                           809,470           10,411          439,931          128,789
Accumulated undistrib-
uted net realized gains
(losses)                       748,192           24,478          970,230           24,417
Net unrealized apprecia-
tion (depreciation) on
investments                 56,454,800        1,721,938       24,616,844       16,423,599
--------------------------------------------------------------------------------------------
 TOTAL NET ASSETS         $891,032,811     $118,967,084     $497,409,517     $323,657,700
--------------------------------------------------------------------------------------------

(1)Maximum sales charge is 3.00% of maximum offering price per share.

(2)Maximum sales charge is 4.50% of maximum offering price per share.

(3)Maximum sales charge is 1.00% of maximum offering price per share.

(4)Redemption price per Class B shares varies based on length of time shares are held.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                    Managed Assets Managed Assets Managed Assets
                                     Conservative     Balanced        Growth
                                         Fund           Fund           Fund
                                            ------------------------------------
INVESTMENT INCOME (Note 2):
 Interest                            $     6,007    $     9,189     $    1,252
 Dividends                             6,423,122     10,663,712        639,882
--------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME               6,429,129     10,672,901        641,134
--------------------------------------------------------------------------------
EXPENSES (Notes 2 and 3):
 Investment advisory fees                846,539      1,743,629        135,275
 Administration fees                     195,355        402,376         31,217
 Shareholder services fees (Class
 A Shares)                               242,997        404,210         24,074
 Shareholder services fees (Class
 B Shares)                                52,860         37,875         24,702
 12b-1 fees (Class B Shares)             158,581        113,626         74,107
 Professional fees                        33,969         44,235         39,323
 Custodian and security pricing
 fees                                     67,142         89,437         78,197
 Transfer and dividend disbursing
 agent fees                              255,875        676,077         40,027
 Amortization of deferred organi-
 zation costs                             18,250          9,256             --
 Registration and filing fees             28,101         29,968          9,788
 Printing fees                            16,389          5,567          1,458
 Other expenses                           46,868        123,556             --
--------------------------------------------------------------------------------
 TOTAL EXPENSES                        1,962,926      3,679,812        458,168
 Less: Investment adviser waiver        (206,988)      (442,407)      (108,850)
 Less: Expense reimbursement                  --             --        (18,881)
--------------------------------------------------------------------------------
 NET EXPENSES                          1,755,938      3,237,405        330,437
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                  4,673,191      7,435,496        310,697
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS
(LOSSES) ON INVESTMENTS:
 Net realized gains (losses) on
 investment transactions               5,969,190     16,832,173      1,370,674
 Net change in unrealized appreci-
 ation (depreciation) on invest-
 ment securities                        (435,981)    (3,461,787)       225,875
--------------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAINS
 ON INVESTMENTS                        5,533,209     13,370,386      1,596,549
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
OPERATIONS                           $10,206,400    $20,805,882     $1,907,246
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

    Pegasus Funds
52

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                        Mid-Cap      Small Cap
                             Equity        Growth     Opportunity   Opportunity   Intrinsic Value
                          Income Fund       Fund          Fund          Fund           Fund
                                  ---------------------------------------------------------------
INVESTMENT INCOME (Note
2):
 Interest                 $  3,257,367  $    210,649  $    546,656  $    183,108   $  3,619,505
 Dividends                  13,272,900     4,921,710     8,677,829     1,140,470     14,562,454
-------------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME    16,530,267     5,132,359     9,224,485     1,323,578     18,181,959
-------------------------------------------------------------------------------------------------
EXPENSES (Notes 2 and
3):
 Investment advisory
 fees                        2,143,083     4,649,581     6,832,757     2,003,921      3,863,619
 Administration fees           642,925     1,162,395     1,708,189       429,412        965,905
 Shareholder services
 fees (Class A Shares)          31,160       254,149       680,933        72,458        296,750
 Shareholder services
 fees (Class B Shares)           8,757         9,801        14,688         7,983         11,613
 12b-1 fees (Class B
 Shares)                        26,270        29,404        44,063        23,950         34,839
 Professional fees              40,951        48,308        59,061        35,024         39,616
 Custodian and security
 pricing fees                   60,005       101,245       149,358        67,315         83,793
 Transfer and dividend
 disbursing agent fees          51,234       269,100     1,106,783       112,795        384,085
 Amortization of de-
 ferred organization
 costs                          15,286        14,925            --        14,965             --
 Registration and filing
 fees                           57,643        76,804       134,131        28,831         72,390
 Printing fees                  10,027        20,693        36,131         7,588         16,477
 Other expenses                  7,721        43,464       166,224           --             --
-------------------------------------------------------------------------------------------------
 TOTAL EXPENSES              3,095,062     6,679,869    10,932,318     2,804,242      5,769,087
-------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)                      13,435,205    (1,547,510)   (1,707,833)   (1,480,664)    12,412,872
-------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS
 Net realized gains
 (losses) on investment
 transactions               34,663,949    95,985,931    68,219,434     5,057,598     41,072,750
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities       (45,453,977)  167,003,149   (17,120,541)  (21,719,701)   (78,410,276)
-------------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS (LOSS-
 ES) ON INVESTMENTS        (10,790,028)  262,989,080    51,098,893   (16,662,103)   (37,337,526)
-------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                $  2,645,177  $261,441,570  $ 49,391,060  $(18,142,767)  $(24,924,654)
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 1998

--------------------------------------------------------------------------------

                             Growth                       Market     International
                           and Value    Equity Index    Expansion       Equity
                              Fund          Fund      Index Fund (1)     Fund
                                   -------------------------------------------------
INVESTMENT INCOME (Note
2):
 Interest                 $  1,180,171  $    259,053    $      873   $  1,163,673
 Dividends                  19,007,766    13,788,293       131,398     11,038,195(*)
------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME    20,187,937    14,047,346       132,271     12,201,868
------------------------------------------------------------------------------------
EXPENSES (Notes 2 and
3):
 Investment advisory
 fees                        7,591,573       936,485        45,584      4,577,670
 Administration fees         1,897,893     1,404,727        15,070        858,313
 Shareholder services
 fees (Class A Shares)         620,907       655,622             9         98,786
 Shareholder services
 fees (Class B Shares)          21,944         7,127            --          5,653
 12b-1 fees (Class B
 Shares)                        65,833        21,381             1         16,958
 Professional fees              62,617        52,509        14,886         69,204
 Custodian and security
 pricing fees                  148,324       134,925        17,413        540,424
 Transfer and dividend
 disbursing agent fees         912,409       832,240           396        121,980
 Amortization of de-
 ferred organization
 costs                              --            --            --         12,545
 Registration and filing
 fees                          142,863       109,133        18,355         60,706
 Printing fees                  36,294        29,026         1,619         16,335
 Other expenses                124,903       288,796           --             --
------------------------------------------------------------------------------------
 TOTAL EXPENSES             11,625,560     4,471,971       113,333      6,378,574
Less: Investment adviser
waiver                         (32,656)      (59,921)      (40,583)            --
Less: Expense reimburse-
ment                                --            --       (16,242)            --
------------------------------------------------------------------------------------
 NET EXPENSES               11,592,904     4,412,050        56,508      6,378,574
------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)                       8,595,033     9,635,296        75,763      5,823,294
------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON
INVESTMENTS, FOREIGN
CURRENCY AND FUTURES
TRANSACTIONS:
 Net realized gains
 (losses) on:
 Investment transactions   163,985,670    59,567,131     1,750,558    (19,069,725)
 Foreign currency trans-
 actions                            --            --            --      1,085,021
 Net change in
 unrealized appreciation
 (depreciation) on:
 Investment securities      (6,038,616)  160,141,343       524,439     99,098,827
 Assets and liabilities
 denominated in foreign
 currencies and finan-
 cial futures                       --            --            --     (1,487,297)
------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS
 (LOSSES) ON
 INVESTMENTS, FOREIGN
 CURRENCY AND FUTURES
 TRANSACTIONS              157,947,054   219,708,474     2,274,997     79,626,826
------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS                $166,542,087  $229,343,770    $2,350,760   $ 85,450,120
------------------------------------------------------------------------------------

(1)For the period from July 31, 1998 (commencement of operations) through December 31, 1998.

(*)Net of foreign taxes withheld of $945,735.
                       See Notes to Financial Statements.

    Pegasus Funds
54

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                          Intermediate                 Short     Multi Sector  High Yield
                              Bond         Bond        Bond          Bond         Bond
                              Fund         Fund        Fund          Fund         Fund
                                   --------------------------------------------------------
INVESTMENT INCOME (Note
2) :
 Interest                 $39,491,208  $ 95,271,840 $16,588,646  $13,348,108   $ 5,976,438
 Dividends                         --            --          --           --       194,102
-------------------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME   39,491,208    95,271,840  16,588,646   13,348,108     6,170,540
-------------------------------------------------------------------------------------------
EXPENSES (Notes 2 and
3):
 Investment advisory
 fees                       2,349,025     5,674,695     990,823      827,079       461,751
 Administration fees          880,884     2,128,011     424,638      310,155        98,947
 Shareholder services
 fees (Class A Shares)        212,255       515,680      33,747       31,428         3,308
 Shareholder services
 fees (Class B Shares)          1,738        15,036         679        1,505           559
 12b-1 fees (Class B
 Shares)                        5,214        45,107       2,035        4,515         1,679
 Professional fees             59,570        79,821      40,838       38,432        32,625
 Custodian and security
 pricing fees                 123,697       207,499      67,713       44,385        75,404
 Transfer and dividend
 disbursing agent fees        278,623       664,602      47,063       65,163         5,202
 Amortization of de-
 ferred organization
 costs                             --            --       6,672        9,855         4,326
 Registration and filing
 fees                          61,879       155,020      32,382       35,496         7,058
 Printing fees                 16,246        39,401       7,320        5,220         1,534
 Other expenses               120,881        61,902      67,636       26,215        16,201
-------------------------------------------------------------------------------------------
 TOTAL EXPENSES             4,110,012     9,586,774   1,721,546    1,399,448       708,594
Less: Investment adviser
waiver                             --            --     (16,174)          --      (101,781)
-------------------------------------------------------------------------------------------
 NET EXPENSES               4,110,012     9,586,774   1,705,372    1,399,448       606,813
-------------------------------------------------------------------------------------------
NET INVESTMENT INCOME      35,381,196    85,685,066  14,883,274   11,948,660     5,563,727
-------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON IN-
VESTMENTS
 Net realized gains
 (losses) on investment
 transactions               2,567,999     3,839,238     471,599    3,788,218       135,750
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities        4,718,043    21,184,435   1,593,088   (2,292,525)   (4,187,294)
-------------------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS (LOSS-
 ES) ON INVESTMENTS         7,286,042    25,023,673   2,064,687    1,495,693    (4,051,544)
-------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPER-
ATIONS                    $42,667,238  $110,708,739 $16,947,961  $13,444,353   $ 1,512,183
-------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Period Ended December 31, 1998

--------------------------------------------------------------------------------

                           Municipal      Short       Intermediate     Michigan
                             Bond     Municipal Bond Municipal Bond Municipal Bond
                             Fund        Fund (1)         Fund           Fund
                                  ------------------------------------------------
INVESTMENT INCOME (Note
2) :
 Interest                 $30,709,087   $2,036,076    $22,610,144    $ 9,036,054
----------------------------------------------------------------------------------
 TOTAL INVESTMENT INCOME   30,709,087    2,036,076     22,610,144      9,036,054
----------------------------------------------------------------------------------
EXPENSES (Notes 2 and
3):
 Investment advisory
 fees                       2,358,313      186,295      1,793,281        699,594
 Administration fees          884,368       69,860        672,481        262,348
 Shareholder services
 fees (Class A Shares)         99,279          225         51,786         48,204
 Shareholder services
 fees (Class B Shares)          4,252          108          1,999          3,291
 12b-1 fees (Class B
 Shares)                       12,756          324          5,996          9,873
 Professional fees             47,412       18,837         41,642         34,814
 Custodian and account-
 ing fees                      86,990       24,724         78,764         49,188
 Transfer and dividend
 disbursing agent fees         47,270        2,044         32,156         21,209
 Amortization of de-
 ferred organization
 costs                          1,460        4,697         11,680             --
 Registration and filing
 fees                          90,184        8,235         55,919         21,804
 Printing fees                 12,558        2,027         12,655          5,789
 Other expenses               166,709       11,361         13,931         68,626
----------------------------------------------------------------------------------
 TOTAL EXPENSES             3,811,551      328,737      2,772,290      1,224,740
Less: Investment adviser
waiver                             --      (41,317)            --        (13,410)
----------------------------------------------------------------------------------
 NET EXPENSES               3,811,551      287,420      2,772,290      1,211,330
----------------------------------------------------------------------------------
NET INVESTMENT INCOME      26,897,536    1,748,656     19,837,854      7,824,724
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAINS (LOSSES) ON IN-
VESTMENTS
 Net realized gains
 (losses) on investment
 transactions               2,786,812       56,191      1,371,525        810,107
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestment securities        6,497,000      669,024      4,381,946      1,874,808
----------------------------------------------------------------------------------
 NET REALIZED AND
 UNREALIZED GAINS (LOSS-
 ES) ON INVESTMENTS         9,283,812      725,215      5,753,471      2,684,915
----------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS FROM OPER-
ATIONS                    $36,181,348   $2,473,871    $25,591,325    $10,509,639
----------------------------------------------------------------------------------

(1)For the period from May 4, 1998 (commencement of operations) through December 31, 1998.

                       See Notes to Financial Statements.

    Pegasus Funds
56

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                               Managed Assets                Managed Assets                 Managed Assets
                                Conservative                    Balanced                       Growth
                                    Fund                          Fund                          Fund
                                    ------------------------------------------------------------------------
                          Year Ended     Year Ended     Year Ended     Year Ended     Year Ended    Year Ended
                         Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998 Dec. 31, 1997
                                    ------------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income   $  4,673,191   $  3,449,327   $  7,435,496   $  6,042,494    $   310,697   $    75,049
 Net realized gains on
 investments                5,969,190     10,320,662     16,832,173     34,007,379      1,370,674       655,347
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                   (435,981)    (2,350,245)    (3,461,787)    (7,432,886)       225,875        (8,420)
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      10,206,400     11,419,744     20,805,882     32,616,987      1,907,246       721,976
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares            (3,532,031)    (2,888,131)    (5,450,566)    (2,416,016)      (220,865)      (35,453)
 Class B Shares              (612,692)      (264,207)      (371,761)       (95,876)      (151,060)      (22,220)
 Class I Shares              (460,296)      (251,568)    (3,203,397)    (3,393,246)       (29,639)      (14,555)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (4,605,019)    (3,403,906)    (9,025,724)    (5,905,138)      (401,564)      (72,228)
----------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares            (6,326,506)    (9,151,629)   (14,856,132)   (11,944,679)      (503,522)      (76,865)
 Class B Shares            (1,462,412)    (1,158,029)    (1,299,066)      (721,797)      (501,662)      (85,740)
 Class I Shares              (814,769)      (912,087)    (7,907,943)    (9,490,570)       (61,061)      (20,902)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (8,603,687)   (11,221,745)   (24,063,141)   (22,157,046)    (1,066,245)     (183,507)
----------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (13,208,706)   (14,625,651)   (33,088,865)   (28,062,184)    (1,467,809)     (255,735)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                      58,074,131     56,042,633     94,271,299    186,676,562     18,479,358    12,257,921
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders     12,315,608     14,019,019     28,993,750     25,044,722      1,127,171       216,893
----------------------------------------------------------------------------------------------------------------
                           70,389,739     70,061,652    123,265,049    211,721,284     19,606,529    12,474,814
 Less: payments for
 shares redeemed          (36,552,301)   (28,871,617)   (88,749,060)   (92,665,003)    (4,030,993)     (536,321)
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from capital share
 transactions              33,837,438     41,190,035     34,515,989    119,056,281     15,575,536    11,938,493
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET AS-
SETS                       30,835,132     37,984,128     22,233,006    123,611,084     16,014,973    12,404,734
NET ASSETS:
 Beginning of period      114,522,502     76,538,374    253,871,836    130,260,752     13,091,043       686,309
----------------------------------------------------------------------------------------------------------------
 End of period           $145,357,634   $114,522,502   $276,104,842   $253,871,836    $29,106,016   $13,091,043
----------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                 Equity Income                    Growth                   Mid-Cap Opportunity
                                     Fund                          Fund                           Fund
                                      --------------------------------------------------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                          Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998   Dec. 31, 1997
                                      --------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                   $ 13,435,205   $  9,995,130   $ (1,547,510)  $    900,808   $   (1,707,833) $       76,143
 Net realized gains
 (losses) on investments    34,663,949     49,970,226     95,985,931     38,532,531       68,219,434      75,611,514
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                 (45,453,977)     3,000,172    167,003,149    104,439,823      (17,120,541)    143,184,993
---------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from op-
 erations                    2,645,177     62,965,528    261,441,570    143,873,162       49,391,060     218,872,650
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares               (341,186)      (397,886)            --         (9,209)              --              --
 Class B Shares                (71,188)       (50,051)            --             --               --              --
 Class I Shares            (12,427,072)    (9,614,170)            --       (905,808)              --         (76,268)
---------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (12,839,446)   (10,062,107)            --       (915,017)              --         (76,268)
---------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares               (791,086)    (2,206,498)    (8,197,288)    (3,354,983)     (18,434,136)    (15,608,413)
 Class B Shares               (226,137)      (503,410)      (319,286)      (110,626)        (819,025)       (430,754)
 Class I Shares            (17,872,288)   (54,205,468)   (48,429,245)   (35,824,761)     (52,983,769)    (56,800,760)
---------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (18,889,511)   (56,915,376)   (56,945,819)   (39,290,370)     (72,236,930)    (72,839,927)
---------------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (31,728,957)   (66,977,483)   (56,945,819)   (40,205,387)     (72,236,930)    (72,916,195)
---------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                       24,643,386     36,443,621    142,617,267    120,290,702      265,282,705     340,892,729
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                        343,332,048             --    114,256,845             --      206,155,249              --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      17,065,302     37,045,422     43,386,154     26,835,283       61,242,354      60,563,640
---------------------------------------------------------------------------------------------------------------------
                           385,040,736     73,489,043    300,260,266    147,125,985      532,680,308     401,456,369
 Less: payments for
 shares redeemed          (104,617,999)   (78,967,179)  (149,927,634)  (165,354,759)    (278,845,124)   (275,036,455)
---------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   280,422,737     (5,478,136)   150,332,632    (18,228,774)     253,835,184     126,419,914
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS              251,338,957     (9,490,091)   354,828,383     85,439,001      230,989,314     272,376,369
NET ASSETS:
 Beginning of period       319,999,689    329,489,780    643,212,383    557,773,382    1,041,654,397     769,278,028
---------------------------------------------------------------------------------------------------------------------
 End of period            $571,338,646   $319,999,689   $998,040,766   $643,212,383   $1,272,643,711  $1,041,654,397
---------------------------------------------------------------------------------------------------------------------


                       See Notes to Financial Statements.

    Pegasus Funds
58

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                          Small Cap Opportunity Fund       Intrinsic Value Fund           Growth and Value Fund
                                       -------------------------------------------------------------------
                           Year Ended     Year Ended     Year Ended     Year Ended      Year Ended      Year Ended
                          Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998   Dec. 31, 1997
                                       -------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                   $ (1,480,664)  $   (819,006)  $ 12,412,872   $  9,255,561   $    8,595,033  $    8,392,917
 Net realized gains
 (losses) on investments     5,057,598     23,580,300     41,072,750     51,424,041      163,985,670      83,059,077
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                 (21,719,701)    23,977,959    (78,410,276)    49,889,271      (6,038,616)     139,970,312
---------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from op-
 erations                  (18,142,767)    46,739,253    (24,924,654)   110,568,873      166,542,087     231,422,306
---------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares                   (249)           (10)    (2,147,442)      (824,689)      (1,200,691)       (717,201)
 Class B Shares                     --             --        (91,317)       (29,657)         (24,501)        (13,664)
 Class I Shares                 (7,615)           (90)   (10,468,388)    (8,168,777)      (7,379,382)     (7,818,526)
---------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                           (7,864)          (100)   (12,707,147)    (9,023,123)      (8,604,574)     (8,549,391)
---------------------------------------------------------------------------------------------------------------------
 Distributions in excess
 of net investment in-
 come
 Class A Shares                     --             --         (2,974)            --               --              --
 Class B Shares                     --             --           (126)            --               --              --
 Class C Shares                     --             --        (14,498)            --               --              --
---------------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of net invest-
 ment income                        --             --        (17,598)            --               --              --
---------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares               (917,514)    (1,940,280)    (8,646,192)    (5,568,447)     (24,698,656)    (12,290,204)
 Class B Shares               (114,202)      (140,872)      (501,868)      (275,342)      (1,577,745)       (544,023)
 Class I Shares             (7,929,668)   (21,480,150)   (34,496,855)   (38,037,383)    (101,421,059)    (78,740,173)
---------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains        (8,961,384)   (23,561,302)   (43,644,915)   (43,881,172)    (127,697,460)    (91,574,400)
---------------------------------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares              (152,194)             --             --             --               --              --
 Class B Shares               (18,943)             --             --             --               --              --
 Class I Shares            (1,315,345)             --             --             --               --              --
---------------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                     (1,486,482)             --             --             --               --              --
---------------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (10,455,730)   (23,561,402)   (56,369,660)   (52,904,295)    (136,302,034)   (100,123,791)
---------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                      151,637,744     96,892,647    203,060,131    253,810,170      375,909,034     345,503,243
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                                 --             --             --             --      349,063,401              --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders       5,721,210     13,802,550     23,228,359     42,141,699       68,350,365      71,311,316
---------------------------------------------------------------------------------------------------------------------
                           157,358,954    110,695,197    226,288,490    295,951,869      793,322,800     416,814,559
 Less: payments for
 shares redeemed           (57,317,688)   (24,978,895)  (190,354,529)  (107,487,017)    (380,446,554)   (277,887,120)
---------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   100,041,266     85,716,302     35,933,961    188,464,852      412,876,246     138,927,439
---------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS               71,442,769    108,894,153    (45,360,353)   246,129,430      443,116,299     270,225,954
NET ASSETS:
 Beginning of period       241,542,237    132,648,084    626,040,947    379,911,517    1,063,067,814     792,841,860
---------------------------------------------------------------------------------------------------------------------
 End of period            $312,985,006   $241,542,237   $580,680,594   $626,040,947   $1,506,184,113  $1,063,067,814
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                  Equity Index           Market Expansion    International Equity
                                      Fund                  Index Fund               Fund
                                         -------------------------------------------------------------
                            Year Ended     Year Ended      Period Ended    Year Ended     Year Ended
                          Dec. 31, 1998   Dec. 31, 1997  Dec. 31, 1998(1) Dec. 31, 1998  Dec. 31, 1997
                                         -------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                   $    9,635,296  $ 10,775,328     $    75,763    $  5,823,294   $  4,872,280
 Net realized gains
 (losses) on
 investments, foreign
 currency and futures
 transactions                 59,567,131   137,682,393       1,750,558     (17,984,704)    (7,365,462)
 Net change in
 unrealized appreciation
 (depreciation) on
 investments, foreign
 currency translation
 and futures
 transactions                160,141,343    69,490,136         524,439      97,611,530     22,818,587
------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from
 operations                  229,343,770   217,947,857       2,350,760      85,450,120     20,325,405
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS (Note 2):
 From net investment
 income
 Class A Shares               (2,120,808)   (1,287,874)            (40)       (390,255)      (158,687)
 Class B Shares                  (25,774)      (13,913)             --         (15,390)        (7,361)
 Class I Shares               (6,923,330)   (9,815,475)        (72,506)     (5,811,848)    (4,474,343)
------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment
 income                       (9,069,912)  (11,117,262)        (72,546)     (6,217,493)    (4,640,391)
------------------------------------------------------------------------------------------------------
 Distributions in excess
 of net investment
 income
 Class A Shares                       --            --              --        (144,097)            --
 Class B Shares                       --            --              --          (5,683)            --
 Class I Shares                       --            --              --      (2,145,944)            --
------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of net
 investment income                    --            --              --      (2,295,724)            --
------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares              (18,868,986)   (4,544,532)         (1,180)             --             --
 Class B Shares                 (457,106)      (59,025)             (8)             --             --
 Class I Shares              (42,378,318)  (17,429,544)     (1,035,283)             --             --
------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains         (61,704,410)  (22,033,101)     (1,036,471)             --             --
------------------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares                 (707,161)           --              --              --             --
 Class B Shares                  (17,137)           --              --              --             --
 Class I Shares               (1,588,214)           --              --              --             --
------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                        (2,312,512)           --              --              --             --
------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders                (73,086,834)  (33,150,363)     (1,109,017)     (8,513,217)    (4,640,391)
------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                        313,122,210   315,400,643       1,423,794     137,042,144    163,775,810
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                                   --            --      26,441,223              --     25,851,101
 Net asset value of
 shares issued in
 reinvestment of
 distributions to
 shareholders                 29,221,693    22,770,868         892,867       2,499,532      1,647,758
------------------------------------------------------------------------------------------------------
                             342,343,903   338,171,511      28,757,884     139,541,676    191,274,669
 Less: payments for
 shares redeemed            (306,454,477) (557,739,568)     (2,485,468)   (116,632,982)   (92,471,044)
------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from
 capital share
 transactions                 35,889,426  (219,568,057)     26,272,416      22,908,694     98,803,625
------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS                192,146,362   (34,770,563)     27,514,159      99,845,597    114,488,639
NET ASSETS:
 Beginning of period         835,046,087   869,816,650              --     516,452,867    401,964,228
------------------------------------------------------------------------------------------------------
 End of period            $1,027,192,449  $835,046,087     $27,514,159    $616,298,464   $516,452,867
------------------------------------------------------------------------------------------------------

(1)For the period from July 31, 1998 (commencement of operations) through December 31, 1998.
                       See Notes to Financial Statements.

    Pegasus Funds
60

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              Intemediate Bond                     Bond                        Short Bond
                                    Fund                           Fund                           Fund
                                    -----------------------------------------------------------------------
                          Year Ended     Year Ended      Year Ended      Year Ended     Year Ended     Year Ended
                         Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998   Dec. 31, 1997   Dec. 31, 1998  Dec. 31, 1997
                                    -----------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                  $  35,381,196  $  29,517,324  $   85,685,066  $   65,309,976  $ 14,883,274   $ 11,395,674
 Net realized gains
 (losses) on investments     2,567,999        452,863       3,839,238         800,544       471,599        144,722
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                   4,718,043      8,278,943      21,184,435      34,887,256     1,593,088        864,560
-------------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations       42,667,238     38,249,130     110,708,739     100,997,776    16,947,961     12,404,956
-------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares             (4,973,721)    (1,482,724)    (12,213,991)     (4,500,480)     (692,699)      (104,124)
 Class B Shares                (36,457)       (12,737)       (312,874)        (73,502)      (12,203)        (5,587)
 Class I Shares            (30,768,493)   (27,921,135)    (73,569,798)    (60,755,009)  (14,347,977)   (11,327,998)
-------------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                      (35,778,671)   (29,416,596)    (86,096,663)    (65,328,991)  (15,052,879)   (11,437,709)
-------------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                     --             --              --              --       (22,411)        (1,700)
 Class B Shares                     --             --              --              --          (424)          (150)
 Class I Shares                     --             --              --              --      (498,668)      (167,344)
-------------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains                --             --              --              --      (521,503)      (169,194)
-------------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders              (35,778,671)   (29,416,596)    (86,096,663)    (65,328,991)  (15,574,382)   (11,606,903)
-------------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                      216,823,529    213,559,882     588,642,357     525,891,556   125,933,802    136,214,007
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                         24,555,560             --              --              --    62,377,768             --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      18,447,619     17,877,864      47,400,392      36,740,089     5,789,623      4,626,060
-------------------------------------------------------------------------------------------------------------------
                           259,826,708    231,437,746     636,042,749     562,631,645   194,101,193    140,840,067
 Less: payments for
 shares redeemed          (135,584,547)  (128,414,182)   (378,876,970)   (172,381,516)  (91,023,489)   (73,903,614)
-------------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions   124,242,161    103,023,564     257,165,779     390,250,129   103,077,704     66,936,453
-------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS              131,130,728    111,856,098     281,777,855     425,918,914   104,451,283     67,734,506
NET ASSETS:
 Beginning of period       525,406,803    413,550,705   1,230,802,565     804,883,651   240,250,537    172,516,031
-------------------------------------------------------------------------------------------------------------------
 End of period           $ 656,537,531  $ 525,406,803  $1,512,580,420  $1,230,802,565  $344,701,820   $240,250,537
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                             Multi Sector Bond               High Yield Bond              Municipal Bond
                                    Fund                          Fund                         Fund
                                      --------------------------------------------------------------------
                          Year Ended                   Year Ended                     Year Ended    Year Ended
                           Dec. 31,     Year Ended      Dec. 31,      Period Ended     Dec. 31,      Dec. 31,
                             1998      Dec. 31, 1997      1998      Dec. 31, 1997(1)     1998          1997
                                      --------------------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                  $ 11,948,660  $   8,532,835  $  5,563,727    $ 1,276,922    $ 26,897,536  $ 18,742,515
 Net realized gains
 (losses) on investments    3,788,218        263,190       135,750         22,645       2,786,812     2,051,175
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                 (2,292,525)     1,982,422    (4,187,294)       608,641       6,497,000    13,548,913
----------------------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations      13,444,353     10,778,447     1,512,183      1,908,208      36,181,348    34,342,603
----------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares              (706,759)      (482,924)     (117,102)        (5,259)     (1,769,946)   (1,484,220)
 Class B Shares               (26,270)       (22,582)      (18,058)          (955)        (62,445)      (35,945)
 Class I Shares           (11,103,709)    (8,031,340)   (5,555,780)    (1,244,978)    (25,026,473)  (17,510,743)
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                     (11,836,738)    (8,536,846)   (5,690,940)    (1,251,192)    (26,858,864)  (19,030,908)
----------------------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares               (84,918)       (18,808)         (426)          (127)        (86,152)           --
 Class B Shares                (3,594)        (1,207)          (63)           (20)         (4,154)           --
 Class I Shares            (2,198,850)      (230,025)      (14,218)       (22,498)     (1,639,208)           --
----------------------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains       (2,287,362)      (250,040)      (14,707)       (22,645)     (1,729,514)           --
----------------------------------------------------------------------------------------------------------------
 Distributions in excess
 of realized gains
 Class A Shares                    --             --            --            (45)             --            --
 Class B Shares                    --             --            --             (7)             --            --
 Class I Shares                    --             --            --         (7,917)             --            --
----------------------------------------------------------------------------------------------------------------
 Total distributions in
 excess of realized
 gains                             --             --            --         (7,969)             --            --
----------------------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders             (14,124,100)    (8,786,886)   (5,705,647)    (1,281,806)    (28,588,378)  (19,030,908)
----------------------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                      33,089,591     10,311,300    44,302,009     50,855,077     110,236,541   103,257,906
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                       330,844,733             --            --             --     449,204,422            --
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders      2,701,230        724,616     1,512,846        373,896       2,332,728     1,503,756
----------------------------------------------------------------------------------------------------------------
                          366,635,554     11,035,916    45,814,855     51,228,973     561,773,691   104,761,662
 Less: payments for
 shares redeemed          (66,769,575)  (106,530,429)  (10,617,848)    (2,058,361)   (70,188,851)   (96,346,798)
----------------------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions  299,865,979    (95,494,513)   35,197,007     49,170,612     491,584,840     8,414,864
----------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS             299,186,232    (93,502,952)   31,003,543     49,797,014     499,177,810    23,726,559
NET ASSETS:
 Beginning of period      102,908,791    196,411,743    49,797,014             --     391,855,001   368,128,442
----------------------------------------------------------------------------------------------------------------
 End of period           $402,095,023  $ 102,908,791  $ 80,800,557    $49,797,014    $891,032,811  $391,855,001
----------------------------------------------------------------------------------------------------------------

(1)For the period from June 30, 1997 (commencement of operations) through December 31, 1997.

                       See Notes to Financial Statements.

    Pegasus Funds
62

Pegasus Funds

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                              Short
                          Municipal Bond  Intermediate Municipal Bond     Michigan Municipal Bond
                               Fund                  Fund                          Fund
                                           ---------------------------------------------------------
                           Period Ended    Year Ended     Year Ended     Year Ended     Year Ended
                         Dec. 31, 1998(1) Dec. 31, 1998  Dec. 31, 1997  Dec. 31, 1998  Dec. 31, 1997
                                           ---------------------------------------------------------
FROM OPERATIONS:
 Net investment income
 (loss)                    $  1,748,656   $ 19,837,854   $ 18,403,998   $  7,824,724    $ 3,234,218
 Net realized gains
 (losses) on investments         56,191      1,371,525      2,007,297        810,107       (144,655)
 Net change in
 unrealized appreciation
 (depreciation) on in-
 vestments                      669,024      4,381,946      7,485,364      1,874,808      3,140,469
----------------------------------------------------------------------------------------------------
 Net increase in net as-
 sets from operations         2,473,871     25,591,325     27,896,659     10,509,639      6,230,032
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARE-
HOLDERS (Note 2):
 From net investment in-
 come
 Class A Shares                  (4,005)      (866,365)      (839,467)      (849,059)      (814,513)
 Class B Shares                  (1,262)       (27,194)       (24,367)       (49,638)       (13,084)
 Class I Shares              (1,732,978)   (18,919,412)   (17,763,309)    (6,899,533)    (2,398,650)
----------------------------------------------------------------------------------------------------
 Total distributions
 from net investment in-
 come                        (1,738,245)   (19,812,971)   (18,627,143)    (7,798,230)    (3,226,247)
----------------------------------------------------------------------------------------------------
 From realized gains
 Class A Shares                    (145)       (18,945)       (99,588)       (33,010)            --
 Class B Shares                     (29)          (669)        (3,661)        (3,182)            --
 Class I Shares                 (31,539)      (385,025)    (1,949,447)      (480,870)            --
----------------------------------------------------------------------------------------------------
 Total distributions
 from realized gains            (31,713)      (404,639)    (2,052,696)      (517,062)            --
----------------------------------------------------------------------------------------------------
 Total distributions to
 shareholders                (1,769,958)   (20,217,610)   (20,679,839)    (8,315,292)   (3,226,247)
----------------------------------------------------------------------------------------------------
FROM CAPITAL SHARE
TRANSACTIONS (Note 5):
 Proceeds from shares
 sold                        29,003,370     86,038,217     72,832,224     49,388,126     26,314,714
 Proceeds from shares
 issued in connection
 with conversion (Note
 1)                          95,765,693     61,500,411                   207,445,015
 Net asset value of
 shares issued in rein-
 vestment of distribu-
 tions to shareholders          274,257      1,445,734      2,436,698      1,328,417        987,581
----------------------------------------------------------------------------------------------------
                            125,043,320    148,984,362     75,268,922    258,161,558     27,302,295
 Less: payments for
 shares redeemed             (6,780,149)   (53,891,062)   (79,173,261)   (17,861,155)    (9,736,804)
----------------------------------------------------------------------------------------------------
 Net increase (decrease)
 in net assets from cap-
 ital share transactions    118,263,171     95,093,300     (3,904,339)   240,300,403     17,565,491
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS               118,967,084    100,467,015      3,312,481    242,494,750     20,569,276
NET ASSETS:
 Beginning of period                 --    396,942,502    393,630,021     81,162,950     60,593,674
----------------------------------------------------------------------------------------------------
 End of period             $118,967,084   $497,409,517   $396,942,502   $323,657,700    $81,162,950
----------------------------------------------------------------------------------------------------

(1)For the period of May 4, 1998 (commencement of operations) through December 31, 1998.

                       See Notes to Financial Statements.

                                                   Pegasus Funds

Pegasus Managed Assets Conservative Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                      Description                         Shares   Market Value
                      -----------                         ------   ------------
INVESTMENT COMPANIES -- 99.4%
 Pegasus Bond Fund, Class I............................. 6,813,025 $ 73,444,413
 Pegasus Growth and Value Fund, Class I................. 1,198,947   20,082,355
 Pegasus Growth Fund, Class I...........................   147,907    2,844,256
 Pegasus High Yield Bond Fund, Class I.................. 1,334,108   12,994,212
 Pegasus International Equity Fund, Class I.............   824,514   11,485,481
 Pegasus Intrinsic Value Fund, Class I.................. 1,066,029   14,700,545
 Pegasus Mid-Cap Opportunity Fund, Class I..............   292,323    5,980,922
 Pegasus Small Cap Opportunity Fund, Class I............   198,472    2,981,052
                                                                   ------------
TOTAL INVESTMENT COMPANIES..............................            144,513,236
                                                                   ------------
TOTAL...................................................           $144,513,236
                                                                   ============
 (Cost $142,630,424) -- 99.4%

Percentages indicated are based on net assets of $145,357,634.

    Pegasus Funds
 64

Pegasus Managed Assets Balanced Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                      Description                         Shares   Market Value
                      -----------                         ------   ------------
INVESTMENT COMPANIES -- 99.6%
 Pegasus Bond Fund, Class I............................. 8,716,641 $ 93,965,387
 Pegasus Growth and Value Fund, Class I................. 3,368,073   56,415,226
 Pegasus Growth Fund, Class I...........................   420,567    8,087,511
 Pegasus High Yield Bond Fund, Class I.................. 1,690,127   16,461,833
 Pegasus International Equity Fund, Class I............. 2,338,634   32,577,171
 Pegasus Intrinsic Value Fund, Class I.................. 3,044,853   41,988,518
 Pegasus Mid-Cap Opportunity Fund, Class I..............   832,000   17,022,710
 Pegasus Small Cap Opportunity Fund, Class I............   563,470    8,463,317
                                                                   ------------
TOTAL INVESTMENT COMPANIES..............................            274,981,673
                                                                   ------------
TOTAL...................................................           $274,981,673
                                                                   ============
 (Cost $273,603,711) -- 99.6%

Percentages indicated are based on net assets of $276,104,842.

                                                                Pegasus Funds

Pegasus Managed Assets Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
INVESTMENT COMPANIES -- 98.5%
 Pegasus Bond Fund, Class I......................     455,186      $ 4,906,908
 Pegasus Growth and Value Fund, Class I..........     470,086        7,873,942
 Pegasus Growth Fund, Class I....................      58,392        1,122,883
 Pegasus High Yield Bond Fund, Class I...........      87,828          855,448
 Pegasus International Equity Fund, Class I......     323,871        4,511,525
 Pegasus Intrinsic Value Fund, Class I...........     423,323        5,837,619
 Pegasus Mid-Cap Opportunity Fund, Class I.......     115,970        2,372,750
 Pegasus Small Cap Opportunity Fund, Class I.....      78,682        1,181,808
                                                                   -----------
TOTAL INVESTMENT COMPANIES.......................                   28,662,883
                                                                   -----------
REPURCHASE AGREEMENTS -- 1.0%
 State Street Repurchase Agreement, 4.40%,
  1/4/99, (collateralized by $200,000 U.S
  Treasury Bonds, 12.75%, 11/15/10, market value
  $293,459)......................................     287,000          287,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS......................                      287,000
                                                                   -----------
TOTAL............................................                  $28,949,883
                                                                   ===========
 (Cost $28,724,882) -- 99.5%

Percentages indicated are based on net assets of $29,106,016.

    Pegasus Funds
 66

Pegasus Equity Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares  or
                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
COMMON STOCKS -- 80.3%
 Business Equipment & Services -- 0.2%
  Automatic Data Processing, Inc. ................      10,000      $    801,875
  Browning-Ferris Industries, Inc. ...............      20,000           568,750
                                                                    ------------
                                                                       1,370,625
                                                                    ------------
 Capital Goods -- 3.0%
  Emerson Electric Co. ...........................      80,000         4,840,000
  General Electric Co. ...........................     108,000        11,022,750
  Sherwin-Williams Co. ...........................      50,000         1,468,750
                                                                    ------------
                                                                      17,331,500
                                                                    ------------
 Consumer Durable -- 2.0%
  National Presto Industries, Inc. ...............     269,800        11,500,225
                                                                    ------------
 Consumer Non-Durable -- 14.5%
  Bandag, Inc., Class A...........................     309,000        10,776,375
  Coca-Cola Co. ..................................      85,000         5,684,375
  Diageo PLC......................................     258,647        11,962,424
  General Mills, Inc. ............................      36,000         2,799,000
  International Flavors & Fragrances, Inc. .......      25,000         1,104,688
  Lubys Cafeterias, Inc. .........................     674,650        10,414,909
  PepsiCo, Inc. ..................................      65,000         2,660,938
  Philip Morris Co., Inc. ........................     263,700        14,107,949
  Proctor & Gamble Co. ...........................      44,000         4,017,750
  Quaker Oats Co. ................................      25,000         1,487,500
  Russ Berrie & Co, Inc. .........................     223,550         5,253,425
  UST, Inc. ......................................     365,640        12,751,695
                                                                    ------------
                                                                      83,021,028
                                                                    ------------
 Energy -- 12.6%
  Amoco Corp. ....................................     250,000        14,750,000
  Atlantic Richfield Co. .........................     150,000         9,787,500
  Connecticut Energy Corp. .......................     261,200         7,966,600
  Exxon Corp. ....................................      70,000         5,118,750
  Mobil Corp. ....................................     108,600         9,461,775
  Sierra Pacific Resources........................     461,200        17,525,600
  Texaco, Inc. ...................................     134,500         7,111,688
                                                                    ------------
                                                                      71,721,913
                                                                    ------------
 Financial Services -- 20.3%
  American National Insurance Co. ................     231,400        19,148,349
  BankAmerica Corp. ..............................      42,000         2,525,250
  Citigroup Inc. .................................      62,000         3,069,000
  Federal National Mortgage Assoc. ...............     250,000        18,499,999
  First Union Corp. ..............................      32,000         1,946,000
  National City Corp. ............................      40,000         2,900,000
  Ohio Casualty Corp. ............................     375,000        15,421,875
  Pacific Century Financial Corp. ................     733,600        17,881,500
  PXRE Corp. .....................................     232,600         5,829,538
  RLI Corp. ......................................     196,750         6,541,938

                                                                Pegasus Funds

Pegasus Equity Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  SAFECO Corp. .................................      346,800      $ 14,890,725
  Southtrust Corp. ..............................      50,000         1,846,875
  U.S. Bancorp...................................      70,000         2,485,000
  Wells Fargo & Co. .............................      80,000         3,195,000
                                                                   ------------
                                                                    116,181,049
                                                                   ------------
 Health Care -- 5.7%
  Abbott Laboratories Corp. .....................      63,000         3,087,000
  Baxter International, Inc. ....................      30,000         1,929,375
  Block Drug Inc., Class A.......................     174,757         7,580,085
  Johnson & Johnson..............................      77,000         6,458,375
  Merck & Co., Inc. .............................      53,000         7,827,437
  Pfizer, Inc. ..................................      45,000         5,644,688
                                                                   ------------
                                                                     32,526,960
                                                                   ------------
 Multi-Industry -- 2.1%
  Loews Corp. ...................................     125,000        12,281,250
                                                                   ------------
 Raw Materials -- 0.6%
  Du Pont (EI) de Nemours & Co., Inc. ...........      60,000         3,183,750
                                                                   ------------
 Real Estate Investment Trust -- 1.1%
  Amli Residential Properties Trust..............     283,500         6,307,875
                                                                   ------------
 Retail -- 1.9%
  Enesco Group, Inc. ............................     463,200        10,769,400
                                                                   ------------
 Shelter -- 0.7%
  Kimberly Clark Corp. ..........................      60,000         3,270,000
  Masco Corp. ...................................      20,000           575,000
                                                                   ------------
                                                                      3,845,000
                                                                   ------------
 Technology -- 6.9%
  Hewlett Packard Co. ...........................      32,000         2,186,000
  International Business Machines................      25,000         4,618,750
  Lockheed Martin Corp. .........................     209,500        17,755,125
  NCH Corp. .....................................     250,600        14,910,700
                                                                   ------------
                                                                     39,470,575
                                                                   ------------
 Transportation -- 3.2%
  Canadian National Railway Co. .................     350,000        18,156,250
                                                                   ------------
 Utilities -- 5.5%
  AT&T Corp. ....................................      95,000         7,148,750
  BellSouth Corp. ...............................      46,000         2,294,250
  GTE Corp. .....................................      31,000         2,015,000
  SBC Communications, Inc. ......................      41,000         2,198,625
  SJW Corp. .....................................      22,205         1,304,544
  Southwest Gas Corp. ...........................     371,800         9,992,125
  Washington Water Power Co.(a)..................     331,300         6,377,525
                                                                   ------------
                                                                     31,330,819
                                                                   ------------
TOTAL COMMON STOCKS..............................                   458,998,219
                                                                   ------------

    Pegasus Funds
 68

Pegasus Equity Income Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
CONVERTIBLE BONDS -- 7.8%
 Consumer Non-Durable -- 0.4%
  U.S. Filter, 4.50%, 12/15/01, callable 12/15/99
   @ 101.80......................................     2,500,000    $  2,359,375
                                                                   ------------
 Consumer Services -- 0.4%
  Hilton Hotels, 5.00%, 5/15/06, callable 5/15/99
   @ 102.86......................................     2,500,000       2,265,625
                                                                   ------------
 Financial Services -- 0.6%
  NAC RE Corp., 5.25%, 12/15/02, callable
   12/15/99 @ 100.66.............................     3,095,000       3,296,175
                                                                   ------------
 Industrial Goods & Services -- 2.9%
  Roche Holding Inc., 0.00%, 5/6/12, callable
   5/6/04 @ 60.529...............................    30,100,000      16,084,838
                                                                   ------------
 Medical Equipment & Supplies -- 0.3%
  Athena Neurosci, 4.75% 11/15/04, callable
   11/15/00 @ 102.70.............................     1,500,000       1,766,250
                                                                   ------------
 Retail -- 0.6%
  Pep Boys, 0.00%, 9/20/11, callable 9/20/01 @
   67.297........................................     6,700,000       3,509,125
                                                                   ------------
 Utilities -- 2.6%
  Potomac Electric Power, 5.00%, 9/1/02, callable
   9/1/99 @......................................    15,471,000      15,026,209
                                                                   ------------
TOTAL CONVERTIBLE BONDS..........................                    44,307,597
                                                                   ------------
PREFERRED CONVERTIBLE STOCKS -- 4.8%
 Engineering -- 0.4%
  El Paso Energy Capital 4.75%...................        50,000       2,393,750
                                                                   ------------
 Financial Services -- 3.7%
  Newell Financial 5.25 %........................        50,000       2,637,500
  Salomon Smith Barney Holding, Inc., 7.625%.....       400,000      18,400,000
                                                                   ------------
                                                                     21,037,500
                                                                   ------------
 Machinery & Equipment -- 0.3%
  Ingersoll-Rand 6.75%...........................        61,700       1,465,375
                                                                   ------------
 Retail-General Merchandise -- 0.4%
  Mattel Inc .4125%..............................       250,000       2,437,500
                                                                   ------------
TOTAL PREFERRED CONVERTIBLE STOCKS...............                    27,334,125
                                                                   ------------
REPURCHASE AGREEMENTS -- 8.4%
  State Street Repo, 4.40%, 1/4/99,
   (Collateralized by $34,995,000 U.S. Treasury
   Bonds, 8.75%, 5/15/17, market value
   $48,977,462)..................................    48,014,000      48,014,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                    48,014,000
                                                                   ------------
TOTAL............................................                  $578,653,941
                                                                   ============
 (Cost $506,022,566) -- 101.3%

Percentages indicated are based on net assets of $571,338,646.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                  Description                   Principal Amount  Market Value
                  -----------                   ----------------  ------------
COMMON STOCKS -- 99.2%
 Business Equipment & Services -- 3.4%
  Interpublic Group of Companies, Inc. ........     210,000      $   16,747,500
  Service Corporation International............     448,000          17,052,000
                                                                 --------------
                                                                     33,799,500
                                                                 --------------
 Capital Goods -- 6.8%
  General Electric Co. ........................     350,000          35,721,875
  Illinois Tool Works..........................     250,000          14,500,000
  Tyco International, Ltd. ....................     230,000          17,350,625
                                                                 --------------
                                                                     67,572,500
                                                                 --------------
 Consumer Non-Durable -- 7.0%
  Coca-Cola Co. ...............................     300,000          20,062,500
  PepsiCo, Inc. ...............................     400,000          16,375,000
  Philip Morris Co., Inc. .....................     400,000          21,400,000
  Procter & Gamble Co. ........................     130,000          11,870,625
                                                                 --------------
                                                                     69,708,125
                                                                 --------------
 Consumer Services -- 0.9%
  Walt Disney Co. .............................     300,000           9,000,000
                                                                 --------------
 Electronics -- 5.4%
  Intel Corp. .................................     300,000          35,568,750
  Lucent Technologies, Inc. ...................     164,000          18,040,000
                                                                 --------------
                                                                     53,608,750
                                                                 --------------
 Energy -- 1.0%
  Baker Hughes, Inc. ..........................     560,000           9,905,000
                                                                 --------------
 Financial Services -- 10.1%
  AFLAC, Inc. .................................     200,000           8,800,000
  Associates First Capital, Class A............     300,000          12,712,500
  Federal Home Loan Mortgage Corp. ............     300,000          19,331,250
  MBNA Corp. ..................................     600,000          14,962,500
  State Street Corp. ..........................     150,000          10,434,375
  UNUM Corp. ..................................     350,000          20,431,250
  Wells Fargo & Co. ...........................     350,000          13,978,125
                                                                 --------------
                                                                    100,650,000
                                                                 --------------
 Health Care -- 21.9%
  American Home Products Corp. ................     175,000           9,854,688
  Amgen, Inc. .................................     180,000          18,821,250
  Elan PLC(a)..................................     400,000          27,824,999
  Eli Lilly & Co. .............................     170,000          15,108,750
  Guidant Corp.(a).............................     198,000          21,829,500
  Merck & Co., Inc. ...........................     135,000          19,937,813
  Mylan Laboratories...........................     510,000          16,065,000
  Pfizer, Inc. ................................     208,000          26,090,999
  Smithkline Beecham PLC ADR...................     350,000          24,325,000
  Stryker Corporation..........................     200,000          11,012,500

    Pegasus Funds
 70

Pegasus Growth Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                  Description                   Principal Amount  Market Value
                  -----------                   ----------------  ------------
  United Healthcare Corp. .....................       300,000    $   12,918,750
  Warner Lambert Co. ..........................       200,000        15,037,500
                                                                 --------------
                                                                    218,826,749
                                                                 --------------
 Retail -- 12.2%
  Dollar General Corp. ........................       640,000        15,120,000
  Home Depot, Inc. ............................       520,000        31,817,500
  Rite Aid Corp. ..............................       350,000        17,346,875
  Staples, Inc.(a).............................       551,000        24,071,813
  Wal-Mart Stores, Inc. .......................       200,000        16,287,500
  Walgreen Co. ................................       300,000        17,568,750
                                                                 --------------
                                                                    122,212,438
                                                                 --------------
 Technology -- 21.0%
  Altera Corp.(a)..............................       340,000        20,697,500
  Cisco Systems, Inc.(a).......................       448,500        41,626,406
  Compuware Corp.(a)...........................       200,000        15,625,000
  Dell Computer Corp.(a).......................       300,000        21,956,250
  International Business Machines..............        60,000        11,085,000
  Microsoft Corp.(a)...........................       400,000        55,475,000
  Sun Microsystems, Inc.(a)....................       347,500        29,754,688
  Tellabs, Inc.(a).............................       200,000        13,712,500
                                                                 --------------
                                                                    209,932,344
                                                                 --------------
 Telecommunications -- 1.2%
  Ericsson L M Telephone Co. ADR...............       481,000        11,513,938
                                                                 --------------
 Utilities -- 8.3%
  AES Corp. ...................................       350,000        16,581,250
  Airtouch Communications, Inc.(a).............       530,000        38,226,250
  MCI Worldcom, Inc.(a)........................       388,000        27,839,000
                                                                 --------------
                                                                     82,646,500
                                                                 --------------
TOTAL COMMON STOCKS............................                     989,375,844
                                                                 --------------
REPURCHASE AGREEMENTS -- 1.5%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $10,840,000 U.S. Treasury
   Bonds, 8.88%, 2/15/19, market value
   $15,768,818)................................    15,453,000        15,453,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS....................                      15,453,000
                                                                 --------------
TOTAL..........................................                  $1,004,828,844
                                                                 ==============
 (Cost $561,107,693) -- 100.7%

Percentages indicated are based on net assets of $998,040,766.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Mid-Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                    Shares or
                  Description                    Principal Amount  Market Value
                  -----------                    ----------------  ------------
COMMON STOCKS -- 98.7%
 Business Equipment & Services -- 11.9%
  Affiliated Computer Services, Inc.(a).........      570,000     $   25,649,999
  Comdisco, Inc. ...............................      744,196         12,558,308
  Convergys Corp.(a)............................      264,100          5,909,238
  DST Systems, Inc.(a)..........................      402,567         22,971,479
  HON Industries, Inc. .........................      831,000         19,892,063
  IDEX Corp. ...................................      348,917          8,548,467
  KEMET Corp.(a)................................      458,444          5,157,495
  Littelfuse, Inc.(a)...........................      583,180         11,226,215
  Omnicom Group, Inc. ..........................      350,096         20,305,568
  Young & Rubicam, Inc.(a)......................      604,750         19,578,781
                                                                  --------------
                                                                     151,797,613
                                                                  --------------
 Capital Goods -- 12.5%
  Ametek, Inc. .................................      540,000         12,048,750
  Applied Power, Inc. ..........................      588,500         22,215,875
  Cooper Cameron Corp.(a).......................      429,600         10,525,200
  Crane Co. ....................................    1,070,602         32,318,797
  Harsco Corp. .................................      437,200         13,307,275
  Hubbell, Inc., Class B........................      292,545         11,116,710
  Juno Lighting, Inc. ..........................      797,276         18,636,327
  Molex, Inc. ..................................        7,812            297,833
  Molex, Inc., Class A..........................      502,773         16,025,889
  Teleflex, Inc. ...............................      496,292         22,643,323
                                                                  --------------
                                                                     159,135,979
                                                                  --------------
 Consumer Durable -- 6.7%
  Borg-Warner Automotive, Inc. .................      428,639         23,923,414
  Harley-Davidson, Inc. ........................      672,496         31,859,498
  Tower Automotive, Inc.(a).....................    1,189,574         29,665,002
                                                                  --------------
                                                                      85,447,914
                                                                  --------------
 Consumer Non-Durable -- 4.1%
  Aptargroup, Inc. .............................      752,720         21,123,205
  Lancaster Colony Corp. .......................      337,503         10,842,284
  U.S. Foodservice, Inc.(a).....................      408,300         20,006,700
                                                                  --------------
                                                                      51,972,189
                                                                  --------------
 Consumer Services -- 1.1%
  Galileo International, Inc....................      322,100         14,011,350
                                                                  --------------
 Energy -- 2.4%
  Apache Corp. .................................      601,469         15,224,684
  Global Industries, Ltd.(a)....................      786,700          4,818,538
  Noble Affiliates, Inc. .......................      447,759         11,026,065
                                                                  --------------
                                                                      31,069,287
                                                                  --------------

    Pegasus Funds
 72

Pegasus Mid-Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                  Description                   Principal Amount  Market Value
                  -----------                   ----------------  ------------
 Financial Services -- 22.8%
  A.G. Edwards, Inc. ..........................      489,504     $   18,234,024
  Associated Banc Corp. .......................      338,740         11,580,674
  Capital RE Corp. ............................      645,972         12,959,813
  Charter One Financial, Inc. .................    1,254,915         34,823,890
  CMAC Investment Corp. .......................      433,208         19,900,493
  Everest Reinsurance Holdings, Inc. ..........      656,823         25,575,046
  Executive Risk, Inc. ........................      279,799         15,371,458
  Finova Group, Inc. ..........................      552,740         29,813,413
  First Tennessee National Corp. ..............      419,076         15,951,080
  Heller Financial, Inc. ......................      899,500         26,422,813
  Peoples Heritage Financial Group, Inc. ......      870,400         17,408,000
  PMI Group, Inc. .............................      207,091         10,225,118
  TCF Financial Corp. .........................    1,041,420         25,189,346
  Transatlantic Holdings, Inc. ................      132,562         10,016,716
  Waddell & Reed Financial, Class A............      669,000         15,846,938
                                                                 --------------
                                                                    289,318,822
                                                                 --------------
 Health Care -- 9.3%
  Dentsply International, Inc. ................      521,314         13,423,836
  HCR Manor Care, Inc.(a)......................      420,911         12,364,261
  Health Management Association, Inc., Class
   A(a)........................................      471,796         10,202,589
  Sybron International Corp.(a)................    1,093,382         29,726,322
  Universal Health Services, Inc., Class B(a)..      335,300         17,393,688
  Waters Corp. ................................      409,900         35,763,774
                                                                 --------------
                                                                    118,874,470
                                                                 --------------
 Industrial Goods & Services -- 1.3%
  OM Group, Inc. ..............................      464,400         16,950,600
                                                                 --------------
 Multi-Industry -- 0.7%
  DT Industries, Inc. .........................      565,232          8,902,404
                                                                 --------------
 Retail -- 9.8%
  Kohl's Corp.(a)..............................      263,110         16,164,821
  Men's Wearhouse, Inc.(a).....................      779,250         24,741,188
  Saks, Inc.(a)................................      938,418         29,618,817
  Tommy Hilfiger Corp.(a)......................      411,152         24,669,120
  Zale Corp.(a)................................      914,952         29,507,202
                                                                 --------------
                                                                    124,701,148
                                                                 --------------
 Shelter -- 1.6%
  Leggett & Platt, Inc. .......................      914,594         20,121,068
                                                                 --------------

                                                                Pegasus Funds

Pegasus Mid-Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                 Description                   Principal Amount   Market Value
                 -----------                   -----------------  ------------
 Technology -- 14.5%
  Auto Desk, Inc. ............................       293,400     $   12,524,513
  Lexmark International(a)....................       416,200         41,828,099
  Microchip Technology, Inc.(a)...............       581,222         21,505,214
  National Data Corp. ........................       404,100         19,674,619
  Sterling Commerce, Inc.(a)..................       377,600         16,992,000
  Sungard Data Systems, Inc.(a)...............       838,356         33,272,253
  Teradyne, Inc.(a)...........................       369,818         15,671,038
  Xilinx, Inc.(a).............................       329,172         21,437,327
                                                                    182,905,063
                                                                 --------------
TOTAL COMMON STOCKS...........................                    1,255,207,907
                                                                 --------------
REPURCHASE AGREEMENTS -- 1.2%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $11,095,000
   U.S. Treasury Bonds, 8.875%, 2/15/19,
   market value $16,139,763)..................    15,820,000         15,820,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS...................                       15,820,000
                                                                 --------------
TOTAL.........................................                   $1,271,027,907
                                                                 ==============
 (Cost $883,158,164) -- 99.9%

Percentages indicated are based on net assets of $1,272,643,711.
(a)  Non-income producing security.

    Pegasus Funds
 74

Pegasus Small Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
COMMON STOCKS -- 99.4%
 Business Equipment & Services -- 13.8%
  Boron Lepore & Associates, Inc.(a).............      58,000      $  2,001,000
  Cort Business Services Corp.(a)................     228,000         5,529,000
  Education Management Corp.(a)..................     198,400         4,687,200
  Global Imaging Systems, Inc.(a)................      86,300         2,092,775
  Integrated Electrical Services, Inc.(a)........     287,900         6,405,776
  Littelfuse, Inc.(a)............................     155,100         2,985,675
  OmniQuip International, Inc. ..................     265,100         3,976,500
  Pameco Corp., Class A(a).......................     305,600         3,533,500
  RemedyTemp, Inc., Class A(a)...................     147,050         2,224,131
  Simpson Manufacturing Co.(a)...................     147,100         5,507,056
  Structual Dynamics Research Corp.(a)...........     216,800         4,308,900
                                                                   ------------
                                                                     43,251,513
                                                                   ------------
 Capital Goods -- 4.5%
  Dura Automotive Systems, Inc(a)................     213,400         7,282,275
  Lithia Motors, Inc. Class A(a).................     414,300         6,835,950
                                                                   ------------
                                                                     14,118,225
                                                                   ------------
 Commercial Services -- 0.7%
  Quanta Services, Inc.(a).......................      93,800         2,069,463
                                                                   ------------
 Consumer Durable -- 5.9%
  Celestial Seasonings, Inc.(a)..................     132,500         3,685,156
  Kulhman Corp. .................................     127,400         4,825,275
  SPS Technologies, Inc.(a)......................     150,200         8,505,075
  Watsco, Inc. ..................................      83,900         1,405,325
                                                                   ------------
                                                                     18,420,831
                                                                   ------------
 Consumer Non-Durable -- 1.6%
  Aptargroup, Inc. ..............................     173,900         4,880,069
                                                                   ------------
 Energy -- 3.2%
  Atmos Energy Corp. ............................     103,000         3,321,749
  Omni Energy Services(a)........................     341,000         1,449,250
  Piedmont Natural Gas Co., Inc. ................      88,300         3,189,838
  Unit Corp.(a)..................................     481,000         2,014,188
                                                                   ------------
                                                                      9,975,025
                                                                   ------------
 Financial Services -- 16.2%
  Arm Financial Group, Class A(a)................     259,000         5,746,562
  Banknorth Group, Inc. .........................      50,600         1,903,825
  Capital RE Corp. ..............................     156,400         3,137,775
  Conning Corp. .................................     279,700         5,803,774
  Executive Risk, Inc. ..........................      98,300         5,400,356
  Financial Federal Corp.(a).....................     188,500         4,665,375
  GBC Bancorp California.........................     210,300         5,415,225
  IDEX Corp. ....................................      53,000         1,298,500
  Litchfield Financial Corp. ....................     243,400         4,624,600

                                                                Pegasus Funds

Pegasus Small Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
  Stirling Cooke Brown Holdings Ltd. .............     259,000      $  4,500,125
  Triad Guaranty, Inc.(a).........................     251,900         5,557,544
  Unicapital Corp.(a).............................     348,100         2,567,238
                                                                    ------------
                                                                      50,620,899
                                                                    ------------
 Health Care -- 15.8%
  Arrow International, Inc. ......................     148,100         4,646,638
  Ballard Medical Products........................      86,000         2,090,875
  Colorado Medtech, Inc.(a).......................     330,700         4,381,775
  Hanger Orthopedic Group, Inc.(a)................     266,000         5,985,000
  National Dentex Corp.(a)........................     128,500         2,152,375
  Omega Protein Corp.(a)..........................     326,300         3,303,788
  Orthodontic Centers Of America, Inc.(a).........     230,200         4,474,513
  Patterson Dental Co.(a).........................     122,700         5,337,450
  Universal Health Services, Inc., Class B(a).....     121,100         6,282,062
  Veterinary Centers Of America, Inc.(a)..........     214,400         4,274,600
  Wesley Jessen Visioncare(a).....................     233,600         6,482,399
                                                                    ------------
                                                                      49,411,475
                                                                    ------------
 Multi-Industry -- 0.6%
  DT Industries, Inc. ............................     128,400         2,022,300
                                                                    ------------
 Oil & Gas Explor Prod & Ser -- 0.7%
  Stone Energy Corp.(a)...........................      75,000         2,156,250
                                                                    ------------
 Raw Materials -- 2.7%
  Reliance Steel & Aluminum Co. ..................     110,800         3,060,850
  Spartech Corp. .................................     248,600         5,469,200
                                                                    ------------
                                                                       8,530,050
                                                                    ------------
 Retail -- 10.5%
  99 Cents Only Stores(a).........................     154,150         7,572,619
  Consolidated Products, Inc.(a)..................     151,000         3,114,375
  Elder Beerman Stores Corp.(a)...................     261,000         3,017,813
  IHOP Corp.(a)...................................      89,100         3,558,431
  Men's Wearhouse, Inc.(a)........................     251,700         7,991,475
  Zale Corp.(a)...................................     237,200         7,649,700
                                                                    ------------
                                                                      32,904,413
                                                                    ------------
 Shelter -- 1.2%
  Crossmann Communities, Inc.(a)..................     140,400         3,878,550
                                                                    ------------
 Technology -- 19.2%
  Advanced Communications Systems(a)..............     334,600         4,182,500
  Boole & Babbage, Inc.(a)........................     130,975         3,855,577
  Burr Brown Corp.(a).............................      70,300         1,647,656
  Control Devices, Inc. ..........................     315,782         5,052,512
  Dallas Semiconductor Corp. .....................      86,300         3,516,725
  Doncasters PLC ADR(a)...........................     324,200         5,247,987
  Dupont Photomasks, Inc.(a)......................     122,200         5,185,863
  General Cable Corp. ............................     228,400         4,682,200

    Pegasus Funds
 76

Pegasus Small Cap Opportunity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Holophane Corp.(a).............................     137,800      $  3,539,738
  Metzler Group, Inc.(a).........................      99,100         4,824,931
  National Instruments Corp.(a)..................     176,600         6,026,474
  SBS Technologies, Inc.(a)......................     116,800         2,160,800
  SPSS, Inc.(a)..................................     194,700         3,674,963
  Stoneridge, Inc.(a)............................     291,100         6,622,524
                                                                   ------------
                                                                     60,220,450
 Transportation -- 2.8%
  C H Robinson Worldwide, Inc. ..................     209,200         5,426,125
  US Freightways Corp. ..........................     109,300         3,183,363
                                                                      8,609,488
                                                                   ------------
TOTAL COMMON STOCKS..............................                   311,069,001
                                                                   ------------
REPURCHASE AGREEMENTS -- 0.1%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $305,000 U.S. Treasury
   Notes, 5.75%, 10/31/02, market value
   $319,106).....................................     312,000           312,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                       312,000
                                                                   ------------
TOTAL............................................                  $311,381,001
                                                                   ============
 (Cost $285,732,297) -- 99.5%

Percentages indicated are based on net assets of $312,985,006.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Intrinsic Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
COMMON STOCKS -- 95.2%
 Business Equipment & Services -- 4.5%
  Grey Advertising, Inc. .........................       35,130     $ 12,787,320
  Office Depot, Inc.(a)...........................      270,000        9,973,125
  Tennant Co. ....................................       81,086        3,253,576
                                                                    ------------
                                                                      26,014,021
                                                                    ------------
 Consumer Durable -- 8.1%
  Bandag, Inc., Class A...........................      508,100       17,719,988
  National Presto Industries, Inc. ...............      139,400        5,941,925
  Unifi, Inc. ....................................    1,193,900       23,355,668
                                                                    ------------
                                                                      47,017,581
                                                                    ------------
 Consumer Non-Durable -- 5.5%
  Farmer Brothers Co. ............................       69,321       14,834,694
  Lubys Cafeterias, Inc. .........................      573,200        8,848,775
  UST, Inc. ......................................      236,400        8,244,450
                                                                    ------------
                                                                      31,927,919
                                                                    ------------
 Energy -- 3.0%
  Atlantic Richfield Co...........................       71,026        4,634,447
  Sierra Pacific Resources........................      342,090       12,999,420
                                                                    ------------
                                                                      17,633,867
                                                                    ------------
 Financial Services -- 19.2%
  Associated Estates Realty.......................      172,700        2,040,019
  Fund American Enterprises Holdings, Inc. .......      263,490       36,905,067
  Leucadia National Corp.(a)......................      847,570       26,698,454
  Marshall & Ilsley Corp. ........................      175,000       10,226,563
  Pacific Century Financial Corp. ................      627,700       15,300,188
  PXRE Corp. .....................................      455,125       11,406,570
  Southtrust Corp. ...............................      255,000        9,419,063
                                                                    ------------
                                                                     111,995,924
                                                                    ------------
 Health Care -- 1.2%
  Block Drug, Inc., Class A.......................      158,743        6,885,459
                                                                    ------------
 Insurance -- 12.2%
  American National Insurance Co. ................      237,690       19,668,847
  Financial Security Assurance Holdings...........      226,479       12,286,486
  Ohio Casualty Corp. ............................      189,900        7,809,638
  Old Republic International Corp. ...............      833,391       18,751,297
  SAFECO Corp. ...................................      290,100       12,456,169
                                                                    ------------
                                                                      70,972,437
                                                                    ------------
 Multi-Industry -- 5.7%
  Loews Corp. ....................................      335,300       32,943,225
                                                                    ------------
 Raw Materials -- 0.0%
  Tate & Lyle PLC Sponsored ADR...................          400            8,865
                                                                    ------------

    Pegasus Funds
 78

Pegasus Intrinsic Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Retail -- 10.8%
  Enesco Group, Inc. ............................       385,700    $  8,967,525
  Payless Shoesource, Inc.(a)....................       493,500      23,379,563
  Sbarro, Inc. ..................................     1,161,430      30,414,948
                                                                   ------------
                                                                     62,762,036
                                                                   ------------
 Technology -- 6.6%
  Lockheed Martin Corp. .........................       289,000      24,492,750
  NCH Corp. .....................................       228,711      13,608,305
                                                                   ------------
                                                                     38,101,055
                                                                   ------------
 Transportation -- 3.5%
  Canadian National Railway Co. .................       386,600      20,054,875
                                                                   ------------
 Utilities -- 14.9%
  Allegheny Energy, Inc. ........................       268,000       9,246,000
  Arch Coal, Inc. ...............................       610,330      10,451,900
  Century Telephone Enterprises..................       154,000      10,394,999
  CMS Energy Corp. ..............................       185,000       8,960,938
  El Paso Energy Corp. ..........................       260,000       9,051,250
  Energy East Corp. .............................       160,000       9,040,000
  Pinnacle West Capital Corp. ...................       195,000       8,263,125
  SJW Corp. .....................................       115,490       6,785,038
  Southwest Gas Corp. ...........................       274,155       7,367,916
  St. Joseph Light & Power Co. ..................       393,450       7,057,509
                                                                   ------------
                                                                     86,618,675
                                                                   ------------
TOTAL COMMON STOCKS..............................                   552,935,939
                                                                   ------------
CONVERTIBLE BONDS -- 1.0%
 Retail -- 1.0%
  Pep Boys, 0.00%, 9/20/11.......................    11,450,000       5,996,938
                                                                   ------------
TOTAL CONVERTIBLE BONDS..........................                     5,996,938
                                                                   ------------
REPURCHASE AGREEMENTS -- 3.6%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $17,760,000 U.S. Treasury
   Bonds, 8.75%, 5/15/17, market value
   $24,856,115)..................................    20,820,000      20,820,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                    20,820,000
                                                                   ------------
TOTAL............................................                  $579,752,877
                                                                   ============
 (Cost $538,090,128) -- 99.8%

Percentages indicated are based on net assets of $580,680,594.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Growth and Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                  Description                   Principal Amount  Market Value
                  -----------                   ----------------  ------------
COMMON STOCKS -- 97.7%
 Business Equipment & Services -- 2.7%
  Automatic Data Processing, Inc. .............      508,000     $   40,735,250
                                                                 --------------
 Capital Goods -- 6.2%
  Dover Corp. .................................      847,000         31,021,374
  General Electric Co. ........................      247,000         25,209,438
  Johnson Controls, Inc. ......................      384,000         22,656,000
  York International Corp. ....................      359,000         14,651,688
                                                                 --------------
                                                                     93,538,500
                                                                 --------------
 Consumer Non-Durable -- 14.1%
  Anheuser Busch Co. ..........................      648,000         42,524,999
  Bestfoods....................................      615,000         32,748,750
  ConAgra, Inc. ...............................    1,176,000         37,044,000
  Newell Co. ..................................      767,000         31,638,750
  PepsiCo, Inc. ...............................      902,000         36,925,625
  Sara Lee Corp. ..............................    1,126,000         31,739,125
                                                                 --------------
                                                                    212,621,249
                                                                 --------------
 Consumer Services -- 3.5%
  Gannett Co., Inc. ...........................      486,000         31,347,000
  Washington Post Co. .........................       37,100         21,441,481
                                                                 --------------
                                                                     52,788,481
                                                                 --------------
 Energy -- 7.0%
  British Petroleum Co.(a).....................      379,019         36,006,830
  Mobil Corp. .................................      417,000         36,331,125
  Schlumberger Ltd. ...........................      723,000         33,348,375
                                                                 --------------
                                                                    105,686,330
                                                                 --------------
 Financial Services -- 15.0%
  American International Group, Inc. ..........      323,512         31,259,347
  BankAmerica Corp. ...........................      496,000         29,822,000
  Chubb Corp. .................................      409,600         26,572,800
  Federal Home Loan Mortgage Corp. ............      537,000         34,602,937
  First Union Corp. ...........................      369,000         22,439,813
  MGIC Investment Corp. .......................      458,000         18,234,125
  National City Corp. .........................      330,000         23,925,000
  Wells Fargo & Co. ...........................      973,000         38,859,187
                                                                 --------------
                                                                    225,715,209
                                                                 --------------
 Health Care -- 12.2%
  Abbott Laboratories..........................      494,000         24,206,000
  American Home Products Corp. ................      758,000         42,684,875
  Bristol Myers Squibb Co. ....................      391,800         52,427,738
  IMS Health Inc. .............................      420,000         31,683,750
  Schering Plough Corp. .......................      590,000         32,597,500
                                                                 --------------
                                                                    183,599,863
                                                                 --------------

    Pegasus Funds
 80

Pegasus Growth and Value Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Shares or
                  Description                   Principal Amount  Market Value
                  -----------                   ----------------  ------------
 Raw Materials -- 1.8%
  Sigma-Aldrich Corp. .........................       926,000    $   27,201,250
                                                                 --------------
 Retail -- 3.8%
  J.C. Penney, Inc. ...........................       572,000        26,812,500
  OfficeMax, Inc.(a)...........................     2,552,500        30,949,063
                                                                 --------------
                                                                     57,761,563
                                                                 --------------
 Shelter -- 4.5%
  Kimberly Clark Corp. ........................       713,000        38,858,500
  Masco Corp. .................................     1,003,000        28,836,250
                                                                 --------------
                                                                     67,694,750
                                                                 --------------
 Technology -- 13.8%
  AMP, Inc. ...................................       467,959        24,363,115
  Boeing Co. ..................................       580,000        18,922,500
  Compaq Computer Corp. .......................       409,000        17,152,438
  Electronic Data System Corp. ................       630,000        31,657,500
  Hewlett Packard Co. .........................       418,600        28,595,613
  Intel Corp. .................................       304,400        36,090,425
  International Business Machines..............       206,000        38,058,499
  Lockheed Martin Corp. .......................       148,000        12,543,000
                                                                 --------------
                                                                    207,383,090
                                                                 --------------
 Utilities -- 13.1%
  Bell Atlantic Corp. .........................       708,000        37,524,000
  Century Telephone Enterprises................       558,000        37,665,000
  Enron Corp. .................................       579,000        33,039,188
  Florida Power & Light Group, Inc. ...........       462,000        28,470,750
  Pinnacle West Capital Corp. .................       829,000        35,128,875
  SBC Communications, Inc. ....................       470,000        25,203,750
                                                                 --------------
                                                                    197,031,563
                                                                 --------------
TOTAL COMMON STOCKS............................                   1,471,757,098
                                                                 --------------
REPURCHASE AGREEMENTS -- 1.6%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $17,760,000 U.S. Treasury
   Bonds, 8.75%, 5/15/17, market value
   $24,856,115)................................    24,368,000        24,368,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS....................                      24,368,000
                                                                 --------------
TOTAL..........................................                  $1,496,125,098
                                                                 ==============
 (Cost $1,061,126,948) -- 99.3%

Percentages indicated are based on net assets of $1,506,184,113.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                      Description                        Shares   Market Value
                      -----------                        ------   ------------
COMMON STOCKS -- 99.8%
 Business Equipment & Services -- 1.8%
  Automatic Data Processing, Inc. ......................  31,779 $    2,548,279
  Browning-Ferris Industries, Inc. .....................  21,635        615,245
  Ceridian Corp. .......................................   7,345        512,773
  Computer Sciences Corp. ..............................  15,352        989,245
  Dun & Bradstreet Corp. (New)..........................  18,967        598,646
  Ecolab, Inc. .........................................  10,388        375,916
  Equifax, Inc. ........................................  16,600        567,513
  First Data Corp. .....................................  48,529      1,537,763
  H & R Block, Inc. ....................................  16,457        740,565
  Interpublic Group of Companies, Inc. .................  12,132        967,527
  Laidlaw, Inc. ........................................  38,800        390,425
  Omnicom Group, Inc. ..................................  17,700      1,026,600
  Paychex, Inc. ........................................  17,600        905,300
  Pitney Bowes, Inc. ...................................  29,796      1,968,398
  R.R. Donnelley & Sons Co. ............................  14,361        629,191
  Service Corporation International.....................  31,789      1,209,969
  Waste Management, Inc. ...............................  62,349      2,907,021
                                                                 --------------
                                                                     18,490,376
                                                                 --------------
 Capital Goods -- 5.4%
  Black & Decker Corp. .................................  10,929        612,707
  Caterpillar, Inc. ....................................  42,740      1,966,040
  Cooper Industries, Inc. ..............................  12,499        596,046
  Crane Co. ............................................  12,150        366,778
  Deere & Co. ..........................................  29,106        964,136
  Dover Corp. ..........................................  24,138        884,054
  Emerson Electric Co. .................................  45,314      2,741,497
  Fluor Corp. ..........................................   8,470        360,504
  General Electric Co. ................................. 339,628     34,663,284
  Grainger W.W., Inc. ..................................   9,666        402,347
  Honeywell, Inc. ......................................  14,096      1,061,605
  Illinois Tool Works...................................  28,528      1,654,624
  Ingersoll Rand Co. ...................................  15,619        733,117
  Johnson Controls, Inc. ...............................   9,804        578,436
  Paccar, Inc. .........................................  11,782        484,535
  Parker-Hannifin Corp. ................................  12,976        424,964
  PPG Industries, Inc. .................................  20,140      1,173,155
  Sherwin-Williams Co. .................................  15,416        452,845
  Tyco International, Ltd. .............................  69,532      5,245,320
                                                                 --------------
                                                                     55,365,994
                                                                 --------------
 Consumer Durable -- 1.7%
  Autozone, Inc.(a).....................................  16,849        554,964
  Dana Corp. ...........................................  19,425        793,997
  Eaton Corp. ..........................................   8,305        587,060
  Ford Motor Co. ....................................... 128,559      7,544,805
  General Motors Corp. .................................  67,284      4,815,011

    Pegasus Funds
 82

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
  Genuine Parts Co. .....................................  18,165 $      607,392
  Goodyear Tire & Rubber Co. ............................  16,591        836,809
  ITT Industries, Inc. ..................................  17,186        683,144
  Maytag Corp. ..........................................   9,400        585,150
  Whirlpool Corp. .......................................   8,355        462,658
                                                                  --------------
                                                                      17,470,990
                                                                  --------------
 Consumer Non-Durable -- 9.0%
  Anheuser Busch Cos., Inc. .............................  54,233      3,559,041
  Archer-Daniels-Midland Co. ............................  61,988      1,065,419
  Avon Products, Inc. ...................................  29,188      1,291,569
  Ball Corp. ............................................   3,457        158,158
  Bemis Co. .............................................   4,177        158,465
  Bestfoods..............................................  31,230      1,662,998
  Brown-Forman Corp., Class B............................   5,168        391,153
  Campbell Soup Co. .....................................  45,886      2,523,730
  Clorox Co. ............................................  11,472      1,340,073
  Coca Cola Enterprises, Inc. ...........................  43,500      1,555,125
  Coca-Cola Co. ......................................... 255,619     17,094,520
  Colgate Palmolive Co. .................................  30,772      2,857,950
  ConAgra, Inc. .........................................  52,158      1,642,977
  Crown Cork & Seal Co. .................................  13,130        404,568
  Eastman Kodak Co. .....................................  34,323      2,471,256
  Fort James Corp. ......................................  21,004        840,160
  Fortune Brands, Inc. ..................................  18,700        591,388
  Fruit of the Loom, Inc., Class A(a)....................   8,497        117,365
  General Mills, Inc. ...................................  17,041      1,324,938
  Gillette Co. .......................................... 119,646      5,780,397
  H.J. Heinz Co. ........................................  39,296      2,225,136
  Hershey Foods Corp. ...................................  15,357        955,013
  International Flavors & Fragrances, Inc. ..............  10,688        472,276
  Kellogg Co. ...........................................  43,744      1,492,764
  Newell Co. ............................................  16,158        666,518
  Nike, Inc., Class B....................................  32,790      1,330,044
  PepsiCo, Inc. ......................................... 151,143      6,187,416
  Pioneer Hi-Bred International, Inc. ...................  22,800        615,600
  Procter & Gamble Co. .................................. 138,996     12,692,071
  Quaker Oats Co. .......................................  13,800        821,100
  Ralston Purina Group...................................  34,731      1,124,416
  Rubbermaid, Inc. ......................................  16,441        516,864
  Russell Corp. .........................................  10,900        221,406
  Safeway Inc.(a)........................................  48,000      2,925,000
  Sara Lee Corp. ........................................  98,218      2,768,520
  Seagram Co., Ltd. .....................................  39,428      1,498,264
  Sysco Corp. ...........................................  33,480        918,608
  Unilever N. V. ........................................  64,736      5,369,042
  UST, Inc. .............................................  21,612        753,719

                                                                Pegasus Funds

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
  V.F. Corp. ............................................  12,454 $      583,781
  Wrigley (Wm.) Junior Co. ..............................  12,062      1,080,303
                                                                  --------------
                                                                      92,049,111
                                                                  --------------
 Consumer Services -- 3.9%
  Brunswick Corp. .......................................  18,800        465,300
  CBS Corp.(a)...........................................  76,724      2,512,711
  Cendant Corp. .........................................  88,275      1,682,742
  Clear Channel Communications...........................  27,800      1,515,100
  Comcast Corp., Class A.................................  38,985      2,287,932
  Dow Jones & Co., Inc. .................................  10,552        507,815
  Gannett Co., Inc. .....................................  29,782      1,920,939
  Hasbro, Inc. ..........................................  11,511        415,835
  Hilton Hotels Corp. ...................................  28,824        551,259
  Knight-Ridder, Inc. ...................................   8,100        414,113
  Marriott International, Class A........................  27,414        795,006
  Mattel, Inc. ..........................................  28,507        650,316
  McGraw-Hill Co., Inc. .................................   9,911      1,009,683
  Media One Group, Inc.(a)...............................  66,444      3,122,868
  New York Times Co., Class A............................  27,830        965,353
  Tele-Communications, Inc., Class A(a)..................  53,863      2,979,297
  Time Warner, Inc. ..................................... 121,980      7,570,384
  Times Mirror Co., Class A..............................  10,951        613,256
  Tribune Co. ...........................................  12,467        822,822
  Viacom, Inc., Class B(a)...............................  37,026      2,739,924
  Walt Disney Co. ....................................... 212,436      6,373,080
                                                                  --------------
                                                                      39,915,735
                                                                  --------------
 Energy -- 6.3%
  Amerada Hess Corp. ....................................   8,560        425,860
  Amoco Corp. ........................................... 100,644      5,937,996
  Anadarko Petroleum Corp. ..............................  13,200        407,550
  Apache Corp. ..........................................  10,000        253,125
  Ashland, Inc. .........................................   8,240        398,610
  Atlantic Richfield Co. ................................  34,960      2,281,140
  Baker Hughes, Inc. ....................................  30,912        546,756
  Burlington Northern....................................  18,636        667,402
  Chevron Corp. .........................................  67,712      5,615,864
  Exxon Corp. ........................................... 252,040     18,430,424
  Halliburton Co. .......................................  47,570      1,409,261
  Mobil Corp. ...........................................  80,024      6,972,091
  Occidental Petroleum Corp. ............................  37,520        633,150
  Pennzenergy Co. .......................................   7,062        115,199
  Pennzoil-Quaker State Co. .............................   7,062        104,606
  Phillips Petroleum Co. ................................  29,271      1,247,676
  Royal Dutch Petroleum Co. ............................. 220,740     10,567,928
  Schlumberger Ltd. .....................................  59,274      2,734,013
  Tenneco, Inc. .........................................  18,607        633,801
  Texaco, Inc. ..........................................  58,078      3,070,874

    Pegasus Funds
 84

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
  Union Pacific Resources Group, Inc. ...................  39,806 $      360,742
  Unocal Corp. ..........................................  29,993        875,421
  USX-Marathon Group.....................................  31,654        953,577
                                                                  --------------
                                                                      64,643,066
                                                                  --------------
 Financial Services -- 15.5%
  Allstate Corp. ........................................  87,320      3,372,735
  American Express Co. ..................................  47,422      4,848,900
  American General Corp. ................................  27,019      2,107,482
  American International Group, Inc. .................... 108,831     10,515,794
  Aon Corp. .............................................  18,253      1,010,760
  Associates First Capital, Class A......................  67,978      2,880,568
  Bank of New York Co., Inc. ............................  77,286      3,110,762
  Bank One Corp. ........................................ 120,400      6,147,924
  BankAmerica Corp. ..................................... 179,702     10,804,582
  BankBoston Corp. ......................................  30,292      1,179,495
  Bankers Trust Corp. ...................................  10,960        936,395
  BB&T Corp. ............................................  30,200      1,217,438
  Bear Stearns Co., Inc. ................................  12,500        467,188
  Capital One Financial Corp. ...........................   7,200        828,000
  Charles Schwab Corp. ..................................  43,425      2,439,942
  Chase Manhattan Corp. .................................  89,606      6,098,807
  Chubb Corp. ...........................................  17,734      1,150,493
  Cigna Corp. ...........................................  21,948      1,696,855
  Cincinnati Financial Corp. ............................  18,000        659,250
  Citigroup Inc. ........................................ 236,434     11,703,482
  Comerica, Inc. ........................................  17,389      1,185,712
  Conseco, Inc. .........................................  32,162        982,951
  Countrywide Credit Industries, Inc. ...................  11,500        577,156
  Federal Home Loan Mortgage Corp. ......................  70,462      4,540,395
  Federal National Mortgage Assoc. ...................... 106,078      7,849,771
  Fifth Third Bancorp....................................  28,866      2,058,507
  First Union Corp. .....................................  99,426      6,046,343
  Fleet Financial Group, Inc. ...........................  58,398      2,609,661
  Franklin Resources, Inc. ..............................  26,000        832,000
  General RE Corp. ......................................   7,795      1,912,503
  Golden West Financial Corp. ...........................   6,635        608,347
  Hartford Financial Services Group......................  24,204      1,328,195
  Household International, Inc. .........................  52,982      2,099,412
  Huntington Bancshares..................................  21,910        658,669
  J.P. Morgan & Co., Inc. ...............................  15,277      1,605,040
  Jefferson Pilot Corp. .................................   9,694        727,050
  KeyCorp................................................  45,282      1,449,024
  Lehman Brothers Holding, Inc. .........................  12,800        564,000
  Lincoln National Corp. ................................  11,498        940,680
  Marsh & McLennan Co. ..................................  26,892      1,571,501
  MBIA, Inc. ............................................  10,082        661,001
  MBNA Corp. ............................................  77,336      1,928,567
  Mellon Bank Corp. .....................................  28,200      1,938,750

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
  Mercantile Bancorp, Inc. ..............................  14,000 $      645,750
  Merrill Lynch & Co. ...................................  35,852      2,393,121
  MGIC Investment Corp. .................................  12,386        493,118
  Morgan Stanley Dean Witter Discover....................  58,600      4,160,600
  National City Corp. ...................................  29,705      2,153,613
  Northern Trust Corp....................................  12,400      1,082,675
  PNC Bank Corp. ........................................  31,420      1,700,608
  Progressive Corp. .....................................   7,900      1,338,063
  Provident Co., Inc. ...................................  13,700        568,550
  Providian Financial....................................  16,846      1,263,488
  Regions Financial Corp. ...............................  22,200        894,938
  Republic New York Corp. ...............................  11,582        527,705
  SAFECO Corp. ..........................................  11,051        474,502
  SLM Holding Corp. .....................................  18,700        897,600
  St. Paul Co., Inc. ....................................  22,384        777,844
  State Street Corp. ....................................  17,800      1,238,213
  Summit Bancorp.........................................  19,400        847,538
  Sunamerica, Inc. ......................................  20,200      1,638,725
  SunTrust Banks, Inc. ..................................  21,692      1,659,438
  Synovus Financial Corp. ...............................  27,050        659,344
  Torchmark Corp. .......................................  15,458        545,861
  TransAmerica Corp. ....................................   6,815        787,133
  U.S. Bancorp...........................................  76,886      2,729,453
  Union Planters Corp. ..................................  13,700        620,781
  UNUM Corp. ............................................  15,198        887,183
  Wachovia Corp. ........................................  21,353      1,867,053
  Washington Mutual, Inc. ...............................  63,731      2,433,728
  Wells Fargo & Co. ..................................... 168,932      6,746,721
                                                                  --------------
                                                                     159,885,433
                                                                  --------------
 Health Care -- 12.5%
  Abbott Laboratories Corp. ............................. 159,698      7,825,202
  Aetna..................................................  16,312      1,282,531
  Allergan, Inc. ........................................   7,200        466,200
  Alza Corp.(a)..........................................   9,400        491,150
  American Home Products Corp. .......................... 135,320      7,620,208
  Amgen, Inc. ...........................................  28,792      3,010,564
  Bausch & Lomb, Inc. ...................................   7,200        432,000
  Baxter International, Inc. ............................  31,385      2,018,448
  Becton Dickinson & Co. ................................  28,724      1,226,156
  Biomet, Inc. ..........................................  12,200        491,050
  Boston Scientific Corp.(a).............................  43,332      1,161,839
  Bristol Myers Squibb Co. .............................. 103,116     13,798,209
  Cardinal Health, Inc. .................................  22,050      1,673,044
  Columbia/HCA Healthcare Corp. .........................  59,533      1,473,442
  Eli Lilly & Co. ....................................... 114,176     10,147,392
  Guidant Corp.(a).......................................  16,418      1,810,085
  HBO & Co. .............................................  40,600      1,164,713
  Healthsouth Corp.(a)...................................  42,138        650,505

    Pegasus Funds
 86

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
  IMS Health Inc. .......................................  17,967 $    1,355,386
  Johnson & Johnson...................................... 139,418     11,693,684
  Medtronic, Inc. .......................................  48,204      3,579,147
  Merck & Co., Inc. ..................................... 123,474     18,235,565
  Pfizer, Inc. .......................................... 135,476     16,993,770
  Pharmacia & Upjohn, Inc. ..............................  52,608      2,978,928
  Schering Plough Corp. ................................. 151,024      8,344,076
  Tenet Healthcare Corp.(a)..............................  33,462        878,378
  United Healthcare Corp. ...............................  25,225      1,086,252
  Warner Lambert Co. ....................................  85,689      6,442,742
                                                                  --------------
                                                                     128,330,666
                                                                  --------------
 Multi-Industry -- 1.1%
  Allied Signal, Inc. ...................................  64,552      2,860,461
  Corning, Inc. .........................................  28,111      1,264,995
  FMC Corp. .............................................   6,700        375,200
  Harcourt General, Inc. ................................   7,500        398,906
  Loews Corp. ...........................................  11,895      1,168,684
  Minnesota Mining & Manufacturing Co. ..................  41,893      2,979,639
  Textron, Inc. .........................................  18,048      1,370,520
  TRW, Inc. .............................................  15,942        895,741
                                                                  --------------
                                                                      11,314,146
                                                                  --------------
 Raw Materials -- 2.3%
  Air Products & Chemical, Inc. .........................  26,980      1,079,200
  Alcan Aluminum Ltd. ...................................  22,082        597,594
  Allegheny Teledyne, Inc. ..............................  18,840        385,043
  Aluminum Co. of America................................  18,969      1,414,376
  Avery Dennison Corp. ..................................  11,909        536,649
  Barrick Gold Corp. ....................................  38,235        745,583
  Dow Chemical Co. ......................................  25,921      2,357,190
  Du Pont (EI) de Nemours & Co. ......................... 117,282      6,223,275
  Eastman Chemical Co. ..................................   8,252        369,277
  Engelhard Corp. .......................................  17,991        350,825
  Great Lakes Chemical Corp. ............................   9,500        380,000
  Homestake Mining Co. ..................................  47,881        439,907
  Inco Ltd. .............................................  39,900        421,444
  International Paper Co. ...............................  32,379      1,450,983
  Monsanto Co. ..........................................  67,511      3,206,772
  Nucor Corp. ...........................................   8,179        353,742
  Phelps Dodge Corp. ....................................   6,600        335,775
  Placer Dome, Inc. .....................................  25,900        297,850
  Praxair, Inc. .........................................  17,003        599,356
  Reynolds Metals Co. ...................................   7,160        377,243
  Rohm & Haas Co. .......................................  18,423        554,993
  Union Carbide Corp. ...................................  16,045        681,913
  USX-U.S. Steel Group, Inc. ............................  16,300        374,900
                                                                  --------------
                                                                      23,533,890
                                                                  --------------

                                                                Pegasus Funds

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
 Retail -- 6.9%
  Albertsons, Inc. ......................................  26,979 $    1,718,225
  American Stores Co. ...................................  32,494      1,200,247
  Circuit City Stores, Inc. .............................  10,800        539,325
  Costco Companies, Inc. ................................  22,426      1,618,877
  CVS Corp. .............................................  42,890      2,358,950
  Darden Restaurants, Inc. ..............................  37,561        676,098
  Dayton Hudson Corp. ...................................  48,360      2,623,530
  Dollar General Corp. ..................................  19,875        469,547
  Federated Department Stores, Inc. .....................  24,205      1,054,430
  Fred Meyer, Inc. ......................................  16,900      1,018,225
  Gap, Inc. .............................................  60,580      3,407,625
  Home Depot, Inc. ...................................... 152,384      9,323,996
  J.C. Penney, Inc. .....................................  28,640      1,342,500
  K-Mart, Inc.(a)........................................  50,593        774,705
  Kohl's Corp.(a)........................................  17,300      1,062,869
  Kroger Co.(a)..........................................  27,858      1,685,409
  Limited, Inc. .........................................  23,620        687,933
  Lowe's Co. ............................................  36,650      1,876,022
  May Department Stores Co. .............................  25,199      1,521,390
  McDonald's Corp. ......................................  71,005      5,440,758
  Nordstrom, Inc. .......................................  14,968        519,203
  Rite Aid Corp. ........................................  27,298      1,352,957
  Sears Roebuck & Co. ...................................  40,712      1,730,260
  Staples, Inc.(b).......................................  30,000      1,310,625
  Tandy Corp. ...........................................  10,360        426,703
  TJX Co., Inc. .........................................  34,276        994,004
  Toys R Us, Inc.(a).....................................  28,561        481,967
  Tricon Global Restaurants(a)...........................  17,224        863,353
  Wal-Mart Stores, Inc. ................................. 228,821     18,634,609
  Walgreen Co. ..........................................  53,746      3,147,500
  Winn Dixie Stores, Inc. ...............................  18,270        819,866
                                                                  --------------
                                                                      70,681,708
                                                                  --------------
 Shelter -- 1.0%
  Boise Cascade Corp. ...................................  11,100        344,100
  Centex Corp. ..........................................  13,224        595,907
  Champion International Co. ............................  10,768        436,104
  Georgia Pacific Corp. .................................  10,387        608,289
  Kaufman & Broad Home Corp. ............................  20,233        581,699
  Kimberly Clark Corp. ..................................  63,098      3,438,840
  Masco Corp. ...........................................  37,194      1,069,328
  Owens-Illinois, Inc.(a)................................  15,300        468,563
  Sealed Air Corp.(a)....................................   9,548        487,545
  Temple Inland, Inc. ...................................   7,723        458,070
  Union Camp Corp. ......................................   6,604        445,770
  Weyerhaeuser Co. ......................................  21,792      1,107,305
  Williamette Industries, Inc. ..........................  13,970        467,995
                                                                  --------------
                                                                      10,509,515
                                                                  --------------

    Pegasus Funds
 88

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
 Technology -- 18.5%
  3Com Corp.(a)..........................................  36,689 $    1,644,126
  Advanced Micro Devices, Inc.(a)........................  16,022        463,637
  AMP, Inc. .............................................  20,271      1,055,359
  Apple Computer, Inc.(a)................................  14,900        609,969
  Applied Materials, Inc.(a).............................  38,684      1,651,323
  Ascend Communications, Inc.(a).........................  21,200      1,393,900
  BMC Software Inc.(a)...................................  22,300        993,744
  Boeing Co. ............................................ 104,657      3,414,435
  Cisco Systems, Inc.(a)................................. 161,216     14,962,860
  Compaq Computer Corp. ................................. 177,626      7,449,190
  Computer Associates International, Inc. ...............  61,353      2,615,172
  Danaher Corp. .........................................  12,000        651,750
  Dell Computer Corp.(a)................................. 131,288      9,608,641
  Electronic Data System Corp. ..........................  54,300      2,728,575
  EMC Corp.(a)...........................................  55,874      4,749,290
  Gateway 2000, Inc.(a)..................................  17,400        890,663
  General Dynamics Corp. ................................  11,082        649,682
  General Instrument Corp.(a)............................  15,600        529,425
  Hewlett Packard Co. ................................... 107,755      7,361,013
  Intel Corp. ........................................... 174,190     20,652,401
  International Business Machines........................  96,772     17,878,626
  KLA-Tencor Corp.(a)....................................  12,000        520,500
  Lockheed Martin Corp. .................................  21,247      1,800,683
  Lucent Technologies, Inc. ............................. 136,328     14,996,080
  Micron Technology, Inc.(a).............................  23,749      1,200,809
  Microsoft Corp.(a)..................................... 257,786     35,751,695
  Motorola, Inc. ........................................  66,101      4,036,292
  Northern Telecom, Ltd. ................................  67,105      3,363,638
  Northrop Grumman Corp. ................................   7,368        538,785
  Novell, Inc.(a)........................................  46,900        850,063
  Oracle Corp.(a)........................................ 100,085      4,316,166
  Parametric Technology Corp.(a).........................  28,000        458,500
  Peoplesoft Inc.(a).....................................  24,900        471,544
  Perkin-Elmer Corp. ....................................   5,800        565,863
  Raytheon Co., Class A..................................   5,113        264,278
  Raytheon Co., Class B..................................  31,983      1,703,095
  Rockwell International Corp. ..........................  19,774        960,275
  Seagate Technology, Inc.(a)............................  27,865        842,916
  Sun Microsystems, Inc.(a)..............................  39,267      3,362,237
  Tellabs, Inc.(a).......................................  20,086      1,377,146
  Texas Instruments, Inc. ...............................  43,386      3,712,215
  Thomas & Betts Corp. ..................................   8,600        372,488
  Unisys Corp. ..........................................  24,600        847,163
  United Technologies Corp. .............................  25,164      2,736,585
  Xerox Corp. ...........................................  34,335      4,051,530
                                                                  --------------
                                                                     191,054,327
                                                                  --------------

                                                                Pegasus Funds

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                       Description                        Shares   Market Value
                       -----------                        ------   ------------
 Tobacco -- 1.4%
  Philip Morris Co., Inc. ............................... 252,185 $   13,491,897
  RJR Nabisco Holdings Corp. ............................  32,100        952,969
                                                                  --------------
                                                                      14,444,866
                                                                  --------------
 Transportation -- 1.0%
  AMR Corp. .............................................  18,896      1,121,950
  Burlington Northern Santa Fe Corp. ....................  48,677      1,642,849
  CSX Corp. .............................................  23,242        964,543
  Delta Air Lines, Inc. .................................  15,670        814,840
  FDX Corp.(a)...........................................  17,431      1,551,359
  Norfolk Southern Corp. ................................  39,725      1,258,786
  Southwest Airlines Co. ................................  36,943        828,909
  Union Pacific Corp. ...................................  27,045      1,218,715
  US Airways Group, Inc.(a)..............................   9,100        473,200
                                                                  --------------
                                                                       9,875,151
                                                                  --------------
 Utilities -- 11.5%
  AES Corp. .............................................  19,000        900,125
  Airtouch Communications, Inc.(a).......................  61,925      4,466,341
  Alltel Corp. ..........................................  30,117      1,801,373
  Ameren Corp. ..........................................  12,821        547,296
  American Electric Power, Inc. .........................  20,280        954,428
  Ameritech Corp. ....................................... 113,040      7,163,910
  AT&T Corp. ............................................ 185,464     13,956,165
  Baltimore Gas & Electric Co. ..........................  17,663        545,345
  Bell Atlantic Corp. ................................... 159,948      8,477,243
  BellSouth Corp. ....................................... 202,390     10,094,200
  Carolina Power & Light Co. ............................  16,718        786,791
  Central & South West Corp. ............................  20,293        556,789
  Cinergy Corp. .........................................  15,367        528,241
  Coastal Corp. .........................................  21,144        738,719
  Columbia Gas System, Inc. .............................   5,589        322,765
  Consolidated Edison, Inc. .............................  26,877      1,421,121
  Consolidated Natural Gas Co. ..........................   9,603        518,562
  Detroit Edison Co. ....................................  15,571        667,607
  Dominion Resources, Inc. ..............................  20,419        954,588
  Duke Power Co., Inc. ..................................  39,188      2,510,481
  Edison International...................................  35,228        981,981
  Enron Corp. ...........................................  34,883      1,990,511
  Entergy Corp. .........................................  29,924        931,385
  First Energy Corp. ....................................  25,391        826,794
  Florida Power & Light Group, Inc. .....................  21,280      1,311,380
  Frontier Corp. ........................................  18,361        624,274
  General Public Utilities Corp. ........................  13,640        602,718
  GTE Corp. .............................................  98,731      6,417,515
  Houston Industries.....................................  32,902      1,056,977
  MCI Worldcom, Inc.(a).................................. 184,177     13,214,699
  New Century Energies, Inc. ............................  11,500        560,625

    Pegasus Funds
 90

Pegasus Equity Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                      Description                        Shares   Market Value
                      -----------                        ------   ------------
  Nextel Communications, Inc., Class A(a)...............  29,400 $      694,575
  Northern States Power Co. ............................  14,902        413,531
  Pacificorp............................................  31,880        671,473
  Peco Energy Corp. ....................................  23,809        991,050
  PG&E Corp. ...........................................  41,651      1,312,007
  PP&L Resources, Inc. .................................  21,745        606,142
  Public Service Enterprise Group.......................  23,597        943,880
  SBC Communications, Inc. ............................. 201,288     10,794,068
  Sempra Energy.........................................  26,300        667,363
  Southern Co. .........................................  79,419      2,308,115
  Sprint Corp. .........................................  47,344      3,982,814
  Sprint Corp., PCS(a)..................................  43,972      1,016,853
  Texas Utilities.......................................  27,654      1,291,096
  The Williams Companies, Inc. .........................  46,044      1,435,997
  Unicom Corp. .........................................  23,024        887,863
  US West, Inc. ........................................  51,872      3,352,228
                                                                 --------------
                                                                    117,800,004
                                                                 --------------
TOTAL COMMON STOCKS.....................................          1,025,364,978
                                                                 --------------
TOTAL...................................................         $1,025,364,978
                                                                 ==============
 (Cost $542,440,627) -- 99.8%

Percentages indicated are based on net assets of $1,027,192,449.
(a)  Non-income producing security.

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
COMMON STOCKS -- 100.0%
 Business Equipment & Services -- 10.2%
  A.C. Nielson Corp.(a).....................................   600  $    16,950
  ABM Industries, Inc. .....................................   400       13,850
  Advo, Inc.(a).............................................   400       10,550
  America Online, Inc.(a)................................... 9,400    1,503,999
  Blount International, Inc. ...............................   800       19,950
  Brady (W. H.) Co., Class A................................   500       13,469
  Castle (A. M.) & Co. ..................................... 2,531       37,965
  Catalina Marketing Corp.(a)...............................   400       27,350
  Chemed Corp. .............................................   800       26,800
  Comdisco, Inc. ........................................... 3,780       63,788
  G & K Services Inc., Class A..............................   437       23,270
  Ha Lo Industries, Inc.(a).................................   600       22,575
  HON Industries, Inc. ..................................... 2,800       67,024
  Hunt Corp. ............................................... 1,087       11,549
  Interim Services, Inc.(a)................................. 1,000       23,375
  John H. Harland Co. ......................................   600        9,488
  Kelly Services, Inc., Class A.............................   802       25,464
  Lawson Products, Inc. ....................................   200        4,600
  Manpower, Inc. ........................................... 1,700       42,819
  Miller (Herman), Inc. .................................... 2,800       75,249
  Modis Professional Services(a)............................ 2,200       31,900
  New England Business Services.............................   300       11,738
  Nova Corp. (Georgia)(a)................................... 1,400       48,563
  Office Depot, Inc.(a)..................................... 5,150      190,227
  Ogden Corp. .............................................. 1,000       25,063
  Olsten Corp. ............................................. 1,700       12,538
  Pittston Co. .............................................   984       31,365
  Prepaid Legal Services, Inc.(a)...........................   500       16,500
  Primark Corp.(a)..........................................   500       13,563
  Quintiles Transnational Corp.(a).......................... 1,600       85,399
  Robert Half International, Inc.(a)........................ 2,000       89,374
  Rollins, Inc. ............................................   750       13,125
  Snyder Communications, Inc.(a)............................ 1,300       43,875
  Sotheby's Holdings, Class A...............................   300        9,600
  Standard Register Co. ....................................   600       18,563
  Tejon Ranch Co. ..........................................   600       11,925
  True North Communications, Inc. ..........................   900       24,188
  Viad Corp. ............................................... 2,100       63,788
  Volt Information Sciences, Inc.(a)........................   600       13,538
  Wallace Computer Services, Inc. ..........................   900       23,738
                                                                    -----------
                                                                      2,818,654
                                                                    -----------
 Capital Goods -- 4.7%
  AAR Corp. ................................................   625       14,922
  Alliant Techsystems, Inc.(a)..............................   300       24,731
  Allied Waste Industries, Inc.(a).......................... 3,800       89,775
  American Management Systems, Inc.(a)......................   900       36,000

    Pegasus Funds
 92

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  American Power Conversion(a).............................. 2,000  $    96,875
  Ametek, Inc. ............................................. 1,200       26,775
  Applied Industrial Technologies, Inc. .................... 2,362       32,773
  Belden, Inc. .............................................   500       10,594
  Carlisle Companies, Inc. .................................   600       30,975
  Cleco Corp. ..............................................   500       17,156
  Commercial Intertech Corp. ............................... 1,950       25,228
  Curtiss-Wright Corp. .....................................   800       30,500
  Global Industrial Technologies, Inc.(a)...................   500        5,344
  Graco, Inc. ..............................................   400       11,800
  Harsco Corp. ............................................. 2,400       73,050
  Hubbell, Inc., Class B.................................... 1,374       52,212
  Imation Corp.(a)..........................................   800       14,000
  Jacobs Engineering Group, Inc.(a).........................   500       20,375
  Kaman Corp., Class A......................................   460        7,389
  Kennametal, Inc. ......................................... 1,000       21,250
  Keystone Consolidated Industries, Inc.(a)................. 1,119        9,092
  Kulicke & Soffa Industries(a).............................   500        8,875
  Manitowoc Co., Inc. ...................................... 1,350       59,906
  Mark IV Industries, Inc. ................................. 3,061       39,793
  Molex, Inc. .............................................. 3,138      119,636
  Molex, Inc., Class A...................................... 1,525       48,609
  Nordson Corp. ............................................   400       20,550
  Orbital Sciences Corp.(a).................................   800       35,400
  Scott Technologies, Inc., Class A(a)...................... 4,000       66,125
  Sequa Corp.(a)............................................   240       14,370
  Southdown, Inc. .......................................... 1,222       72,327
  Stone & Webster, Inc. ....................................   300        9,975
  Superior Services, Inc.(a)................................   600       12,038
  Tecumseh Products Co. ....................................   400       18,650
  Trinity Industries, Inc. .................................   950       36,575
  United States Filter Corp.(a)............................. 3,536       80,886
                                                                    -----------
                                                                      1,294,531
                                                                    -----------
 Consumer Durable -- 4.4%
  Arvin Industries, Inc. ...................................   499       20,802
  Ashworth, Inc.(a).........................................   700        3,872
  Bandag, Inc. .............................................   300       11,981
  Bandag, Inc., Class A.....................................   300       10,463
  Bassett Furniture Industries, Inc. .......................   300        7,238
  Borg-Warner Automotive, Inc. .............................   500       27,906
  Callaway Golf Co. ........................................ 1,500       15,375
  Concord Fabrics, Inc., Class A(a)......................... 1,300        8,125
  Concord Fabrics, Inc., Class B(a)......................... 1,300        7,638
  Culp, Inc. ............................................... 3,655       28,783
  Federal Mogul Corp. ...................................... 1,100       65,449
  Furon Co. ................................................ 2,000       34,125
  Galey & Lord, Inc.(a).....................................   500        4,313
  General Motors, Class H(a)................................   900       35,719

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Greif Bros Corp. .........................................   800  $    23,350
  Guilford Mills............................................ 1,575       26,283
  Harley-Davidson, Inc. .................................... 3,800      180,024
  Harman International......................................   400       15,250
  Huffy Corp. .............................................. 2,325       38,363
  Kellwood Co. .............................................   400       10,000
  Kimball International, Inc. Class B....................... 2,000       38,000
  Lear Corp.(a)............................................. 1,400       53,900
  Longview Fibre Co. ....................................... 2,000       23,125
  Lynch Corp.(a)............................................   400       28,400
  Mohawk Industries, Inc.(a)................................   300       12,619
  Nashua Corp.(a)........................................... 2,000       26,625
  National Presto Industries, Inc. .........................   500       21,313
  Nautica Enterprises, Inc.(a)..............................   800       12,000
  Oneida, Ltd. ............................................. 2,268       33,595
  Oshkosh 'B' Gosh, Inc., Class A...........................   600       12,113
  Oxford Industries, Inc. ..................................   200        5,650
  Pillowtex Corp. ..........................................   300        8,025
  Polaris Industries, Inc. .................................   500       19,594
  Smith ( A.O.) Corp. ......................................   500       12,281
  Sonoco Products Co. ...................................... 1,855       54,953
  Spx Corp.(a)..............................................   600       40,200
  Sundstrand Corp. ......................................... 1,500       77,812
  Superior Industries International.........................   400       11,125
  Swiss Army Brands, Inc.(a)................................   280        2,695
  Timberland Co.(a).........................................   200        9,113
  Toro Co. ................................................. 1,250       35,625
  Tultex Corp.(a)........................................... 2,900        2,538
  Unifi, Inc. .............................................. 1,300       25,431
  Wabash National Corp. ....................................   400        8,125
  Westpoint Stevens, Inc.(a)................................ 1,200       37,875
  Wynns International, Inc. ................................   450        9,956
                                                                    -----------
                                                                      1,197,747
                                                                    -----------
 Consumer Non-Durable -- 4.3%
  Cagles.................................................... 2,000       39,000
  Coca-Cola Bottling........................................   500       28,750
  Dean Foods Co. ...........................................   975       39,792
  Delta & Pine Land Co. ....................................   800       29,600
  Dial Corp. ............................................... 2,100       60,638
  Dole Food Co., Inc. ...................................... 1,300       39,000
  First Brands Corp. .......................................   800       31,550
  Flowers Industries, Inc. ................................. 4,389      105,061
  Food Lion, Inc., Class A.................................. 2,850       30,281
  Food Lion, Inc., Class B.................................. 2,750       27,672
  Gibson Greetings, Inc.(a).................................   300        3,563
  Hormel Foods Corp. ....................................... 1,900       62,225
  IBP, Inc. ................................................ 1,900       55,338
  International Multifoods Corp. ........................... 1,350       34,847

    Pegasus Funds
 94

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Interstate Bakeries Corp. ................................ 1,200  $    31,725
  La-Z-Boy Chair Co. ....................................... 1,200       21,375
  Lancaster Colony Corp. ...................................   945       30,358
  Lance, Inc. ..............................................   800       15,950
  McCormick & Co., Inc. .................................... 1,900       64,243
  Premark International, Inc. .............................. 1,300       45,013
  Smithfield Foods, Inc.(a).................................   800       27,100
  Smucker (J. M.) Co., Class A..............................   700       17,325
  Smucker (J. M.) Co., Class B..............................   600       13,275
  Tyson Foods, Inc., Class A................................ 4,841      102,870
  U.S. Foodservice(a)....................................... 1,000       49,000
  Universal Corp. ..........................................   800       28,100
  Vacu Dry Co.(a)........................................... 1,900       15,675
  Warnaco Group, Inc., Class A.............................. 1,300       32,825
  Weis Markets, Inc. ....................................... 1,012       39,342
  Whittman Corp. ........................................... 2,100       53,288
                                                                    -----------
                                                                      1,174,781
                                                                    -----------
 Consumer Services -- 4.1%
  American Media, Inc., Class A(a).......................... 6,200       34,488
  Anchor Gaming(a)..........................................   300       16,913
  Angelica Corp. ...........................................   250        4,656
  Aztar Corp.(a)............................................   900        4,556
  Barnes & Noble, Inc.(a)................................... 1,400       59,500
  Belo (A.H.) Corp., Series A............................... 2,600       51,838
  Bowne & Co., Inc. ........................................   700       12,513
  Central Parking Corp. ....................................   600       19,463
  Chris-Craft Industries, Inc.(a)...........................   700       33,731
  Cintas Corp. ............................................. 2,400      169,049
  Circus Circus Entertainment(a)............................ 1,950       22,303
  Consolidated Graphics, Inc.(a)............................   300       20,269
  Corrections Corporation America(a)........................ 1,600       28,200
  Craig Corp.(a)............................................ 2,800       22,575
  Devry, Inc.(a)............................................ 1,400       42,875
  Family Golf Centers, Inc.(a)..............................   500        9,875
  Grand Casinos, Inc.(a)....................................   900        7,256
  Gtech Holdings Corp.(a)...................................   800       20,500
  Hollywood Park, Inc.(a)...................................   500        4,156
  Houghton Mifflin Co. .....................................   600       28,350
  International Game Technologies........................... 2,400       58,350
  Lee Enterprises, Inc. .................................... 1,000       31,500
  Media General, Inc. ...................................... 1,300       68,900
  Primadonna Resorts, Inc.(a)...............................   600        5,288
  Prime Hospitality Corp.(a)................................ 1,100       11,619
  Promus Hotel Corp.(a)..................................... 1,800       58,275
  Spelling Entertainment Group(a)........................... 2,300       17,250
  Stewart Enterprises Corp., Class A........................ 2,000       44,500
  Value Line, Inc. .........................................   800       31,500

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Washington Post Co. ......................................   300  $   173,380
  Westwood One, Inc.(a).....................................   600       18,300
                                                                    -----------
                                                                      1,131,928
                                                                    -----------
 Electronics -- 2.2%
  Analog Corp.(a)...........................................   200        7,525
  Analog Devices, Inc. ..................................... 3,497      109,717
  Benchmark Electronics, Inc.(a)............................   200        7,325
  BMC Industries, Inc. .....................................   700        4,375
  C Cube Microsystems, Inc.(a)..............................   800       21,700
  Checkpoint Systems, Inc.(a)............................... 2,600       32,175
  CTS Corp. ................................................   300       13,050
  Cubic Corp. .............................................. 1,950       36,563
  Electro Scientific Industries, Inc.(a)....................   200        9,063
  Gentex Corp.(a)........................................... 1,300       26,000
  Hadco Corp.(a)............................................   300       10,500
  Harmon Industries, Inc. ..................................   200        4,613
  Intergrated Circuit Systems(a)............................   500        8,813
  Maxim Integrated Products, Inc.(a)........................ 3,200      139,799
  Methode Electronics, Class A..............................   700       10,938
  Moog Inc., Class B(a)..................................... 1,200       46,949
  Oak Industries, Inc.(a)...................................   400       14,000
  Plexus Corp.(a)...........................................   300       10,163
  Sanmina Corp.(a).......................................... 1,000       62,499
  Tech/Ops Sevcon, Inc. .................................... 1,400       19,513
  Technitrol, Inc. .........................................   300        9,563
  Whittaker Corp.(a)........................................   400        6,750
                                                                    -----------
                                                                        611,593
                                                                    -----------
 Energy -- 3.5%
  Atmos Energy Corp. ....................................... 1,005       32,411
  Cabot Oil & Gas Corp., Class A............................ 1,200       18,000
  Cross Timbers Oil Co. ....................................   950        7,125
  Daniel Industries, Inc. .................................. 2,500       30,313
  ENSCO International, Inc. ................................ 2,900       30,994
  Global Marine, Inc.(a).................................... 7,000       64,312
  HS Resources, Inc.(a).....................................   500        3,781
  K N Energy, Inc. .........................................   900       32,738
  Murphy Oil Corp. .........................................   895       36,919
  Nabors Industries, Inc.(a)................................ 2,100       28,481
  Newfield Exploration Co.(a)...............................   700       14,613
  Noble Affiliates, Inc. ................................... 1,400       34,475
  Noble Drilling Corp.(a)................................... 2,666       34,491
  Ocean Energy, Inc.(a)..................................... 2,070       13,067
  Parker Drilling Co.(a).................................... 1,600        5,100
  Pennzoil-Quaker State Co. ................................ 1,231       18,228
  Piedmont Natural Gas Co., Inc. ...........................   600       21,675
  Pioneer Natural Resources Co. ............................ 2,100       18,375
  Plains Resources, Inc.(a).................................   300        4,219

    Pegasus Funds
 96

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Pogo Producing Co. .......................................   800  $    10,400
  Pool Energy Services Co.(a)...............................   500        5,406
  Pride International, Inc.(a).............................. 1,000        7,063
  Ranger Oil Ltd.(a)........................................ 2,000        8,875
  Santa Fe Energy Resources, Inc.(a)........................ 2,100       15,488
  Sierra Pacific Resources.................................. 2,000       75,999
  Smith International, Inc.(a).............................. 2,000       50,375
  Snyder Oil Corp. .........................................   700        9,319
  Tidewater, Inc. .......................................... 1,500       34,781
  Tosco Corp. .............................................. 3,339       86,396
  Transocean Offshore, Inc. ................................ 2,100       56,306
  Tuboscope Vetco International Corp.(a)....................   900        7,313
  Ultramar Diamond Shamrock Corp. .......................... 1,886       45,736
  Valero Energy Corp. ...................................... 1,300       27,625
  Varco International, Inc.(a).............................. 1,300       10,075
  Vintage Petroleum, Inc. .................................. 1,000        8,625
  WD-40 Co. ................................................   400       11,450
  Weatherford International(a).............................. 2,030       39,331
                                                                    -----------
                                                                        959,880
                                                                    -----------
 Financial Services -- 13.4%
  A.G. Edwards, Inc. ....................................... 2,319       86,383
  AFLAC, Inc. .............................................. 5,420      238,479
  Ambac Financial Group, Inc. .............................. 1,400       84,263
  American Bankers Insurance Group, Inc. ................... 1,000       48,375
  American Financial Group, Inc. ........................... 1,300       57,038
  Americredit Corp.(a)...................................... 1,200       16,575
  Amsouth Bancorp. ......................................... 1,180       53,838
  Associated Banc-Corp. .................................... 1,325       45,298
  Astoria Financial Corp. .................................. 1,000       45,750
  Billing Information Concepts(a)...........................   700        7,700
  BISYS Group, Inc.(a)......................................   600       30,975
  Capital RE Corp. .........................................   600       12,038
  CCB Financial Corp. ......................................   800       45,600
  Centura Banks, Inc. ......................................   500       37,188
  Charter One Financial, Inc. .............................. 3,535       98,095
  City National Corp. ...................................... 1,000       41,625
  CMAC Investment Corp. ....................................   500       22,969
  Commerce Bancorp, Inc. ...................................   500       26,250
  Commercial Federal Corp. ................................. 1,219       28,266
  Crestar Financial Corp. .................................. 2,300      165,599
  Culen Frost Bankers, Inc. ................................ 1,540       84,508
  Dain Rauscher Corp. ......................................   300        8,850
  Delphi Financial Group, Class A(a)........................   408       21,395
  Dime Bancorp, Inc. ....................................... 2,400       63,450
  Downey Financial Corp. ...................................   600       15,263
  Executive Risk, Inc. .....................................   200       10,988
  Fidelity National Financial, Inc. ........................   550       16,775
  Finova Group, Inc. ....................................... 1,200       64,725

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  First American Financial Corp. ........................... 1,350  $    43,369
  First Midwest Bancorp, Inc. .............................. 1,385       52,717
  First Security Corp. ..................................... 3,850       89,993
  First Tennessee National Corp. ........................... 3,200      121,799
  First Virginia Banks, Inc. ............................... 1,100       51,700
  Firstmerit Corp. ......................................... 1,500       40,313
  Fremont General Corp. .................................... 1,400       34,650
  Greenpoint Financial Corp. ............................... 2,000       70,250
  Hibernia Corp., Class A................................... 3,100       53,863
  HSB Group, Inc. ..........................................   750       30,797
  Insurance Auto Auctions, Inc.(a).......................... 2,500       29,688
  JSB Financial, Inc. ......................................   200       10,875
  Keystone Financial, Inc. ................................. 2,062       76,294
  Legg Mason, Inc. ......................................... 1,200       37,875
  Marshall & Ilsley Corp. .................................. 2,200      128,562
  Mercantile Bankshares Corp. .............................. 1,500       57,750
  NAC RE Corp. .............................................   400       18,775
  North Fork Bancorp, Inc. ................................. 2,900       69,419
  Ohio Casualty Corp. ...................................... 1,000       41,125
  Old Kent Financial Corp. ................................. 2,515      116,947
  Old Republic International Corp. ......................... 2,800       63,000
  Pacific Century Financial Corp. .......................... 1,600       39,000
  Paine Webber Group, Inc. ................................. 3,418      132,019
  PMI Group, Inc. ..........................................   600       29,625
  Protective Life Corp. .................................... 2,600      103,512
  Provident Financial Group.................................   900       33,975
  Raymond James Financial, Inc. ............................ 1,000       21,125
  Reliastar Financial Corp. ................................ 1,900       87,638
  Southtrust Corp. ......................................... 3,450      127,433
  Sovereign Bancorp, Inc. .................................. 2,944       41,952
  St Paul Bancorp, Inc. ....................................   900       24,497
  T Rowe Price Associates................................... 2,500       85,625
  TCF Financial Corp. ...................................... 1,800       43,538
  U S Trust Corp. ..........................................   400       30,400
  United Capital Corp.(a)...................................   769       13,073
  Whitney Holding Corp. ....................................   500       18,750
  Wilmington Trust Corp. ...................................   700       43,138
  Zions Bancorp............................................. 1,500       93,562
                                                                    -----------
                                                                      3,686,881
                                                                    -----------
 Health Care -- 10.4%
  Acuson Corp.(a)...........................................   600        8,925
  Advanced Tissue Sciences, Inc.(a).........................   900        2,334
  Agouron Pharmaceuticals, Inc.(a)..........................   600       35,250
  Allegiance Corp. ......................................... 3,000      139,874
  Alpharma, Inc. ...........................................   500       17,656
  Ballard Medical Products..................................   600       14,588
  Barr Laboratories, Inc.(a)................................   500       24,000
  Beckman Coulter, Inc. ....................................   700       37,975

    Pegasus Funds
 98

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Bergen Brunswig Corp., Class A............................ 2,156  $    75,191
  Bindley Western Industries, Inc. .........................   400       19,700
  Biogen, Inc.(a)........................................... 1,500      124,499
  Biomatrix, Inc.(a)........................................   200       11,650
  Block Drug, Inc., Class A.................................   781       33,865
  Carter Wallace, Inc. ..................................... 1,200       23,550
  Centocor, Inc.(a)......................................... 1,500       67,688
  Cephalon, Inc.(a).........................................   600        5,400
  Chiron Corp.(a)........................................... 3,644       95,427
  Covance, Inc.(a).......................................... 1,200       34,950
  Curative Health Services, Inc.(a).........................   300       10,050
  Datascope Corp.(a)........................................ 1,650       37,950
  Dentsply International, Inc. ............................. 1,100       28,325
  Diagnostic Products Corp. ................................   300        9,338
  Elan PLC(a)...............................................   510       35,477
  Envoy Corp.(a)............................................   400       23,300
  Express Scripts, Inc. Class A(a)..........................   100        6,713
  First Health Group Corp.(a)............................... 1,300       21,531
  Forest Laboratories, Class A(a)........................... 2,000      106,375
  Foundation Health Systems, Class A(a)..................... 2,500       29,844
  Genzyme Corp.(a).......................................... 1,600       79,600
  Genzyme Molecular Oncology(a).............................   172          559
  HBO & Co. ................................................   725       20,798
  Health Management Association, Inc., Class A(a)........... 6,075      131,371
  Healthcare Service Group(a)...............................   675        6,159
  Hillenbrand Industries, Inc............................... 1,400       79,625
  ICN Pharmaceuticals, Inc.................................. 1,450       32,806
  IDEXX Laboratories, Inc.(a)...............................   800       21,525
  Incyte Pharmaceuticals, Inc.(a)...........................   600       22,425
  Integrated Health Services, Inc.(a)....................... 1,100       15,538
  Invacare Corp. ...........................................   600       14,400
  Jones Pharma, Inc. .......................................   600       21,900
  Lincare Holdings, Inc.(a)................................. 1,400       56,788
  Liposome, Inc.(a).........................................   800       12,350
  Mariner Post Acute Network(a)............................. 1,422        6,488
  McKesson Corp.(a)......................................... 2,400      189,749
  Medaphis Corp.(a)......................................... 1,600        5,250
  Medimmune, Inc.(a)........................................   600       59,663
  Medquist, Inc.(a).........................................   300       11,850
  Mentor Corp.(a)...........................................   500       11,719
  Mylan Laboratories........................................ 3,100       97,650
  Omnicare, Inc. ........................................... 1,800       62,550
  PacifiCare Health Systems, Inc., Class B(a)............... 1,100       87,450
  Parexel International Corp.(a)............................   500       12,500
  Patterson Dental Co.(a)...................................   900       39,150
  Pediatrix Medical Group, Inc.(a)..........................   300       17,981
  Penwest Pharmaceuticals(a)................................ 1,575        9,844
  Possis Medical, Inc.(a)................................... 3,400       22,950

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Protein Design Labs, Inc.(a)..............................   400  $     9,300
  PSS World Medical, Inc.(a)................................ 1,400       32,200
  Safeskin Corp.(a)......................................... 1,100       26,538
  Sierra Health Services(a).................................   600       12,638
  Steris Corp.(a)........................................... 1,404       39,926
  Stryker Corp. ............................................ 2,400      132,149
  Sybron International Corp.(a)............................. 2,100       57,094
  Total Renal Care Holdings(a).............................. 1,701       50,286
  Trigon Healthcare, Inc.(a)................................   900       33,581
  Universal Health Services, Inc., Class B(a)...............   700       36,313
  Varian Associates, Inc. ..................................   800       30,300
  Visx, Inc.(a).............................................   300       26,231
  Vital Signs, Inc. ........................................   300        5,250
  Watson Pharmaceuticals, Inc.(a)........................... 1,976      124,241
  West Co., Inc. ...........................................   158        5,639
                                                                    -----------
                                                                      2,853,749
                                                                    -----------
 Raw Materials -- 3.9%
  A. Schulman, Inc. ........................................   700       15,881
  Airgas, Inc.(a)........................................... 1,500       13,406
  Albemarle Corp. .......................................... 1,000       23,750
  Buckeye Technologies, Inc.(a).............................   700       10,456
  Cabot Corp. .............................................. 1,400       39,113
  Cambrex Corp. ............................................   500       12,000
  Church & Dwight, Inc. .................................... 1,000       35,938
  Crompton & Knowles Corp. ................................. 2,800       57,924
  Cytec Industries, Inc.(a).................................   900       19,125
  Dexter Corp. ............................................. 1,000       31,438
  Donaldson C., Inc. ....................................... 3,200       66,399
  Fuller (H. B.) Co. .......................................   300       14,438
  Geon Co. .................................................   500       11,500
  Georgia Gulf Corp. .......................................   610        9,798
  Glatfelter (P. H.) Co. ...................................   900       11,138
  IMC Global, Inc. ......................................... 2,400       51,300
  Lawter International, Inc. ............................... 2,664       30,969
  Lindberg Corp. ........................................... 2,956       26,881
  Lubrizol Corp. ........................................... 1,100       28,256
  Lyondell Petrochemical Co. ............................... 1,600       28,800
  Macdermid, Inc. ..........................................   600       23,475
  Mascotech, Inc. .......................................... 1,800       30,825
  Maxxam, Inc.(a)...........................................   650       37,294
  McWhorter Technologies(a).................................   700       16,013
  Minerals Technologies, Inc. ..............................   500       20,469
  Mueller Industries, Inc.(a)...............................   700       14,219
  Olin Corp. ............................................... 1,300       36,806
  Penford Corp. ............................................ 1,050       16,800
  Quanex Corp. ............................................. 1,700       38,356
  Solutia, Inc. ............................................ 2,500       55,938
  St. Joe Corp. ............................................   900       21,094

    Pegasus Funds
100

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Stillwater Mining Co.(a)..................................   500  $    20,500
  Texas Industries, Inc. ...................................   400       10,775
  Tredegar Industries, Inc. ................................   700       15,750
  Triarc Co., Inc.(a).......................................   724       11,584
  Vulcan Materials Co. .....................................   800      105,249
  Wheeling Pittsburgh Steel Co. ............................   400        4,025
  Witco Corp. .............................................. 1,200       19,125
  Wolverine Tube, Inc.(a)...................................   300        6,300
  Wolverine World Wide, Inc. ............................... 1,775       23,519
                                                                    -----------
                                                                      1,066,626
                                                                    -----------
 Retail -- 6.0%
  Abercrombie & Fitch Co.(a)................................ 1,100       77,824
  AnnTaylor Stores Corp.(a).................................   500       19,719
  Applebee's International, Inc. ...........................   600       12,375
  Au Bon Pain Co., Inc., Class A(a).........................   600        4,050
  Bed Bath & Beyond(a)...................................... 2,900       98,962
  Best Buy, Inc.(a)......................................... 2,200      135,024
  BJ's Wholesale Club, Inc.(a).............................. 1,000       46,313
  Bob Evans Farms, Inc. ....................................   866       22,570
  Borders Group, Inc.(a).................................... 1,600       39,900
  Brinker International, Inc.(a)............................ 1,400       40,425
  CEC Entertainment, Inc.(a)................................   400       11,100
  CKE Restaurants, Inc. .................................... 1,100       32,381
  Claire's Stores, Inc. ....................................   900       18,450
  CompUSA, Inc.(a).......................................... 1,800       23,513
  Consolidated Products, Inc.(a)............................   500       10,313
  Cracker Barrel Old Country Store.......................... 1,250       29,141
  Dollar Tree Stores, Inc.(a)............................... 1,300       56,794
  Dress Barn, Inc.(a).......................................   500        7,594
  Enesco Group, Inc. .......................................   300        6,975
  Family Dollar Stores, Inc. ............................... 3,600       79,199
  Fastenal Co. .............................................   800       35,200
  Footstar, Inc.(a).........................................   500       12,500
  General Nutrition Co., Inc.(a)............................ 1,500       24,375
  Hannaford Brothers Co. ...................................   900       47,700
  Heilig-Meyers Co. ........................................ 1,200        8,025
  IHOP Corp. ...............................................   200        7,988
  Jones Apparel Group, Inc.(a).............................. 2,100       46,331
  Lands End, Inc.(a)........................................   600       16,163
  Lazare Kaplan International, Inc.(a)......................   900        6,300
  Men's Wearhouse, Inc.(a)..................................   700       22,225
  Michael's Stores, Inc.(a).................................   600       10,856
  Micro Warehouse, Inc.(a)..................................   700       23,669
  OfficeMax, Inc.(a)........................................ 2,500       30,313
  Outback Steakhouse, Inc.(a)............................... 1,000       39,875
  Payless Shoesource, Inc.(a)...............................   800       37,900
  Piccadilly Cafeterias, Inc. .............................. 2,600       27,300
  Pier 1 Imports, Inc. ..................................... 2,000       19,375

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Regis Corp. ..............................................   500  $    20,000
  Ross Stores, Inc. ........................................ 1,000       39,375
  Ruddick Corp. ............................................ 1,000       23,000
  Saks, Inc.(a)............................................. 3,000       94,687
  Sbarro, Inc. ............................................. 1,800       47,138
  Shopko Stores, Inc.(a)....................................   500       16,625
  Sports Authority, Inc.(a).................................   600        3,150
  Starbucks Corp.(a)........................................ 1,900      106,637
  Stein Mart, Inc.(a).......................................   900        6,272
  TCBY Enterprises, Inc. ................................... 1,300        9,100
  Tiffany & Co. ............................................   700       36,313
  Williams Sonoma, Inc.(a).................................. 1,200       48,375
  Zale Corp.(a).............................................   700       22,575
                                                                    -----------
                                                                      1,661,964
                                                                    -----------
 Shelter -- 2.7%
  American Standard Co.(a).................................. 1,500       53,905
  Bowater, Inc. ............................................ 1,000       41,438
  Calmat Co.(a).............................................   500       15,438
  Champion Enterprises, Inc.(a).............................   980       26,828
  Chesapeake Corp. ......................................... 1,500       55,312
  Clayton Homes, Inc. ...................................... 3,062       42,294
  Consolidated Papers, Inc. ................................ 2,200       60,499
  Continental Materials Corp.(a)............................ 1,000       36,500
  Florida Rock Industries ..................................   400       12,400
  Georgia Pacific Timber Corp. ............................. 1,900       45,244
  John Manville Corp. ...................................... 1,400       23,013
  Leggett & Platt, Inc. .................................... 4,100       90,199
  Lone Star Industries, Inc. ...............................   600       22,088
  MDC Holdings, Inc. .......................................   300        6,413
  Modine Manufacturing Co. .................................   600       21,750
  Oakwood Homes Corp. ...................................... 1,050       15,947
  Pentair, Inc. ............................................   800       31,850
  Rayonier, Inc. ...........................................   500       22,969
  Ryland Group, Inc. ....................................... 1,500       43,313
  Shaw Industry, Inc. ...................................... 2,500       60,624
  Skyline Corp. ............................................   200        6,500
  U S Home Corp.(a).........................................   300        9,975
  Winnebago Industries, Inc. ...............................   500        7,563
                                                                    -----------
                                                                        752,062
                                                                    -----------
 Technology -- 17.9%
  Acxiom Corp.(a)........................................... 1,500       46,500
  ADC Telecommunications, Inc.(a)........................... 2,800       97,300
  Altera Corp.(a)........................................... 2,100      127,837
  Amcast Industrial Corp. .................................. 1,000       19,125
  Analysts International Corp. .............................   500        9,625
  Anixter International, Inc.(a)............................ 1,600       32,500
  Arrow Electronics, Inc.(a)................................ 1,950       52,041

    Pegasus Funds
102

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Aspect Telecommunications Corp.(a)........................ 1,000  $    17,250
  ATMEL Corp.(a)............................................ 2,000       30,625
  Avid Technology, Inc.(a)..................................   500       11,688
  Avnet, Inc. ..............................................   800       48,400
  Banctec, Inc.(a).......................................... 1,131       14,208
  Boole & Babbage, Inc.(a)..................................   600       17,663
  Cadence Design Systems, Inc.(a)........................... 5,100      151,724
  Cambridge Technology Partners, Inc.(a).................... 1,200       26,550
  Carpenter Technology Corp. ............................... 1,200       40,725
  CDI Corp.(a)..............................................   400        8,075
  Cerner Corp.(a)...........................................   700       18,725
  CFW Communications Co. ................................... 1,900       44,413
  Ciber, Inc.(a)............................................ 1,100       30,731
  Citrix System, Inc.(a)....................................   900       87,356
  Communications Satellite Corp. ...........................   800       28,800
  Computer Task Group, Inc. ................................   400       10,850
  Compuware Corp.(a)........................................ 4,300      335,937
  Comverse Technology, Inc.(a)..............................   900       63,900
  Cordant Technology, Inc. .................................   700       26,250
  Dallas Semiconductor Corp. ...............................   600       24,450
  Dialogic Corp.(a).........................................   300        5,897
  Diebold, Inc. ............................................ 1,718       61,311
  Electronic Arts, Inc.(a).................................. 1,300       72,963
  Etec Systems, Inc.(a).....................................   400       16,000
  Fair Issac & Co., Inc. ...................................   300       13,856
  Fiserv, Inc.(a)........................................... 1,950      100,302
  Fore Systems, Inc.(a)..................................... 2,200       40,288
  Gencorp, Inc. ............................................ 1,049       26,159
  Gerber Scientific, Inc. .................................. 2,600       61,913
  Henry (Jack) & Associates.................................   400       19,900
  HNC Software, Inc.(a).....................................   500       20,219
  Hutchinson Technology, Inc.(a)............................   400       14,250
  Hyperion Solutions Corp.(a)...............................   580       10,440
  Informix Corp.(a)......................................... 3,400       33,575
  Intervoice, Inc.(a).......................................   300       10,350
  Intuit, Inc.(a)........................................... 1,300       94,250
  Keane, Inc.(a)............................................ 1,500       59,906
  Kronos, Inc.(a)........................................... 1,400       62,038
  Labarge, Inc.(a).......................................... 1,700        4,569
  Lexmark International(a).................................. 1,800      180,899
  Linear Technology Corp.(a)................................ 1,600      143,299
  Litton Industries, Inc.(a)................................ 1,000       65,250
  Macromedia, Inc.(a).......................................   800       26,950
  Marshall Industries Corp.(a)..............................   300        7,350
  Martin Marietta Materials, Inc. .......................... 1,200       74,625
  Mentor Graphics Corp. .................................... 1,300       11,050
  Mercury Interactive Corp.(a)..............................   400       25,300
  Microchip Technology, Inc.(a)............................. 1,100       40,700

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Micros Systems, Inc.(a)...................................   300   $    9,863
  National Computer System, Inc. ...........................   800       29,600
  National Data Corp. ......................................   700       34,081
  National Instruments Corp.(a).............................   700       23,888
  NCR Corp.(a).............................................. 2,100       87,675
  Networks Associates, Inc.(a).............................. 2,800      185,499
  Novellus Systems, Inc.(a).................................   700       34,650
  NTL, Inc.(a)..............................................   221       12,473
  Photronics, Inc.(a).......................................   500       11,984
  Platinum Software Corp.(a)................................   500        6,406
  Platinum Technology International, Inc.(a)................ 1,800       34,425
  Policy Management Systems Corp.(a)........................   800       40,400
  Progress Software Corp.(a)................................   400       13,500
  Qualcomm, Inc.(a)......................................... 1,500       77,719
  Quantum Corp.(a).......................................... 3,600       76,500
  Reynolds & Reynolds, Class A.............................. 3,200       73,400
  SCI Systems, Inc.(a)...................................... 1,300       75,075
  SEI Corp. ................................................   500       49,688
  Siebel Systems, Inc.(a)................................... 1,800       61,088
  Skytel Communications, Inc.(a)............................ 1,700       37,613
  Solectron Corp.(a)........................................ 2,900      269,518
  Sterling Commerce, Inc.(a)................................ 1,900       85,500
  Sterling Software, Inc. .................................. 2,000       54,125
  Storage Technology Corp.(a)............................... 2,660       94,596
  Sungard Data Systems, Inc.(a)............................. 2,200       87,313
  Symantec Corp.(a)......................................... 1,200       26,100
  Symbol Technologies, Inc. ................................ 1,300       83,119
  Synopsys, Inc.(a)......................................... 1,400       75,950
  Tech Data Corp.(a)........................................ 1,000       40,250
  Teradyne, Inc.(a)......................................... 1,800       76,275
  Tyler Corp.(a)............................................ 2,000       12,250
  Unitrode Corp.(a).........................................   600       10,500
  Vishay Intertechnology, Inc.(a)........................... 1,300       18,850
  Vitesse Semiconductor Corp.(a)............................ 1,500       68,438
  Western Wireless Corp., Class A(a)........................ 2,300       50,600
  Whittman-Hart, Inc.(a).................................... 1,100       30,388
  Xilinx, Inc.(a)........................................... 1,500       97,688
  Xircom, Inc.(a)...........................................   500       17,000
  Zebra Technologies Corp.(a)...............................   700       20,125
                                                                     ----------
                                                                      4,920,969
                                                                     ----------
  Transportation -- 2.2%
  Air Express International Corp. ..........................   850       18,488
  Airborne Freight Corp. ................................... 1,200       43,274
  Alaska Air Group, Inc.(a).................................   520       23,010
  Alexander & Baldwin, Inc. ................................ 1,100       25,575
  ASA Holdings, Inc. .......................................   600       18,300
  CNF Transportation, Inc. ................................. 1,000       37,563
  Comair Holdings, Inc. .................................... 1,400       47,249

    Pegasus Funds
104

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Expeditors International of Washington, Inc. .............   500  $    21,000
  GATX Corp. ............................................... 1,956       74,083
  Heartland Express, Inc.(a)................................   600       10,500
  Hunt (J. B.) Transport Services, Inc. ....................   700       16,100
  Kansas City Southern Industries........................... 2,300      113,130
  Kirby Corp.(a)............................................   400        7,975
  Landstar System, Inc.(a)..................................   200        8,150
  M S Carriers, Inc.(a).....................................   200        6,588
  Offshore Logistics, Inc.(a)...............................   500        5,938
  Overseas Shipholding Group, Inc. ......................... 1,400       22,488
  Skywest, Inc. ............................................   200        6,538
  US Freightways Corp. .....................................   500       14,563
  Werner Enterprise, Inc. ..................................   950       16,803
  Wisconsin Central Transportation Corp.(a)................. 1,000       17,188
  Xtra Corp. ............................................... 1,000       41,375
                                                                    -----------
                                                                        595,878
                                                                    -----------
 Utilities -- 9.8%
  Allegheny Energy, Inc. ................................... 3,100      106,949
  American Water Works, Inc. ............................... 1,700       57,375
  Calenergy, Inc.(a)........................................ 1,300       45,094
  Cellular Communications International(a)..................   373       25,364
  Century Telephone Enterprises............................. 2,250      151,874
  Cilcorp, Inc. ............................................   400       24,475
  Cincinnati Bell, Inc. .................................... 2,600       98,313
  CMS Energy Corp. ......................................... 2,400      116,249
  Conectiv, Inc. ........................................... 1,500       36,750
  Devon Energy Corp. .......................................   200        6,138
  DPL Corp. ................................................ 3,300       71,363
  El Paso Energy Corp. ..................................... 2,892      100,678
  Energy East Corp. ........................................ 1,700       96,050
  Florida Progress Corp. ................................... 2,400      107,549
  Idacorp, Inc. ............................................ 1,100       39,806
  Illinova Corp. ........................................... 1,900       47,500
  Indiana Energy, Inc. .....................................   666       16,400
  Interstate Energy Corp. ..................................   800       25,800
  Ipalco Enterprises, Inc. ................................. 1,350       74,841
  Kansas City Power & Light Co. ............................ 1,600       47,400
  Keyspan Energy Corp. ..................................... 2,444       75,764
  L G & E Energy Corp. ..................................... 1,670       47,282
  MCN Energy Group, Inc. ................................... 1,200       22,875
  MidAmerican Energy Holdings Co. .......................... 2,523       67,806
  Minnesota Power & Light Co. .............................. 1,000       44,000
  Montana Power Co. ........................................ 1,400       79,188
  National Fuel Gas Co. ....................................   960       43,380
  Nevada Power Co.(a)....................................... 1,300       33,800
  New England Electric System............................... 1,600       77,000
  New Jersey Resources Corp. ...............................   400       15,800
  Nipsco Industries, Inc. .................................. 3,200       97,400

                                                                Pegasus Funds

Pegasus Market Expansion Index Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                        Description                          Shares Market Value
                        -----------                          ------ ------------
  Northeast Utilities(a).................................... 2,700  $    43,200
  OGE Energy Corp. ......................................... 2,000       58,000
  Pinnacle West Capital Corp. .............................. 2,100       88,988
  Potomac Electric Power Co. ............................... 3,000       78,938
  Public Service Co. of New Mexico .........................   800       16,350
  Puget Sound Energy, Inc. ................................. 2,100       58,538
  Questar Corp. ............................................ 2,000       38,750
  SCANA Corp. .............................................. 2,700       87,075
  TECO Energy, Inc.(a)...................................... 3,300       93,019
  Telephone & Data Systems, Inc. ...........................   700       31,456
  TNP Enterprises, Inc. ....................................   300       11,381
  UtiliCorp United, Inc. ................................... 1,100       40,356
  Washington Gas Light Co.(a)...............................   900       24,413
  Wicor, Inc. .............................................. 2,000       43,625
  Wisconsin Energy Corp. ................................... 2,800       88,025
                                                                    -----------
                                                                      2,702,377
                                                                    -----------
 Water Utility -- 0.2%
  Consumers Water Co. ...................................... 1,100       34,581
  United Water Resources, Inc. .............................   800       19,150
                                                                    -----------
                                                                         53,731
                                                                    -----------
 Wholesale Distribution -- 0.1%
  Microage, Inc.(a).........................................   200        3,075
  VWR Corp.(a).............................................. 1,600       27,800
                                                                    -----------
                                                                         30,875
                                                                    -----------
TOTAL COMMON STOCKS.........................................         27,514,226
                                                                    -----------
TOTAL.......................................................        $27,514,226
                                                                    ===========
 (Cost $18,540,428) -- 100.0%

Percentages indicated are based on net assets of $27,514,159.
(a) Non-income producing security.

    Pegasus Funds
106

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
COMMON STOCKS -- 95.5%
 ARGENTINA -- 1.6%
  Banking & Finance -- 0.2%
   Banco De Galicia Bue, Class B.................     198,547      $   874,395
   Banco Frances Rio Pl..........................      51,945          369,142
                                                                   -----------
                                                                     1,243,537
                                                                   -----------
  Beverages & Tobacco -- 0.0%
   Buenos Aires Embottelladora SA, Class B.......         150                2
  Construction -- 0.1%
   Astra Cia Argentin............................     290,820          343,477
  Energy -- 0.0%
   Comercial Del Plata(a)........................     116,786           82,408
  Metals & Mining -- 0.1%
   Siderar SA, Class A...........................      18,216           48,316
   Siderca SA....................................     488,521          557,417
                                                                   -----------
                                                                       605,733
                                                                   -----------
  Oil & Gas Exploration, Production & Services --
    0.8%
   Perez Companc SA..............................     299,760        1,269,130
   YPF Sociedad Anonima..........................     127,300        3,561,246
                                                                   -----------
                                                                     4,830,376
                                                                   -----------
  Telecommunications -- 0.4%
   Telefonica de Argentina SA, Class B(a)........     965,600        2,754,445
                                                                   -----------
                                                                     9,859,978
                                                                   -----------
 AUSTRALIA -- 1.2%
  Banking -- 0.4%
   National Australia Bank Ltd. .................      99,035        1,494,304
   Westpac Banking Corp., Ltd. ..................     130,510          874,142
                                                                   -----------
                                                                     2,368,446
                                                                   -----------
  Beverages & Tobacco -- 0.0%
   Coca-Cola Amatil Ltd..........................      24,929           92,966
  Brewery -- 0.0%
   Foster's Brewing Group Ltd....................      71,247          193,154
  Broadcasting & Publishing -- 0.1%
   News Corp., Ltd...............................     120,521          796,887
  Building Products -- 0.1%
   Boral Ltd. ...................................      70,041           99,668
   CSR Ltd. .....................................      50,166          122,772
   Pioneer International Ltd.....................      60,480          127,981
                                                                   -----------
                                                                       350,421
                                                                   -----------
  Chemicals -- 0.0%
   Orica Ltd.....................................      18,853           98,176
  Containers & Packaging -- 0.0%
   Amcor Ltd.....................................      50,613          216,470

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO iNVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Diversified -- 0.0%
   Southcorp Holdings Ltd.........................      24,807      $    79,197
  Food Products & Services -- 0.0%
   Goodman Fielder Ltd............................      55,433           56,101
  Manufacturing-Capital Goods -- 0.0%
   Pacific Dunlop Ltd. ...........................      92,967          150,539
  Metals -- 0.1%
   MIM Holdings Ltd...............................     109,423           48,323
   Rio Tinto Ltd..................................      35,868          425,810
                                                                    -----------
                                                                        474,133
                                                                    -----------
  Metals & Mining -- 0.2%
   Broken Hill Proprietary Co., Ltd. .............     122,421          902,484
   North Ltd......................................      18,300           29,857
   Santos Ltd.....................................      82,465          221,544
   WMC Ltd........................................      81,722          246,615
                                                                    -----------
                                                                      1,400,500
                                                                    -----------
  Real Estate -- 0.1%
   General Property Trust.........................      56,140          105,024
   Lend Lease Corp................................      19,322          260,729
   Westfield Trust................................      27,622           60,992
                                                                    -----------
                                                                        426,745
                                                                    -----------
  Retail--Stores/Catalog -- 0.1%
   Coles Myer Ltd.................................      46,811          245,488
   Woolworth Ltd..................................      22,733           77,470
                                                                    -----------
                                                                        322,958
                                                                    -----------
  Services -- 0.1%
   Brambles Industries Ltd........................      13,527          329,803
                                                                    -----------
                                                                      7,356,496
                                                                    -----------
 BELGIUM -- 4.4%
  Banking -- 0.5%
   Kredietbank NV.................................      41,700        3,301,745
  Chemicals -- 0.4%
   Solvay SA......................................      28,640        2,159,292
  Construction -- 0.0%
   Glaverbel Mecansa..............................       1,500          198,674
  Electric Utility -- 0.7%
   Tractebel Investment Capital...................      22,375        4,344,376
  Industrial Holding Company -- 0.4%
   Groupe Bruxelles Lambert SA....................      11,265        2,295,450
  Insurance -- 0.8%
   Fortis AG(a)...................................      13,048        4,728,809

    Pegasus Funds
108

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Merchandising -- 0.1%
   Bekaert SA....................................         930      $   462,932
   Delhaize-Le Lion SA...........................       1,800          159,289
                                                                   -----------
                                                                       622,221
                                                                   -----------
  Metals & Mining -- 0.0%
   Union Miniere Group...........................       7,710          293,563
  Oil & Gas Exploration, Production & Services --
    0.4%
   PetroFina SA(a)...............................       5,709        2,617,455
  Telecommunications--Services and Equipment --
    1.1%
   Electrabel SA.................................      14,667        6,446,986
                                                                   -----------
                                                                    27,008,571
                                                                   -----------
 BRAZIL -- 1.6%
  Electric Utility -- 0.2%
   Centrais Electricas Brasileiras ADR...........      77,000          739,284
   Centrais Geradoras do Sul do Brasil ADR(a)....       7,700           47,799
   Companhia Energetica de Minas Gerais ADR......      30,349          577,742
                                                                   -----------
                                                                     1,364,825
                                                                   -----------
  Financial Services -- 0.2%
   Unibanco Holdings GDR.........................      82,000        1,183,875
  Food Products & Services -- 0.1%
   Pao De Acucar GDR.............................      20,000          310,000
  Industrial Holding Company -- 0.0%
   Aracruz Celulose ADR..........................      19,500          156,000
  Metals & Mining -- 0.0%
   Compania Vale do Rio Doce ADR.................      21,000          269,409
  Oil & Gas Exploration, Production & Services --
    0.1%
   Petroleo Brasileiras ADR......................      56,000          634,995
  Paper Products -- 0.0%
   Klabin Fabricadora ADR........................       8,000           15,230
  Steel -- 0.0%
   Sider Nacional ADR............................       6,000          135,000
  Telecommunications--Services and Equipment --
    1.0%
   Globo Cabo SA ADR(a)..........................      28,000           63,000
   Telecomunicacoes Brasileiras SA(a)............      77,000        5,596,937
                                                                   -----------
                                                                     5,659,937
                                                                   -----------
                                                                     9,729,271
                                                                   -----------
 CHILE -- 0.4%
  Airlines -- 0.0%
   Lan Chile Sponsored ADR.......................      10,000           47,500
  Electric Utility -- 0.0%
   Gener SA ADR..................................      10,000          160,000
  Financial Services -- 0.0%
   Banco Santander ADR...........................      14,000          204,750

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                               Shares or
                            Principal Amount Market Value
                            ---------------- ------------
  Gas & Electric Utility --
    0.2%
   Enersis SA ADR..........      45,000      $ 1,161,563
  Telecommunications --
    0.2%
   Telecomunicaciones de
    Chile SA ADR...........      50,000        1,034,375
                                             -----------
                                               2,608,188
                                             -----------
 DENMARK -- 3.0%
  Banking & Finance -- 0.5%
   Danske Bank.............      16,750        2,250,231
   Unidanmark A/S, Class A.      11,735        1,060,223
                                             -----------
                                               3,310,454
                                             -----------
  Beverages & Tobacco --
    0.1%
   Carlsberg A/S, Class B..      13,905          804,017
  Commercial Services --
    0.1%
   ISS International
    Service System A/S,
    Class B................       8,042          523,131
   Sophus Berendsen, Class
    B......................       6,927          240,538
                                             -----------
                                                 763,669
                                             -----------
  Environmental Services --
    0.2%
   Ratin A/S, Class B......       6,927        1,469,350
  Food Products &
   Services -- 0.2%
   Danisco A/S.............      17,858          968,051
  Pharmaceuticals -- 0.4%
   Novo Nordisk A/S, Class
    B......................      19,932        2,630,731
  Telecommunications --
    0.8%
   Tele Danmark A/S, Class
    B......................      33,385        4,505,995
  Transportation &
   Shipping -- 0.7%
   D/S 1912, Class B.......         270        1,887,861
   D/S Svendborg A/S, Class
    B......................         200        2,026,916
                                             -----------
                                               3,914,777
                                             -----------
                                              18,367,044
                                             -----------
 FINLAND -- 8.3%
  Banking & Finance -- 0.4%
   Merita Ltd., Class A....     396,000        2,518,364
  Construction -- 0.0%
   Metra AB, Class B.......      17,116          297,476
  Consumer Goods &
   Services -- 0.0%
   Amer Group, Class A.....      11,000          114,491
  Food Products &
   Service -- 0.1%
   Cultor Oyj, Series 2....      81,000          831,871
  Forest Products -- 0.8%
   Rauma OY................       8,661          126,581
   UPM-Kymmene Corp........     168,500        4,725,585
                                             -----------
                                               4,852,166
                                             -----------

    Pegasus Funds
110

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Insurance -- 0.4%
   Pohjola Insurance Group, Class B...............      22,900      $ 1,257,325
   Sampo Insurance Co.............................      36,400        1,391,073
                                                                    -----------
                                                                      2,648,398
                                                                    -----------
  Machinery & Equipment -- 0.1%
   Kone Corp., Class B............................       5,400          629,235
  Metals -- 0.1%
   Outokumpo OY, Class A..........................      59,800          552,732
  Retail -- 0.2%
   Kesko..........................................      62,000          930,620
   Stockmann Oyj, Class A.........................      15,000          370,609
   Stockmann Oyj, Class B.........................       2,500           47,203
                                                                    -----------
                                                                      1,348,432
                                                                    -----------
  Telecommunications -- 6.2%
   Nokia Oyj, Class A.............................     204,000       24,979,814
   Nokia Oyj, Class K.............................      86,100       10,542,952
   Sonera Group Oyj(a)............................     100,000        1,777,501
                                                                    -----------
                                                                     37,300,267
                                                                    -----------
                                                                     51,093,432
                                                                    -----------
 FRANCE -- 7.1%
  Automotive -- 0.2%
   PSA Peugeot....................................       5,723          886,214
   Valeo SA.......................................       3,515          277,122
                                                                    -----------
                                                                      1,163,336
                                                                    -----------
  Banking -- 0.6%
   Banque Nationale de Paris......................      16,851        1,388,260
   Paribas........................................      10,218          888,449
   Societe Generale...............................       9,075        1,470,259
                                                                    -----------
                                                                      3,746,968
                                                                    -----------
  Banking & Finance -- 0.0%
   Dexia France...................................       1,540          237,368
  Beverages & Tobacco -- 0.2%
   LVMH (Moet Hennessy Louis Vuitton).............       5,822        1,152,726
   Pernod Ricard(a)...............................       3,864          251,097
                                                                    -----------
                                                                      1,403,823
                                                                    -----------
  Broadcasting/Cable -- 0.1%
   Canal Plus.....................................       1,584          432,438
  Building Products -- 0.1%
   Imetal SA......................................       1,100          110,276
   Lafarge SA.....................................       6,520          619,784
                                                                    -----------
                                                                        730,060
                                                                    -----------

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Business Service -- 0.5%
   Compagnie Generale des Eaux...................      11,339      $ 2,943,346
  Chemicals -- 0.4%
   L'Air Liquide(a)..............................       5,623        1,031,788
   L'Air Liquide, Registered(a)..................       1,244          228,267
   Rhone-Poulenc SA..............................      22,927        1,180,415
                                                                   -----------
                                                                     2,440,470
                                                                   -----------
  Defense -- 0.0%
   Thomson CSF...................................       6,965          299,248
  Electrical & Electronic -- 0.5%
   Alcatel Alsthom...............................      14,706        1,800,732
   Legrand SA(a).................................       1,950          516,997
   Schneider SA..................................       8,816          535,020
                                                                   -----------
                                                                     2,852,749
                                                                   -----------
  Energy -- 0.6%
   Elf Aquitane SA...............................      16,072        1,858,664
   Total SA, Class B.............................      19,129        1,938,239
                                                                   -----------
                                                                     3,796,903
                                                                   -----------
  Food & Household Products -- 0.0%
   Eridania Beghin-Say SA........................       1,611          278,882
  Food Products & Services -- 0.4%
   Groupe Danone.................................       7,913        2,266,521
  Health & Personal Care -- 0.6%
   L'OREAL.......................................       3,828        2,768,547
   Sanofi SA.....................................       6,945        1,143,822
                                                                   -----------
                                                                     3,912,369
                                                                   -----------
  Industrial Goods & Services -- 0.1%
   Michelin, Class B, Registered.................      18,085          723,593
  Industr International Equityial Holding
   Company -- 0.3%
   Lyonnaise des Eaux SA.........................       9,904        2,035,406
  Insurance -- 0.6%
   AXA SA........................................      25,512        3,699,372
  Leisure -- 0.2%
   Accor SA......................................       6,191        1,341,049
  Merchandising -- 0.7%
   Carrefour SA..................................       2,579        1,947,868
   Pinault-Printemps-Redo SA.....................       6,250        1,194,950
   Promodes......................................       1,133          824,294
                                                                   -----------
                                                                     3,967,112
                                                                   -----------
  Metals (Non-ferrous) -- 0.0%
   Usinor........................................      26,950          299,364
  Office Equipment & Services -- 0.0%
   BIC(a)........................................       4,200          233,082

    Pegasus Funds
112

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Oil & Gas -- 0.2%
   Compagnie de Saint Gobain.....................       6,784      $   958,211
  Telecommunications-Services and Equipment --
    0.8%
   France Telecom................................      53,475        4,250,423
                                                                   -----------
                                                                    44,012,093
                                                                   -----------
 GERMANY -- 7.4%
  Airlines -- 0.1%
   Lufthansa AG..................................      34,070          755,850
  Automotive -- 0.9%
   Daimler Chrysler(a)...........................      34,148        3,393,223
   Volkswagen AG Ord Npv.........................      29,680        2,402,165
                                                                   -----------
                                                                     5,795,388
                                                                   -----------
  Banking -- 1.1%
   Bayer AG......................................      49,770        2,090,280
   Bayerische Vereinsbank AG.....................      19,240        1,522,543
   Deutsche Bank AG..............................      34,500        2,035,792
   Dresdner Bank AG..............................      30,190        1,265,225
                                                                   -----------
                                                                     6,913,840
                                                                   -----------
  Business Service -- 0.3%
   SAP AG........................................       4,850        2,096,637
  Chemicals -- 0.2%
   BASF AG.......................................      36,560        1,394,989
  Conglomerates -- 1.1%
   Metro AG......................................      27,709        2,179,423
   Preussag AG(a)................................       2,594        1,179,003
   VEBA AG.......................................      32,400        1,920,044
   Viag AG.......................................       2,023        1,196,413
                                                                   -----------
                                                                     6,474,883
                                                                   -----------
  Construction -- 0.1%
   Hochtief AG...................................      11,470          451,080
  Cosmetics/Personal Care -- 0.1%
   Beiersdorf AG, Series ABC.....................       6,200          426,232
  Electrical & Electronic -- 0.4%
   Siemens AG....................................      35,990        2,366,165
  Engineering -- 0.5%
   Mannesmann AG.................................      28,260        3,270,511
  Health Care -- 0.1%
   Schering AG...................................       5,640          709,434
  Insurance -- 1.5%
   Allianz AG....................................      15,436        5,746,133
   Muenchener Rueckversicherungs Gesellschaft AG,
    Registered Shares(a).........................       6,690        3,273,654
                                                                   -----------
                                                                     9,019,787
                                                                   -----------
  Machinery & Equipment -- 0.1%
   Linde AG......................................         556          337,167

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Metals & Mining -- 0.1%
   Thyssen AG(a)..................................       2,466      $   466,394
  Telecommunications -- 0.8%
   Deutsche Telekom AG............................     120,250        3,952,923
   RWE AG.........................................      18,460        1,019,691
                                                                    -----------
                                                                      4,972,614
                                                                    -----------
                                                                     45,450,971
                                                                    -----------
 HONG KONG -- 1.2%
  Banking & Finance -- 0.2%
   Hang Seng Bank.................................     100,800          901,042
   Wing Lung Bank.................................      68,540          237,992
                                                                    -----------
                                                                      1,139,034
                                                                    -----------
  Conglomerates -- 0.1%
   Swire Pacific Ltd., Class A....................      90,500          405,362
  Diversified -- 0.0%
   Wharf (Holdings)...............................     101,000          147,321
  Electric Utility -- 0.0%
   Hong Kong Electric.............................      20,000           60,668
  Gas Utility -- 0.1%
   Hong Kong & China Gas..........................     285,035          362,409
  Industrial Holding Company -- 0.2%
   Hutchison Whampoa Ltd. ........................     191,000        1,349,842
  Investment Company -- 0.1%
   CLP Holdings...................................      96,700          481,813
  Real Estate -- 0.3%
   Cheung Kong (Holdings).........................     129,000          928,324
   Hysan Development..............................      60,715           90,520
   New World Development Co.......................      85,907          216,236
   Sun Hung Kai Properties Ltd. ..................     130,700          953,212
                                                                    -----------
                                                                      2,188,292
                                                                    -----------
  Telecommunications -- 0.2%
   Hong Kong Telecommunications Ltd. .............     587,896        1,028,265
                                                                    -----------
                                                                      7,163,006
                                                                    -----------
 IRELAND -- 4.8%
  Banking -- 2.1%
   Allied Irish Banks(a)..........................     471,401        8,455,365
   Bank Of Ireland (Dublin Listing)...............     191,569        4,270,145
                                                                    -----------
                                                                     12,725,510
                                                                    -----------
  Construction -- 1.2%
   CRH(a).........................................     413,270        7,147,729

    Pegasus Funds
114

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Food Products & Services -- 0.5%
   Greencore Group(a)............................      237,209     $ 1,096,400
   Kerry Group, Class A(a).......................      162,538       2,217,442
                                                                   -----------
                                                                     3,313,842
                                                                   -----------
  Industrial Goods & Services -- 0.3%
   Smufit (Jefferson) Group(a)...................    1,121,051       2,022,493
  Insurance -- 0.5%
   Irish Life(a).................................      336,023       3,166,375
  Media -- 0.2%
   Independent Newspapers PLC(a).................      276,452       1,112,909
                                                                   -----------
                                                                    29,488,858
                                                                   -----------
 ITALY -- 2.2%
  Banking -- 0.5%
   Banca Commerciale Italiana....................       80,000         553,099
   Credito Italiano SpA..........................      222,000       1,318,758
   Instituto Bancario San Paolo di Torino........       79,420       1,406,437
                                                                   -----------
                                                                     3,278,294
                                                                   -----------
  Broadcasting & Publishing -- 0.2%
   Mediaset SpA..................................      177,000       1,438,420
  Insurance -- 0.5%
   Assicurazioni Generali........................       58,000       2,427,084
   Istituto Nazionale delle Assicurazioni........      200,000         529,446
                                                                   -----------
                                                                     2,956,530
                                                                   -----------
  Oil & Gas -- 0.2%
   Ente Nazionale Idrocarburi SpA (ENI)..........      166,000       1,087,275
  Real Estate -- 0.0%
   Unione Immobiliare(a).........................      200,000         104,555
  Telecommunications -- 0.8%
   Telecom Italia Mobile SpA di Risp (Non-
    convertible).................................      300,000       2,219,672
   Telecom Italia SpA............................      270,000       2,308,822
                                                                   -----------
                                                                     4,528,494
                                                                   -----------
                                                                    13,393,568
                                                                   -----------
 JAPAN -- 12.1%
  Airlines -- 0.0%
   Japan Airlines(a).............................      110,000         290,612
  Appliances & Household Products -- 1.5%
   Matsushita Electric Industrial Co., Ltd. .....      217,000       3,845,709
   Sanyo Electric Co. ...........................      154,000         477,851
   Sharp Corp. ..................................       63,000         569,139
   Sony Corp. ...................................       51,500       3,757,604
                                                                   -----------
                                                                     8,650,303
                                                                   -----------

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Automotive -- 1.3%
   Honda Motor Co., Ltd. .........................      74,000      $ 2,433,938
   Toyota Motor Corp. ............................     186,000        5,062,386
                                                                    -----------
                                                                      7,496,324
                                                                    -----------
  Banking -- 1.0%
   Asahi Bank Ltd. ...............................     114,000          418,417
   Bank of Tokyo -- Mitsubishi....................     156,000        1,618,133
   Dai-Ichi Kangyo Bank...........................     155,000          827,241
   Fuji Bank Ltd. ................................     144,000          531,080
   Industrial Bank of Japan.......................     106,000          489,607
   Sakura Bank Ltd. ..............................     127,000          291,613
   Sumitomo Bank..................................     150,000        1,542,600
   Tokai Bank.....................................      97,000          459,216
                                                                    -----------
                                                                      6,177,907
                                                                    -----------
  Basic Industry -- 0.0%
   Sekisui Chemical Co., Ltd. ....................      40,000          269,512
  Building Products -- 0.1%
   Tostem Corp. ..................................      19,000          377,316
  Chemicals -- 1.0%
   Asahi Chemical Industry Co., Ltd. .............     140,000          668,992
   Dainippon Ink & Chemicals, Inc. ...............      82,000          224,634
   Shin-Etsu Chemical Co. ........................      32,000          771,654
   Sumitomo Chemical Co. .........................     135,000          526,612
   Takeda Chemical Industries.....................      90,000        3,470,849
   Toray Industries, Inc. ........................     147,000          768,906
                                                                    -----------
                                                                      6,431,647
                                                                    -----------
  Construction -- 0.4%
   Daiwa House Industry Co., Ltd. ................      60,000          639,913
   Sekisui House Ltd. ............................     157,000        1,663,303
                                                                    -----------
                                                                      2,303,216
                                                                    -----------
  Consumer Goods & Services -- 0.1%
   Toto Ltd. .....................................      40,000          321,641
  Data Processing & Reproduction -- 0.5%
   Fujitsu Ltd. ..................................     178,000        2,374,983
   Ricoh..........................................      75,000          692,840
                                                                    -----------
                                                                      3,067,823
                                                                    -----------
  Distribution -- 0.1%
   Itochu Corp. ..................................     167,000          322,758
  Electrical & Electronic -- 0.3%
   Kyocera Corp. .................................      17,000          899,762
   Mitsubishi Electric Corp. .....................     125,000          393,407
   Omron Corp. ...................................      36,000          494,057
                                                                    -----------
                                                                      1,787,226
                                                                    -----------

    Pegasus Funds
116

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                       Shares or
                                                    Principal Amount Market Value
                                                    ---------------- ------------
  Electronic Components/Instruments -- 0.3%
   Fanuc Co., Ltd. ................................      15,000      $   514,643
   Hitachi Ltd. ...................................     233,000        1,445,966
                                                                     -----------
                                                                       1,960,609
                                                                     -----------
  Energy -- 0.1%
   Nippon Oil Co. .................................     120,000          419,162
  Engineering -- 0.0%
   Obayashi Corp. .................................      35,000          168,179
  Financial Services -- 0.4%
   Daiwa Securities Co., Ltd. .....................     149,000          509,891
   Mitsubishi Trust & Banking Co. .................      50,000          322,261
   Nomura Securities Co. ..........................     127,000        1,109,032
   Orix Corp. .....................................       7,000          523,775
                                                                     -----------
                                                                       2,464,959
                                                                     -----------
  Food & Household Products -- 0.1%
   Ajinomoto Co., Inc. ............................      74,000          787,258
  Gas & Electric Utility -- 0.8%
   Kansai Electric Power Co., Inc. ................      59,100        1,296,781
   Osaka Gas Co. ..................................     271,000          934,594
   Tokyo Electric Power............................     102,300        2,530,368
   Tokyo Gas Co., Ltd. ............................     137,000          360,729
                                                                     -----------
                                                                       5,122,472
                                                                     -----------
  Health & Personal Care -- 0.2%
   Sankyo Co., Ltd. ...............................      58,000        1,270,074
  Industrial Goods & Services -- 0.3%
   Bridgestone Corp. ..............................      78,000        1,773,723
   Denso Corp. ....................................      20,000          370,579
                                                                     -----------
                                                                       2,144,302
                                                                     -----------
  Machinery & Equipment -- 0.4%
   Komatsu Ltd. ...................................      70,000          368,008
   Kubota Corp. ...................................     136,000          406,324
   Mitsubishi Heavy Industries, Ltd. ..............     247,000          963,503
   Sumitomo Heavy Industries, Ltd. ................      83,000          173,658
   Tokyo Electron Ltd. ............................      10,000          380,331
                                                                     -----------
                                                                       2,291,824
                                                                     -----------
  Manufacturing -- Consumer Goods -- 0.5%
   Canon, Inc. ....................................      69,000        1,477,305
   Fuji Photo Film Co., Ltd. ......................      36,000        1,340,466
                                                                     -----------
                                                                       2,817,771
                                                                     -----------

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Merchandising -- 0.8%
   ITO-Yokado Co., Ltd. ..........................      38,000      $ 2,661,428
   Seven-Eleven Japan Ltd.........................      28,000        2,258,933
                                                                    -----------
                                                                      4,920,361
                                                                    -----------
  Office Equipment & Services -- 0.2%
   Dai Nippon Printing Co., Ltd. .................      74,000        1,182,199
                                                                    -----------
  Packaging -- 0.0%
   Toyo Seikan Kaisha.............................      15,000          255,061
                                                                    -----------
  Pharmaceuticals -- 0.3%
   Dai-Ichi Pharmaceuticals.......................     117,000        1,980,139
                                                                    -----------
  Real Estate -- 0.2%
   Mitsubishi Estate Co...........................     153,000        1,374,057
                                                                    -----------
  Retail -- 0.1%
   Mycal Corp. ...................................      78,000          466,078
                                                                    -----------
  Steel -- 0.1%
   Nippon Steel Co................................     341,000          619,743
   Sumitomo Metal Industries......................     262,000          299,637
                                                                    -----------
                                                                        919,380
                                                                    -----------
  Telecommunications -- 0.7%
   Nippon Telegraph & Telephone Corp. ............         594        4,592,053
                                                                    -----------
  Transportation & Shipping -- 0.0%
   East Japan Railway Co..........................          38          212,577
                                                                    -----------
  Transportation -- Road & Railroad -- 0.1%
   Hankyu Corp....................................      89,000          391,359
   Tokyu Corp.....................................     148,000          389,693
                                                                    -----------
                                                                        781,052
                                                                    -----------
  Wholesale & International Trade -- 0.2%
   Marubeni Corp. ................................     208,000          357,741
   Mitsubishi Corp................................      78,000          449,482
   Sumitomo Corp..................................      74,000          360,826
                                                                    -----------
                                                                      1,168,049
                                                                    -----------
                                                                     74,793,901
                                                                    -----------
 MEXICO -- 3.6%
  Beverages & Tobacco -- 0.4%
   Fomento Econonico Mexicano SA de CV ADR........      33,420          889,808
   Grupo Modelo SA, Series C......................     872,800        1,800,368
                                                                    -----------
                                                                      2,690,176
                                                                    -----------
  Building Products -- 0.2%
   Apasco SA de CV................................      79,900          283,173
   Cemex SA de CV, Series A.......................     383,937          838,552
   Cemex SA de CV, Series CPO.....................     191,768          410,112
                                                                    -----------
                                                                      1,531,837
                                                                    -----------

    Pegasus Funds
118

Pegasus International Equity Funds

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Diversified -- 0.6%
   ALFA SA de CV, Class A........................      259,601     $   732,364
   Desc SA de CV, Series B.......................    1,545,500       1,297,070
   Grupo Carso SA de CV, Series A-1..............      428,900       1,457,176
                                                                   -----------
                                                                     3,486,610
                                                                   -----------
  Financial Services -- 0.2%
   Grupo Financiero Banamex Accival SA de CV,
    Class B (a)..................................      384,000         503,991
   Grupo Financiero Bancomer.....................    2,756,800         590,959
   Grupo Financiero Inbursa SA de CV, Class B
    (a)..........................................      109,017         125,665
                                                                   -----------
                                                                     1,220,615
                                                                   -----------
  Food & Household Products -- 0.3%
   Kimberly-Clark de Mexico SA de CV, Class A....      584,500       1,846,932
  Food Products & Services -- 0.1%
   Empresas La Moderna SA de CV (a)..............      153,500         906,437
  Industrial Goods & Services -- 0.2%
   Grupo Industrial Bimbo SA de CV, Series A.....      583,777       1,028,280
  Merchandising -- 0.3%
   Cifra SA de CV, Series V (a)..................    1,284,860       1,559,027
  Metals & Mining -- 0.2%
   Grupo Mexico SA, Series B.....................      203,300         478,972
   Industrias Penoles SA, Series CP (a)..........      164,000         490,853
                                                                   -----------
                                                                       969,825
                                                                   -----------
  Telecommunications -- 1.1%
   Grupo Televisa SA, Series CPO (a).............      125,200       1,562,197
   Telefonos de Mexico SA, Series L..............    2,340,300       5,667,527
                                                                   -----------
                                                                     7,229,724
                                                                   -----------
                                                                    22,469,463
                                                                   -----------
 NETHERLANDS -- 5.2%
  Airlines -- 0.0%
   KLM...........................................       10,016         303,149
  Appliances & Household Products -- 0.3%
   Philips Electronics NV........................       26,861       1,803,456
  Banking -- 0.4%
   ABN Amro Holding NV...........................      113,128       2,381,113
  Beverages & Tobacco -- 0.2%
   Heineken NV...................................       19,881       1,197,097
  Broadcasting & Publishing -- 0.2%
   Elsevier NV...................................       74,349       1,041,942
  Chemicals -- 0.3%
   Akzo Nobel NV.................................       34,968       1,593,124
  Construction -- 0.0%
   Hollandsche Benton............................       10,000         123,623
  Distribution -- 0.0%
   Buhrmann NV (Post Cons).......................        5,964         106,780

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Energy -- 1.4%
   Royal Dutch Petroleum..........................     147,364      $ 7,342,024
   Royal Dutch Petroleum, NY Registered Shares....      16,800          804,300
                                                                    -----------
                                                                      8,146,324
                                                                    -----------
  Financial Services -- 0.7%
   ING Groep NV...................................      71,276        4,348,721
  Food Products & Services -- 1.0%
   Ahold (Kon) NV.................................      38,006        1,405,479
   Unilever NV CVA................................      57,108        4,884,103
                                                                    -----------
                                                                      6,289,582
                                                                    -----------
  Office Equipment & Services -- 0.0%
   Oce............................................       6,000          215,808
  Printing & Publishing -- 0.2%
   Wolters Kluwer CVA.............................       5,473        1,171,786
  Services -- 0.2%
   TNT Post Groep NV..............................      39,598        1,276,561
  Steel -- 0.0%
   Kon Hoogovens NV CVA...........................       3,715          102,938
  Telecommunications-Services and Equipment --
    0.3%
   Koninklijke KPN................................      39,598        1,983,416
                                                                    -----------
                                                                     32,085,420
                                                                    -----------
 NORWAY -- 1.7%
  Banking -- 0.1%
   Christiania Bank og Kreditkasse................      70,000          242,559
   Den Norske Bank................................     155,000          535,061
                                                                    -----------
                                                                        777,620
                                                                    -----------
  Electronic Components/Instruments -- 0.1%
   Merkantildata..................................      70,000          689,088
  Forest Products -- 0.1%
   Norske Skogsindustrier, Class A................      23,300          678,929
  Insurance -- 0.2%
   Storebrand ASA(a)..............................     159,650        1,204,903
  Manufacturing-Consumer Goods -- 0.3%
   Orkla ASA, Series A............................     113,028        1,683,827
  Medical Equipment & Supplies -- 0.0%
   Hafslund, Class A..............................      29,997          188,988
  Oil & Gas -- 0.1%
   Petroleum Geo-Services ASA(a)..................      46,824          596,150
  Oil & Gas Exploration, Production & Services --
    0.5%
   Aker ASA, Class B..............................      16,100          169,056
   Norsk Hydro ASA................................      69,670        2,350,144
   Smedvig, Class A...............................      30,000          252,009
   Transocean Offshore............................       4,000           99,754
                                                                    -----------
                                                                      2,870,963
                                                                    -----------

    Pegasus Funds
120

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Pharmaceuticals -- 0.2%
   Nycomed Amersham PLC, Class B..................      220,125     $ 1,531,302
  Transportation & Shipping -- 0.1%
   Bergesen Dy As, Class A........................       21,050         251,425
   Leif Hoegh & Co. ASA...........................       18,447         215,492
                                                                    -----------
                                                                        466,917
                                                                    -----------
                                                                     10,688,687
                                                                    -----------
 SINGAPORE -- 2.0%
  Airlines -- 0.3%
   Singapore Airlines (Alien Market)..............      279,000       2,046,053
  Automotive -- 0.1%
   Cycle & Carriage...............................      102,000         349,282
  Banking -- 0.7%
   Development Bank Singapore (Alien Market)(a)...      116,725       1,054,090
   Overseas -- Chinese Banking Corp., Ltd. .......      232,585       1,578,800
   United Overseas Bank (Alien Market)............      264,404       1,698,639
                                                                    -----------
                                                                      4,331,529
                                                                    -----------
  Beverages & Tobacco -- 0.0%
   Fraser & Neave.................................       87,400         255,321
  Diversified -- 0.2%
   Keppel Corp....................................      350,750         939,609
  Electrical & Electronic -- 0.0%
   Elec & Eltek International Co., Ltd............       40,000         216,000
  Electrical Equipment -- 0.0%
   Creative Technology Ltd.(a)....................       15,000         211,824
  Electronic Components/Instruments -- 0.1%
   Venture Manufacturing..........................      150,000         572,742
  Real Estate -- 0.3%
   City Developments Ltd..........................      190,600         825,955
   DBS Land Ltd...................................      468,000         689,254
   Keppel Land Ltd................................      114,000         123,676
                                                                    -----------
                                                                      1,638,885
                                                                    -----------
  Telecommunications -- 0.3%
   Singapore Telecommunications Ltd...............    1,098,000       1,676,989
  Telecommunications--Services and Equipment --
    0.0%
   Mmi Holdings Ltd.(a)...........................      200,000         126,064
                                                                    -----------
                                                                     12,364,298
                                                                    -----------
 SPAIN -- 6.7%
  Automotive -- 0.1%
   Autopistas Cesa................................       55,451         923,588

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Banking -- 2.2%
   Banco Bilbao Vizcaya..........................     370,530      $ 5,818,487
   Banco Central Hispanoamericano SA.............     204,753        2,434,933
   Banco Santander SA(a).........................     171,654        3,416,330
   Corporacion Bancaria de Espana SA(a)..........      88,532        2,296,225
                                                                   -----------
                                                                    13,965,975
                                                                   -----------
  Beverages & Tobacco -- 0.2%
   Tabacalera SA(a)..............................      37,445          946,093
  Construction -- 0.2%
   Fomento de Construcciones y Contratas SA(a)...      15,656        1,165,709
  Energy -- 0.5%
   Repsol SA(a)..................................      52,224        2,790,119
  Gas & Electric Utility -- 1.4%
   Endesa SA(a)..................................     181,632        4,819,889
   Iberdrola SA(a)...............................     138,600        2,597,075
   Union Electric Fenosa SA(a)...................      64,228        1,112,840
                                                                   -----------
                                                                     8,529,804
                                                                   -----------
  Insurance -- 0.1%
   Corporacion Mapfre............................      16,992          461,702
  Machinery & Equipment -- 0.1%
   Zardoya-Otis..................................      26,436          826,526
  Oil & Gas Exploration, Production & Services --
    0.5%
   Gas Natural SDG(a)............................      25,444        2,774,410
  Real Estate -- 0.1%
   Vallehermoso SA(a)............................      28,992          415,366
  Steel -- 0.0%
   Acerinox SA, Registered(a)....................      13,135          306,379
  Telecommunications -- 1.3%
   Telefonica de Espana..........................     179,128        7,977,184
                                                                   -----------
                                                                    41,082,855
                                                                   -----------
 SWEDEN -- 1.7%
  Automotive -- 0.1%
   Volvo AB, Series B............................      33,000          757,260
  Banking & Finance -- 0.2%
   Svenska Handlesbanken, Class A................      33,000        1,392,381
  Engineering -- 0.1%
   ABB AB, Class A...............................      67,000          715,005
  Forest Products -- 0.1%
   Stora Kopparbergs Bergslags Aktiebolag, Series
    A............................................      50,000          549,007
  Insurance -- 0.0%
   Skandia Foersaekring..........................      15,000          229,473
  Paper Products -- 0.0%
   Mo Och Domsjo Ab, Series B....................       5,000          108,876
  Pharmaceuticals -- 0.3%
   Astra AB, Class A.............................      95,000        1,939,722

    Pegasus Funds
122

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Retail -- General Merchandise -- 0.2%
   Hennes & Mauritz AB, Series B.................      17,000      $ 1,388,433
  Telecommunications -- 0.7%
   Telefonaktiebolaget LM Ericsson, Series B.....     145,000        3,452,576
                                                                   -----------
                                                                    10,532,733
                                                                   -----------
 SWITZERLAND -- 4.2%
  Building Products -- 0.1%
   Holderbank Financiera Glarus Bearer...........         558          660,590
  Diversified -- 0.2%
   Alusuisse-Lonza Holding AG, Registered........         248          288,901
   SFR ABB AG....................................         550          644,712
                                                                   -----------
                                                                       933,613
                                                                   -----------
  Fertilizers -- 0.0%
   Societe Suisse pour la Microelectronique et
    l'Horlogerie AG..............................         725          108,606
  Financial Services -- 0.8%
   CS Holding AG, Registered.....................       9,524        1,490,853
   Union Bank of Switzerland AG, Registered......      10,807        3,320,432
                                                                   -----------
                                                                     4,811,285
                                                                   -----------
  Food Products & Services -- 0.7%
   Nestle SA, Registered.........................       1,874        4,079,602
  Insurance -- 0.5%
   Swiss Reinsurance Corp., Registered...........          30           78,217
   Zurich Allied AG, Registered..................       4,094        3,031,418
                                                                   -----------
                                                                     3,109,635
                                                                   -----------
  Jewelry -- 0.0%
   Swatch Group, Bearer..........................         165          102,113
  Pharmaceuticals -- 1.9%
   Novartis AG, Bearer...........................         970        1,906,832
   Novartis AG, Registered.......................       2,171        4,267,766
   Roche Holding AG, Bearer......................         483        5,893,838
                                                                   -----------
                                                                    12,068,436
                                                                   -----------
                                                                    25,873,880
                                                                   -----------
 UNITED KINGDOM -- 15.1%
  Aerospace & Military Technology -- 0.3%
   British Aerospace PLC.........................      84,163          714,854
   Rolls-Royce PLC...............................     126,932          521,638
   Smiths Industries PLC.........................      42,710          598,333
                                                                   -----------
                                                                     1,834,825
                                                                   -----------
  Airlines -- 0.1%
   British Airways PLC...........................      83,582          565,989
  Appliances & Household Products -- 0.1%
   EMI Group PLC.................................      51,062          359,793

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares or
                                                   Principal Amount Market Value
                                                   ---------------- ------------
  Banking -- 1.7%
   Abbey National PLC.............................      71,613      $ 1,533,456
   Barclays PLC...................................     115,565        2,486,141
   HSBC Holdings PLC..............................     162,331        4,421,312
   HSBC Holdings PLC, Class A.....................      86,894        2,196,082
                                                                    -----------
                                                                     10,636,991
                                                                    -----------
  Beverages & Tobacco -- 0.8%
   British American Tobacco PLC...................     109,170          969,033
   Coca-Cola Beverage(a)..........................      24,929           43,551
   Diageo.........................................     343,423        3,859,719
   Imperial Tobacco...............................      31,370          336,647
                                                                    -----------
                                                                      5,208,950
                                                                    -----------
  Brewery -- 0.2%
   Bass PLC.......................................      67,253          946,076
  Broadcasting/Cable -- 0.2%
   British Sky Broadcasting Group PLC.............      94,124          721,551
   Carlton Communications.........................      56,450          517,507
                                                                    -----------
                                                                      1,239,058
                                                                    -----------
  Building Products -- 0.1%
   RMC Group......................................      26,670          363,863
  Chemicals -- 0.2%
   BOC Group......................................      40,408          591,631
   Imperial Chemical Industries PLC...............      77,314          667,616
                                                                    -----------
                                                                      1,259,247
                                                                    -----------
  Construction -- 0.0%
   Taylor Woodrow PLC.............................     109,591          274,418
  Electric Utility -- 0.0%
   Scottish Power.................................      22,356          228,941
  Electrical & Electronic -- 0.3%
   General Electric Co., PLC......................     227,008        2,039,557
  Energy -- 1.2%
   British Petroleum Co., PLC.....................     405,520        6,052,094
   Thames Water Ord...............................      58,075        1,107,324
                                                                    -----------
                                                                      7,159,418
                                                                    -----------
  Financial Services -- 0.8%
   Lloyds TSB Group, PLC..........................     364,360        5,171,073
  Food & Household Products -- 0.6%
   Cadbury Schweppes PLC..........................      54,993          936,933
   Unilever PLC...................................     229,704        2,581,635
                                                                    -----------
                                                                      3,518,568
                                                                    -----------

    Pegasus Funds
124

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Food Products & Services -- 0.3%
   Associated British Foods......................      66,299      $   618,829
   J Sainsbury PLC...............................     127,180          989,769
                                                                   -----------
                                                                     1,608,598
                                                                   -----------
  Health & Personal Care -- 1.6%
   Glaxo Wellcome PLC............................     210,829        7,229,517
   Zeneca PLC....................................      57,538        2,512,957
                                                                   -----------
                                                                     9,742,474
                                                                   -----------
  Industrial Holding Company -- 0.2%
   BTR PLC, Series A.............................     258,291          528,586
   Hanson Trust PLC..............................      69,197          547,155
                                                                   -----------
                                                                     1,075,741
                                                                   -----------
  Insurance -- 0.9%
   Allied Zurich PLC(a)..........................     109,170        1,633,825
   Prudential Corp. PLC..........................     197,160        2,980,195
   Royal & Sun Alliance Insurance Group PLC......     147,158        1,191,153
                                                                   -----------
                                                                     5,805,173
                                                                   -----------
  Leisure -- 0.4%
   Granada Group PLC.............................      80,310        1,425,054
   Ladbroke Group PLC............................     199,568          796,899
   Rank Group PLC................................      89,318          340,311
                                                                   -----------
                                                                     2,562,264
                                                                   -----------
  Merchandising -- 0.1%
   Safeway PLC...................................     156,727          781,635
  Metals & Mining -- 0.3%
   British Steel PLC.............................     232,983          355,657
   English China Clays PLC.......................      44,238          121,813
   Rio Tinto PLC.................................      95,719        1,105,245
                                                                   -----------
                                                                     1,582,715
                                                                   -----------
  Oil & Gas Exploration, Production & Services --
    0.3%
   BG PLC........................................     284,572        1,798,005
  Pharmaceuticals -- 0.8%
   SmithKline Beecham PLC........................     351,040        4,926,547
  Printing & Publishing -- 0.3%
   Reed International PLC........................      40,000          318,451
   Reuters Group.................................     150,644        1,580,294
                                                                   -----------
                                                                     1,898,745
                                                                   -----------
  Real Estate -- 0.1%
   Mepc Ord......................................     102,552          691,035

                                                                Pegasus Funds

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                     Shares or
                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Retail -- 0.2%
   Kingfisher PLC................................        96,792    $  1,046,777
   Sears(a)......................................        23,789         102,908
   Selfridges Ord................................        23,789          87,076
                                                                   ------------
                                                                      1,236,761
                                                                   ------------
  Retail -- Stores/Catalog -- 0.7%
   Boots Co., PLC................................        62,274       1,058,391
   Great Universal Stores PLC....................        68,436         716,772
   Marks & Spencer PLC...........................       211,891       1,447,194
   Tesco PLC.....................................       474,615       1,362,171
                                                                   ------------
                                                                      4,584,528
                                                                   ------------
  Telecommunications -- 2.3%
   British Telecommunications PLC................       428,698       6,451,505
   Cable & Wireless PLC..........................       179,538       2,208,999
   Centrica PLC(a)...............................       254,516         511,332
   National Power PLC............................        78,850         696,622
   Vodaphone Group PLC...........................       281,269       4,558,078
                                                                   ------------
                                                                     14,426,536
                                                                   ------------
                                                                     93,527,524
                                                                   ------------
TOTAL COMMON STOCKS..............................                   588,950,237
                                                                   ------------

PREFERRED STOCKS -- 0.6%
 AUSTRALIA -- 0.1%
  Broadcasting & Publishing -- 0.1%
   News Corp., Ltd.(a)...........................        70,119         427,071
 BRAZIL -- 0.0%
  Telecommunications--Services and Equipment --
    0.0%
   Telesp Tel Sao Paulo Npv......................       956,397         130,375
 GERMANY -- 0.5%
  Automotive -- 0.1%
   Man AG Non Voting (Var).......................         2,900         590,265
  Business Service -- 0.3%
   SAP AG........................................         4,000       1,920,116
  Telecommunications -- 0.1%
   RWE AG........................................         9,750         354,168
                                                                   ------------
                                                                      2,864,549
                                                                   ------------
TOTAL PREFERRED STOCKS...........................                     3,421,995
                                                                   ------------

REPURCHASE AGREEMENTS -- 3.2%
 UNITED STATES -- 3.2%
   State Street Bank, 4.40%, 01/04/99,
    (Collateralized by $17,060,000 various U.S.
    Treasury Securities, 6.25%-10.63%, 8/31/01-
    8/15/15, market value $19,998,172)...........    19,590,000      19,590,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                    19,590,000
                                                                   ------------

    Pegasus Funds
126

Pegasus International Equity Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                            Shares or
                         Principal Amount Market Value
                         ---------------- ------------
RIGHTS -- FOREIGN
 SECURITIES -- 0.0%
 ARGENTINA -- 0.0%
  Beverages & Tobacco --
    0.0%
   Ba Embotelladora
    Rights @.17278......          150     $          0
 SPAIN -- 0.0%
  Telecommunications --
    0.0%
   Telefonica de Espana
    Rights..............      179,128          159,291
                                          ------------
Total Rights -- Foreign
 Securities.............                       159,291
                                          ------------

U.S. TREASURY
 OBLIGATIONS -- 0.3%
  U.S. Treasury Bills --
    0.3%
   U.S. Treasury Notes,
    6.25%, 3/31/99......    1,978,000        1,986,037
                                          ------------
Total U.S. Treasury
 Obligations............                     1,986,037
                                          ------------
WARRANTS -- 0.0%
 THAILAND -- 0.0%
  Banking -- 0.0%
   Siam Commercial Bank
    Warrants, Expire
    12/31/02............       27,833            2,803
                                          ------------
TOTAL WARRANTS..........                         2,803
                                          ------------
TOTAL(a) -- 99.6%.......                  $614,110,363
                                          ============
 (Cost $463,029,679)


Percentages indicated are based on net assets of $616,298,464.

(a)  Non-income producing security.

(b) Security exempt from registration under rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                       Carrying
                                                        Value                   Percentage
                           Acquisition                   Per    Original Market  of Total
        Holding               Date*           Par        Unit     Cost   Value  Investments
        -------          ---------------- ------------ -------- -------- ------ -----------
 Ba Embotteladora Rights      12/8/98             $150    $0       $0      $0        0%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

                                              Number of   Market    Unrealized
                                              Contracts    Value    Gain/(Loss)
                                              --------- ----------- -----------
FUTURES CONTRACTS
 Topix Index Futures, 3/17/99 (Cost
  $17,054,608)...............................    175    $16,693,764  (360,844)
                                                 ---    -----------

                                                                Pegasus Funds

Pegasus Intermediate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
ASSET BACKED SECURITIES -- 14.0%
 Banking, Finance & Insurance -- 14.0%
  Arcadia Automobile Receivables Trust, Series
   97-C, Class A2, 6.05%, 11/15/00...............   $   352,148    $    353,291
  Arcadia Automobile Receivables Trust, Series
   97-B, Class A3, 6.30%, 7/16/01................     1,795,647       1,804,545
  Arcadia Automobile Receivables Trust, Series
   98-B, Class A3, 5.95%, 11/15/02...............     2,400,000       2,430,588
  Arcadia Automobile Receivables Trust, Series
   98-B, Class A4, 6.00%, 11/15/03...............     3,000,000       3,051,105
  Case Equipment Loan Trust, Series 95-B, Class
   A3, 6.15%, 9/15/02............................       500,672         501,541
  Case Equipment Loan Trust, Series 96-A, Class
   A2, 5.50%, 2/15/03............................     2,608,934       2,613,852
  Case Equipment Loan Trust, Series 95-B, Class
   A3, 6.45%, 3/15/04............................     2,875,396       2,940,912
  Chase Manhattan Grantor Trust, Series 95-B,
   Class A, 5.90%, 11/15/01......................       175,988         176,536
  Chase Mortgage Finance Corp., Series 94-E,
   Class A6B, 6.84%, 4/25/10, IF*................     2,208,421       2,201,520
  Chemical Master Credit Card Trust, Series 95-3,
   Class A, 6.23%, 8/15/02.......................       250,000         257,104
  Chevy Chase Auto Receivable Trust, Series 97-4,
   Class A, 6.25%, 6/15/04.......................       987,124         994,730
  Collateralized Mortgage Obligation Trust,
   Series 12, Class D, 9.50%, 2/1/17.............       184,987         183,241
  Collateralized Mortgage Obligation Trust,
   Series 16, Class Q, 12.38%, 3/20/18, IF*......       124,634         132,501
  Collateralized Mortgage Securities Corp.,
   Series 88-2, Class B, 8.80%, 4/20/19..........       261,370         273,749
  Countrywide Funding Corp., Series 93-11, Class
   A10, 5.76%, 2/25/09*..........................     1,981,272       1,940,983
  Countrywide Home Loans, Series 98-2, Class A2,
   6.25%, 3/25/28................................     2,000,000       1,982,170
  CPS Auto Trust, Series 98-3, Class A3, 6.00%,
   6/15/02.......................................     3,000,000       3,038,835
  CPS Auto Trust, Series 97-4, Class A1, 6.07%,
   3/15/03.......................................     1,238,984       1,249,949
  CPS Auto Trust, Series 98-3, Class A4, 6.08%,
   10/15/03......................................     2,000,000       2,048,890
  First USA Credit Card Master Trust, Series 95-
   1, Class A, 5.70%, 10/15/01*..................     2,000,000       2,002,150
  Ford Credit Auto Owner Trust, Series 97-B,
   Class A2, 5.95%, 1/15/00......................       495,794         496,614
  Greentree Home Improvement Loan Trust, Series
   94-B1, Class A1, 7.15%, 7/15/14...............        35,648          36,679
  MBNA Master Credit Card Trust, Series 94-C,
   Class A, 5.81%, 3/15/04.......................       345,000         345,616
  Merrill Lynch Home Equity Loan, Series 92-1,
   Class A, 5.78%, 7/15/22*......................       526,855         526,837
  Merrill Lynch MBS Inc., Series 144-S, 7.43%,
   7/25/24.......................................       529,167         518,584
  Merrill Lynch Trust, Series 43, Class E, 6.50%,
   8/27/15.......................................     1,512,297       1,503,072
  Morgan Stanley Mortgage Trust, Series 35, Class
   2, 7886.00%, 4/20/21,
   HB, IF*.......................................         1,835         280,117
  Morgan Stanley Mortgage Trust, Series 37, Class
   2, 7886.00%, 7/20/21,
   HB, IF*.......................................         1,640         278,769
  Morgan Stanley Mortgage Trust, Series 39, Class
   3, 0.00%, 12/20/21, PO........................       314,095         268,674
  Navistar Financial Corp. Owner Trust, Series
   95-A, Class A2, 6.55%, 11/20/01...............       322,214         322,314
  Newcourt Receivables Asset Trust, Series 97-1,
   Class A2, 6.04%, 6/20/00......................       168,530         169,504
  Olympic Automobile Receivables Trust, Series
   95-E, Class A4, 5.85%, 3/15/01................     1,578,458       1,583,233
  Olympic Automobile Receivables Trust, Series
   95-B, Class A2, 7.35%, 10/15/01...............       414,262         416,982

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Olympic Automobile Receivables Trust, Series
   95-C, Class A2, 6.20%, 1/15/02................   $ 2,356,908    $  2,370,000
  Olympic Automobile Receivables Trust, Series
   96-C, Class A4, 6.80%, 3/15/02................     4,500,000       4,565,137
  Olympic Automobile Receivables Trust, Series
   96-C, Class A5, 7.00%, 3/15/04................     2,650,000       2,731,850
  Onyx Acceptance Grantor Trust, Series 96-1,
   Class A, 5.40%, 5/15/01.......................     1,292,207       1,290,992
  Onyx Acceptance Grantor Trust, Series 98-B,
   Class A2, 5.85%, 7/15/03......................     1,250,000       1,265,844
  Onyx Acceptance Grantor Trust, Series 97-1,
   Class A, 6.55%, 9/15/03.......................     1,225,774       1,237,259
  Paine Webber Trust, Series H, Class 4, 8.75%,
   4/1/18, CMO...................................        17,549          18,201
  PNC Mortgage Securities Corp., Series 98-5,
   Class 2A11, 6.30%, 7/25/28....................     2,500,000       2,509,063
  Rural Housing Trust, Series 87-1, Class 3B,
   7.33%, 4/1/26.................................       304,389         310,456
  Sears Credit Account Master Trust, Series 95-3,
   Class A, 7.00%, 10/15/04......................       300,000         307,382
  Sears Credit Account Master Trust, Series 98-1,
   Class A, 5.80%, 8/15/05.......................     1,000,000       1,002,180
  Sears Credit Account Master Trust, Series 96-4,
   Class A, 6.45%, 10/16/06......................     2,000,000       2,046,530
  Standard Credit Card Master Trust, Series 95-
   10, Class A, 5.90%, 2/7/01....................     2,520,000       2,523,314
  Superior Wholesale Inventory Financing Trust,
   Series 96-A, Class A, 4.95%, 3/15/01*.........     2,200,000       2,200,000
  WFS Financial Owner Trust, Series 97-B, Class
   A2, 6.05%, 7/20/00............................       824,906         824,807
  WFS Financial Owner Trust, Series 97-D, Class
   A2, 6.20%, 9/20/00............................       597,983         599,292
  WFS Financial Owner Trust, Series 96-A, Class
   A4, 6.15%, 6/1/01.............................     2,891,422       2,897,581
  WFS Financial Owner Trust, Series 96-D, Class
   A3, 6.05%, 7/20/01............................     1,458,459       1,467,983
  WFS Financial Owner Trust, Series 97-B, Class
   A3, 6.30%, 7/20/01............................     4,000,000       4,076,240
  WFS Financial Owner Trust, Series 95-4, Class
   A1, 6.20%, 2/1/02.............................       721,394         726,368
  WFS Financial Owner Trust, Series 98-B, Class
   A4, 6.05%, 4/20/03............................     2,900,000       2,952,316
  WFS Financial Owner Trust, Series 96-A, Class
   A4, 6.15%, 6/1/01.............................     2,000,000       2,012,910
  WFS Financial Owner Trust, Series 96-C, Class
   A4, 6.80%, 12/20/03...........................     6,000,000       6,091,469
  World Omni Automobile Lease Secured Trust,
   Series 97-A, Class A4, 6.90%, 6/25/03.........     4,281,546       4,355,101
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A1, 6.07%, 11/25/03........     2,316,618       2,319,514
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A3, 6.18%, 11/25/03........     1,998,891       2,011,634
                                                                   ------------
TOTAL ASSET BACKED SECURITIES....................                    91,638,610
                                                                   ------------
CORPORATE BONDS -- 5.0%
 Banking, Finance & Insurance -- 3.2%
  ABN Amro Bank NV Chicago, 7.25%, 5/31/05.......       200,000         214,426
  African Development Bank, 9.30%, 7/1/00........       983,000       1,039,975
  American Express Credit Corp., 8.50%, 6/15/99..       300,000         304,302
  American Express Credit Corp., 6.13%, 11/15/01.       250,000         254,457
  Associates Corp., 9.13%, 4/1/00................     1,675,000       1,748,579
  Associates Corp., 7.13%, 5/15/00...............       300,000         307,108
  Associates Corp., 5.75%, 11/1/03...............     1,750,000       1,764,336
  Associates Corp., 6.63%, 6/15/05...............       300,000         312,033
  Associates Corp., 8.15%, 8/1/09................     3,625,000       4,306,825
  Associates Corp., 5.96%, 5/15/37...............     1,750,000       1,803,731
  Avco Financial Services Inc., 7.38%, 8/15/01...       250,000         261,721

                                                                Pegasus Funds
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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Boeing Capital Corp., 6.36%, 7/15/05...........   $ 1,500,000    $  1,505,990
  Cit Group Holdings Inc., 8.38%, 11/1/01........       200,000         215,226
  Citicorp, 6.75%, 8/15/05.......................       250,000         261,223
  Commercial Credit Group Inc., 9.60%, 5/15/99...       200,000         203,166
  Ford Motor Credit Co., 6.38%, 4/15/00..........       300,000         303,710
  Ford Motor Credit Co., 8.20%, 2/15/02..........     2,000,000       2,148,401
  Ford Motor Credit Co., 6.63%, 6/30/03..........       500,000         518,989
  GMAC, 5.75%, 11/10/03..........................     1,000,000       1,005,236
  Household Finance Corp., 6.38%, 6/30/00........       500,000         505,790
  Household Finance Corp., 6.50%, 11/15/08.......     1,000,000       1,040,141
  Inter American Development Bank, 8.40%, 9/1/99.       100,000         123,904
  Midland Bank, 8.63%, 12/15/04..................       170,000         194,664
  Norwest Financial Inc., 8.38%, 1/15/00.........       225,000         225,127
  Norwest Financial Inc., 7.00%, 1/15/03.........       100,000         104,929
  Republic New York Corp., 8.25%, 11/1/01........       250,000         265,177
  Wells Fargo & Co., 6.00%, 3/15/00..............        35,000          35,248
                                                                   ------------
                                                                     20,974,414
                                                                   ------------
 Governments (Foreign) -- 0.8%
  Metropolis of Tokyo, 8.70%, 10/5/99............     1,500,000       1,536,341
  Ontario Province of Canada, Senior
   Unsubordinated Debenture, 7.38%, 1/27/03......     3,500,000       3,798,305
                                                                   ------------
                                                                      5,334,646
                                                                   ------------
 Industrial Goods & Services -- 0.5%
  American Home Products, 6.50%, 10/15/02........       100,000         104,218
  B P America Inc., 8.50%, 4/15/01...............       250,000         267,920
  Boeing Co., 8.88%, 9/15/99.....................       200,000         204,918
  Boeing Co., 8.38%, 2/15/01.....................       250,000         265,064
  Case Corp., 6.25%, 12/1/03.....................     1,500,000       1,499,388
  Dillard Investment Co., 9/25%, 2/1/01..........       200,000         214,520
  Upjohn Co., 5.88%, 4/15/00.....................       250,000         252,296
  Wal Mart Stores, 8.63%, 4/1/01.................       150,000         160,845
  Wal Mart Stores, 6.75%, 5/15/02................       150,000         158,182
                                                                   ------------
                                                                      3,127,351
                                                                   ------------
 Telecommunications -- 0.4%
  AT&T Corp., 7.00%, 5/15/05.....................       500,000         543,434
  Bellsouth Telecommunications, 6.00%, 6/15/02...     1,900,000       1,944,862
                                                                   ------------
                                                                      2,488,296
                                                                   ------------
 Transportation -- 0.0%
  Union Pacific Corp., 7.00%, 6/15/00............       250,000         254,806
 Utilities -- 0.1%
  Baltimore Gas & Electric, 5.50%, 7/15/00.......       250,000         251,082
  National Rural Utilities, 7.30%, 9/15/06.......       175,000         194,604
  Northern States Power Co. -- Minneapolis,
   7.88%, 10/1/01................................       250,000         266,614
                                                                   ------------
                                                                        712,300
                                                                   ------------
TOTAL CORPORATE BONDS............................                    32,891,813
                                                                   ------------

    Pegasus Funds
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
REPURCHASE AGREEMENTS -- 0.7%
  State Street Bank, 4.40%, 1/4/99
   (Collateralized by $4,660,000 U. S. Treasury
   Notes, 5.88%, 1/31/99 Market Value
   $4,776,500)...................................   $ 4,678,000    $  4,678,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                     4,678,000
                                                                   ------------

U.S. GOVERNMENT AGENCY -- 0.4%
 Other U.S. Agencies -- 0.4%
  Federal Housing Administration, Project
   #07335307, 7.43%, 1/1/22......................       962,432         952,808
  Federal Housing Administration, Greystone 96-2,
   7.43%, 11/1/22................................     1,871,623       1,809,035
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY.....................                     2,761,843
                                                                   ------------

U.S. GOVERNMENT AGENCY MORTGAGES -- 56.6%
 Federal Home Loan Mortgage Corp. -- 21.5%
  3.74%, 8/15/99, Series 1329, Class S, IF, IO*..     1,682,565          26,818
  8.00%, 6/1/01, Pool #252601....................       113,503         115,020
  2.09%, 9/15/04, Series 1982, Class SB, IF, IO*.    15,175,557         408,748
  6.92%, 9/15/05.................................       750,000         766,403
  9.00%, 1/1/06, Series 1807, Class G............       646,579         679,716
  1008.50%, 5/15/06, Series 1072, Class A, HB....         9,746         160,576
  1008.00%, 6/15/06, Series 1098, Class M, HB....         1,522          24,415
  4.50%, 3/15/07, Series 1295, Class JB..........     1,500,000       1,462,167
  981.86%, 6/15/07, Series 1298, Class L, IO.....         6,000         125,746
  3.28%, 10/15/07, Series 1389, Class SA, IF*....       250,242         242,733
  5.50%, 10/15/07, Series 1640, Class A..........       973,678         969,584
  8.52%, 11/15/07, Series 1414, Class LB, IF*....     1,489,825       1,498,601
  5.96%, 12/15/07, Series 1450, Class F*.........       420,078         417,703
  3.44%, 2/15/08, Series 1465, Class SA, IF, IO*.     9,044,679         320,127
  8.85%, 3/15/08, Series A-78....................        28,849          30,407
  5.50%, 4/15/08, Series 1489, Class L...........       385,601         384,855
  6.00%, 4/15/08, Series 1531, Class K...........       593,024         594,124
  2.94%, 5/15/08, Series 1506, Class SD, IF, IO*.     6,209,656         257,917
  5.76%, 5/15/08, Series 1513, Class TA*.........     1,116,060       1,103,826
  6.41%, 5/15/08, Series 1506, Class F*..........       814,610         815,781
  8.65%, 5/15/08, Series 1506, Class S, IF*......       139,145         143,971
  5.23%, 8/15/08, Series 1565, Class K, IF*......       828,061         790,356
  8.21%, 8/15/08, Series 1561, Class SC, IF*.....       717,165         718,023
  7.50%, 9/1/08, Pool #252600....................       138,767         141,399
  6.00%, 9/15/08, Series 1586, Class A...........       774,578         774,246
  5.62%, 9/15/08, Series 1580, Class SC, IF*.....     1,175,546       1,152,212
  0.00%, 10/15/08, Series 1967, Class PC, PO.....     3,038,407       2,669,961
  0.00%, 10/15/08, Series 1900, Class I, PO......       758,457         667,941
  8.50%, 10/15/08, Series 1587, Class SL, IF*....     3,958,334       4,269,205
  8.60%, 10/15/08, Series 1600, Class SC, IF*....       850,000         878,090
  0.00%, 12/15/08, Series 1948, Class A, PO......     1,000,000         848,411
  5.58%, 12/15/08, Series 1655, Class SA, IF*....       176,288         171,936
  5.86%, 12/15/08, Series 1647, Class FB*........       828,508         815,738
  6.06%, 12/15/08, Series 1635, Class O*.........     2,183,678       2,203,540

                                                                Pegasus Funds
                                                                            131
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  6.59%, 12/15/08, Series 2017, Class SE, IF*....   $   889,650    $    870,693
  6.71%, 12/15/08, Series 1655, Class F*.........     1,460,367       1,479,552
  7.68%, 12/15/08, Series 1647, Class SB, IF*....       927,929         929,053
  8.50%, 12/15/08, Series 1625, Class SD, IF*....     1,605,572       1,643,247
  0.00%, 2/15/09, Series 1679, Class N, PO.......       996,897         824,835
  6.38%, 2/15/09, Series 1796, Class S, IF*......     1,391,843       1,317,321
  6.11%, 3/15/09, Series 1900, Class FA*.........     2,659,072       2,667,580
  9.70%, 3/15/09, Series 1698, Class SC, IF*.....     1,479,908       1,523,253
  2.94%, 3/15/12, Series 1933, Class SJ, IF, IO*.     5,479,826         397,776
  6.30%, 1/15/13, Series 2025, Class PE..........     4,000,000       4,044,487
  7.00%, 2/15/13, Series 1942, Class VD..........     6,225,000       6,364,884
  2.59%, 10/15/13, Series 1595, Class S, IF, IO*.     9,866,464         263,397
  6.50%, 12/1/13, Pool #C90043...................       292,172         295,794
  12.00%, 8/1/15, Pool #170269...................       688,208         789,499
  4.00%, 3/25/19, Series 10, Class F.............     2,000,000       1,974,959
  12.00%, 7/1/19, Pool #555238...................       292,731         335,815
  9.50%, 7/15/19, Series 11, Class D.............     1,300,000       1,369,023
  9.40%, 8/15/19, Series 23, Class E.............        29,234          29,221
  6.50%, 11/15/19, Series 1418, Class B..........       869,395         872,651
  5.50%, 12/15/19, Series 1709, Class C..........     1,284,755       1,281,356
  6.00%, 12/15/19, Series 1666, Class E..........       250,000         251,965
  7.15%, 2/15/20, Series 1446, Class G...........     4,500,000       4,559,249
  84.00%, 5/15/20, Series 41, Class I, HB........        43,454         116,411
  10.00%, 6/15/20, Series 47, Class F............       402,731         423,914
  7.80%, 9/15/20, Series 46, Class B.............       975,316       1,000,786
  8.60%, 1/15/21, Series 85, Class C.............        13,822          14,517
  9.50%, 1/15/21, Series 99, Class Z.............       879,958         938,205
  6.51%, 5/15/21, Series 1084, Class F*..........       329,587         333,113
  15.10%, 5/15/21, Series 1079, Class S, IF*.....       442,502         509,027
  20.20%, 5/15/21, Series 1084, Class S, IF*.....       230,711         286,245
  8.50%, 9/15/21, Series 1144, Class KB..........     2,065,867       2,135,247
  1167.78%, 11/15/21, Series 1172, Class L, HB...         8,557         184,383
  7.75%, 12/15/21, Series 1347, Class HB.........     1,000,000       1,028,002
  7.00%, 12/20/21, Series 1956, Class A..........     1,001,375       1,009,056
  510.48%, 1/15/22, Series 1196, Class B, IF,
   IO*...........................................        26,006         214,887
  0.00%, 2/15/22, Series 1987, Class W, PO.......     2,500,000       1,937,484
  8.00%, 2/15/22, Series 1212, Class IZ..........     7,944,512       8,602,626
  7.00%, 5/15/22, Series 1250, Class J...........     1,100,000       1,123,742
  7.50%, 7/25/22, Series FNRA G92-35, Class E....     5,000,000       5,264,246
  5.76%, 9/15/22, Series 1543, Class KC*.........       133,096         132,832
  6.25%, 9/15/22, Series 1591, Class FH*.........     2,500,000       2,677,791
  5.86%, 10/15/22, Series 1646, Class MB*........     1,780,225       1,778,818
  8.50%, 10/15/22, Series 1646, Class MD, IF*....       757,542         760,644
  0.00%, 11/15/22, Series 2002, Class A, PO......     3,500,000       2,723,694
  6.21%, 12/15/22, Series 1483, Class FB*........     1,873,934       1,883,013
  6.24%, 1/15/23, Series 1603, Class IF*.........     3,000,000       3,036,165
  5.76%, 2/15/23, Series 1470, Class F*..........       478,258         473,171
  7.50%, 4/15/23, Series 1491, Class I...........     1,504,428       1,595,214

    Pegasus Funds
132
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  6.07%, 5/15/23, Series 1694, Class SE, IF*.....   $   474,841    $    475,646
  782.71%, 5/15/23, Series 204, Class E, IF, IO*.         5,770          81,974
  7.00%, 6/15/23, Series 1927, Class PD..........     2,700,000       2,743,014
  7.70%, 6/15/23, Series 1608, Class SD, IF*.....     2,500,000       2,543,351
  8.03%, 6/15/23, Series 1633, Class SB, IF*.....     2,522,835       2,511,084
  5.76%, 7/15/23, Series 1541, Class TA*.........       414,624         414,023
  4.53%, 8/15/23, Series 1611, Class JB, IF*.....     1,524,718       1,290,753
  6.13%, 8/15/23, Series 1611, Class JA*.........     1,672,497       1,794,500
  3.74%, 9/15/23, Series 1583, Class NS, IF*.....       251,454         245,845
  6.25%, 9/15/23, Series 1589, Class Z...........     6,935,903       6,654,580
  8.83%, 10/15/23, Series 1689, Class SD, IF*....     2,000,000       2,036,374
  9.48%, 10/15/23, Series 1859, Class SB, IF,
   IO*...........................................     4,654,554         614,311
  6.21%, 10/15/23, Series 1927, Class F*.........     1,109,882       1,111,850
  6.00%, 11/25/23, Series 1685, Class Z..........       534,185         507,863
  8.50%, 11/15/23, Series 1619, Class SD, IF*....       994,224         997,333
  6.25%, 11/25/23, Series 24, Class ZE...........       825,328         813,158
  4.97%, 12/15/23, Series 1628, Class S, IF*.....     2,500,000       2,168,097
  8.93%, 12/15/23, Series 1854, Class SE, IF,
   IO*...........................................     2,500,000         302,162
  0.00%, 2/15/24, Series 1700, Class GA, PO......     2,274,398       1,787,038
  5.00%, 2/15/24, Series 1686, Class A...........     1,776,289       1,747,975
  1.88%, 4/25/24, Series G-29, Class SD, IF, IO*.     5,549,894         133,370
  7.50%, 8/15/24, Series 1745, Class D...........     2,000,000       2,101,056
  7.50%, 2/15/26, Series 1935, Class CB..........     1,500,000       1,542,969
  6.00%, 5/15/27, Series 1981, Class Z...........     4,332,285       4,200,512
  7.00%, 3/15/28, Series 2038, Class PN, IO......     7,733,888       1,591,590
                                                                   ------------
                                                                    141,329,567
                                                                   ------------
 Federal National Mortgage Assoc. -- 25.7%
  542.70%, 1/25/99, Series 92-13, Class S, HB,
   IF*...........................................           534             665
  6.35%, 3/1/99, Pool #160330....................     1,284,392       1,282,363
  11.69%, 6/25/99, Series 92-85, Class S, IF*....       388,818         397,193
  8.55%, 8/30/99.................................       300,000         306,743
  2.84%, 11/25/99, Series 92-199, Class S, IF,
   IO*...........................................     3,578,422          75,401
  6.78%, 1/17/03, Series 97-MI, Class A..........     1,703,564       1,754,356
  6.99%, 3/17/04, Series 97-M4, Class A..........     5,434,566       5,568,446
  10.00%, 5/25/04, Series 89-26, Class D.........       358,828         372,246
  758.75%, 1/25/06, Series 91-4, Class N, HB.....         1,488          18,934
  908.75%, 3/25/06, Series 91-20, Class M, HB....           811          11,945
  1008.25%, 4/25/06, Series 91-33, Class J, HB...         1,814          29,736
  3.34%, 8/25/06, Series 93-8, Class SB, IF, IO*.     4,493,455         141,959
  0.00%, 9/25/06, Series 96-46, Class PE, PO.....     1,152,098       1,048,987
  7.25%, 4/25/07, Series 92-44, Class K..........       750,000         778,206
  8.21%, 11/25/07, Series 93-174, Class SB, IF*..     1,394,135       1,392,522
  0.00%, 2/25/08, Series 96-24, Class K, PO......     1,900,000       1,757,502
  6.41%, 2/25/08, Series 93-188, Class F*........     2,487,762       2,505,103
  5.56%, 5/25/08, Series 93-63, Class FD*........     1,000,000         975,783
  5.66%, 5/25/08, Series 93-72, Class F*.........     1,500,000       1,471,474
  6.66%, 5/25/08, Series 93-55, Class FA*........     6,750,000       6,824,650

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Principal Amount Market Value
                                                   ---------------- ------------
  5.66%, 8/25/08, Series 93-209, Class KB.........   $ 1,454,437    $  1,449,543
  5.66%, 8/25/08, Series 93-129, Class FE*........       671,134         652,547
  12.05%, 8/25/08, Series 93-134, Class SA, IF*...     2,500,000       2,563,701
  0.00%, 9/25/08, Series 96-20, Class L, PO.......     1,545,166       1,337,476
  0.00%, 9/25/08, Series 96-39, Class J, PO.......     1,750,000       1,377,107
  5.46%, 9/25/08, Series 93-170, Class FA*........       394,214         390,094
  5.66%, 10/25/08, Series 93-196, Class FA*.......     3,071,121       3,024,157
  0.00%, 12/25/08, Series 98-27, Class B, PO......     2,000,000       1,584,336
  6.00%, 12/25/08, Series 93-214, Class L.........       632,765         632,876
  7.13%, 1/25/09, Series 94-12, Class SB, IF*.....     1,237,163       1,231,346
  5.00%, 2/25/09, Series 96-46, Class A...........        73,733          73,447
  6.50%, 3/25/09, Series 95-13, Class B...........     1,856,170       1,861,226
  7.90%, 9/25/09, Series G93-22, Class SA, IF*....       401,335         401,838
  7.00%, 4/25/10, Series 92-124, Class D..........     2,200,000       2,249,565
  7.00%, 1/18/11, Series 97-23, Class VG..........     4,000,000       4,114,019
  6.75%, 10/25/12, Series 93-65, Class D..........     2,250,000       2,284,300
  6.50%, 9/1/13, Pool #251982.....................     1,943,958       1,974,350
  5.25%, 11/25/13, Series 93-220, Class SD, IF*...     1,242,669       1,209,041
  5.52%, 12/25/13, Series 93-225, Class SS, IF*...       800,000         700,643
  7.20%, 1/25/15, Series 92-210, Class D..........     1,634,000       1,643,208
  12.50%, 1/1/16, Pool #303306....................       616,916         700,332
  6.06%, 5/25/16, Series 93-156, Class FA*........     1,460,569       1,461,283
  5.36%, 11/25/16, Series 93-187, Class FE*.......       943,039         937,145
  6.00%, 12/25/16, Series G-22, Class G...........     1,015,010       1,016,144
  6.16%, 3/25/17, Series 96-27, Class FA*.........     1,448,457       1,453,362
  9.40%, 10/25/17, Series 88-17, Class B..........         1,426           1,422
  9.25%, 4/25/18, Series 88-7, Class Z............       364,076         381,092
  3.84%, 6/25/18, Series 92-206, Class FA*........     1,250,000       1,182,542
  6.50%, 7/25/18, Series 93-8, Class PG...........       614,683         615,221
  9.50%, 12/01/18, Pool # 426839..................     1,271,169       1,366,651
  7.25%, 3/1/19, Pool #116612*....................       808,620         821,857
  10.50%, 3/25/19, Series 50, Class 2, IO.........       123,830          25,001
  5.00%, 5/25/19, Series 93-19, Class G...........     2,950,212       2,933,289
  6.50%, 6/25/19, Series G93-19, Class K..........       669,073         671,003
  7.84%, 8/1/19, Pool #111366*....................       315,204         328,382
  0.00%, 10/25/19, Series 89-73, Class C, PO......        97,649          94,022
  5.36%, 10/25/19, Series 93-156, Class SD, IF*...     1,000,000         971,288
  8.00%, 10/25/19, Series 89-70, Class G..........     2,000,000       2,075,642
  8.50%, 11/25/19, Series 89-83, Class H..........       954,713         987,746
  9.00%, 11/25/19, Series 89-89, Class H..........     1,112,258       1,181,427
  9.40%, 11/25/19, Series 89-78, Class H..........     1,644,565       1,749,139
  8.50%, 1/25/20, Series 90-7, Class B............       941,534         977,051
  8.80%, 1/25/20, Series 90-1, Class D............       512,058         537,693
  5.00%, 4/25/20, Series G93-10, Class G..........       704,928         702,570
  4.00%, 6/25/20, Series G92-66, Class HB.........     1,000,000         966,935
  5.50%, 6/25/20, Series 90-60, Class K...........       700,951         685,184
  6.00%, 6/25/20, Series G93-13, Class G..........       691,044         690,550
  9.50%, 6/25/20, Series 90-63, Class H...........       667,410         702,558

    Pegasus Funds
134

Pegasus Intermediate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  5.50%, 8/25/20, Series 90-93, Class G..........   $   717,823    $    702,085
  6.50%, 8/25/20, Series 90-102, Class J.........     2,416,582       2,425,873
  505.00%, 8/25/20, Series 90-94, Class H, HB....        10,504         103,236
  1118.04%, 8/25/20, Series 90-95, Class J, HB...         5,771         126,050
  6.00%, 10/25/20, Series 92-204, Class B........     1,879,513       1,877,925
  9.00%, 10/25/20, Series 90-120, Class H........     1,000,000       1,053,690
  13.12%, 11/25/20, Series 90-134, Class SC, IF*.       283,949         326,540
  6.50%, 12/25/20, Series 97-85, Class L, IO.....     4,735,910         500,200
  652.15%, 12/25/20, Series 90-140, Class K, HB..        12,215         187,962
  2.94%, 1/25/21, Series 93-165, Class SX, IF*...     1,029,960         979,640
  7.50%, 2/25/21, Series 91-161, Class H.........        21,204          21,156
  908.50%, 2/25/21, Series 91-7, Class K, HB.....           834          13,859
  8.50%, 6/25/21, Series G-14, Class L...........       585,100         618,001
  8.75% 6/25/21, Series G-18, Class Z............     3,242,131       3,437,169
  0.00%, 10/25/21, Series 97-32, Class C, PO.....     1,800,000       1,712,675
  6.50%, 2/25/09, Series 94-30, Class LA.........       611,596         614,702
  5.00%, 11/25/21, Series G92-66, Class JB.......     2,800,000       2,712,992
  7.88%, 11/25/21, Series 92-215, Class PM.......     1,200,000       1,249,931
  6272.33%, 5/25/22, Series G92-27, Class SQ, HB,
   IF*...........................................         1,952         263,372
  7.00%, 7/25/22, Series G92-42, Class Z.........       781,676         791,138
  6.50%, 8/25/22, Series 96-59, Class J..........     3,000,000       3,007,230
  0.00%, 9/25/22, Series 97-70, Class PO, PO.....     2,000,000       1,536,356
  5.50%, 9/25/22, Series 92-143, Class MA........       700,000         674,437
  2.72%, 11/25/22, Series 93-38, Class S, IF,
   IO*...........................................       226,814           1,192
  6.75%, 12/25/22, Series 93-46, Class O.........       971,602         974,031
  8.94%, 12/25/22, Series X, Class VO, IF*.......     2,000,000       2,062,220
  0.00%, 2/25/23, Series G93-12, Class C, PO.....     1,748,884       1,659,728
  6.25%, 2/25/23, Series 93-12, Class S..........     1,656,432          51,151
  6.50%, 2/25/23, Series 93-5, Class Z...........     1,021,701       1,026,476
  490.10%, 2/25/23, Series 93-12, Class SB, IF,
   IO*...........................................        16,319          75,167
  7.50%, 4/1/23, Series 218, Class 2, IO.........     1,601,794         258,091
  0.00%, 4/25/23, Series 98-4, Class C, PO.......     1,540,094       1,344,619
  5.50%, 4/25/23, Series 93-58, Class J..........       269,362         265,727
  6.50%, 5/25/23, Series 93-155, Class LA........       365,498         366,481
  6.75%, 5/25/23, Series 93-94, Class K..........       187,591         187,446
  0.00%, 6/25/23, Series 93-257, Class C, PO.....     8,500,000       5,942,263
  1.54%, 5/25/23, Series 94-82, Class SA, IF,
   IO*...........................................     8,871,046         223,090
  3.24%, 7/25/23, Series 93-113, Class S, IF,
   IO*...........................................     3,884,726         136,623
  6.50%, 7/25/23, Series 93-122, Class M.........     1,000,000         989,354
  0.00%, 8/25/23, Series 93-152, Class D, PO.....         1,319           1,314
  2.34%, 8/25/23, Series 94-36, Class SG, IF,
   IO*...........................................     3,480,275          82,604
  2.84%, 8/25/23, Series G93-27, Class SE*.......     1,190,363       1,058,470
  5.82%, 8/25/23, Series 93-139, Class SG, IF*...     2,037,423       1,950,672
  9.27%, 8/25/23, Series 93-113, Class SE, IF*...       658,198         647,965
  3.00%, 9/25/23, Series 93-193, Class B.........     2,035,387       1,956,645
  3.34%, 9/25/23, Series 93-155, Class SB, IF,
   IO*...........................................     3,016,197          91,813
  6.50%, 9/25/23, Series 93-178, Class PK........       933,000         935,188
  6.13%, 10/18/23, Series 96-69, Class FC*.......       155,973         156,102

                                                                Pegasus Funds

Pegasus Intermediate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Principal Amount Market Value
                                                   ---------------- ------------
  5.76%, 10/25/23, Series 93-198, Class FA*.......   $   624,114    $    622,256
  4.05%, 11/25/23, Series 93-207, Class SC, IF*...     1,920,489       1,811,508
  0.00%, 12/25/23, Series 97-24, Class PQ, PO.....     2,015,522       1,719,674
  5.96%, 12/25/23, Series 93-223, Class FB*.......       699,384         698,180
  6.75%, 12/25/23, Series 94-55, Class G..........     3,000,000       3,043,100
  7.90%, 12/25/23, Series 93-223, Class SB, IF*...       631,519         629,991
  5.00%, 1/25/24, Series 94-19, Class C...........       335,722         334,348
  10.00%, 2/1/24, Pool #479469....................     1,934,478       2,100,766
  6.06%, 3/25/24, Series 94-39, Class F*..........       659,507         659,227
  6.04%, 3/25/24, Series 94, Class 41*............        40,595          40,460
  5.86%, 3/25/24, Series 94-36, Class FA*.........       531,708         530,275
  7.65%, 3/25/24, Series 94-39, Class S, IF*......       277,111         279,256
  7.00%, 11/17/24, Series G94-13, Class ZB........     2,620,077       2,621,702
  8.80%, 1/25/25, Series G95-1, Class C...........       900,621       1,025,607
  9.00%, 4/1/26, Pool #446278.....................     1,108,384       1,180,521
  7.50%, 8/18/26, Series 97-29, Class PL, IO......     1,700,000         351,501
  8.50%, 11/1/26, Pool #411183....................       775,321         823,022
  7.50%, 3/18/27, Series 97-22, Class PI, IO......     2,500,000         394,703
  1.84%, 3/25/27, Series 97-20, Class IO, IO......    12,284,326         450,894
  7.50%, 4/18/27, Series 97-27, Class J...........     3,931,685       4,093,227
  7.50%, 4/20/27, Series 97-29, Class J...........     6,000,000       6,210,819
  7.50%, 5/20/27, Series 97-39, Class PD..........     3,284,000       3,433,557
  6.13%, 9/1/27, Pool #54844*.....................     1,480,515       1,489,254
  7.00%, 11/18/27, Series 97-81, Class PI, IO.....     9,783,617       1,445,266
  6.12%, 3/1/29, Pool #303532*....................     1,652,294       1,662,191
                                                                    ------------
                                                                     168,717,521
                                                                    ------------
 Government National Mortgage Assoc. -- 9.4%
  12.00%, 11/15/19, Pool #780149..................     1,551,245       1,764,776
  8.00%, 9/15/22, Pool #297628....................     1,269,945       1,323,863
  7.50%, 11/15/22, Pool #313110...................     1,094,729       1,130,076
  7.50%, 7/15/23, Pool # 481915...................     1,539,688       1,589,411
  7.49%, 7/16/24, Series 94-3, Class PQ...........     1,000,000       1,063,278
  7.99%, 7/16/24, Series 94-4, Class KQ...........     5,000,000       5,363,740
  8.50%, 3/20/25, Pool #1974......................       706,258         748,105
  8.50%, 5/20/25, Pool #2006......................     4,013,742       4,251,564
  7.50%, 9/17/25, Series 98-26, Class K...........     1,000,000       1,039,194
  8.00%, 12/20/25, Pool #2141.....................       729,295         754,430
  7.50%, 4/18/26, Series 97-8, Class PD...........     4,804,000       4,981,270
  8.00%, 6/20/26, Pool #2334......................     1,140,669       1,179,856
  7.50%, 8/16/26, Series 96-16, Class E...........     8,000,000       8,416,053
  8.00%, 8/20/26, Pool #2270......................     1,499,387       1,550,899
  8.00%, 9/20/26, Pool #2285......................     1,625,378       1,681,218
  8.00%, 11/20/26, Pool #2324.....................     1,147,749       1,187,180
  8.00%, 10/20/27, Pool #2499.....................     3,357,219       3,475,207
  8.00%, 11/20/27, Pool #2512.....................     2,877,717       2,978,853
  8.00%, 12/20/27, Pool #2525.....................     1,574,651       1,629,992
  7.50%, 2/20/28, Pool #2549......................     1,675,107       1,719,824

    Pegasus Funds
136

Pegasus Intermediate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                   Principal Amount Market Value
                                                   ---------------- ------------
  8.00%, 5/15/98, Pool #456883....................   $   928,151    $    965,376
  8.00%, 7/15/28, Pool #468066....................       955,876         994,213
  8.50%, 8/15/28, Pool #468149....................     1,918,774       1,995,731
  8.00%, 8/20/28, Pool #2633......................       714,602         739,689
  7.50%, 9/15/28, Pool #486537....................     2,846,979       2,938,922
  7.50%, 9/20/28, Pool #2646......................     5,784,829       5,939,253
                                                                    ------------
                                                                      61,401,973
                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES............                   371,449,061
                                                                    ------------

U.S. TREASURY OBLIGATIONS -- 22.9%
 U.S. Treasury Bonds -- 14.2%
  10.38%, 11/15/09................................     6,300,000       8,054,159
  11.75%, 2/15/10.................................       850,000       1,156,266
  12.75%, 11/15/10................................    42,776,000      62,132,141
  10.38%, 11/15/12................................    14,860,000      20,502,193
  12.50%, 8/15/14.................................     1,000,000       1,606,410
                                                                    ------------
                                                                      93,451,169
                                                                    ------------
 U.S. Treasury Inflation Protected Bonds -- 2.7%
  3.63%, 7/15/02..................................     7,884,421       7,825,288
  3.38%, 1/15/07..................................    10,040,086       9,704,345
                                                                    ------------
                                                                      17,529,633
                                                                    ------------
 U.S. Treasury Notes -- 3.9%
  5.63%, 11/30/99.................................        50,000          50,453
  7.75%, 12/31/99.................................       100,000         102,984
  8.75%, 8/15/00..................................    16,350,000      17,379,559
  6.25%, 8/31/00..................................        45,000          46,139
  5.75%, 10/31/00.................................       500,000         509,688
  5.63%, 11/30/00.................................        85,000          86,514
  7.75%, 2/15/01..................................        60,000          63,703
  8.00%, 5/15/01..................................     2,500,000       2,684,774
  7.50%, 11/15/01.................................     1,000,000       1,075,310
  6.63%, 3/31/02..................................       360,000         380,531
  5.75%, 4/30/03..................................       100,000         104,063
  5.75%, 8/15/03..................................        50,000          52,211
  7.25%, 8/15/04..................................       340,000         382,235
  7.88%, 11/15/04.................................       385,000         446,057
  6.50%, 10/15/06.................................       350,000         388,227
  3.63%, 1/15/08..................................     2,030,120       1,991,426
                                                                    ------------
                                                                      25,743,874
                                                                    ------------
 U.S. Treasury STRIPS -- 2.1%
  2/15/01.........................................     3,300,000       2,996,235
  8/15/01.........................................     2,250,000       1,995,750
  2/15/09.........................................     5,255,000       3,168,555
  11/15/09........................................     2,500,000       1,428,425
  11/15/10........................................     5,000,000       2,713,350

                                                                Pegasus Funds

Pegasus Intermediate Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  11/15/11.......................................   $ 2,250,000    $  1,144,530
  2/15/13........................................     1,000,000         469,780
                                                                   ------------
                                                                     13,916,625
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS..................                   150,641,301
                                                                   ------------
TOTAL............................................                  $654,060,628
                                                                   ============
 (Cost $635,351,541) -- 99.6%

Percentages indicated are based on net assets of $656,537,531.

 * The interest rate for these bonds changes periodically based on an underlying benchmark (PRIME, LIBOR, etc.). The rate reflected in the Schedule of Portfolio Investments is the rate in effect as of December 31, 1998.

(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

   Collateralized Mortgage Obligations (CMO) are debt securities issued by U.S. government agencies, or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.

   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

   Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

   High Coupon Bonds (HB) (a.k.a. "IOettes") represents the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(b) The book cost of certain IO and HB securities include a write-down in the amount of $2,293,420 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

(c) Security exempt from registration under rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                             Percentage
            Acquisition            Carrying Value                             of Total
 Holding       Date*       Par        Per Unit    Original Cost Market Value Investments
 -------    ----------- ---------- -------------- ------------- ------------ -----------
Case Corp.    12/2/98   $1,500,000     $99.96      $1,494,390    $1,499,388     0.23%

 * Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

    Pegasus Funds
138

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- ------------
ASSET BACKED SECURITIES -- 8.7%
 Banking, Finance & Insurance -- 8.7%
  Arcadia Automobile Receivables Trust, Series
   98-B, Class A3, 5.95%, 11/15/02..............   $ 3,000,000    $   3,038,235
  Arcadia Automobile Receivables Trust, Series
   98-A, Class AY, 6.00%, 11/15/03..............     3,600,000        3,623,238
  Arcadia Automobile Receivables Trust, Series
   98-B, Class A4, 6.00%, 11/15/03..............     5,000,000        5,085,175
  Case Equipment Loan Trust, Series 95-A, Class
   A, 7.30%, 3/15/02............................       510,916          511,701
  Case Equipment Loan Trust, Series 96-A, Class
   A2, 5.50%, 2/15/03...........................     3,349,784        3,356,099
  Chase Manhattan Grantor Trust, Series 95-A,
   Class A, 6.00%, 9/17/01......................       985,736          986,968
  Chase Manhattan Grantor Trust, Series 95-B,
   Class A, 5.90%, 11/15/01.....................       205,319          205,959
  Chase Mortgage Finance Corp., Series 94-E,
   Class A6B, 6.84%, 4/25/10, IF*...............     1,886,433        1,880,538
  Chevy Chase Auto Receivables Trust, Series 95-
   2, Class A, 5.80%, 6/15/02...................       313,317          314,766
  Collateralized Mortgage Obligation Trust,
   Series 12, Class D, 9.50%, 2/1/17............       369,974          366,482
  Collateralized Mortgage Obligation Trust,
   Series 16, Class Q, 12.38%, 3/20/18, IF*.....       220,983          234,931
  Countrywide Funding Corp., Series 93-11, Class
   A10, 5.76%, 2/25/09*.........................     4,243,491        4,157,200
  Countrywide Home Loans, Series 98-2, Class A2,
   6.25%, 3/25/28...............................     2,200,000        2,180,387
  CPS Auto Trust, Series 97-4, Class A1, 6.07%,
   3/15/03......................................     3,594,167        3,625,975
  CPS Auto Trust, Series 98-3, Class A4, 6.08%,
   10/15/03.....................................     8,350,000        8,554,116
  First Boston Mortgage Securities Corp., Series
   C, Class PO, 0.00%, 4/25/17, CMO, PO.........     1,644,308        1,387,839
  First Boston Mortgage Securities Corp., Series
   C, Class I-O, 10.97%, 4/25/17, CMO, IO.......     1,836,906          466,677
  First USA Credit Card Master Trust, Series 95-
   1, Class A, 5.70%, 10/15/01*.................     4,100,000        4,104,408
  Green Tree Financial Corp., Series 95-4, Class
   A6, 7.30%, 7/15/25...........................     3,000,000        3,185,182
  Merrill Lynch Home Equity Loan, Series 92-1,
   Class A, 5.78%, 7/15/22*.....................       658,569          658,546
  Merrill Lynch MBS Inc., Series 144-S, 7.43%,
   7/25/24......................................     4,586,114        4,494,391
  Merrill Lynch Trust, Series 43, Class E,
   6.50%, 8/27/15...............................     3,558,347        3,536,640
  Morgan Stanley Mortgage Trust, Series 35,
   Class 2, 7886.00%, 4/20/21, HB, IF*..........         2,408          367,629
  Morgan Stanley Mortgage Trust, Series 37,
   Class 2, 7886.00%, 7/20/21, HB, IF*..........         2,419          411,155
  Morgan Stanley Mortgage Trust, Series 39,
   Class 3, 0.00%, 12/20/21, PO.................       403,836          345,438
  Navistar Financial Corp. Owner Trust, Series
   95-A, Class A2, 6.55%, 11/20/01..............       414,275          414,403
  Newcourt Receivables Asset Trust, Series 97-1,
   Class A2, 6.04%, 6/20/00.....................       358,125          360,197
  Olympic Automobile Receivables Trust, Series
   96-C, Class A4, 6.80%, 3/15/02...............     7,000,000        7,101,325
  Olympic Automobile Receivables Trust, Series
   96-C, Class A5, 7.00%, 3/15/04...............     3,500,000        3,608,104
  Onyx Acceptance Grantor Trust, Series 96-1,
   Class A, 5.40%, 5/15/01......................     1,615,259        1,613,740
  Onyx Acceptance Grantor Trust, Series 98-B,
   Class A2, 5.85%, 7/15/03.....................     1,500,000        1,519,013
  Onyx Acceptance Grantor Trust, Series 97-1,
   Class A, 6.55%, 9/15/03......................     2,517,214        2,540,800
  Paine Webber Trust, Series H, Class 4, 8.75%,
   4/1/18, CMO..................................       438,729          455,037
  Paine Webber Trust, Series P, Class 4, 8.50%,
   8/1/19, CMO..................................     2,252,314        2,349,485

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                  Principal Amount Market Value
                                                  ---------------- ------------
  Rural Housing Trust, Series 87-1, Class 3B,
   7.33%, 4/1/26.................................   $   680,310    $    693,869
  Sears Credit Account Master Trust, Series 95-3,
   Class A, 7.00%, 10/15/04......................     1,600,000       1,639,368
  Sears Credit Account Master Trust, Series 98-1,
   Class A, 5.80%, 8/15/05.......................     2,800,000       2,806,104
  Standard Credit Card Master Trust, Series 94-2,
   Class A, 7.25%, 4/7/08........................     1,800,000       1,958,649
  Superior Wholesale Inventory Financing Trust,
   Series 96-A, Class A, 4.95%, 3/15/01*.........     2,700,000       2,700,000
  Union Acceptance Corp., Series 97-D, Class A3,
   6.26%, 2/8/02.................................     1,700,000       1,716,176
  WFS Financial Grantor Trust, Series 94-4, Class
   A1, 7.10%, 1/1/00.............................     1,000,556       1,003,283
  WFS Financial Owner Trust, Series 97-B, Class
   A2, 6.05%, 7/20/00............................     1,748,800       1,748,590
  WFS Financial Owner Trust, Series 96-B, Class
   A3, 6.65%, 8/20/00............................       380,303         381,408
  WFS Financial Owner Trust, Series 97-D, Class
   A2, 6.20%, 9/20/00............................     4,036,382       4,045,222
  WFS Financial Owner Trust, Series 96-D, Class
   A3, 6.05%, 7/20/01............................     3,403,071       3,425,293
  WFS Financial Owner Trust, Series 97-B, Class
   A3, 6.30%, 7/20/01............................     6,000,000       6,114,360
  WFS Financial Owner Trust, Series 97-A, Class
   A3, 6.50%, 9/20/01............................     1,327,159       1,342,056
  WFS Financial Owner Trust, Series 95-4, Class
   A1, 6.20%, 2/1/02.............................     2,041,340       2,055,415
  WFS Financial Owner Trust, Series 98-B, Class
   A4, 6.05%, 4/20/03............................     6,000,000       6,108,240
  WFS Financial Owner Trust, Series 96-C, Class
   A4, 6.80%, 12/20/03...........................     4,150,000       4,213,267
  World Omni Automobile Lease Secured Trust,
   Series 97-A, Class A4, 6.90%, 6/25/03.........     4,580,258       4,658,947
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A1, 6.07%, 11/25/03........     5,559,884       5,566,834
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A3, 6.18%, 11/25/03........     1,998,891       2,011,634
                                                                   ------------
TOTAL ASSET BACKED SECURITIES....................                   131,230,494
                                                                   ------------
CORPORATE BONDS -- 4.9%
 Banking, Finance & Insurance -- 2.6%
  ABN Amro Bank NV Chicago, 7.25%, 5/31/05.......     2,000,000       2,144,262
  African Development Bank, 9.30%, 7/1/00........     1,572,000       1,663,113
  American RE Corp., Series B, 7.45%, 12/15/26...     1,091,793       1,188,394
  Associates Corp., 9.13%, 4/1/00................     2,350,000       2,453,231
  Associates Corp., 5.75%, 11/1/03...............     1,750,000       1,764,336
  Associates Corp., 8.15%, 8/1/09................     3,085,000       3,665,258
  Associates Corp., 5.96%, 5/15/37...............     7,300,000       7,524,138
  Boeing Capital Corp., 6.36%, 7/15/05...........     5,500,000       5,521,962
  Chase Manhattan Corp., 9.75%, 11/1/01..........     2,000,000       2,220,298
  Ford Motor Credit Co., 8.20%, 2/15/02..........     4,000,000       4,296,804
  GMAC, 5.75%, 11/10/03..........................     5,500,000       5,528,798
  Household Finance Corp., 6.50%, 11/15/08.......     1,500,000       1,560,212
                                                                   ------------
                                                                     39,530,806
                                                                   ------------
 Governments (Foreign) -- 0.5%
  Metropolis of Tokyo, 8.70%, 10/5/99............     2,250,000       2,304,511
  Ontario Province of Canada, Senior
   Unsubordinated Debenture, 7.38%, 1/27/03......     4,400,000       4,775,012
                                                                   ------------
                                                                      7,079,523
                                                                   ------------

    Pegasus Funds
140

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
 Industrial Goods & Services -- 0.9%
  Boeing Company, 7.95%, 8/15/24................   $ 1,730,000    $   2,035,864
  Case Corp., 6.25%, 12/1/03....................     4,000,000        3,998,367
  Dayton Hudson Corp., 7.88%, 6/15/23...........     1,800,000        1,937,970
  General Motors Corp., 8.80%, 3/1/21...........     2,695,000        3,472,993
  Monsanto Company, 8.20%, 4/15/25..............     1,500,000        1,619,504
                                                                  -------------
                                                                     13,064,698
                                                                  -------------
 Telecommunications -- 0.2%
  Bellsouth Telecommunications, 6.00%, 6/15/02..     3,500,000        3,582,642
                                                                  -------------
 Yankee & Eurodollar -- 0.7%
  Household Netherlands Bv, 6.20%, 12/1/03......     1,900,000        1,914,199
  Kingdom Of Belgium, 9.20%, 6/28/10............     2,000,000        2,630,626
  Province of Quebec, 9.13%, 8/22/01............     2,515,000        2,733,659
  Province of Quebec, 6.50%, 1/17/06............     2,500,000        2,604,725
  Province of Quebec, 6.29%, 3/6/26.............     1,000,000        1,083,728
                                                                  -------------
                                                                     10,966,937
                                                                  -------------
TOTAL CORPORATE BONDS...........................                     74,224,606
                                                                  -------------

U.S. GOVERNMENT AGENCY -- 0.3%
 Other U.S. Agencies -- 0.3%
  Federal Housing Administration, Project
   #07335307, 7.43%, 1/1/22.....................     1,951,621        1,932,105
  Federal Housing Administration, Greystone 96-
   2, 7.43%, 11/1/22............................     2,479,044        2,396,145
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY....................                      4,328,250
                                                                  -------------

U.S. GOVERNMENT AGENCY MORTGAGES -- 51.9%
 Federal Home Loan Mortgage Corp. -- 19.2%
  3.74%, 8/15/99, Series 1329, Class S, IF, IO*.     1,963,251           31,292
  7.50%, 4/1/02, Pool #200070...................       102,525          104,161
  2.09%, 9/15/04, Series 1982, Class SB, IF,
   IO*..........................................    37,492,553        1,009,847
  9.00%, 1/1/06, Series 1807, Class G...........     1,250,052        1,314,117
  1008.50%, 5/15/06, Series 1072, Class A, HB...        14,669          241,699
  1008.00%, 6/15/06, Series 1098, Class M, HB...         6,849          109,866
  4.50%, 3/15/07, Series 1295, Class JB.........     2,400,000        2,339,467
  981.86%, 6/15/07, Series 1298, Class L, IO....         9,000          188,620
  3.28%, 10/15/07, Series 1389, Class SA, IF*...       775,751          752,471
  5.50%, 10/15/07, Series 1640, Class A.........       538,630          536,365
  5.41%, 11/15/07, Series 1414, Class LA*.......     1,010,491          995,121
  8.52%, 11/15/07, Series 1414, Class LB, IF*...     2,787,562        2,803,983
  3.44%, 2/15/08, Series 1465, Class SA, IF,
   IO*..........................................     9,812,623          347,308
  0.00%, 4/15/08, Series 1854, Class C, PO......     1,861,577        1,659,234
  5.50%, 4/15/08, Series 1489, Class L..........       461,246          460,353
  6.00%, 4/15/08, Series 1531, Class K..........       642,443          643,635
  2.94%, 5/15/08, Series 1506, Class SD, IF,
   IO*..........................................    11,271,308          468,153
  4.60%, 5/15/08, Series 1606, Class LD, IF*....       377,589          364,980
  6.41%, 5/15/08, Series 1506, Class F*.........     1,009,413        1,010,864
  6.98%, 5/15/08, Series 1606, Class LC.........     1,675,484        1,706,061

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  8.65%, 5/15/08, Series 1506, Class S, IF*.....   $   208,807    $     216,050
  5.36%, 7/15/08, Series 1544, Class TA*........     3,439,134        3,411,283
  2.81%, 8/15/08, Series 1575, Class SB, IF*....       994,484          896,275
  5.33%, 8/15/08, Series 1564, Class FB.........       874,853          862,537
  5.23%, 8/15/08, Series 1565, Class K, IF*.....     1,478,681        1,411,350
  7.06%, 8/15/08, Series 1575, Class FB*........     2,983,452        3,089,796
  8.21%, 8/15/08, Series 1561, Class SC, IF*....       925,143          926,250
  6.00%, 9/15/08, Series 1586, Class A..........       831,254          830,898
  5.62%, 9/15/08, Series 1580, Class SC, IF*....     3,996,857        3,917,521
  0.00%, 10/15/08, Series 1900, Class I, PO.....     3,346,864        2,947,440
  0.00%, 10/15/08, Series 1946, Class L, PO.....     2,703,391        2,409,932
  0.00%, 10/15/08, Series 1967, Class PC, PO....     7,813,048        6,865,614
  5.51%, 10/15/08, Series 1587, Class FA*.......     1,012,130          989,392
  8.75%, 10/15/08, Series 1601, Class S, IF*....     2,008,448        2,052,296
  5.80%, 11/15/08, Series 1612, Class SD, IF*...     4,647,495        4,362,022
  5.91%, 11/15/08, Series 1604, Class SE, IF*...       935,165          929,567
  0.00%, 12/15/08, Series 1948, Class A, PO.....     3,015,568        2,558,442
  5.58%, 12/15/08, Series 1655, Class SA, IF*...       432,257          421,588
  5.86%, 12/15/08, Series 1647, Class FB*.......       556,938          548,354
  6.06%, 12/15/08, Series 1635, Class O*........     4,367,355        4,407,080
  6.06%, 12/15/08, Series 1624, Class FB*.......     2,265,710        2,276,841
  6.59%, 12/15/08, Series 2017, Class SE, IF*...     2,000,000        1,957,383
  6.71%, 12/15/08, Series 1655, Class F*........     1,176,661        1,192,119
  7.68%, 12/15/08, Series 1647, Class SB, IF*...     1,564,223        1,566,119
  8.50%, 12/15/08, Series 1625, Class SD, IF*...     2,500,000        2,558,662
  0.00%, 2/15/09, Series 1679, Class N, PO......     1,607,800        1,330,298
  6.38%, 2/15/09, Series 1796, Class S, IF*.....     1,000,000          946,458
  6.40%, 2/15/09, Series 1679, Class O..........     1,997,620        2,017,455
  6.11%, 3/15/09, Series 1900, Class FA*........     9,590,775        9,621,463
  9.70%, 3/15/09, Series 1698, Class SC, IF*....     2,673,009        2,751,300
  6.36%, 4/15/09, Series 1716, Class F*.........     2,524,525        2,545,045
  2.94%, 3/15/12, Series 1933, Class SJ, IF,
   IO*..........................................    24,366,048        1,768,710
  6.30%, 1/15/13, Series 2025, Class PE.........     5,300,000        5,358,945
  2.59%, 10/15/13, Series 1595, Class S, IF,
   IO*..........................................     6,999,605          186,863
  7.00%, 10/15/13, Series 1595, Class D.........     1,471,502        1,509,346
  12.00%, 8/1/15, Pool #170269..................       870,148          998,217
  7.50%, 7/1/16, Pool #274081...................        40,882           41,932
  2.69%, 7/15/16, Series 1930, Class SJ, IF,
   IO*..........................................    13,053,946          907,865
  7.50%, 4/1/17, Pool #289711...................        67,198           68,920
  6.75%, 3/15/19, Series 1370, Class F..........       253,939          254,428
  4.00%, 3/25/19, Series 10, Class F............     2,000,000        1,974,959
  12.00%, 7/1/19, Pool #555238..................       385,688          442,453
  9.50%, 7/15/19, Series 11, Class D............     3,000,000        3,159,284
  9.40%, 8/15/19, Series 23, Class E............        43,851           43,832
  6.50%, 11/15/19, Series 1418, Class B.........     1,564,911        1,570,772
  7.00%, 11/15/19, Series 1051, Class D.........       104,619          104,708
  7.50%, 1/15/20, Series 1297, Class H..........     2,113,504        2,146,537
  6.50%, 2/15/20, Series 1483, Class E..........     3,407,500        3,423,260

    Pegasus Funds
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  9.50%, 4/15/20, Series 22, Class C............   $ 1,104,876    $   1,199,144
  9.60%, 4/15/20, Series 23, Class F............     1,575,000        1,679,610
  84.00%, 5/15/20, Series 41, Class I, HB.......        57,939          155,215
  10.00%, 6/15/20, Series 47, Class F...........       402,731          423,914
  5.00%, 11/15/20, Series 1190, Class G.........     1,033,215        1,030,131
  9.50%, 1/15/21, Series 99, Class Z............       879,958          938,205
  1066.21%, 2/15/21, Series 1045, Class G, IO...         2,298           42,087
  9.00%, 4/15/21, Series 1065, Class J..........     1,508,384        1,593,761
  5.91%, 5/15/21, Series 1602, Class SP, IF*....     1,253,830        1,238,932
  6.50%, 5/15/21, Series 1602, Class T..........     2,686,778        2,672,408
  6.51%, 5/15/21, Series 1084, Class F*.........     1,549,057        1,565,632
  15.10%, 5/15/21, Series 1079, Class S, IF*....       590,002          678,703
  20.20%, 5/15/21, Series 1084, Class S, IF*....     1,084,340        1,345,352
  5.50%, 8/15/21, Series 1116, Class I..........     2,000,000        1,957,526
  8.50%, 9/15/21, Series 1144, Class KB.........     1,836,326        1,897,997
  7.50%, 11/15/21, Series 1378, Class JZ........     3,703,378        3,881,844
  1167.78%, 11/15/21, Series 1172, Class L, HB..         9,909          213,496
  7.75%, 12/15/21, Series 1347, Class HB........     1,244,970        1,279,832
  7.00%, 12/20/21, Series1956, Class A..........     3,137,641        3,161,708
  510.48%, 1/15/22, Series 1196, Class B, IF,
   IO*..........................................        39,749          328,437
  0.00%, 2/15/22, Series 1987, Class W, PO......     5,000,000        3,874,969
  8.00%, 2/15/22, Series 1212, Class IZ.........     4,225,804        4,575,864
  9.00%, 8/15/22, Series 134, Class B, IO.......       540,093           91,423
  7.00%, 5/15/22, Series 1250, Class J..........     1,550,000        1,583,455
  7.85%, 7/15/22, Series 1523, Class S, IF*.....     2,509,015        2,503,749
  6.25%, 9/15/22, Series 1591, Class FH*........     2,500,000        2,677,791
  5.86%, 10/15/22, Series 1646, Class MB*.......     2,045,364        2,043,748
  8.50%, 10/15/22, Series 1646, Class MD, IF*...     1,893,856        1,901,610
  0.00%, 11/15/22, Series 2002, Class A, PO.....     8,800,000        6,848,146
  6.21%, 12/15/22, Series 1483, Class FB*.......     3,747,868        3,766,025
  6.86%, 12/15/22, Series 1435, Class FA*.......     2,146,179        2,160,134
  6.24%, 1/15/23, Series 1603, Class IF*........     7,000,000        7,084,386
  4.15%, 1/25/23, Series G-48, Class BE, IF,
   IO*..........................................     9,759,542          380,574
  5.76%, 2/15/23, Series 1470, Class F*.........       956,516          946,341
  6.71%, 4/15/23, Series 1498, Class I*.........     1,250,000        1,300,469
  6.12%, 4/25/23, Series G-13, Class SA, IF*....       675,976          663,071
  6.07%, 5/15/23, Series 1694, Class SE, IF*....       676,577          677,724
  6.46%, 5/15/23, Series 1669, Class KE*........     1,394,397        1,406,934
  7.00%, 5/15/23, Series 1505, Class Q..........     2,900,000        2,939,192
  782.71%, 5/15/23, Series 204, Class E, IF,
   IO*..........................................        18,107          257,259
  7.70%, 6/15/23, Series 1608, Class SD, IF*....     1,391,946        1,416,083
  8.03%, 6/15/23, Series 1633, Class SB, IF*....     3,924,409        3,906,130
  8.33%, 7/15/23, Series 1543, Class JC, IF*....     1,500,000        1,356,222
  10.00%, 7/15/23, Series 1546, Class SD, IF*...       438,836          432,194
  4.53%, 8/15/23, Series 1611, Class JB, IF*....     2,000,000        1,693,104
  6.13%, 8/15/23, Series 1611, Class JA*........     2,100,000        2,253,188
  6.26%, 8/15/23, Series 1570, Class F*.........     1,282,721        1,285,207
  7.00%, 8/15/23, Series 1681, Class K..........       617,497          619,012

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  3.74%, 9/15/23, Series 1583, Class NS, IF*....   $   354,645    $     346,734
  6.25%, 9/15/23, Series 1589, Class Z..........    14,421,131       13,836,200
  6.00%, 10/15/23, Series 1602, Class O.........     2,763,000        2,770,475
  8.83%, 10/15/23, Series 1689, Class SD, IF*...     2,225,000        2,265,466
  9.48%, 10/15/23, Series 1859, Class SB, IF,
   IO*..........................................    11,102,764        1,465,349
  6.21%, 10/15/23, Series 1927, Class F*........     2,703,091        2,707,884
  6.00%, 11/25/23, Series 1685, Class Z.........     3,338,655        3,174,146
  7.85%, 11/15/23, Series 1619, Class SC, IF*...     4,515,586        4,514,525
  8.50%, 11/15/23, Series 1619, Class SD, IF*...     1,657,040        1,662,222
  4.97%, 12/15/23, Series 1628, Class S, IF*....     2,550,000        2,211,458
  5.80%, 12/15/23, Series 1825, Class C.........     2,000,000        1,992,863
  8.93%, 12/15/23, Series 1854, Class SE, IF,
   IO*..........................................     9,886,816        1,194,966
  10.13%, 12/15/23, Series 1633, Class SE, IF*..     1,278,652        1,323,698
  0.00%, 2/15/24, Series 1700, Class GA, PO.....    11,008,085        8,649,266
  6.72%, 2/15/24, Series 1686, Class SH, IF*....     1,535,892        1,465,485
  7.38%, 2/15/24, Series 1686, Class SL, IF*....       769,725          768,231
  7.00%, 3/15/24, Series 1706, Class LA.........     1,589,761        1,605,183
  1.88%, 4/25/24, Series 29, Class SD, IF, IO*..     9,559,692          229,730
  6.13%, 4/25/24, Series G-29, Class FE*........     3,023,367        3,022,432
  10.00%, 5/15/24, Series 1987, Class SI, IF*...     2,913,591        2,965,844
  7.50%, 8/15/24, Series 1745, Class D..........     3,043,499        3,197,281
  7.50%, 2/15/26, Series 1935, Class CB.........     3,500,000        3,600,262
  6.00%, 5/15/27, Series 1981, Class Z..........     6,498,427        6,300,769
  7.00%, 10/15/27, Series 1995, Class EJ, IO....     6,287,486          992,458
  7.00%, 3/15/28, Series 2038, Class PN, IO.....    27,458,616        5,650,827
  7.50%, 5/15/28, Series 2054, Class PV.........     9,468,000        9,962,389
                                                                  -------------
                                                                    289,669,539
                                                                  -------------
 Federal National Mortgage Assoc. -- 23.6%
  542.70%, 1/25/99, Series 92-13, Class S, HB,
   IF*..........................................         1,802            2,246
  6.35%, 3/1/99, Pool #160330...................     1,284,392        1,282,363
  11.69%, 6/25/99, Series 92-85, Class S, IF*...     1,555,270        1,588,771
  2.84%, 11/25/99, Series 92-199, Class S, IF,
   IO*..........................................     5,135,547          108,211
  758.75%, 1/25/06, Series 91-4, Class N, HB....         4,218           53,664
  1008.25%, 4/25/06, Series 91-33, Class J, HB..         3,888           63,722
  3.34%, 8/25/06, Series 93-8, Class SB, IF,
   IO*..........................................     4,457,810          140,833
  6.00%, 8/25/06, Series 93-188, Class WA, IO...     2,749,200          140,797
  0.00%, 9/25/06, Series 96-46, Class PE, PO....     2,574,772        2,344,334
  8.32%, 5/25/07, Series 93-175, Class S, IF*...     3,470,939        3,470,541
  7.50%, 9/25/07, Series 92-135, Class LC.......     1,000,000        1,030,059
  8.21%, 11/25/07, Series 93-174, Class SB, IF*.     1,510,313        1,508,566
  0.00%, 2/25/08, Series 96-24, Class K, PO.....     5,275,000        4,879,382
  5.56%, 5/25/08, Series 93-63, Class FA*.......     1,371,341        1,343,691
  5.66%, 5/25/08, Series 93-72, Class F*........     2,500,000        2,452,457
  6.41%, 5/25/08, Series 93-59, Class FA*.......     3,970,000        4,046,547
  6.66%, 5/25/08, Series 93-55, Class FA*.......    12,000,000       12,132,712
  5.61%, 6/25/08, Series 93-107, Class F*.......       956,087          934,236
  5.66%, 8/25/08, Series 93-209, Class KB.......     2,449,877        2,441,633

    Pegasus Funds
144

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  5.71%, 8/25/08, Series 93-129, Class FB*......   $ 1,000,000    $     980,307
  12.05%, 8/25/08, Series 93-134, Class SA, IF*.     3,019,200        3,096,130
  0.00%, 9/25/08, Series 96-20, Class L, PO.....     2,954,955        2,557,772
  0.00%, 9/25/08, Series 96-39, Class J, PO.....     6,599,000        5,192,874
  5.46%, 9/25/08, Series 93-170, Class FA*......       788,429          780,187
  5.71%, 9/25/08, Series 93-175, Class FE*......     2,000,000        1,958,051
  9.25%, 9/25/08, Series 93-186, Class SA, IF*..     2,482,426        2,578,928
  0.00%, 10/25/08, Series 96-24, Class B, PO....     3,800,000        3,016,024
  5.66%, 10/25/08, Series 93-196, Class FA*.....     5,250,438        5,170,147
  256.00%, 11/1/08, Series K, Class 2, IO.......       262,831        1,503,642
  0.00%, 12/25/08, Series 98-27, Class B, PO....     4,000,000        3,168,672
  6.00%, 12/25/08, Series 93-214, Class L.......       411,297          411,369
  6.76%, 12/25/08, Series 93-221, Class FH*.....     2,000,000        2,064,027
  9.50%, 12/25/08, Series 93-221, Class SE*.....       973,349        1,032,496
  5.86%, 1/25/09, Series 94-12, Class FB*.......       199,542          197,564
  7.13%, 1/25/09, Series 94-12, Class SB, IF*...     1,343,554        1,337,237
  5.00%, 2/25/09, Series 96-46, Class A.........       206,436          205,636
  6.06%, 3/25/09, Series 94-33, Class F*........       513,561          515,265
  5.66%, 3/25/09, Series 94-32, Class F*........     1,274,427        1,254,724
  5.76%, 3/25/09, Series 94-33, Class FA*.......     2,910,683        2,851,089
  6.50%, 3/25/09, Series 95-13, Class B.........     2,962,732        2,970,804
  8.32%, 3/25/09, Series 94-32, Class S, IF*....     3,993,204        4,054,969
  7.90%, 9/25/09, Series G93-22, Class SA, IF*..       722,402          723,308
  7.15%, 10/17/09, Series 97-M1, Class B........     3,750,000        3,900,694
  6.50%, 12/25/10, Series 96-7, Class C.........       999,945          997,731
  5.25%, 11/25/13, Series 93-220, Class SD, IF*.     2,087,684        2,031,188
  9.85%, 8/25/14, Series 89-34, Class E.........        44,833           44,759
  12.50%, 1/1/16, Pool #303306..................       934,722        1,061,110
  6.06%, 5/25/16, Series 93-156, Class FA*......     6,085,704        6,088,678
  6.16%, 3/25/17, Series 96-27, Class FA*.......     1,895,656        1,902,075
  7.00%, 4/1/17, Pool #44699....................       126,126          129,106
  10.00%, 9/1/17, Series 23, Class 2, IO........       632,977          132,075
  9.40%, 10/25/17, Series 88-17, Class B........         8,204            8,181
  9.25%, 4/25/18, Series 88-7, Class Z..........       371,990          389,376
  9.00%, 5/1/18, Pool # 426836..................     2,386,662        2,558,326
  0.00%, 5/25/18, Series 97-32, Class AP, PO....       844,018          826,849
  3.84%, 6/25/18, Series 92-206, Class FA*......     3,484,000        3,295,980
  6.13, 1/1/19, Pool #70226*....................       392,263          386,870
  7.25, 3/1/19, Pool #116612*...................     1,260,496        1,281,130
  10.50%, 3/25/19, Series 50, Class 2, IO.......        78,188           15,786
  5.00%, 5/25/19, Series 93-19, Class G.........     2,728,737        2,713,085
  6.50%, 6/25/19, Series G93-19, Class K........       810,997          813,337
  0.00%, 10/25/19, Series 89-73, Class C, PO....       460,076          442,988
  5.36%, 10/25/19, Series 93-156, Class SD, IF*.     1,250,000        1,214,110
  8.00%, 10/25/19, Series 89-70, Class G........     2,000,000        2,075,642
  8.50%, 11/25/19, Series 89-83, Class H........     1,909,425        1,975,492
  9.00%, 11/25/19, Series 89-89, Class H........     2,224,516        2,362,853
  9.40%, 11/25/19, Series 89-78, Class H........     1,409,627        1,499,262

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  8.80%, 1/25/20, Series 90-1, Class D..........   $ 1,724,827    $   1,811,178
  0.00%, 5/18/20, Series 97-40, Class PC, PO....     3,504,889        3,191,828
  5.50%, 6/25/20, Series 90-60, Class K.........       420,571          411,110
  6.00%, 6/25/20, Series G93-13, Class G........     1,382,088        1,381,100
  9.50%, 6/25/20, Series 90-63, Class H.........       795,588          837,486
  0.00%, 7/25/20, Series G93-23, Class A, PO....     1,926,121        1,882,872
  5.50%, 8/25/20, Series 90-93, Class G.........       844,498          825,982
  6.50%, 8/25/20, Series 90-102, Class J........     2,101,375        2,109,455
  505.00%, 8/25/20, Series 90-94, Class H, HB...        17,733          174,292
  1118.04%, 8/25/20, Series 90-95, Class J, HB..        11,542          252,101
  6.00%, 10/25/20, Series 92-204, Class B.......     4,040,954        4,037,539
  9.00%, 10/25/20, Series 90-120, Class H.......     4,025,000        4,241,101
  13.12%, 11/25/20, Series 90-134, Class SC,
   IF*..........................................       477,701          549,355
  6.50%, 12/25/20, Series 97-85, Class L, IO....    19,013,101        2,008,137
  652.15%, 12/25/20, Series 90-140, Class K, HB.        13,088          201,393
  2.94%, 1/25/21, Series 93-165, Class SX, IF*..     1,029,960          979,640
  908.50%, 2/25/21, Series 91-7, Class K, HB....         3,337           55,435
  5.00%, 3/25/21, Series 91-24, Class Z.........     2,266,772        2,189,849
  8.50%, 6/25/21, Series 91-144, Class PZ.......     2,733,072        2,795,778
  499.87%, 6/25/21, Series G-17, Class S, HB,
   IF*..........................................        65,319          774,606
  7.50%, 9/25/21, Series 91-126, Class ZB.......       972,843          990,322
  8.00%, 9/25/21, Series G92-31, Class W........     2,502,011        2,587,635
  0.00%, 10/25/21, Series 97-32, Class C, PO....     4,400,000        4,186,539
  6.50%, 2/25/09, Series 94-30, Class LA........       562,668          565,525
  7.00%, 10/25/21, Series 92-124, Class PJ......     3,623,000        3,660,312
  5.00%, 11/25/21, Series G92-66, Class JB......     4,500,000        4,360,166
  7.88%, 11/25/21, Series 92-215, Class PM......     1,600,000        1,666,574
  6.00%, 12/25/21, Series G92-59, Class C.......     1,994,705        1,990,486
  6.46%, 1/25/22, Series 93-79, Class FE*.......     1,500,000        1,524,572
  7.00%, 1/25/22, Series G92-15, Class Z........     2,013,928        2,111,955
  8.55%, 3/25/22, Series 93-189, Class SH, IF*..     2,000,000        2,043,935
  5.31%, 4/25/22, Series 92-143, Class FI, IF*..     4,075,065        4,027,163
  6272.33%, 5/25/22, Series G92-27, Class SQ,
   HB, IF*......................................         3,864          521,474
  7.00%, 7/25/22, Series G92-42, Class Z........     2,735,865        2,768,982
  7.50%, 7/25/22, Series G92-35, Class E........     9,000,000        9,475,642
  1184.78%, 7/25/22, Series G92-35, Class G, IO.        17,362          459,666
  6.50%, 8/25/22, Series 96-59, Class J.........     5,000,000        5,012,051
  0.00%, 9/25/22, Series 97-70, Class PO, PO....     5,000,000        3,840,889
  5.50%, 9/25/22, Series 92-143, Class MA.......     3,500,000        3,372,184
  7.75%, 9/25/22, Series 92-163, Class M........     2,000,000        2,107,652
  5.46%, 10/25/22, Series G92-59, Class F*......     3,581,760        3,497,806
  5.86%, 10/25/22, Series G92-61, Class FJ*.....     4,214,164        4,180,847
  7.00%, 10/25/22, Series G92-61, Class Z.......       922,781          928,579
  10.05%, 10/25/22, Series 92-201, Class SB,
   IF*..........................................     1,552,238        1,641,087
  2.72%, 11/25/22, Series 93-38, Class S, IF,
   IO*..........................................       241,554            1,269
  6.75%, 12/25/22, Series 93-46, Class O........     1,263,082        1,266,240
  8.94%, 12/25/22, Series X, Class VO, IF*......     1,600,000        1,649,776
  5.75%, 1/25/23, Series 93-247, Class AB.......     1,510,011        1,503,601

    Pegasus Funds
146

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  7.90%, 1/25/23, Series G93-1, Class KA........   $ 2,400,000    $   2,615,430
  0.00%, 2/25/23, Series G93-12, Class C, PO....     3,497,768        3,319,456
  6.25%, 2/25/23, Series 93-12, Class S.........     2,618,625           80,863
  6.50%, 2/25/23, Series 93-5, Class Z..........     2,043,401        2,052,952
  490.10%, 2/25/23, Series 93-12, Class SB, IF,
   IO*..........................................        18,495           85,190
  6.00%, 3/25/23, Series 93-32, Class K.........       408,061          402,647
  6.50%, 3/25/23, Series G93-14, Class J........     1,484,000        1,498,089
  7.70%, 3/25/23, Series 93-21, Class KA........     1,850,000        1,975,187
  7.50%, 4/1/23, Series 218, Class 2, IO........     4,582,910          738,428
  0.00%, 4/25/23, Series 98-4, Class C, PO......     4,416,450        3,855,896
  3.59%, 4/25/23, Series 93-44, Class S, IF,
   IO*..........................................     2,568,393           94,823
  5.50%, 4/25/23, Series 93-58, Class J.........       359,149          354,302
  6.50%, 5/25/23, Series 93-155, Class LA.......       959,433          962,014
  6.75%, 5/25/23, Series 93-94, Class K.........       281,386          281,169
  0.00%, 6/25/23, Series 93-257, Class C, PO....    17,500,000       12,234,072
  1.54%, 5/25/23, Series 94-82, Class SA, IF,
   IO*..........................................    17,996,841          452,586
  5.76%, 6/25/23, Series 93-160, Class FE*......       993,676          990,813
  3.24%, 7/25/23, Series 93-113, Class S, IF,
   IO*..........................................     4,338,234          152,572
  0.00%, 8/25/23, Series 93-152, Class D, PO....         1,885            1,878
  2.34%, 8/25/23, Series 94-36, Class SG, IF,
   IO*..........................................     7,651,123          181,599
  2.84%, 8/25/23, Series G93-27, Class SE*......     1,041,568          926,161
  5.82%, 8/25/23, Series 93-139, Class SG, IF*..     2,964,450        2,838,227
  9.27%, 8/25/23, Series 93-113, Class SE, IF*..       937,927          923,345
  3.00%, 9/25/23, Series 93-193, Class B........     5,607,264        5,390,339
  3.34%, 9/25/23, Series 93-155, Class SB, IF,
   IO*..........................................     7,037,792          214,230
  10.00%, 9/25/23, Series 93-187, Class SA, IF*.       749,111          754,730
  5.76%, 10/25/23, Series 93-198, Class FA*.....       891,235          888,582
  6.21%, 10/25/23, Series 93-199, Class FA*.....     8,000,000        8,093,537
  0.00%, 11/25/23, Series 94-8, Class G, PO.....     1,860,424        1,727,108
  4.05%, 11/25/23, Series 93-207, Class SC, IF*.     3,020,124        2,848,742
  5.70%, 11/25/23, Series 97-20, Class SA, IF*..     3,054,459        2,705,889
  10.00%, 11/25/23, Series 93-206, Class SD,
   IF*..........................................     1,250,000        1,195,863
  0.00%, 12/25/23, Series 97-24, Class PQ, PO...     6,842,268        5,837,925
  6.26%, 12/25/23, Series 93-230, Class FA*.....     4,305,229        4,291,527
  5.96%, 12/25/23, Series 93-223, Class FB*.....     6,897,693        6,885,821
  6.75%, 12/25/23, Series 94-55, Class G........     3,000,000        3,043,100
  7.90%, 12/25/23, Series 93-223, Class SB, IF*.     2,987,932        2,980,702
  7.00%, 1/1/24, Pool #50966....................     1,434,247        1,466,346
  5.00%, 1/25/24, Series 94-19, Class C.........       454,568          452,707
  6.06%, 3/25/24, Series 94-39, Class F*........       901,928          901,545
  7.65%, 3/25/24, Series 94-39, Class S, IF*....       346,895          349,582
  6.16%, 4/25/24, Series 94-76, Class FA*.......       247,833          248,185
  10.00%, 4/25/24, Series 94-63, Class T, IF*...       799,901          762,760
  7.00%, 11/17/24, Series G94-13, Class ZB......     2,620,077        2,621,702
  8.80%, 1/25/25, Series G95-1, Class C.........     1,597,702        1,819,427
  9.00%, 4/1/26, Pool #446278...................     1,847,307        1,967,535
  7.50%, 8/18/26, Series 97-29, Class PL, IO....     7,875,000        1,628,278
  7.50%, 3/18/27, Series 97-22, Class PI, IO....     7,500,000        1,184,108

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
  1.84%, 3/25/27, Series 97-20, Class IO, IO*...   $41,981,685    $   1,540,929
  7.50%, 4/18/27, Series 97-27, Class J.........     1,965,843        2,046,614
  7.50%, 4/20/27, Series 97-29, Class J.........     5,500,000        5,693,251
  7.50%, 5/20/27, Series 97-39, Class PD........     8,000,000        8,364,327
  6.13%, 9/1/27, Pool #54844*...................     4,277,234        4,302,481
  7.00%, 11/18/27, Series 97-81, Class PI, IO...    23,862,480        3,525,040
  9.50%, 07/01/28, Pool # 457268................     2,937,695        3,152,243
  6.12%, 3/1/29, Pool #303532*..................     4,436,715        4,463,292
                                                                  -------------
                                                                    358,751,982
                                                                  -------------
 Government National Mortgage Assoc. -- 9.1%
  8.50%, 7/15/08, Pool #023594..................       264,737          283,179
  7.00%, 8/16/13, Series 96-22, Class VB........     2,000,000        2,073,337
  9.00%, 12/15/16, Pool #190923.................       247,547          266,900
  0.00%, 5/20/17, Series 1, Class A.............       143,056          130,155
  3.04%, 12/16/20, Series 96-26, Class S, IF,
   IO*..........................................    15,267,826          382,283
  9.00%, 11/20/21, Series 96-15, Class OB.......     4,528,250        4,583,989
  8.00%, 9/15/22, Pool #297628..................     1,904,918        1,985,794
  2.94%, 10/16/22, Series 94-4, Class SA, IF,
   IO*..........................................     4,831,568          198,427
  7.50%, 11/15/22, Pool #313110.................     1,510,726        1,559,505
  7.50%, 3/15/23, Pool #345288..................       461,800          476,684
  7.49%, 7/16/24, Series 94-3, Class PQ.........     8,000,000        8,506,220
  7.99%, 7/16/24, Series 94-4, Class KQ.........     7,000,000        7,509,235
  8.50%, 5/20/25, Pool #2006....................     8,529,202        9,034,575
  7.50%, 9/17/25, Series 98-26, Class K.........     5,000,000        5,195,971
  8.00%, 12/20/25, Pool #2141...................       777,914          804,726
  7.50%, 4/18/26, Series 97-8, Class PD.........     4,000,000        4,147,602
  8.00%, 6/20/26, Pool #2334....................     2,205,293        2,281,056
  7.50%, 8/16/26, Series 96-16, Class E.........    11,000,000       11,572,073
  8.00%, 8/20/26, Pool #2270....................     1,808,291        1,870,415
  8.00%, 9/20/26, Pool #2285....................     2,063,973        2,134,881
  8.00%, 11/20/26, Pool #2324...................     2,391,144        2,473,292
  7.50%, 5/16/27, Series 97-8, Class PN.........    12,272,000       12,791,727
  7.50%, 7/20/27, Series 97-11, Class D.........     6,100,000        6,295,293
  8.00%, 10/20/27, Pool #2499...................     4,285,811        4,436,434
  8.00%, 11/20/27, Pool #2512...................     4,066,505        4,209,421
  8.00%, 12/20/27, Pool #2525...................     2,649,251        2,742,358
  7.50%, 2/20/28, Pool #2549....................     6,281,653        6,449,339
  8.00%, 5/15/28, Pool # 476291.................     1,457,155        1,515,598
  8.00%, 5/15/98, Pool #456883..................       937,638          975,244
  8.00%, 5/15/28, Pool #460372..................     1,541,812        1,603,650
  7.50%, 7/15/28, Pool #481872..................     2,148,065        2,217,436
  8.00%, 7/15/28, Pool #468066..................     1,720,576        1,789,583
  8.50%, 8/15/28, Pool #468149..................     2,992,205        3,112,214
  7.50%, 9/15/28, Pool #486537..................     5,693,959        5,877,843
  7.50%, 9/20/28, Pool #2646....................    13,594,347       13,957,243
  8.00%, 9/20/28, Pool #2647....................     2,428,235        2,513,483
                                                                  -------------
                                                                    120,383,023
                                                                  -------------

    Pegasus Funds
148

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                 Principal Amount Market Value
                                                 ---------------- -------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES..........                  $ 786,378,686
                                                                  -------------

U.S. GOVERNMENT AGENCY SECURITIES -- 0.1%
 Other U.S. Agencies -- 0.1%
  Federal Housing Administration, Merrill Lynch
   Project, 7.43%, 8/1/20.......................   $  1,227,541       1,206,059
                                                                  -------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES.........                      1,206,059
                                                                  -------------

U.S. TREASURY OBLIGATIONS -- 32.7%
 U.S. Treasury Bonds -- 24.4%
  10.75%, 5/15/03...............................      1,000,000       1,234,060
  11.13%, 8/15/03...............................      3,500,000       4,417,105
  11.63%, 11/15/04..............................      5,000,000       6,734,350
  10.38%, 11/15/09..............................     16,330,000      20,876,893
  11.75%, 2/15/10...............................        800,000       1,088,250
  12.75%, 11/15/10..............................    159,270,000     231,339,676
  10.38%, 11/15/12..............................     38,815,000      53,552,667
  12.50%, 8/15/14...............................      1,300,000       2,088,333
  9.88%, 11/15/15...............................      1,000,000       1,504,060
  7.50%, 11/15/16...............................      7,395,000       9,185,995
  8.75%, 5/15/17................................      9,945,000      13,834,390
  7.88%, 2/15/21................................      2,500,000       3,287,900
  3.63%, 4/15/28................................     18,149,997      17,690,584
                                                                  -------------
                                                                    366,834,263
                                                                  -------------
 U.S. Treasury Inflation Protected Bonds -- 1.1%
  3.63%, 7/15/02................................     10,495,283      10,416,568
  3.38%, 1/15/07................................      7,141,976       6,903,148
                                                                  -------------
                                                                     17,319,716
                                                                  -------------
 U.S. Treasury Notes -- 0.8%
  7.50%, 11/15/01...............................      6,800,000       7,312,108
  5.75%, 8/15/03................................      1,250,000       1,305,275
  3.63%, 1/15/08................................      4,060,240       3,982,852
                                                                  -------------
                                                                     12,600,235
                                                                  -------------
 U.S. Treasury STRIPS -- 6.4%
  2/15/01.......................................      2,450,000       2,224,478
  2/15/11.......................................     12,025,000       6,418,584
  5/15/11.......................................      9,338,000       4,903,010
  11/15/11......................................      8,900,000       4,527,252
  2/15/12.......................................      9,555,000       4,784,189
  2/15/13.......................................     14,200,000       6,670,876
  5/15/13.......................................     10,594,000       4,900,954
  8/15/13.......................................      3,500,000       1,592,850
  2/15/14.......................................     40,000,000      17,655,199
  11/15/14......................................      2,000,000       1,142,740
  2/15/15.......................................      2,000,000         830,380
  5/15/17.......................................     10,420,000       3,786,315

                                                                Pegasus Funds

Pegasus Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                Principal Amount  Market Value
                                                ----------------  ------------
  8/15/17......................................   $33,315,000    $   11,938,430
  5/15/18......................................    26,820,000         9,187,996
  11/15/18.....................................    49,840,000        16,560,337
                                                                 --------------
                                                                     97,123,590
                                                                 --------------
TOTAL U.S. TREASURY OBLIGATIONS ...............                     493,877,804
                                                                 --------------

REPURCHASE AGREEMENTS -- 0.9%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $4,225,000 U.S. Treasury
   Notes, 1/31/99, 5.88%, market value
   $4,331,000 and $7,265,000 U.S. Treasury
   Bonds, 2/15/20, 8.50%, market value
   $10,286,000)................................    14,326,000        14,326,000
                                                                 --------------
TOTAL REPURCHASE AGREEMENTS....................                      14,326,000
                                                                 --------------
TOTAL -- 99.5%.................................                  $1,505,571,899
                                                                 ==============
 (Cost $1,429,360,928)

Percentages indicated are based on net assets of $1,512,580,420.
 * The interest rate for these bonds changes periodically based on an underlying benchmark (ie PRIME, LIBOR, etc). The rate reflected in the Schedule of Portfolio Investments is the rate in effect as of December 31, 1998.
(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

   Collateralized Mortgage Obligations (CMO) are debt securities issued by U.S. government agencies, or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture.
   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index. Interest Only (IO) represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
   High Coupon Bonds (HB) (a.k.a "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.
   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
(b) The book cost of certain IO and HB securities includes a write down in the amount of $5,725,668 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.
(c) Security Exempt from registration under rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                               Percentage
              Acquisition            Carrying Value                             of Total
   Holding       Date*       Par        Per Unit    Original Cost Market Value Investments
   -------    ----------- ---------- -------------- ------------- ------------ -----------
  Case Corp.    12/2/98   $4,000,000     $99.96      $3,985,040    $3,998,368     0.27%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

    Pegasus Funds
150

Pegasus Short Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
ASSET BACKED SECURITIES -- 23.9%
  Arcadia Automobile Receivables Trust, Series
   97-B, Class A3, 6.30%, 7/16/01................   $    431,285   $    433,422
  Arcadia Automobile Receivables Trust, Series
   97-B, Class A4, 6.50%, 6/17/02................        700,000        711,568
  Arcadia Automobile Receivables Trust, Series
   97-C, Class A4, 6.38%, 1/15/03................        110,000        112,301
  Arcadia Automobile Receivables Trust, Series
   98-A, Class A4, 6.00%, 11/15/03...............      1,000,000      1,006,455
  Arcadia Automobile Receivables Trust, Series
   97-C, Class A5, 6.55%, 6/15/05................      1,750,000      1,804,145
  BA Mortgage Securities Inc., Series 98-2, Class
   1A10, 6.60%, 6/25/28..........................      1,600,000      1,606,792
  Case Equipment Loan Trust, Series 95-A, Class
   A, 7.30%, 3/15/02.............................         88,802         88,938
  Case Equipment Loan Trust, Series 95-B, Class
   A3, 6.15%, 9/15/02............................         20,229         20,264
  Case Equipment Loan Trust, Series 98-B, Class
   A3, 5.81%, 5/15/03............................        745,000        751,336
  Case Equipment Loan Trust, Series 96-B, Class
   A3, 6.65%, 9/15/03............................        284,088        286,576
  Chase Credit Card Trust, Series 97-2, Class A,
   6.30%, 4/15/03................................      1,930,000      1,963,071
  Chase Manhattan Auto Owner Trust, Series 97-B,
   Class A3, 6.35%, 2/15/01......................        890,000        897,587
  Chase Manhattan Auto Owner Trust, Series 97-A,
   Class A5, 6.50%, 12/17/01.....................        375,000        384,178
  Chevy Chase Auto Receivables Trust, Series 97-
   3, Class A, 6.20%, 3/20/04....................      1,182,184      1,193,752
  Chevy Chase Auto Receivables Trust, Series 98-
   2, ClassA, 5.91%, 4/15/00.....................      1,705,655      1,731,529
  Citicorp Mortgage Securities, Inc., Series 94-
   9, Class A3, 5.75%, 6/25/09...................      2,040,000      2,038,297
  Citicorp Mortgage Securities, Inc., Series 89-
   16, Class A-1, 5.82%, 4/1/19..................        249,291        248,512
  Collateralized Mortgage Obligation Trust,
   Series 12, Class D, 9.50%, 2/1/17.............        184,987        183,241
  Collateralized Mortgage Securities Corp.,
   Series 88-2, Class B, 8.80%, 4/20/19..........        211,208        221,211
  Contimortgage Home Equity Loan Trust, Series
   95-2, Class 4A, 8.05%, 7/15/02................      3,881,129      3,948,602
  Contimortgage Home Equity Loan Trust, Series
   96-4 Class A6, 6.71%, 6/15/14.................        650,000        661,092
  CPS Auto Trust, Series 98-3, Class A4, 6.08%,
   10/15/03......................................      1,000,000      1,024,445
  Discover Card Master Trust, Series 93-2, Class
   A, 5.40%, 11/16/01............................        295,833        296,202
  Discover Card Master Trust, Series 98-2, Class
   A, 5.80%, 9/16/03.............................      1,875,000      1,889,063
  Discover Card Master Trust I, Series 95-2,
   Class A, 6.55%, 2/18/03.......................      1,550,000      1,580,744
  Discover Card Trust, Series 93-B, Class A,
   6.75%, 2/16/02................................      1,000,000      1,013,825
  First Security Auto Grantor Trust, Series 98A,
   Class A, 5.97%, 4/15/04.......................        706,447        712,307
  Ford Credit Auto Owner Trust, Series 96-A,
   Class A4, 6.75%, 9/15/00......................        586,585        591,674
  Ford Credit Auto Owner Trust, Series 96-B,
   Class A4, 6.30%, 1/15/01......................      1,374,000      1,387,032
  Ford Credit Auto Owner Trust, Series 97-B,
   Class A3, 6.05%, 4/15/01......................        200,000        201,427
  Ford Credit Auto Owner Trust, Series 98, Class
   A3, 5.65%, 10/15/01...........................        380,000        381,986
  Ford Credit Auto Owner Trust, Series 98-C,
   Class A4, 5.81%, 3/15/02......................      1,000,000      1,009,235
  Greentree Collateralized Mortgage Obligations,
   Series 1997-3, Class A2, 6.49%, 7/15/28.......      1,323,317      1,324,971
  Key Auto Finance Trust, Series 97-1, Class A1,
   5.85%, 3/15/03................................         53,315         53,386
  Key Auto Finance Trust, Series 97-1, Class A3,
   6.15%, 3/15/04................................      2,000,000      2,023,990
  MBNA Master Credit Card Trust, Series 93-3,
   Class A, 5.40%, 9/15/00.......................        197,500        197,282
  Merrill Lynch Home Equity Loan, Series 92-1,
   Class A, 5.82%, 7/15/22.......................        219,523        219,515
  Morgan Stanley Mortgage Trust, 0.00%, 11/20/21.         49,426         42,033
  Nationsbank Auto Grantor Trust, Series 95-A,
   Class A, 5.85%, 6/15/02.......................        176,402        177,139
  Navistar Financial Corp. Owner Trust, Series
   95-A, Class A2, 6.55%, 11/20/01...............        459,385        459,527
  Navistar Financial Corp. Owner Trust, Series
   1997-A, Class A3, 6.75%, 3/15/02..............        500,000        507,938

                                                                Pegasus Funds
                                                                            151
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Neiman Marcus Group Credit Card Master Trust,
   Series 1996-C, Class A4, 6.80%, 3/15/02.......   $    125,000   $    128,653
  Newcourt Receivables Asset Trust, Series 97-
   1,Class A2, 6.04%, 6/20/00....................        117,971        118,653
  Olympic Automobile Receivables Trust, Series
   95-D, Class A4, 6.05%, 11/15/00...............        376,130        377,046
  Olympic Automobile Receivables Trust, Series
   96-D, Class A3, 5.95%, 6/15/01................        601,774        603,510
  Olympic Automobile Receivables Trust, Series
   95-C, Class A2, 6.20%, 1/15/02................        532,300        535,257
  Olympic Automobile Receivables Trust, Series
   96-B, Class A4, 6.70%, 3/15/02................      2,148,321      2,173,295
  Olympic Automobile Receivables Trust, Series
   96-C, Class A4, 6.80%, 3/15/02................      2,750,000      2,789,806
  Olympic Automobile Receivables Trust, Series
   96-D, Class A4, 6.05%, 8/15/02................        500,000        504,468
  Olympic Automobile Receivables Trust, Series
   97-A, Class A4, 6.63%, 12/15/02...............      1,435,000      1,462,315
  Olympic Automobile Receivables Trust, Series
   96-C, Class A5, 7.00%, 3/15/04................      1,150,000      1,185,520
  Onyx Acceptance Grantor Trust, Series 98-B,
   Class A2, 5.85%, 7/15/03......................      3,000,000      3,038,025
  Onyx Acceptance Grantor Trust, Series 97-3,
   Class A, 6.35%, 1/15/04.......................      1,173,939      1,188,408
  Onyx Acceptance Grantor Trust, Series 97-3
   Class A, 6.30%, 5/15/04.......................        298,392        300,722
  Paine Webber Trust, Series J, Class 3, 8.80%,
   5/1/18........................................        126,946        131,627
  Paine Webber Trust, Series L, Class 4, 8.95%,
   7/1/18........................................        316,786        334,143
  PNC Mortgage Securities Corp., Series 98-
   5,Class 2A11, 6.30%, 7/25/28..................      2,000,000      2,007,250
  Premier Auto Trust, Series 97-2, Class A3,
   6.13%, 9/6/00.................................        445,000        447,423
  Premier Auto Trust, Series 96-4, Class A3,
   6.20%, 11/6/00................................        410,984        412,350
  Premier Auto Trust, Series 97-1, Class A3,
   6.25%, 8/6/01.................................      1,090,000      1,097,396
  Premier Auto Trust, Series 96-4, Class A4,
   6.40%, 10/6/01................................        540,000        546,056
  Ryland Acceptance Corp., Series 78, Class 78-B,
   9.55%, 3/1/16.................................         37,450         37,511
  Sears Credit Account Master Trust, Series 96-1,
   Class A, 6.20%, 2/16/06.......................      2,000,000      2,040,090
  Sears Credit Account Master Trust, 6.45%,
   10/16/06......................................      2,000,000      2,046,530
  Sears Credit Account Master Trust, 1996-2A,
   6.50%, 10/15/03...............................        440,000        442,906
  Standard Credit Card Master Trust, Series 93-3,
   Class A, 5.50%, 2/7/00........................      2,110,000      2,111,466
  Standard Credit Card Master Trust, Series 95-
   10, Class A, 5.90%, 2/7/01....................        450,000        450,592
  Union Acceptance Corp., Series 1997-D, Class
   A3, 6.26%, 2/8/02.............................      2,550,000      2,574,263
  Union Acceptance Corp., Series 1997-B, Class
   A2, 6.70%, 6/8/03.............................        950,000        966,459
  Union Acceptance Corp., Series 1997-A, Class
   A2, 6.38%, 10/08/03...........................      1,422,000      1,432,971
  United States Dept. of Veterans Affairs, Series
   94-3A, Class 1H, 6.50%, 12/15/01..............        500,000        506,100
  WFS Financial Owner Trust, Series 95-2, Class
   A1, 7.10%, 7/1/00.............................        486,327        489,549
  WFS Financial Owner Trust, Series 96-B, Class
   A3, 6.65%, 8/20/00............................         87,504         87,758
  WFS Financial Owner Trust, Series 97-D, Class
   A2, 6.20%, 9/20/00............................        358,790        359,575
  WFS Financial Owner Trust, Series 96-D, Class
   A3, 6.05%, 7/20/01............................        486,153        489,328
  WFS Financial Owner Trust, Series 97-B, Class
   A3, 6.30%, 7/20/01............................        275,000        280,242
  WFS Financial Owner Trust, Series 97-A, Class
   A3, 6.50%, 9/20/01............................        577,026        583,503
  WFS Financial Owner Trust, Series 97-C, Class
   A3, 6.10%, 3/20/02............................        391,156        394,475
  WFS Financial Owner Trust, Series 97-D, Class
   A3, 6.25%, 3/20/02............................      1,200,000      1,210,170
  WFS Financial Owner Trust, Series 97-B, Class
   A4, 6.40%, 7/20/02............................      1,650,000      1,683,091
  WFS Financial Owner Trust, Series 97, Class A4,
   6.25%, 3/20/03................................        600,000        609,522
  WFS Financial Owner Trust, Series 98-B, Class
   A4, 6.05%, 4/20/03............................      1,000,000      1,018,040
  WFS Financial Owner Trust, A, Series 96-B,
   Class A4, 6.95%, 11/20/03.....................      2,955,000      2,998,808

    Pegasus Funds
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

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  WFS Financial Owner Trust, Series 96-C, Class
   A4, 6.80%, 12/20/03...........................   $  4,000,000   $  4,060,979
  World Omni Automobile Lease Secured Trust,
   Series 97-A, Class A4, 6.90%, 6/25/03.........        114,506        116,474
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A1, 6.07%, 11/25/03........        648,653        649,464
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A-4, 6.20%, 11/25/03.......        125,930        127,443
                                                                   ------------
TOTAL ASSET BACKED SECURITIES....................                    82,535,822
                                                                   ------------
CORPORATE BONDS -- 14.3%
 Banking -- 0.5%
  Norwest Financial, Inc., 7.88%, 2/15/02........        265,000        282,859
  Republic N Y Corp., 9.75%, 12/1/00.............      1,290,000      1,381,621
                                                                   ------------
                                                                      1,664,480
 Financial Services -- 12.6%
  American Express Credit Corp., 7.38%, 2/1/99...        295,000        295,345
  American General Finance Corp., 8.00%, 2/15/00.        500,000        513,218
  Associates Corp. of North America, 5.49%,
   1/28/99.......................................        270,000        269,967
  Associates Corp. of North America, 8.25%,
   12/1/99.......................................      3,240,000      3,323,199
  Associates Corp. of North America, 8.50%,
   1/10/00.......................................      1,025,000      1,057,116
  Associates Corp. of North America, 6.00%,
   3/15/00.......................................      1,120,000      1,127,678
  Associates Corp. of North America, 5.25%,
   3/30/00.......................................      3,054,000      3,050,137
  Associates Corp. of North America, 9.13%,
   4/1/00........................................      3,204,000      3,344,744
  Associates Corp. of North America, 5.50%,
   2/07/00.......................................        350,000        352,909
  Associates Corp. of North America, 6.25%,
   9/15/00.......................................      1,090,000      1,104,506
  Associates Corp. of North America, 6.63%,
   5/15/01.......................................      1,015,000      1,040,978
  Associates Corp. of North America, 7.55%,
   8/23/01.......................................        250,000        263,247
  Associates Corp. of North America, 7.48%,
   7/27/02.......................................        300,000        319,483
  Associates Corp. of North America, 5.75%,
   11/1/03.......................................      1,800,000      1,814,746
  Beneficial Corporation, 7.35%, 11/26/99........        200,000        202,807
  Du Pont (E I) De Nemours & Co., 9.15%, 4/15/00.        825,000        866,732
  Ford Capital B V, 9.38%, 5/15/01...............        313,000        339,168
  Ford Credit Corp., 9.00%, 9/15/01..............      1,402,000      1,526,219
  Ford Holdings Inc., 9.25%, 3/1/00..............      5,357,000      5,574,081
  Ford Motor Credit Corp., 7.47%, 7/29/99........      1,200,000      1,214,166
  Ford Motor Credit Corp., 7.75%, 10/1/99........        456,000        463,574
  Ford Motor Credit Corp., 7.59%, 4/6/00.........        300,000        308,037
  Ford Motor Credit Corp., 9.50%, 4/15/00........      1,415,000      1,485,681
  Ford Motor Credit Corp., 8.20%, 2/15/02........        950,000      1,020,491
  Ford Motor Credit Corp., 8.00%, 6/15/02........        219,000        235,474
  General Electric, 7.35%, 2/9/99................        300,000        300,519
  General Motors Acceptance Corp., 7.13%, 6/1/99.        607,000        611,013
  General Motors Acceptance Corp., 8.63%,
   1/10/00.......................................        525,000        541,514
  General Motors Acceptance Corp., 9.38%, 4/1/00.        640,000        670,548
  General Motors Acceptance Corp., 9.63%,
   5/15/00.......................................        856,000        903,559
  General Motors Acceptance Corp., 9.63%,
   12/1/00.......................................        250,000        269,249
  General Motors Acceptance Corp., 5.75%,
   11/10/03......................................        500,000        502,618
  Goldman Sachs Group, Private Placement Note
   144A, 6.88%, 9/15/99..........................      1,275,000      1,285,220

                                                                Pegasus Funds
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Goldman Sachs Group, Private Placement Note
   144A, 6.20%, 2/15/01..........................   $  1,500,000   $  1,511,930
  Grand Metropolitan Investment Corp., 6.50%,
   9/15/99.......................................        155,000        156,146
  Lehman Brothers Holdings, Inc., 8.38%, 2/15/99.        829,000        830,879
  Lehman Brothers Holdings, Inc., 10.00%,
   5/15/99.......................................      1,790,000      1,815,294
  Lehman Brothers Holdings, Inc., 7.11%, 9/27/99.      1,063,000      1,070,254
  Lehman Brothers Holdings, Inc., 6.33%, 8/01/00.        360,000        360,246
  Sears Roebuck Acceptance Corp., 6.73%, 8/29/00.        500,000        509,631
  Wachovia Corporation, 7.00%, 12/15/99..........        465,000        472,059
  Wells Fargo Co., 6.00%, 3/15/00................        280,000        281,984
                                                                   ------------
                                                                     43,206,366
                                                                   ------------
 Industrial Goods & Services -- 1.2%
  Case Corp., 6.25%, 12/1/03.....................      3,000,000      2,998,776
  Sears Roebuck & Co., 9.50%, 6/1/99.............        649,000        659,143
  Texaco Capital, Inc., 9.00%, 12/15/99..........        600,000        620,834
                                                                   ------------
                                                                      4,278,753
                                                                   ------------
TOTAL CORPORATE BONDS............................                    49,149,599
                                                                   ------------
FOREIGN BONDS -- 0.3%
 Banking -- 0.2%
  International Bank For Reconstruction &
   Development, 9.25%, 10/12/00..................        500,000        535,995
 Industrial Goods & Services -- 0.1%
  Hydro Quebec, 9.40%, 3/23/00...................        375,000        392,616
                                                                   ------------
TOTAL FOREIGN BONDS..............................                       928,611
                                                                   ------------
REPURCHASE AGREEMENTS -- 1.5%
  State Street, 4.40%, 1/4/99 (Collateralized by
   $3,625,000 U.S. Treasury Bills, 8.88%,
   2/15/20, market value $5,132,206).............      5,026,000      5,026,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                     5,026,000
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGES -- 16.7%
 Federal Home Loan Mortgage Corp. -- 6.3%
  6.00%, 6/26/00.................................        430,000        437,387
  6.00%, 11/15/05, Series 1698, Class PE.........        250,000        251,374
  9.00%, 1/1/06, Series 1807, Class G............        431,052        453,144
  5.75%, 7/15/06, Series 1490, Class PE..........        152,826        152,635
  5.25%, 9/15/06, Series 1679, Class A...........        596,739        593,298
  6.26%, 6/15/07, Series 1561, Class EA..........        500,000        506,335
  7.00%, 7/15/07, Series 1555, Class PK..........      2,500,000      2,539,849
  5.75%, 1/15/08, Series1606, Class G............        260,000        260,714
  6.25%, 6/15/08, Series 1544, Class E...........        175,369        176,565
  6.50%, 10/15/08, Series 1655, Class HB.........        575,000        591,457
  6.35%, 3/15/11, Series 1995, Class PK..........      2,342,769      2,354,120
  5.75%, 5/15/16, Series 1681, Class PD..........         87,606         87,520
  5.75%, 11/15/16, Series 1671, Class D..........        118,471        118,367
  6.00%, 11/15/16, Series 1560, Class X..........        794,603        797,078

    Pegasus Funds
154

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
  4.00%, 12/15/16, Series 1541, Class EA..........    $  820,097    $    811,186
  6.00%, 12/15/16, Series 1541, Class E...........       410,048         411,116
  6.50%, 4/15/18, Series 1727, Class E............     1,000,000       1,008,901
  6.65%, 5/15/18, Series 1477, Class F............       300,000         302,804
  6.00%, 1/15/19, Series 1585, Class F............       900,000         904,100
  6.00%, 1/15/19, Series 1706, Class E............       283,000         284,133
  5.80%, 2/15/19, Series 1614, Class G............       980,482         982,527
  9.30%, 3/15/19, Series 2, Class Z...............       584,306         621,920
  4.00%, 3/25/19, Series 10, Class F..............     1,000,000         987,480
  9.50%, 4/15/19, Series 11, Class 11-C...........        84,660          85,485
  6.00%, 6/15/19, Series 1552, Class F............       553,000         553,069
  9.25%, 11/15/19, Series 12, Class A.............       422,716         443,639
  6.25%, 2/15/20, Series 1559, Class VF...........       500,000         504,107
  9.50%, 2/15/20, Series 26, Class F..............       778,977         827,418
  7.95%, 5/15/20, Series 1046, Class G............       622,281         625,041
  0.00%, 7/15/20, Series 1570, Class D, PO........       107,352         103,202
  8.75%, 7/15/20, Series 1019, Class E............       321,001         323,434
  8.13%, 11/15/20, Series 81, Class A.............       189,442         195,215
  8.60%, 1/15/21, Series 85, Class C..............       592,432         622,213
  9.50%, 1/15/21, Series 99, Class Z..............       879,958         938,205
  1066.21%, 2/15/21, Series 1045, Class G.........         1,149          21,043
  4.50%, 9/15/21, Series 159, Class H.............       125,000         121,606
  5.39%, 11/15/22, Series 1424, Class F...........       870,990         857,132
                                                                    ------------
                                                                      21,854,819
                                                                    ------------
 Federal National Mortgage Assoc. -- 7.1%
  671.4%, 1/25/99, Series 92-13, Class S, IF......           227             283
  0.00%, 8/15/99..................................     5,300,000       5,141,847
  6.00%, 1/25/02, Series 1994-23, Class PJ........       425,022         426,575
  6.78%, 1/17/03, Series 97-MI, Class A...........       289,968         298,614
  9.00%, 8/25/06, Series 1991-41, Class 0.........       111,426         112,054
  6.50%, 12/25/06, Series 1993-107, Class D.......     1,900,000       1,934,066
  6.00%, 1/25/07, Series 1993-86, Class E.........       956,882         959,136
  6.00%, 2/25/07, Series 1994-17, Class E.........       388,164         389,932
  6.25%, 4/25/07, Series 1993-93, Class E.........       175,000         176,820
  5.50%, 11/25/07, Series 1994-33 Class E.........       125,000         124,861
  6.50%, 9/1/13, Pool #251982.....................     1,941,021       1,971,366
  5.90%, 7/25/15, Series G93-26, Class PE.........       356,365         356,527
  6.00%, 10/25/16, Series 1993-127, Class E.......       347,060         347,395
  5.75%, 11/25/16, Series 1993-187, Class E.......       487,503         487,099
  5.65%, 5/25/17, Series 1993-206, Class E........       655,689         655,155
  9.40%, 10/25/17, Series 88-17, Class B..........         1,426           1,422
  9.25%, 4/25/18, Series 88-7, Class Z............       395,735         414,230
  9.30%, 5/25/18, Series 1988-13, Class C.........       623,589         653,298
  9.00%, 6/25/18, Series 1988-15, Class A.........       515,672         550,318
  9.50%, 6/25/18, Series 1988-16, Class B.........       482,459         519,159
  5.45%, 10/25/18, Series 1993-225, Class TE......       300,000         299,219
  6.13%, 1/1/19, Pool #70226......................       470,716         464,244
  5.50%, 2/25/19, Series 1994-15, Class E.........       786,000         784,298


                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  6.97%, 3/1/19, Pool #116612....................   $ 1,117,799    $  1,136,097
  9.00%, 7/25/19, Series 1990-77, Class C........        84,115          85,329
  7.84%, 8/1/19, Pool #111366....................       254,588         265,232
  0.00%, 10/25/19, Series 89-73, Class C, PO.....        75,114          72,325
  9.00%, 11/25/19, Series 89-89, Class H.........       926,882         984,522
  6.50%, 2/25/20, Series 1994-36, Class GA.......       500,000         506,467
  0.00%, 10/25/21, Series 97-32, Class C, PO.....       700,000         666,040
  9.00%, 12/25/21,Series 268, Class 2, IO........       125,877          24,235
  9.50%, 7/1/28, Pool # 457268...................     2,000,000       2,146,064
  10.00%, 2/1/24, Pool #479469...................     1,000,000       1,085,960
                                                                   ------------
                                                                     24,040,189
                                                                   ------------
 Government National Mortgage Assoc. -- 3.3%
  8.00%, 10/15/07, Pool #20981...................        58,342          61,202
  8.00%, 10/15/07, Pool #18954...................        85,467          89,657
  8.00%, 12/15/07, Pool # 020290XSF..............        42,225          44,295
  8.00%, 12/15/07, Pool #19083...................       131,203         137,635
  12.00%, 11/15/19, Pool #780149.................     1,027,506       1,168,943
  6.00%, 1/16/20, Series 1997-13, Class PA.......     2,454,708       2,456,586
  8.50%, 3/20/25, Pool #1974.....................     1,388,307       1,470,567
  8.00%, 9/20/26, Pool #2285.....................     2,270,370       2,348,369
  8.00%, 10/20/27, Pool #2499....................       714,302         739,406
  8.00%, 6/15/28, Pool #444095...................       545,459         567,336
  8.00%, 8/15/28, Pool #472198...................       497,791         517,756
  7.50%, 9/20/28, Pool #2646.....................     1,894,080       1,944,642
                                                                   ------------
                                                                     11,546,394
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES...........                    57,441,402
                                                                   ------------
U.S. GOVERNMENT AGENCY SECURITIES -- 3.0%
  Federal Home Loan Bank, 5.59%, 1/13/03.........     5,000,000       5,077,350
  Tennessee Valley Authority, Series D, 8.38%,
   10/1/99.......................................     5,287,000       5,423,399
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY SECURITIES..........                    10,500,749
                                                                   ------------
U.S. TREASURY OBLIGATIONS -- 40.7%
 U.S. Treasury Inflation Protected Bonds -- 0.3%
  3.63%, 7/15/02.................................     1,023,930       1,016,251
                                                                   ------------
 U.S. Treasury Notes -- 40.4%
  6.625%, 4/30/02................................     4,000,000       4,237,500
  8.88%, 2/15/99.................................       593,000         595,965
  6.75%, 5/31/99.................................     2,200,000       2,217,864
  6.88%, 7/31/99.................................     1,050,000       1,063,454
  6.88%, 8/31/99.................................     2,000,000       2,028,120
  7.50%, 10/31/99................................     5,705,000       5,832,450
  7.88%, 11/15/99................................     1,000,000       1,027,188
  7.75%, 11/30/99................................    10,100,000      10,374,618
  7.75%, 12/31/99................................     1,000,000       1,029,840
  5.38%, 1/31/00.................................       700,000         705,688

    Pegasus Funds
156

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principle Amount Market Value
                   -----------                    ---------------- ------------
  7.75%, 1/31/00.................................    $9,600,000    $  9,904,512
  8.50%, 2/15/00.................................       960,000         999,600
  7.13%, 2/29/00.................................     8,000,000       8,214,960
  6.88%, 3/31/00.................................     1,000,000       1,026,090
  6.75%, 4/30/00.................................     2,700,000       2,770,875
  6.25%, 5/31/00.................................     3,000,000       3,064,230
  6.25%, 4/30/01.................................    29,000,000      30,019,639
  6.50%, 5/31/01.................................     5,500,000       5,730,313
  7.88%, 8/15/01.................................     4,400,000       4,743,728
  6.25%, 10/31/01................................     7,500,000       7,814,025
  7.50%, 11/15/01................................    20,325,000      21,855,674
  5.88%, 11/30/01................................     2,000,000       2,066,876
  6.25%, 1/31/02.................................       500,000         522,188
  6.25%, 2/28/02.................................     6,600,000       6,899,066
  6.63%, 3/31/02.................................       500,000         528,515
  6.50%, 5/31/02.................................       500,000         528,125
  6.38%, 8/15/02.................................     3,500,000       3,691,940
                                                                   ------------
                                                                    139,493,043
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS..................                   140,509,294
                                                                   ------------
TOTAL
 (Cost $342,480,755) -- 100.4%...................                  $346,091,477
                                                                   ============

Percentages indicated are based on net assets of $344,701,820.

 AMBAC Insured by AMBAC Indemnity Corp.
 FGIC  Insured by Federal Guarantee Insurance Corp.
 FSA   Insured by Federal Security Assurance
 LOC   Letter of Credit
 MBIA  Insured by Municipal Bond Insurance Association

 (a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:
   Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index. Interest Only (IO) represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
   High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC
   Trust and allocating them to the small principal of the HB class.
   Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.
 (b) Security exempt from registration under rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                                         Percentage
                       Acquisition             Carrying Value                             of Total
       Holding            Date*       Par        Per Unit     Original Cost Market Value Investments
       -------         ----------- ---------- --------------- ------------- ------------ -----------
  Case Corp.             12/2/98   $3,000,000     $99.96       $2,988,780    $2,998,776     0.87%
  Goldman Sachs Group     3/5/97    1,500,000     100.80        1,466,490     1,511,930     0.44%
  Goldman Sachs Group     2/9/98    1,275,000     100.80        1,292,557     1,285,220     0.37%
                                                               ----------    ----------     -----
                                                               $5,747,827     5,795,926     1.68%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.


                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
ASSET BACKED SECURITIES -- 19.6%
 Banking, Finance & Insurance -- 16.9%
  Arcadia Automobile Receivables Trust, Series
   97-B, Class A3, 6.30%, 7/16/01................   $  2,587,709   $  2,600,531
  Arcadia Automobile Receivables Trust, Series
   98-B, Class A4, 6.00%, 11/15/03...............      2,000,000      2,034,070
  BA Mortgage Securities Inc., Series 1998-2,
   Class 1A10, 6.60%, 6/25/28....................      2,000,000      2,008,490
  Chemical Master Credit Card Trust, Series 95-3,
   Class A, 6.23%, 8/15/02.......................      2,500,000      2,571,038
  Chevy Chase Auto Receivable Trust, Series 97-3
   Class A, 6.20%, 3/20/04.......................        886,638        895,314
  Chevy Chase Auto Receivable Trust, Series 97-4,
   Class A, 6.25%, 6/15/04.......................        658,083        663,153
  Chevy Chase Auto Receivables Trust, Series 95-
   2, Class A, 5.80%, 6/15/02....................        469,976        472,150
  Chevy Chase Auto Receivables Trust, Series 98-
   2, Class A, 5.91%, 4/15/00....................      1,961,503      1,991,259
  Citicorp Mortgage Securities, Inc., Series 94-
   9, Class A3, 5.75%, 6/25/09...................      2,500,000      2,497,913
  Collateralized Mortgage Securities Corp.,
   Series 88-2, Class 2-B, 8.80%, 4/20/19........         90,128         94,396
  CPS Auto Receivables Trust, Series 98-3, Class
   A4, 6.08%, 10/15/03...........................      1,000,000      1,024,445
  Discover Card Master Trust 1, Series 98-2,
   Class A, 5.80%, 9/16/03.......................      1,640,000      1,652,300
  EQCC Home Equity Loan Trust, Series 94-3, Class
   A-3, 7.85%, 8/15/07...........................        510,002        511,146
  EQCC Home Equity Loan Trust, Series 96-2, Class
   A4, 7.50%, 6/15/21............................        600,000        628,614
  EQCC Home Equity Loan Trust, Ser 1997-1, Class
   A7, 7.12%, 5/15/28............................      1,034,000      1,072,647
  First Security, Series 98A, Class A, 5.97%,
   4/15/04.......................................        494,513        498,615
  First Security Auto Grantor Trust, Series 97-B,
   Class A, 6.10%, 4/15/03.......................        541,683        546,393
  Ford Credit Auto, Series 98-C, Class A4, 5.81%,
   3/15/02.......................................      1,900,000      1,917,547
  Ford Credit Auto Owner Trust, Series 97-B,
   Class A2, 5.95%, 1/15/00......................        291,643        292,126
  Greentree Financial Corp., Series 94-B1, Class
   A1, 7.15%, 7/15/14............................        106,944        110,036
  Key Auto Finance Trust, Series 97-1, Class A1,
   5.85%, 3/15/03................................        213,260        213,542
  Key Auto Finance Trust, Series 97-1, Class A2,
   6.05%, 9/15/03................................      3,000,000      3,017,925
  Kidder Peabody Mortgage Assets Trust, Class 22-
   D, 9.95%, 2/1/19..............................        320,825        323,149
  MBNA Master Credit Card Trust, Series 94-C,
   Class A, 5.81%, 3/15/04.......................      1,655,000      1,657,954
  Merrill Lynch Trust, Series 43, Class E, 6.50%,
   8/27/15.......................................        889,587        884,160
  Morgan Stanley Mortgage Trust L, Collateralized
   Mortgage Obligation, Series Class L-5, 8.95%,
   11/1/17.......................................        724,845        742,228
  Newcourt Receivables Asset Trust, Series 97-1,
   Class A2, 6.04%, 6/20/00......................        315,993        317,821
  Olympic Automobile Receivables Trust, Series
   95-A, Class A, 7.88%, 7/15/01.................        334,733        337,369
  Olympic Automobile Receivables Trust, Series
   95-D, Class A5, 6.15%, 7/15/01................      2,300,000      2,316,273
  Olympic Automobile Receivables Trust, Series
   95-C, Class A2, 6.20%, 1/15/02................        374,582        376,663
  Olympic Automobile Receivables Trust, Series
   96-C, Class A5, 7.00%, 3/15/04................      3,000,000      3,092,660
  Onyx Acceptance Grantor Trust, Series 98-B,
   Class A2, 5.85%, 7/15/03......................        800,000        810,140
  Onyx Acceptance Grantor Trust, Series 97-2,
   Class A, 6.35%, 10/15/03......................        279,528        282,339
  Paine Webber CMO Trust, Collateralized Mortgage
   Obligation, Series J, Class 3, 8.80%, 5/1/18..        126,946        131,627
  Paine Webber CMO Trust, Series L,
   Collateralized Mortgage Obligation, Class L-4,
   8.95%, 7/1/18.................................        395,983        417,679
  Paine Webber Trust, Series H, Class 4, 8.75%,
   4/1/18, CMO...................................        368,532        382,231

    Pegasus Funds
158

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  PNC Student Loan Trust, Series 97-2, Class A6,
   6.57%, 1/25/04................................   $    382,000   $    396,510
  Premier Auto Trust, Series 98-2, Class A4,
   5.82%, 12/6/02................................      1,200,000      1,214,118
  Sears Credit Account Master Trust, Series 96-1,
   Class A, 6.20%, 2/16/06.......................      2,350,000      2,397,106
  Security Pacific Acceptance Corp., Series 95-1,
   Class A3, 7.25%, 4/10/20......................      2,000,000      2,085,047
  The Money Store Home Equity Trust, Series 96-B,
   Class A-5, 7.18%, 12/15/14....................        266,996        268,044
  TMS Home Equity Trust, Series 96-C, Class A13,
   7.54%, 8/15/15................................        600,000        632,564
  Toyota Auto Lease Trust, Series 97-A, Class A1,
   6.20%, 4/26/04................................        900,000        908,568
  Union Acceptance Corp., Series 97-D, Class A3,
   6.26%, 2/8/02.................................      3,000,000      3,028,545
  Union Federal Savings Bank Trust, Automobile
   Receivable Pass Thru Ctfs, Series 94-D, Class
   A, 7.65%, 1/10/01.............................      1,094,246      1,093,649
  WFS Financial Grantor Trust, Series 95-5, Class
   A1, 5.88%, 3/1/02.............................        373,820        375,755
  WFS Financial Grantor Trust, Series 95-4, Class
   A1, 6.20%, 2/1/02.............................      1,885,519      1,898,519
  WFS Financial Owner Trust, Series 97-A, Class
   A3, 6.50%, 9/20/01............................        526,134        532,040
  WFS Financial Owner Trust, Series 97-D, Class
   A3, 6.25%, 3/20/02............................      1,000,000      1,008,475
  WFS Financial Owner Trust, Series 98-A, Class
   A3, 5.90%, 5/20/02............................      3,350,000      3,378,358
  WFS Financial Owner Trust, Series 98-B, Class
   A4, 6.05%, 4/20/03............................      3,800,000      3,868,552
  WFS Financial Owner Trust, Series 96-C, Class
   A4, 6.80%, 12/20/03...........................      4,000,000      4,060,979
  WFS Financial Owner Trust, Series 96-A. Class
   A4, 6.15%, 6/1/01.............................        941,576        943,581
  World Omni Automobile Lease Secured Trust,
   Series 97-B, Class A1, 6.07%, 11/25/03........        555,988        556,683
                                                                   ------------
                                                                     68,033,036
                                                                   ------------
 Yankee & Eurodollar -- 2.7%
  Grand Metro Investment Corp., 7.45%, 4/15/35...      9,500,000     10,958,763
                                                                   ------------
TOTAL ASSET BACKED SECURITIES....................                    78,991,799
                                                                   ------------
CORPORATE BONDS -- 30.6%
 Banking, Finance & Insurance -- 17.8%
  ABN Amro Bank NV Chicago, 7.25%, 5/31/05.......      4,800,000      5,146,229
  American Express Credit Corp., 6.13%, 11/15/01.      5,000,000      5,089,130
  American General Finance Corp., 7.13%, 12/1/99.        500,000        507,421
  American RE Corp., Series B, 7.45%, 12/15/26...      5,160,000      5,616,556
  Associates Corp. of North America, 7.40%,
   7/7/99........................................        500,000        505,249
  Associates Corp. of North America, Note, 6.75%,
   10/15/99......................................        900,000        909,473
  Associates Corp. of North America, 5.25%,
   3/30/00.......................................        860,000        858,912
  Associates Corp. of North America, 9.13%,
   4/1/00........................................      1,750,000      1,826,874
  Associates Corp. of North America, #Sr 00613,
   6.88%, 2/17/03................................        500,000        525,066
  Associates Corp. of North America, 7.70%,
   6/10/04.......................................      1,500,000      1,648,632
  Associates Corp. of North America, 7.63%,
   4/27/05.......................................        150,000        165,778
  Associates Corp. of North America, 6.63%,
   6/15/05.......................................      1,000,000      1,040,110
  Associates Corp. of North America, 6.25%,
   11/1/08.......................................      1,000,000      1,033,701
  Associates Corp. of North America, Series B,
   7.95%, 2/15/10................................        500,000        572,926
  BankAmerica Corp., 6.85%, 3/1/03...............      1,350,000      1,417,368
  Citigroup Inc., 6.25%, 12/1/05.................      5,000,000      5,170,935
  Commercial Credit, 7.75%, 3/1/05...............      1,500,000      1,654,005
  Donaldson Lufkin & Jenrette, 6.50%, 4/1/08.....        500,000        502,517
  Donaldson Lufkin & Jenrette, 5.63%, 2/15/16....        400,000        392,960

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Donaldson Lufkin Senior Note, 6.50%, 6/1/08....   $  1,000,000   $  1,004,916
  Ford Holdings, Inc., Debenture, 9.25%, 3/1/00..        875,000        910,458
  Ford Motor Credit Co., 9.50%, 4/15/00..........        694,000        728,666
  Ford Motor Credit Co., 6.38%, 4/15/00..........      1,500,000      1,518,552
  Ford Motor Credit Co., Medium Term Note, 6.90%,
   6/5/00........................................      1,175,000      1,199,608
  Ford Motor Credit Co., Medium Term Note, 5.99%,
   2/27/01.......................................      1,050,000      1,063,427
  Ford Motor Credit Co., Medium Term Note, 7.75%,
   3/15/05.......................................        724,000        799,036
  General Electric Capital Corp., Medium Term
   Note, 5.70%, 10/7/03..........................        500,000        504,786
  General Electric Capital Corp., Debenture,
   8.85%, 4/1/05.................................      3,500,000      4,124,467
  General Motors Acceptance Corp., Note, 9.38%,
   4/1/00........................................        300,000        314,320
  General Motors Acceptance Corp., Debenture,
   9.63%, 12/15/01...............................        900,000      1,001,723
  General Motors Acceptance Corp., Note, 7.13%,
   5/1/03........................................      2,000,000      2,111,092
  GreenTree Financial Corp., 6.49%, 7/15/28......        992,488        993,728
  Household Finance Co., Note, 7.25%, 7/15/03....      5,000,000      5,304,204
  Household Finance Co., 6.50%, 11/15/08.........      1,000,000      1,040,141
  Key Bank, Series 97-1, Class A1, 7.55%,
   9/15/06.......................................      5,000,000      5,527,449
  Lincoln National Corp., 7.25%, 5/15/05.........      1,000,000      1,067,093
  Norwest Corp., Senior Medium Term Note, 7.75%,
   3/1/02........................................      1,500,000      1,595,354
  Pitney Bowes Credit Corp. Put, 9.25%, 6/15/08..        600,000        756,348
  Republic New York Corp., Subordinated Note,
   7.25%, 7/15/02................................      5,000,000      5,209,259
                                                                   ------------
                                                                     71,358,469
                                                                   ------------
 Industrial Goods & Services -- 3.8%
  Beckman Instruments, Debenture, Discrete Put
   6/1/06 @ 103.9, 7.05%, 6/1/26.................      3,000,000      3,003,132
  Case Corp., 6.25%, 12/1/03.....................      3,750,000      3,748,470
  General Motors Corp., 8.80%, 3/1/21............        750,000        966,510
  Hertz Corp., Senior Note, 6.63%, 5/15/08.......      2,500,000      2,600,285
  Motorola Inc., 6.50%, 11/15/28.................      5,000,000      5,092,985
                                                                   ------------
                                                                     15,411,382
                                                                   ------------
 Telecommunications -- 4.2%
  Bell Telephone Co. Pennsylvania, Debenture,
   8.35%, 12/15/30...............................      4,000,000      5,137,508
  Bellsouth Telecommunications, 6.00%, 6/15/02...      1,000,000      1,023,612
  New York Telephone, 5.63%, 11/1/03.............      5,000,000      5,078,490
  Pacific Bell, 6.88%, 8/15/06...................      5,000,000      5,457,925
                                                                   ------------
                                                                     16,697,535
                                                                   ------------
 Utilities -- 1.9%
  Baltimore Gas & Electric Co. Mortgage, 6.50%,
   2/15/03.......................................      5,000,000      5,216,545
  National Rural Utilities Cooperative Financial
   Corp., 6.75%, 9/1/01..........................      2,290,000      2,372,859
                                                                   ------------
                                                                      7,589,404
                                                                   ------------

    Pegasus Funds
160

Pegasus Multi Sector Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Yankee & Eurodollar -- 2.9%
  African Development Bank, 9.30%, 7/1/00........   $  1,120,000   $  1,184,915
  Cable & Wireless Communication, 6.75%, 12/1/08.      1,250,000      1,268,135
  Kingdom Of Belgium, 9.20%, 6/28/00.............      1,000,000      1,315,313
  Royal Caribbean Cruises, Notes, 6.75%, 3/15/08.      5,000,000      4,958,930
  Societe Generale Estate LLC, Bond Ser 144A,
   Perpetual Maturity, 7.64%, 9/30/07, Callable
   9/30/07 @ 100.................................      3,055,000      2,836,241
                                                                   ------------
                                                                     11,563,534
                                                                   ------------
TOTAL CORPORATE BONDS............................                   122,620,324
                                                                   ------------
REPURCHASE AGREEMENTS -- 1.0%
  State Street Bank, 4.40%, 1/4/99,
   (Collateralized by $4,225,000 U.S. Treasury
   Notes, 1/31/99, 5.88%, market value $4,331,000
   and $3,795,000 U.S. Treasury Bonds, 2/15/20,
   8.50%, market value $4,046,900)...............      3,966,000      3,966,000
                                                                   ------------
TOTAL REPURCHASE AGREEMENTS......................                     3,966,000
                                                                   ------------
U.S. GOVERNMENT AGENCY -- 1.2%
 Federal Home Loan Bank -- 1.0%
  5.59%, 1/13/03.................................      2,600,000      2,640,222
  5.09%, 10/7/08, Bonds Series Lz08..............      1,500,000      1,469,322
                                                                   ------------
                                                                      4,109,544
                                                                   ------------
 Other U.S. Agencies -- 0.2%
  Student Loan Marketing Association, 7.20%,
   6/17/02.......................................        700,000        744,765
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY ....................                     4,854,309
                                                                   ------------
U.S. GOVERNMENT AGENCY MORTGAGES -- 17.9%
 Federal Home Loan Mortgage Corp. -- 6.9%
  7.25%, 1/1/05, Participation Certificate
   #184093.......................................         82,702         84,190
  6.75%, 12/15/05, Series 1507, Class LC.........        100,000        102,749
  6.00%, 5/15/07, Series 1490, Class PJ..........        615,000        620,895
  6.25%, 9/15/07, Series 1701, Class PG..........      2,000,000      2,026,976
  6.38%, 8/15/11, Series 1995, Class EM..........      3,341,652      3,360,182
  8.75%, 4/1/08, Pool #160043....................        147,313        154,616
  8.00%, 8/1/08, Pool #180531....................        147,134        152,556
  8.25%, 9/1/08, Participation Certificate
   #186743.......................................        139,535        143,902
  6.00%, 1/15/09, Series 1667, Class B...........      1,500,000      1,489,658
  8.00%, 8/1/09, Participation Certificate
   #256159.......................................        169,357        173,857
  7.00%, 2/15/13, Series 1942, Class VD..........      1,000,000      1,022,471
  6.50%, 8/15/13, Series 1556, Class H...........        115,000        116,670
  12.00%, 8/1/15, Pool #170269...................        179,309        205,700
  7.50%, 11/1/16, Participation Certificate
   #280421.......................................         64,928         67,403
  7.50%, 2/1/17, Participation Certificate #28-
   5128..........................................         34,414         35,298
  7.50%, 3/1/17, Participation Certificate #29-
   0818..........................................         20,870         21,404
  7.50%, 6/1/17, Participation Certificate #29-
   4569..........................................         16,857         17,289
  6.00%, 7/15/18, Series 1394, Class F...........        800,000        800,948

                                                                Pegasus Funds

Pegasus Multi Sector Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
  5.50%, 1/15/19, Series 1590, Class FA...........   $    345,000   $    342,100
  5.50%, 11/25/23, Series 24, Class G.............      1,800,000      1,785,771
  12.00%, 7/1/19, Pool #555238....................        210,837        241,868
  9.50%, 7/15/19, Series 11, Class D..............      1,000,000      1,053,095
  6.00%, 12/15/19, Series 1666, Class E...........      1,150,000      1,159,037
  6.00%, 6/15/20, Series 1614, Class H............        735,000        738,657
  9.20%, 10/15/20, Series 84, Class F.............        728,044        769,452
  8.13%, 11/15/20, Series 81, Class A.............        394,198        406,211
  9.10%, 1/15/21, Series 109, Class I.............        500,000        524,956
  8.50%, 1/15/21, Series 1087, Class H............        964,849        976,904
  8.50%, 3/15/21, Series 131, Class D.............        498,697        503,992
  6.50%, 12/15/21, Series 1552, Class Gb..........        289,000        291,513
  6.25%, 3/15/22, Series 1671, Class F............        250,000        252,071
  7.50%, 8/15/22, Series 1721, Class G............      1,000,000      1,032,480
  8.50%, 9/15/22, Series 198, Class Z.............        158,980        165,843
  7.00%, 10/15/22, Series 1547, Class PK..........        255,000        262,286
  6.75%, 11/15/22, Series 1552, Class H...........      1,700,000      1,728,888
  6.50%, 11/15/22, Series 1552, Class HB .........        732,500        735,851
  6.00%, 5/15/23, Series 1630, Class PJ...........        802,000        800,973
  6.50%, 9/15/23, Series 1633, Class B............        500,000        502,307
  7.00%, 8/1/27, Gold #D81734.....................      3,158,128      3,224,223
                                                                    ------------
                                                                      28,095,242
                                                                    ------------
 Federal National Mortgage Assoc -- 6.3%
  8.00%, 11/1/02, Pool #076220....................         62,783         64,420
  6.90%, 12/25/03, Series 93-70, Class D..........        224,301        228,634
  6.00%, 12/25/06, Series 93-212, Class PB........        330,000        332,533
  6.00%, 5/25/07, Series 93-209, Class G..........        305,000        307,362
  7.50%, 9/25/07, Series 92-135, Class LC.........        725,000        746,792
  6.50%, 5/25/08, Series 93-55, Class K...........        490,000        499,784
  5.71%, 9/25/08, Series 93-175, Class FE.........        746,369        730,714
  6.00%, 12/25/08, Series 93-231, Class M.........        615,000        620,292
  7.15%, 10/17/09, Series 97-M1, Class B..........      1,000,000      1,040,185
  6.50%, 3/25/13, Series 93-140, Class H..........        300,000        305,571
  9.85%, 8/25/14, Series 89-34, Class E...........         56,714         56,620
  12.50%, 1/1/16, Pool #303306....................        747,777        848,888
  5.70%, 6/25/17, Series X-225c, Class PD.........        167,740        167,552
  9.30%, 5/25/18, Series 88-13, Class 13-C........        459,897        481,807
  6.50%, 7/25/18, Series 93-8, Class PG...........      1,229,365      1,230,441
  5.50%, 2/25/19, Series 94-15, Class E...........      1,000,000        997,835
  5.00%, 5/25/19, Series 93-19, Class G...........        835,754        830,960
  11.50%, 12/25/19, Series 89-98, Class 98-H......        410,694        451,505
  8.80%, 1/25/20, Series 90-1, Class D............        565,959        594,293
  6.00%, 2/25/20, Series 94-36, Class G...........        280,000        280,589
  9.50%, 5/15/20, Series 38, Class 38-D...........        614,208        648,081
  8.75%, 9/25/20, Series 90-110, Class H..........        449,576        466,741
  8.95%, 10/25/20, Series 90-117, Class E.........        306,129        325,037
  6.00%, 10/25/20, Series 94-40, Class H..........        311,000        311,658
  8.50%, 9/25/21, Series G-29, Class O............        559,649        579,851

    Pegasus Funds
162

Pegasus Multi Sector Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  7.00%, 1/25/22, Series G92-15, Class Z.........   $  2,416,714   $  2,534,346
  9.00%, 6/25/22, Series 92-79, Class Z..........      1,035,243      1,133,421
  7.00%, 6/25/22, Series G92-30, Class Z.........        699,175        709,218
  7.50%, 3/25/23, Series 93-23, Class Pz.........        159,398        170,636
  6.50%, 4/25/23, Series 93-160, Class Aj........      1,638,000      1,670,780
  7.00%, 5/25/23, Series 93-56, Class Pz.........        459,729        478,086
  6.50%, 7/25/23, Series 96-59, Class K..........        655,000        660,397
  5.00%, 1/25/24, Series 94-19, Class C..........        141,943        141,362
  7.00%, 7/18/24, Series 97-12, Class G..........      3,500,000      3,529,789
  7.50%, 4/18/27, Series 97-27, Class J..........        982,921      1,023,307
                                                                   ------------
                                                                     25,199,487
                                                                   ------------
 Government National Mortgage Assoc. -- 3.5%
  8.00%, 5/15/04, Pool #002597...................        130,937        136,599
  7.50%, 6/15/07, Pool #017109...................        302,042        313,388
  8.00%, 10/15/07, Pool #20471...................         22,211         23,300
  8.00%, 10/15/07, Pool #19860...................         85,959         90,173
  8.00%, 11/15/07, Pool #21064...................        107,136        112,389
  8.00%, 1/15/08, Pool #21259....................         42,005         44,091
  8.00%, 5/15/08, Pool #23139....................         93,145         97,770
  9.00%, 4/15/16, Pool #159851...................         99,721        107,517
  9.00%, 9/15/16, Pool #164740...................        120,805        130,249
  9.00%, 11/15/16, Pool #193234..................         37,145         40,049
  9.00%, 12/15/16, Pool #190783..................        130,261        140,444
  9.00%, 12/15/16, Pool #190923..................        680,755        733,974
  9.00%, 12/15/16, Pool #151253..................         59,491         64,142
  9.00%, 12/15/16, Pool #183237..................        130,488        140,689
  9.00%, 1/15/17, Pool #180482...................        202,534        217,950
  9.00%, 5/15/17, Pool #2003439..................          5,434          5,848
  7.50%, 10/15/22, Pool #297656..................      2,461,930      2,541,421
  7.00%, 1/15/23, Pool #339885...................        274,308        281,145
  7.00%, 2/15/24, Pool #376855...................        366,582        375,688
  7.00%, 4/15/24, Pool #359713...................        688,107        705,200
  7.00%, 4/15/24, Pool #380930...................        127,410        130,574
  7.00%, 4/15/24, Pool #389850...................         64,956         66,569
  8.00%, 8/20/26, Pool #002270...................        499,796        516,966
  7.50%, 5/16/27, Series 97-8, Class PN..........      1,500,000      1,563,526
  8.00%, 4/20/28, Pool #002581...................        395,878        409,776
  8.00%, 6/20/28, Pool #002606...................        486,997        504,095
  8.00%, 7/20/28, Pool #002619...................      1,610,606      1,667,150
  8.00%, 8/20/28, Pool #002633...................      2,703,130      2,798,029
                                                                   ------------
                                                                     13,958,711
                                                                   ------------
 Other U.S. Agencies -- 1.2%
  Federal Housing Administration, 7.43%, 8/1/20..      2,045,765      2,009,964
  Federal Housing Administration, Greystone 96-2,
   7.43%, 11/1/22................................      2,807,434      2,713,553
                                                                   ------------
                                                                      4,723,517
                                                                   ------------
TOTAL U.S. GOVERNMENT AGENCY MORTGAGES...........                    71,976,957
                                                                   ------------

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------
U.S. TREASURY OBLIGATIONS -- 29.0%
 U.S. Treasury Bonds -- 27.8%
  12.75%, 11/15/10................................   $23,815,000    $ 34,591,287
  10.38%, 11/15/12................................     3,385,000       4,670,251
  7.25%, 5/15/16..................................       750,000         910,079
  7.50%, 11/15/16.................................     5,500,000       6,832,045
  8.75%, 5/15/17..................................       735,000       1,022,451
  8.88%, 8/15/17..................................    19,925,000      28,100,486
  8.50%, 2/15/20..................................     1,150,000       1,597,063
  8.13%, 5/15/21..................................    18,085,000      24,397,749
  8.13%, 8/15/21..................................     4,200,000       5,675,250
  6.50%, 11/15/26.................................     2,555,000       2,974,181
  6.13%, 11/15/27.................................       750,000         840,235
                                                                    ------------
                                                                     111,611,077
                                                                    ------------
 U.S. Treasury Inflation Protected Bonds -- 1.1%
  3.63%, 7/15/02..................................     1,024,138       1,016,457
  3.38%, 1/15/07..................................     2,690,976       2,600,990
  3.63%, 4/15/28..................................     1,005,540         980,088
                                                                    ------------
                                                                       4,597,535
                                                                    ------------
 U.S. Treasury STRIPS -- 0.1%
  5/15/13.........................................       308,000         142,486
  5/15/17.........................................       230,000          83,575
  8/15/17.........................................       800,000         286,680
                                                                    ------------
                                                                         512,741
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS...................                   116,721,353
                                                                    ------------
TOTAL.............................................
 (Cost $378,303,198) -- 99.3%                                       $399,130,742
                                                                    ============

Percentages indicated are based on net assets of $402,095,023.


(a) Security exempt from registration under rule 144A of the Securities Act of 1993. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                                     Percentage
                    Acquisition            Carrying Value                             of Total
      Holding          Date*       Par        Per Unit    Original Cost Market Value Investments
      -------       ----------- ---------- -------------- ------------- ------------ -----------
  Case Corp.          12/2/98   $3,750,000     $99.96      $3,735,975    $3,748,470     0.94%
  Society Generale
   Estate LLC         8/22/97    3,055,000      92.84       3,055,000     2,836,241     0.71%
                                                           ----------    ----------     -----
                                                           $6,790,975     6,584,711     1.65%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.


    Pegasus Funds
164

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
CORPORATE NOTES AND BONDS -- 88.3%
 Broadcast Radio & TV -- 11.6%
  Acme Television LLC, 0.00%, 9/30/04, Series B,
   Multi Coupon(d)...............................   $   300,000    $   240,750
  Capstar Broadcasting, 9.25%, 7/1/07............       150,000        156,750
  CBS Radio, Inc., 11.38%, 1/15/09...............       175,000        205,188
  Chancellor Media Corp. Los Angeles, 10.50%,
   1/15/07, Series B.............................       100,000        111,500
  Chancellor Media Corp. Los Angeles, 8.13%,
   12/15/07, Series B............................       600,000        598,500
  Chancellor Media Corp. Los Angeles, 8.75%,
   6/15/07, Series B.............................       675,000        695,249
  Chancellor Media Corp. Los Angeles, 9.00%,
   10/1/08, Series 144A(c).......................       275,000        290,125
  Charter Communications, 0.00%, 3/15/07, Series
   B, Multi Coupon(d)............................       375,000        335,625
  Comcast Corp., 9.38%, 5/15/05..................       250,000        266,875
  CSC Holdings, Inc., 7.88%, 12/15/07............       250,000        263,700
  CSC Holdings, Inc., 9.25%, 11/1/05.............       450,000        481,500
  Cumulus Media, Inc., 10.38%, 7/1/08............       300,000        319,500
  Diamond Cable Communications PLC, 0.00%,
   12/15/05, Multi Coupon(d).....................        75,000         62,438
  Diamond Cable Communications PLC, 0.00%,
   2/15/07, Multi Coupon(d)......................       450,000        326,250
  Diva Systems Corp., 0.00%, 3/1/08, Series 144A,
   Multi Coupon(c)(d)............................       225,000         84,938
  Echostar Satellite Broadcasting Corp., 0.00%,
   3/15/00, Multi Coupon(d)......................       325,000        325,813
  Fox/Liberty Networks LLC, 8.88%, 8/15/07.......       125,000        127,500
  Fox/Liberty Networks LLC, 0.00%, 8/15/07, Multi
   Coupon(d).....................................       925,000        642,875
  Lamar Advertising Co., 9.63%, 12/1/06..........       200,000        217,500
  Outdoor Systems, 9.38%, 10/15/06...............        75,000         81,375
  Outdoor Systems, 8.88%, 6/15/07................       600,000        644,999
  Pegasus Communications, 9.63%, 10/15/05, Series
   B.............................................       525,000        527,625
  Sinclair Broadcast Group, 9.00%, 7/15/07.......       600,000        613,500
  Sinclair Broadcast Group, 8.75%, 12/15/07......       300,000        305,250
  Sinclair Broadcast Group, 10.00%, 9/30/05......       100,000        105,500
  TeleWest Communication PLC, 0.00%, 10/1/07,
   Series B, Multi Coupon(d).....................     1,250,000      1,049,999
  UIH Australia/Pacific, 0.00%, 5/15/06, Series
   B, Multi Coupon(d)............................       300,000        153,000
  Young Broadcasting, Inc., 9.00%, 1/15/06,
   Series B......................................       175,000        178,063
                                                                   -----------
                                                                     9,411,887
                                                                   -----------
 Business Equipment & Service -- 1.2%
  Dialog Corp., 11.00%, 11/15/07, Series A.......       375,000        375,000
  Fisher Scientific International, Inc., 9.00%,
   2/1/08, Series 144A(c)........................       125,000        125,000
  Fisher Scientific International, Inc., 9.00%,
   2/1/08........................................       500,000        500,000
                                                                   -----------
                                                                     1,000,000
                                                                   -----------
 Consumer Goods & Services -- 1.3%
  Amscan Holdings, Inc., 9.88%, 12/15/07.........       425,000        398,438
  Diamond Brands Operating, 10.13%, 4/15/08......        75,000         67,875
  Diamond Brands, Inc., 0.00%, 4/15/09, Multi
   Coupon(d).....................................       175,000         62,125
  Leslie's Poolmart, 10.38%, 7/15/04.............       300,000        310,500
  Sitel Corp., 9.25%, 3/15/06, Series 144A.......       275,000        248,875
                                                                   -----------
                                                                     1,087,813
                                                                   -----------

                                                                Pegasus Funds

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Consumer Non-Durable -- 10.2%
  Agrilink Foods, Inc., 11.88%, 11/1/08, Series
   144A(c).......................................   $   350,000    $   357,000
  American Safety Razor Co., 9.88%, 8/1/05,
   Series B......................................       150,000        150,750
  Ameriserve Food Distribution, Inc., 10.13%,
   7/15/07.......................................       675,000        590,625
  Aurora Foods, Inc., 9.88%, 2/15/07, Series D...       100,000        109,500
  Aurora Foods, Inc., 9.88%, 2/15/07, Series B...       225,000        246,375
  Chattem, Inc., 8.88%, 4/1/08, Series B.........       325,000        334,750
  Community Distributors, Inc., 10.25%, 10/15/04,
   Series B......................................       150,000        138,750
  Di Giorgio Corp., 10.00%, 6/15/07, Series B....       300,000        280,500
  Dimon, Inc., 8.88%, 6/1/06.....................       250,000        248,750
  Dyersburg Corp., 9.75%, 9/1/07, Series B.......       200,000        180,000
  Eagle Family Foods, Inc., 8.75%, 1/15/08,
   Series B......................................       600,000        568,500
  GFSI, Inc., 9.63%, 3/1/07, Series B............       200,000        191,000
  Glenoit Corp., 11.00%, 4/15/07.................       250,000        233,750
  Huntsman Corp., 9.50%, 7/1/07, Series 144A(c)..       300,000        300,000
  International Home Foods, 10.38%, 11/1/06......       725,000        788,438
  Jitney-Jungle Stores of America, Inc., 10.38%,
   9/15/07.......................................       325,000        331,500
  NBTY, Inc., 8.63%, 9/15/07, Series B...........       350,000        343,000
  Pillowtex Corp., 10.00%, 11/15/06..............       500,000        537,500
  Pillowtex Corp., 9.00%, 12/15/07, Series B.....       200,000        207,000
  Playtex Products, Inc., 8.88%, 7/15/04, Series
   B.............................................       500,000        525,000
  Purina Mills, Inc., 9.00%, 3/15/10.............       200,000        200,000
  Revlon Consumer Products Corp., 8.63%, 2/1/08..       925,000        855,625
  Sealy Mattress Co., 9.88%, 12/15/07, Series B..       125,000        121,250
  Stater Brothers, 9.00%, 7/1/04.................       400,000        392,000
                                                                   -----------
                                                                     8,231,563
                                                                   -----------
 Ecological Services & Equipment -- 2.0%
  Allied Waste North America, 7.88%, 1/1/09,
   Series 144A(c)................................     1,575,000      1,598,625
                                                                   -----------
 Electronics -- 0.2%
  Viasystems, Inc., 9.75%, 6/1/07, Series B......       175,000        163,625
                                                                   -----------
 Financial Services -- 1.6%
  Contifinancial Corp., 8.13 %, 4/1/08...........       375,000        268,125
  Diamond Holdings PLC, 9.13%, 2/1/08............       150,000        147,375
  Golden State Escrow Corp., 7.13%, 8/1/05.......       750,000        743,483
  PX Escrow Corp., 0.00%, 2/1/06, Multi
   Coupon(d).....................................       200,000        111,000
                                                                   -----------
                                                                     1,269,983
                                                                   -----------
 Food Products & Services -- 0.4%
  Dominos, Inc., 10.38%, 1/15/09, Series 144A(c).       250,000        250,000
  Nebco Evans Holding Co., 0.00%, 7/15/07, Multi
   Coupon(d).....................................       125,000         60,625
                                                                   -----------
                                                                       310,625
                                                                   -----------
 Health Care -- 3.5%
  Alliance Imaging, 9.63%, 12/15/05..............       100,000         99,500
  Conmed Corp., 9.00%, 3/15/08...................       350,000        352,625
  Dade International, Inc., 11.13%, 5/1/06,
   Series B......................................       450,000        500,625
  Everest Healthcare Services, 9.75%, 5/1/08.....       200,000        200,000
  Hudson Respiratory Care, Inc., 9.13%, 4/15/08..       275,000        224,125

    Pegasus Funds
166

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Tenet Healthcare Corp., 8.13%, 12/1/08, Series
   144A(c).......................................   $   150,000    $   155,625
  Tenet Healthcare Corp., 8.00%, 1/15/05.........     1,175,000      1,206,243
  Tenet Healthcare Corp., 8.63%, 1/15/07.........       100,000        104,500
                                                                   -----------
                                                                     2,843,243
                                                                   -----------
 Industrial Goods & Services -- 13.9%
  Accuride Corp., 9.25%, 2/1/08, Series B........       350,000        344,750
  Albecca, Inc., 10.75%, 8/15/08, Series 144A....       500,000        503,750
  Alvey Systems, 11.38%, 1/31/03.................       104,000        104,520
  American Architectural, 11.75%, 12/1/07, Series
   144A..........................................       100,000         86,500
  American Builders Contractors Supply Co.,
   10.63%, 5/15/07, Series B.....................       275,000        257,125
  Amphenol Corp., 9.88%, 5/15/07.................       300,000        312,000
  Anchor Lamina, Inc., 9.88%, 2/1/08.............       150,000        135,750
  Buckeye Cellulose Corp., 8.50%, 12/15/05.......       425,000        444,125
  Building Materials Corp. Of America, 8.00%,
   10/15/07, Series B............................       375,000        378,281
  Coinmach Corp., 11.75%, 11/15/05, Series D.....       250,000        276,875
  Collins & Aikman Floorcoverings, 10.00%,
   1/15/07, Series B.............................       500,000        524,999
  Collins & Aikman Products, 11.50%, 4/15/06.....       650,000        675,999
  Columbus McKinnon Corp., 8.50%, 4/1/08.........        75,000         70,500
  Continental Global Group, 11.00%, 4/1/07,
   Series B......................................       375,000        324,375
  Continental Resources, 10.25%, 8/1/08..........       375,000        313,125
  Dailey International, Inc., 9.50%, 2/15/08,
   Series B......................................       450,000        211,500
  EchoStar DBS Corp., 12.50%, 7/1/02.............       200,000        232,000
  Euramax International, Inc., 11.25%, 10/1/06...       150,000        150,000
  Falcon Building Products, Inc., 0.00%, 6/15/07,
   Series B, Multi Coupon(d).....................       500,000        297,500
  Gearbulk Holdings, 11.25%, 12/1/04.............       400,000        424,000
  HDA Parts System, Inc., 12.00%, 8/1/05, Series
   144A(c).......................................       150,000        135,750
  International Utility Structures, 10.75%,
   2/1/08........................................       125,000        116,875
  ISG Resources, Inc., 10.00%, 4/15/08...........       250,000        248,750
  ISP Holdings, Inc., 9.75%, 2/15/02, Series B...       450,000        480,375
  Johnstown America Industries, Inc., 11.75%,
   8/15/05, Series C.............................       125,000        132,500
  Lear Corp., 9.50%, 7/15/06.....................       300,000        333,000
  MMI Products, Inc., 11.25%, 4/15/07, Series B..       250,000        271,250
  Neenah Corp., 11.13%, 5/1/07, Series B.........       200,000        206,500
  Polymer Group, Inc., 9.00%, 7/1/07, Series B...       500,000        497,500
  Polymer Group, Inc., 8.75%, 3/1/08, Series B...       350,000        345,625
  Statia Terminals, 11.75%, 11/15/03, Series B...       150,000        150,750
  Stena AB, 10.50%, 12/15/05.....................       425,000        440,938
  Stena AB, 8.75%, 6/15/07.......................       300,000        287,250
  Stena Line AB, 10.63%, 6/1/08..................       100,000         90,500
  Stone Container Corp., 12.25%, 4/1/02..........       200,000        205,000
  The Holt Group, 9.75%, 1/15/06, Series 144A(c).       200,000        141,000
  United Stationers Supply Co., 8.38%, 4/15/08...       300,000        300,750
  United Stationers Supply Co., 12.75%, 5/1/05...       134,000        150,080
  Wesco Distribution, Inc., 9.13%, 6/1/08, Series
   B.............................................       425,000        427,125
  Wesco International, Inc., 0.00%, 6/1/08,
   Series B(d)...................................       175,000        108,063
                                                                   -----------
                                                                    11,137,255
                                                                   -----------

                                                                Pegasus Funds

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Leisure -- 2.8%
  AMF Bowling Worldwide, 0.00%, 3/15/06, Series
   B, Multi Coupon(d)............................    $ 337,000      $  194,618
  Loews Cineplex Entertainment, 8.88%, 8/8/08....      200,000         207,500
  Premier Parks, Inc., 9.25%, 4/1/06.............       50,000          52,000
  Premier Parks, Inc., 0.00%, 4/1/08, Multi
   Coupon(d).....................................      375,000         255,938
  Premier Parks, Inc., 9.75%, 1/15/07............      325,000         354,250
  Regal Cinemas, 9.50%, 6/1/08, Series 144A(c)...      325,000         336,375
  Regal Cinemas, 9.50%, 6/1/08...................      375,000         388,125
  Six Flags Theme Parks, 12.25%, 6/15/05, Series
   A.............................................      450,000         501,749
                                                                    ----------
                                                                     2,290,555
                                                                    ----------
 Machinery & Equipment -- 2.4%
  Clark Materials Handling, 10.75%, 11/15/06,
   Series D......................................      400,000         409,000
  Grove Worldwide LLC, 9.25%, 5/1/08.............      100,000          91,500
  National Equipment Services, 10.00%, 11/30/04,
   Series B......................................      150,000         149,250
  National Equipment Services, 10.00%, 11/30/04,
   Series 144A(c)................................      400,000         398,000
  Nationsrent, Inc., 10.38%, 12/15/08, Series
   144A(c).......................................      400,000         398,000
  United Rentals, Inc., 9.25%, 1/15/09, Series
   144A(c).......................................      500,000         503,750
                                                                    ----------
                                                                     1,949,500
                                                                    ----------
 Materials & Services -- 0.6%
  Tekni-Plex. Inc., 9.25%, 3/1/08, Series B......      475,000         498,750
                                                                    ----------
 Metals & Mining -- 1.0%
  AEI Resources, Inc., 11.50%, 12/15/06, Series
   144A(c).......................................      400,000         398,000
  AEI Resources, Inc. / Holding, 10.50%,
   12/15/05, Series 144A(c)......................      250,000         246,250
  Metals USA, Inc., 8.63%, 2/15/08...............      200,000         189,000
                                                                    ----------
                                                                       833,250
                                                                    ----------
 Multi-Industry -- 0.4%
  Eagle Picher Industries, Inc., 9.38%, 3/1/08...      350,000         332,500
                                                                    ----------
 Printing & Publishing -- 2.2%
  Garden State Newspapers, 8.75%, 10/1/09, Series
   B.............................................      550,000         552,750
  Hollinger International Publishing, 9.25%,
   3/15/07.......................................      250,000         265,000
  Hollinger International Publishing, 9.25%,
   2/1/06........................................      400,000         422,000
  US Office Product Co., 9.75%, 6/15/08..........      425,000         278,375
  Ziff-Davis, Inc., 8.50%, 5/1/08................      250,000         242,500
                                                                    ----------
                                                                     1,760,625
                                                                    ----------
 Raw Materials -- 0.4%
  Ryerson Tull, Inc., 8.50%, 7/15/01.............      250,000         263,573
  Sterling Chemicals Holdings, Inc., 0.00%,
   8/15/08, Multi Coupon(d)......................      250,000          96,250
                                                                    ----------
                                                                       359,823
                                                                    ----------
 Shelter -- 1.7%
  Courtyard By Marriott, 10.75%, 2/1/08, Series
   B.............................................      150,000         155,250
  HMH Properties, Inc., 7.88%, 8/1/08, Series B..      900,000         877,500
  HMH Properties, Inc., 8.45%, 12/1/08, Series C.      300,000         301,500
                                                                    ----------
                                                                     1,334,250
                                                                    ----------

    Pegasus Funds
168

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Telecommunications -- 25.7%
  American Cellular Corp., 10.50%, 5/15/08,
   Series 144A(c)................................   $   350,000    $   348,250
  Arch Communications, Inc., 12.75%, 7/1/07,
   Series 144A(c)................................       250,000        251,250
  Big City Radio, 0.00%, 3/15/05, Multi
   Coupon(d).....................................       425,000        282,625
  Call-Net Enterprises, Inc., 8.94%, 8/15/08.....       525,000        311,063
  Call-Net Enterprises, Inc., 0.00%, 8/15/07,
   Multi Coupon(d)...............................       725,000        467,625
  Centennial Cellular Corp., 10.75%, 12/15/08,
   Series 144A(c)................................       250,000        252,500
  Comcast Cellular Holdings, Inc., 9.50%, 5/1/07,
   Series B......................................       375,000        402,188
  E. Spire Communications, Inc., 0.00%, 11/1/05,
   Multi Coupon(d)...............................       225,000        151,875
  E. Spire Communications, Inc., 13.75%, 7/15/07.        50,000         49,250
  E. Spire Communications, Inc., 0.00%, 4/1/06,
   Multi Coupon(d)...............................       200,000        125,000
  Esprit Telecom, 11.50%, 12/15/07...............       100,000        104,000
  Hermes Europe Railtel BV, 11.50%, 8/15/07......       450,000        479,250
  ICG Holdings, Inc., 0.00%, 3/15/07, Multi
   Coupon(d).....................................       400,000        258,048
  Intelcom Group (USA), Inc., 0.00%, 5/1/06,
   Multi Coupon(d)...............................       350,000        259,658
  Intermedia Communication, 0.00%, 7/15/07,
   Series B, Multi Coupon(d).....................       950,000        660,250
  Intermedia Communications, 8.88%, 11/1/07,
   Series B......................................       100,000         97,000
  Intermedia Communications, 8.60%, 6/1/08,
   Series B......................................       350,000        334,250
  International Cabletel, Inc., 0.00%, 2/1/06,
   Series B, Multi Coupon(d).....................       875,000        730,624
  IXC Communications, Inc., 9.00%, 4/15/08.......       325,000        327,031
  K-III Communications Corp., 8.50%, 2/1/06,
   Series B......................................       275,000        284,625
  Lenfest Communications, 8.25%, 2/15/08, Series
   144A(c).......................................       275,000        288,063
  Lenfest Communications, 8.38%, 11/1/05.........       300,000        326,250
  Level 3 Communications, Inc., 10.50%, 12/1/08,
   Series 144A(c)................................     1,025,000        602,188
  Level 3 Communications, Inc., 9.13%, 5/1/08....     1,400,000      1,396,499
  McLeodUSA, Inc., 9.25%, 7/15/07................       150,000        154,125
  McLeodUSA, Inc., 8.38%, 3/15/08................       100,000        101,000
  McLeodUSA, Inc., 0.00%, 3/1/07, Multi
   Coupon(d).....................................       750,000        570,000
  Metromedia Fiber Network, 10.00%, 11/15/08,
   Series 144A(c)................................       150,000        154,875
  Metronet Communications, 10.63%, 11/1/08,
   Series 144A(c)................................       225,000        239,625
  Metronet Communications, Inc., 0.00%, 6/15/08,
   Multi Coupon..................................     1,150,000        710,124
  Metronet Communications, Inc., 12.00%, 8/15/07.       200,000        218,500
  Millicom International Cellular, 0.00%, 6/1/06,
   Multi Coupon(d)...............................       525,000        371,438
  Nextel Communications, 0.00%, 2/15/08, Multi
   Coupon(d).....................................     1,125,000        680,625
  Nextel Communications, 0.00%, 9/15/07, Multi
   Coupon(d).....................................       900,000        585,000
  Nextel International, Inc., 0.00%, 4/15/08,
   Multi Coupon(d)...............................       200,000         93,776
  Nextlink Communications, 0.00%, 4/15/08, Multi
   Coupon(d).....................................       375,000        217,500
  Nextlink Communications, 9.63%, 10/1/07........       400,000        391,000
  NTL, Inc., 0.00%, 4/1/08, Series B, Multi
   Coupon(d).....................................     1,075,000        667,844
  NTL, Inc., 12.38%, 10/1/08, Series 144A(c).....       275,000        173,250
  NTL, Inc., 11.50%, 10/1/08, Series 144A(c).....       225,000        246,375
  Orange PLC., 8.00%, 8/1/08.....................       400,000        402,000
  Paging Network, 10.00%, 10/15/08...............       725,000        703,250
  Pathnet, Inc., 12.25%, 4/15/08.................       275,000        209,000
  PSINet, Inc., 11.50%, 11/1/08, Series 144A(c)..       175,000        182,000
  PSINet, Inc., 10.00%, 2/15/05, Series B........       350,000        348,250
  Qwest Communications International, 0.00%,
   10/15/07, Multi Coupon(d).....................     1,075,000        843,874
  Qwest Communications International, 7.50%,
   11/1/08, Series 144A(c).......................       200,000        210,000
  Rogers Cablesystems LTD, 10.00%, 3/15/05,
   Series B......................................       275,000        309,375

                                                                Pegasus Funds

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                       Shares
                                                         or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Rogers Cantel, Inc., 8.80%, 10/1/07............   $   500,000    $   506,875
  Telecommunications Techniques Co., 9.75%,
   5/15/08.......................................       550,000        544,500
  Telesystem International Wireless, Inc., 0.00%,
   11/1/07, Series C, Multi Coupon(d)............       350,000        129,500
  Telesystem International Wireless, Inc., 0.00%,
   6/30/07, Series B, Multi Coupon(d)............       400,000        172,000
  Teligent, Inc., 11.50%, 12/1/07................       350,000        323,750
  Teligent, Inc., 0.00%, 3/1/08, Series B, Multi
   Coupon(d).....................................       225,000        111,375
  Triton Communications, 0.00%, 5/1/08, Multi
   Coupon(d).....................................       675,000        318,938
  United International Holdings, Inc., 0.00%,
   2/15/08, Series B, Multi Coupon(d)............       525,000        286,125
  US Xchange LLC, 15.00%, 7/1/08, Series 144A....       175,000        184,188
  Verio, Inc., 11.25%, 12/1/08, Series 144A(c)...       150,000        152,250
  Viatel, Inc., 0.00%, 4/15/08, Multi Coupon(d)..       100,000         57,000
  Viatel, Inc., 10.00%, Series A.................           204         22,499
  Viatel, Inc., 11.25%, 4/15/08..................       300,000        301,500
                                                                   -----------
                                                                    20,682,668
                                                                   -----------
 Transportation -- 1.2%
  Allied Holdings, 8.63%, 10/1/07, Series B......       350,000        357,000
  AmeriTruck Distribution, 12.25%, 11/15/05,
   Series B(a)...................................       325,000         21,125
  Lear Seating Corp., 8.25%, 2/1/02..............       250,000        251,563
  Oshkosh Truck Corp., 8.75%, 3/1/08.............       100,000        100,500
  Oxford Automotive, 10.13%, 6/15/07.............       250,000        258,750
                                                                   -----------
                                                                       988,938
                                                                   -----------
 Utilities -- 3.8%
  El Paso Electric Co., 9.40%, 5/1/11, Series E..       400,000        454,228
  Forcenergy, Inc., 8.50%, 2/15/07, Series B.....       700,000        521,500
  KCS Energy, Inc., 8.88%, 1/15/08...............       300,000        172,500
  Niagara Mohawk Power Corp., 0.00%, 7/1/10,
   Series H, Multi Coupon(d).....................       350,000        272,171
  Ocean Energy, Inc., 10.38%, 10/15/05...........       500,000        517,500
  Pacalta Resources LTD, 10.75%, 6/15/04, Series
   B.............................................       250,000        201,250
  Pogo Producing Co., 8.75%, 5/15/07, Series B...       250,000        238,750
  Pride Petroleum Services, Inc., 9.38%, 5/1/07..       375,000        350,625
  Universal Compression, Inc., 0.00%, 2/15/08,
   Series 144A, Multi Coupon(d)..................       500,000        302,500
                                                                   -----------
                                                                     3,031,024
                                                                   -----------
 Yankee & Eurodollar -- 0.2%
  Chiles Offshore LLC, 10.00%, 5/1/08............       250,000        201,250
                                                                   -----------
TOTAL CORPORATE NOTES AND BONDS..................                   71,317,752
                                                                   -----------
PREFERRED STOCKS -- 3.4%
 Food Products & Services -- 0.1%
  Nebco Evans Holding Co., 11.25%, PIK(b)........         1,084         54,724
                                                                   -----------
 Health Care -- 0.0%
  River Holding Corp., 11.50%, Series B, PIK(b)..           530         31,933
                                                                   -----------

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                                                      Shares
                                                        or
                  Description                    Principal Amount. Market Value
                  -----------                    ----------------- ------------
 Printing & Publishing -- 0.8%
  Primedia, Inc., 8.63%, Series H...............         1,000     $    96,500
  Primedia, Inc., 9.20%, Series F...............         5,250         517,125
                                                                   -----------
                                                                       613,625
                                                                   -----------
 Telecommunications -- 1.9%
  Benedek Communications, 11.50%, PIK(b)........           200         161,000
  Capstar Broadcasting Partners, Inc., 12.00%,
   PIK(b).......................................           896         107,708
  Cumulus Media, Inc., 13.75%, Series A(b)......           160         173,155
  EchoStar Communications, 12.13%, PIK(b).......           232         270,348
  Nextel Communications, 11.13%, Series E,
   PIK(b).......................................           134         115,910
  Pegasus Communications, 12.75%, Series A,
   PIK(b).......................................           210         202,223
  SFX Broadcasting, Inc., 12.63%, Cumulative,
   Series E, PIK(b).............................         1,412         170,146
  Sinclair Capital, 11.63%, Cumulative..........         3,600         381,600
                                                                   -----------
                                                                     1,582,090
                                                                   -----------
 Utilities -- 0.6%
  Texas Utilities Co., 9.25%, Cumulative........         8,000         454,000
                                                                   -----------
TOTAL PREFERRED STOCKS..........................                     2,736,372
                                                                   -----------
RIGHTS -- 0.0%
 Telecommunications -- 0.0%
  Pathnet, Inc.(a), 12.25%, 4/15/08.............           275           2,784
                                                                   -----------
TOTAL RIGHTS....................................                         2,784
                                                                   -----------
REPURCHASE AGREEMENTS -- 7.8%
  State Street, 4.40%, 1/4/99, (Collateralized
   by $6,105,000 various U.S. Treasury
   Securities, 6.25%-13.25%, 2/28/02-5/15/14,
   market value $6,360,299).....................     6,342,000       6,342,000
                                                                   -----------
TOTAL REPURCHASE AGREEMENTS.....................                     6,342,000
                                                                   -----------
WARRANTS -- 0.0%
 Telecommunications -- 0.0%
  Diva Systems Corp.(a).........................           675          10,799
  Metronet Communications, Inc.(a)..............           200          10,655
  Pegasus Communications(a).....................           175           3,588
  UIH Australia/Pacific(a)......................           300             338
                                                                   -----------
TOTAL WARRANTS .................................                        25,380
                                                                   -----------
TOTAL
 (Cost $84,002,941) -- 99.5%....................                   $80,424,288
                                                                   ===========

Percentages indicated are based on net assets of $80,800,557.
(a) Ameritruck Distribution, which filed for protection under Chapter 11 of the Federal Bankruptcy Code, has accrued interest of $19,906 and amortized cost of $345,312.
(b)  PIK -- Payment-In-Kind.

                                                                Pegasus Funds

Pegasus High Yield Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                                                      Percentage
                          Acquisition            Carrying Value  Original    Market    of Total
        Holding              Date*       Par        Per Unit       Cost      Value    Investments
        -------           ----------- ---------- -------------- ---------- ---------- -----------
AEI Resources,
 Inc./Holding ..........   11/12/97   $  250,000     $98.50     $  242,500 $  246,250     0.31%
AEI Resources, Inc. ....    12/7/98      400,000      99.50        400,000    398,000     0.50
Agrilink Foods, Inc. ...   11/13/98      350,000     102.00        350,000    357,000     0.44
Albecca, Inc. ..........     8/6/98      500,000     100.75        500,000    503,750     0.63
Allied Waste North
 America................   12/14/98    1,575,000     101.50      1,572,260  1,598,625     1.99
American Cellular
 Corp. .................     5/6/98      350,000      99.50        348,451    348,250     0.43
Arch Communications,
 Inc. ..................    6/24/98      250,000     100.50        245,123    251,250     0.31
Centennial Cellular
 Corp. .................    12/9/98      250,000     101.00        251,625    252,500     0.31
Chancellor Media Corp.,
 Los Angeles............    9/25/98      275,000     105.50        275,000    290,125     0.36
Diva System's Corp.* ...   12/28/98      225,000      37.75        135,568     84,938     0.10
Domino's, Inc. .........   12/10/98      250,000     100.00        250,000    250,000     0.31
Fischer Scientific
 International, Inc. ...   11/10/98      125,000     100.00        120,625    125,000     0.16
HDA Parts System, Inc. .    7/28/98      150,000      90.50        150,000    135,750     0.17
Hermes Europe Railtel
 B.V. ..................    8/19/97      450,000     106.50        487,313    479,250     0.60
Huntsman Corp. .........   11/24/98      300,000     100.00        296,250    300,000     0.37
Level 3 Communications,
 Inc. ..................   11/24/98    1,025,000      58.75        605,901    602,188     0.75
Metromedia Fiber
 Network, Inc. .........   11/20/98      150,000     103.25        150,000    154,875     0.19
MetroNet Communications.    11/4/98      225,000     106.50        225,000    239,625     0.30
National Equipment
 Services, Inc. ........   11/25/97      150,000      99.50        148,151    149,250     0.19
Nationsrent, Inc. ......    12/8/98      400,000      99.50        400,000    398,000     0.50
NTL, Inc. ..............   10/26/98      225,000     109.50        225,000    246,375     0.31
NTL, Inc. ..............   10/30/98      275,000      63.00        152,639    173,250     0.21
PSI NET, Inc. ..........   10/27/98      175,000     104.00        175,000    182,000     0.23
Qwest Communications
 International..........   10/28/98      200,000     105.00        198,648    210,000     0.26
Regal Cinemas...........    5/21/98      375,000     103.50        374,366    388,125     0.48
Tenet Healthcare Corp. .     5/8/98      150,000     103.75        149,418    155,625     0.19
The Holt Group..........    3/13/98      200,000      70.50        204,250    141,000     0.17
United Rentals, Inc. ...    12/8/98      500,000     100.75        500,000    503,750     0.63
Verio, Inc. ............   11/20/98      150,000     101.50        150,000    152,250     0.19
                                                                ---------- ----------    -----
  TOTAL.................                                        $9,283,088 $9,317,001    11.59%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.

    Pegasus Funds
172
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
MUNICIPAL BONDS -- 99.1%
 Alabama -- 0.8%
  Courtland Industrial Development Board, Solid
   Waste Disposal, Revenue, Series A, AMT, 6.50%,
   9/1/25, Callable 9/1/05 @ 102.................   $ 5,000,000    $  5,377,050
  Mobile Industrial Development Board, Pollution
   Control, Revenue, 4.75%, 4/1/10, Callable
   12/1/03 @ 102.................................     1,500,000       1,496,400
                                                                   ------------
                                                                      6,873,450
                                                                   ------------
 Alaska -- 1.0%
  Fairbanks North Star Boro, Refunding, Series S,
   5.45%, 3/1/06, Callable 7/1/02 @ 100, MBIA....     2,500,000       2,703,075
  Student Loan Revenue, State Assisted, Series A,
   AMT, 6.13%, 7/1/05, Callable 7/1/02 @ 100,
   AMBAC.........................................     1,000,000       1,059,880
  Valdez Marine Terminal, Revenue, Series C,
   5.65%, 12/1/28, Callable 12/1/03 @ 102........     5,000,000       5,145,150
                                                                   ------------
                                                                      8,908,105
                                                                   ------------
 Arizona -- 1.1%
  Maricopa County School District #028, GO,
   Series B, 6.00%, 7/1/14, Callable 7/1/04 @
   100, FGIC.....................................     2,500,000       2,722,150
  Salt River Project Agricultural Improvement
   Power District, Revenue, Series D, 6.00%,
   1/1/08, Callable 1/1/03 @ 102.................       625,000         712,363
  Salt River Project Agriculture, Series B,
   5.25%, 1/1/19, Callable 1/1/03 @ 102..........     5,000,000       5,075,750
  University of Arizona, Revenue, 5.25%, 6/1/13,
   Callable 6/1/08 @ 100.........................     1,500,000       1,573,890
                                                                   ------------
                                                                     10,084,153
                                                                   ------------
 California -- 5.3%
  Anaheim Public Finance Authority, Revenue,
   Public Improvements Project, Series C, 6.00%,
   9/1/16, FSA...................................     2,000,000       2,298,600
  Los Angeles School District, Series A, 5.00%,
   7/1/21, Callable 7/1/08 @ 102, FGIC...........     3,000,000       2,985,960
  Northern California Public Power Agency,
   Revenue, Project A, 5.64%, 7/1/07, AMBAC......     2,455,000       2,743,536
  Northern California Public Power Agency,
   Revenue, Project A, 5.65%, 7/1/07, AMBAC......     2,345,000       2,604,545
  Northern California Public Power Agency,
   Revenue, Project A, 5.60%, 7/1/06, AMBAC......     1,750,000       1,938,860
  Northern California Public Power, Revenue,
   Project A, 5.60%, 7/1/06, AMBAC...............     1,750,000       1,926,908
  Orange County Recovery, Certificates of
   Participation, Series A, 5.70%, 7/1/10,
   Callable 7/1/06 @ 102, MBIA...................     4,900,000       5,427,730
  Orange County Recovery, Certificates of
   Participation, Series A, 5.80%, 7/1/16,
   Callable 7/1/06 @102, AMBAC...................     5,315,000       5,792,712
  Sacramento Cogeneration Authority, Revenue,
   7.00%, 7/1/05.................................     1,500,000       1,733,520
  Sacramento Cogeneration Authority, Revenue,
   6.00%, 7/1/03.................................     1,000,000       1,082,050
  Sacramento Cogeneration Authority, Revenue,
   6.20%, 7/1/06, Callable 7/1/05 @ 102..........     2,500,000       2,797,525
  Sacramento Municipal Utilities, Revenue, 5.75%,
   1/1/10, Callable 1/1/04 @ 102, MBIA...........     1,500,000       1,643,940

                                                                Pegasus Funds
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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Sacramento Municipal Utilities, Revenue, 5.125%
   , 7/1/22, Callable 7/1/07 @ 102...............   $ 3,000,000    $  3,019,380
  State GO, 5.50%, 4/1/06, MBIA..................     4,500,000       4,923,855
  State Public Works Board, Revenue, Department
   Of Corrections, Series A, 5.25%, 1/1/21,
   Callable 1/1/06 @ 100, AMBAC..................     6,500,000       6,616,089
                                                                   ------------
                                                                     47,535,210
                                                                   ------------
 Colorado -- 2.8%
  Denver, City & County Airport, Revenue,
   Prerefunded, Series A, AMT, 8.00%, 11/15/25,
   Callable 11/15/00 @102........................       200,000         220,372
  Denver, City & County Airport, Revenue,
   Prerefunded, Series A, AMT, 8.50%, 11/15/23,
   Callable 11/15/00 @ 102.......................       220,000         244,365
  Denver, City & County Airport, Revenue, Series
   A, AMT, 8.00%, 11/15/25, Callable 11/15/00 @
   102...........................................     2,095,000       2,261,071
  Denver, City & County Airport, Revenue, Series
   A, AMT, 8.50%, 11/15/23, Callable 11/15/00 @
   102...........................................     2,280,000       2,480,959
  Denver, City & County Airport, Revenue, Series
   B, AMT, 7.25%, 11/15/05, Callable 11/15/02 @
   102...........................................     3,000,000       3,345,570
  Denver, City & County Airport, Revenue, Series
   C, AMT, 6.50%, 11/15/06, Callable 11/15/02 @
   102...........................................     2,000,000       2,162,420
  Denver, City & County Airport, Revenue, Series
   D, AMT, 7.75%, 11/15/13, Callable 11/15/07 @
   100...........................................     6,925,000       8,840,593
  E-470 Public Highway Authority, Revenue,
   Capital Appreciation, Series B, 0.00%, 9/1/23,
   MBIA..........................................    12,295,000       3,498,419
  Health Facilities Authority, Revenue, 5.375%,
   1/1/16, Callable 1/1/08 @ 101.................     2,250,000       2,258,348
                                                                   ------------
                                                                     25,312,117
                                                                   ------------
 Connecticut -- 1.4%
  Housing Finance Authority, Revenue, Mortgage
   Subseries D-1, 5.90%, 5/15/16, Callable
   5/15/06 @ 102.................................     3,400,000       3,616,036
  State, GO, Series A, 5.40%, 3/15/06, Callable
   3/15/03 @ 102, MBIA...........................     3,225,000       3,457,910
  State, GO, Series A, 5.625%, 5/15/13, Callable
   5/15/06 @ 101.................................     5,000,000       5,415,100
                                                                   ------------
                                                                     12,489,046
                                                                   ------------
 Delaware -- 1.1%
  State Transit Authority, Revenue, 5.80%,
   7/1/09, Callable 7/1/02 @ 102, MBIA...........     9,035,000       9,740,182
                                                                   ------------
 Florida -- 6.2%
  Gainesville Utilities System, Revenue, Series
   A, 5.00%, 10/1/16, Callable 10/1/06 @ 102.....     4,000,000       4,044,320
  Jupiter Island Utilities System, Revenue,
   5.00%, 10/1/18, Callable 10/1/08 @ 101, MBIA..     3,000,000       3,009,840
  Lakeland Electric & Water, Revenue, Series B,
   6.00%, 10/1/11, FGIC..........................     9,000,000      10,429,380
  Lee County Transportation Facilities, Revenue,
   Series F, 5.75%, 10/1/27, Callable, 10/1/05 @
   102, MBIA.....................................     9,640,000      10,387,196
  State Board of Education, Capital Outlay, GO,
   6.40%, 6/1/19, Callable 6/1/02 @ 101..........    12,100,000      13,125,596

    Pegasus Funds
174

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State Board of Education, Capital Outlay, GO,
   5.75%, 6/1/13, Callable 6/1/03 @ 101..........   $ 5,000,000    $  5,366,350
  State Board of Education, Capital Outlay, GO,
   5.50%, 6/1/26, Callable 6/1/06 @ 101..........     8,250,000       8,648,558
                                                                   ------------
                                                                     55,011,240
                                                                   ------------
 Georgia -- 6.2%
  Chatham County School District, GO, Series B,
   5.50%, 8/1/20, Callable 8/1/04 @ 101, FGIC....     4,250,000       4,422,125
  Fulton County School District, GO, 6.375%,
   5/1/10........................................     5,000,000       5,938,500
  Gainesville Water & Sewer Revenue, Series B,
   6.00%, 11/15/12, FGIC.........................     3,950,000       4,567,780
  Rockdale County Water & Sewer Authority,
   Revenue, 5.00%, 7/1/22, Callable 7/1/07 @ 102,
   FSA...........................................     3,000,000       2,969,310
  State Housing & Finance Authority, Revenue,
   Series B, 6.10%, 12/1/12, Callable 6/1/05 @
   102, FHA......................................       650,000         697,158
  State Tollway Authority, Revenue, 5.00%,
   7/1/10........................................     5,345,000       5,696,648
  State, GO, 6.75%, 9/1/11.......................    10,000,000      12,348,499
  State, GO, 7.10%, 9/1/09.......................     9,500,000      11,909,865
  State, GO, Series C, 7.25%, 7/1/05.............     1,000,000       1,187,750
  State Tollway Authority, Revenue, 5.00%,
   7/1/09........................................     5,000,000       5,345,600
                                                                   ------------
                                                                     55,083,235
                                                                   ------------
 Illinois -- 8.4%
  Chicago Metropolitan Water, Capital
   Improvement, 5.50%, 12/1/12...................     1,000,000       1,104,300
  Chicago O'Hare International Airport, Revenue,
   Series A, 5.625%, 1/1/14, Callable 1/1/06 @
   102, AMBAC....................................     5,000,000       5,353,300
  Chicago O'Hare International Airport, Revenue,
   Series A, 5.625%, 1/1/13, Callable 1/1/06 @
   102, AMBAC....................................     5,000,000       5,379,950
  Chicago Public Building Commission, Revenue,
   Series A, 7.00%, 1/1/20, Callable 12/1/05 @
   102, MBIA.....................................     1,750,000       2,232,685
  Chicago School Reform Board of Education,
   5.25%, 12/1/22, Callable 12/1/07 @ 102,
   AMBAC.........................................     4,750,000       4,810,848
  Chicago Waste Water, Revenue, Series A, 0.00%,
   1/1/22, MBIA..................................    10,000,000       3,054,100
  Cook County Community College, Certificates of
   Participation, Series C, 7.70%, 12/1/04,
   MBIA..........................................     5,000,000       5,963,849
  Cook County GO, 7.00%, 11/1/99.................     4,000,000       4,128,400
  Cook County GO, Series B, 5.125%, 11/15/17,
   Callable 11/15/07 @ 101, MBIA.................     4,700,000       4,767,821
  Du Page County, Forest Preservation District,
   Refunding, 6.00%, 11/1/03.....................     1,750,000       1,917,213
  Health Facilities Authority, Revenue,
   Northwestern Memorial Hospital, Series A,
   5.60%, 8/15/06, Callable 8/15/04 @ 102........     1,000,000       1,085,930
  Health Facilities Authority, Revenue,
   Refunding, 6.00%, 8/15/05, FGIC...............     1,000,000       1,105,680
  Housing Development Authority, Revenue, Series
   3, 6.10%, 9/1/13, Callable 9/1/03 @ 102.......     2,500,000       2,615,150
  Housing Development Authority, Revenue, Series
   A, 5.95%, 7/1/21, Callable 7/1/05 @ 102,
   AMBAC.........................................     2,000,000       2,103,400
  Metropolitan Pier & Expo Authority, Revenue,
   Series A, 0.00%, 12/15/12, MBIA...............     5,000,000       2,579,200

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Metropolitan Pier & Expo Authority, Revenue,
   Series A, 0.00%, 6/15/29, MBIA................   $12,575,000    $  2,602,271
  Northlake, GO, 5.60%, 12/1/14, Callable 12/1/05
   @ 102, MBIA...................................     4,000,000       4,286,680
  St Clair County, GO, 8.00%, 12/1/02, MBIA......     1,000,000       1,149,690
  St Clair County, GO, 8.00%, 12/1/03, MBIA......     1,095,000       1,292,166
  State Sales Tax, Revenue, Refunding, Series Q,
   5.75%, 6/15/06................................     5,000,000       5,527,300
  State, GO, 5.125%, 12/1/03, FGIC...............     5,700,000       6,031,682
  Winnebago & Boone Counties, GO, 7.35%, 2/1/04,
   FSA...........................................     3,600,000       4,171,680
  Winnebago County, GO, 0.00%, 1/1/17, FSA.......     4,565,000       1,827,872
                                                                   ------------
                                                                     75,091,167
                                                                   ------------
 Indiana -- 14.4%
  Ball State University, Revenue, Series G,
   6.125%, 7/1/09, Callable 7/1/02 @ 102, FGIC...       400,000         434,608
  Ball State University, Revenue, Series H,
   6.15%, 7/1/05, FGIC...........................       150,000         168,162
  Beech Grove School Building Corp., Revenue,
   6.25%, 7/5/16, Callable 1/5/11 @ 100, MBIA....     1,550,000       1,808,106
  Bremen School Building Corp., 6.75%, 1/1/09,
   Callable 1/1/02 @ 101, MBIA...................       500,000         544,580
  Brownsburg Multi School Building Corp., 9.70%,
   7/1/99........................................       450,000         464,688
  Brownsburg School Building Corp., Revenue,
   6.10%, 2/1/13, Callable 2/1/05 @ 102, FGIC....     1,000,000       1,129,420
  Carmel High School Building Corp., 6.90%,
   7/15/03, Prerefunded 7/1/01 @ 102.............       500,000         547,470
  Carmel High School Building Corp., Revenue,
   5.15%, 7/15/15, Callable 1/15/06 @ 102, MBIA..       500,000         510,530
  Center Grove High School Building Corp., 5.70%,
   1/1/14, Callable 7/1/03 @ 102.................     1,000,000       1,071,750
  Central High School Building Corp., Revenue,
   5.00%, 8/1/11, Callable 8/1/07 @ 102, AMBAC...     1,000,000       1,034,790
  Clark Elementary School Building Corp.,
   Revenue, 6.00%, 7/15/12, Callable 7/15/03 @
   102...........................................     1,000,000       1,064,740
  Cloverdale School Building Corp., 6.375%,
   7/15/13, Callable 1/15/02 @ 101...............     1,015,000       1,098,595
  Danville Multi School Building Corp., 5.75%,
   1/15/18, Callable 1/15/07 @ 102, AMBAC........     1,000,000       1,073,720
  Decatur Township Marion County School District,
   GO, 5.65%, 3/15/08 @ 102, Callable 3/15/08 @
   102...........................................     1,000,000       1,068,010
  Eagle Union Community School Building Corp.,
   Revenue, 5.90%, 1/15/18, Callable 7/1/06 @
   102...........................................     1,000,000       1,067,200
  Eagle Union Elementary School Building Corp.,
   9.25%, 1/1/03, Callable 1/1/99 @ 102..........       100,000         119,303
  East Allen Elementary School District Corp.,
   Revenue, 5.875%, 7/1/12, Callable 7/1/06 @
   102, FSA......................................     2,000,000       2,212,880
  East Allen Woodland School Building Corp.,
   Revenue, 5.25%, 7/15/12, Callable 7/1/99 @ 101
   AMBAC.........................................     1,000,000       1,047,350
  Evansville Vanderburgh Corp., Revenue, 5.80%,
   8/15/16, Callable 8/1/06 @ 102, MBIA..........     1,000,000       1,084,380

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Fort Wayne South Side, Revenue, 6.125%,
   1/15/12, Callable 1/15/04 @ 102, MBIA.........   $   450,000    $    503,330
  Franklin Community School Building Corp.,
   Revenue, 6.00%, 1/15/13, Callable 7/15/06 @
   102, FSA......................................     2,000,000       2,219,240
  Franklin Community School Building Corp.,
   Revenue, 5.85%, 7/15/11, Callable 7/15/06 @
   102, FSA......................................       500,000         552,260
  Greater Clark Elementary Building Corp., Series
   A, 6.70%, 1/1/03, AMBAC.......................       500,000         533,225
  Greencastle N E Elementary School Building
   Corp., 6.625%, 1/15/14, Callable 1/15/03 @
   101...........................................       500,000         544,840
  Hamilton County Option, Revenue, 5.20%,
   7/10/14, Callable 1/10/08 @ 101, FSA..........     1,645,000       1,691,570
  Hamilton County Public Building Corp., Series
   A, 6.25%, 1/20/12, Callable 7/20/02 @ 102.....     1,000,000       1,091,110
  Hamilton Southeastern Construction School
   Building, Revenue, 6.00%, 1/15/14, Callable
   7/15/05 @ 102, AMBAC..........................       300,000         339,108
  Hamilton Southeastern School Building Corp.,
   5.40%, 7/15/15, Callable 7/15/07 @ 102, FSA...     1,000,000       1,050,500
  Hammond Multi School Building Corp., Revenue,
   Series A, 6.15%, 7/10/10, Callable 1/10/03 @
   102...........................................       500,000         538,610
  Health Facilities Finance Authority, 7.00%,
   7/1/11, Prerefunded 7/1/01 @ 102, MBIA........     1,000,000       1,098,510
  Health Facilities Finance Authority, Revenue,
   Series A, 6.00%, 9/1/05.......................     1,000,000       1,114,850
  Health Facilities Finance Authority, Revenue,
   Series D, 5.00%, 11/1/07......................       490,000         508,752
  Health Facility Financing Authority, Revenue,
   Series A, 5.50%, 2/15/16, Callable 2/15/07 @
   102...........................................     1,000,000       1,044,530
  Howard County, GO, 13.00%, 1/1/01..............       200,000         235,010
  Indiana Education Facility, Wabash, 4.80%,
   11/1/03.......................................     5,000,000       5,033,350
  Indiana State University, Revenue, Series G,
   6.60%, 7/1/04, Callable 1/1/94 @ 103..........       200,000         226,024
  Indiana State Vocational Technology College,
   Revenue, Series D, 5.90%, 7/1/06, Callable
   1/1/05 @ 102, AMBAC...........................     1,000,000       1,104,980
  Indiana State Vocational Technology College,
   Series D, 6.40%, 7/1/10, Callable 1/1/05 @
   102, AMBAC....................................       350,000         394,727
  Indiana University, Revenue, Series K, 5.875%,
   8/1/20, Callable 11/1/02 @ 102, MBIA..........     5,000,000       5,390,049
  Indianapolis Economic Development, Revenue,
   5.95%, 1/1/03, Callable 1/1/00 @ 100..........     2,500,000       2,503,850
  Indianapolis Gas Utilities, Revenue, 7.00%,
   6/1/08, Callable 6/1/99 @ 100.................       200,000         228,060
  Indianapolis Local Public Improvement Building
   Bank, Series C, 6.25%, 1/1/02.................     4,000,000       4,273,640
  Indianapolis School Building Corp., Revenue,
   5.20%, 7/15/12, Callable 1/5/07 @ 102, FSA....     1,000,000       1,049,170
  Indianapolis School Building Corp., Revenue,
   5.20%, 1/5/13, Callable 1/5/07 @ 102, FSA.....     1,000,000       1,041,990
  Lafayette Redevelopment Authority, Economic
   Development, 6.70%, 2/1/10, Prerefunded 8/1/04
   @ 102, MBIA...................................       200,000         231,212
  Lafayette Redevelopment Authority, Economic
   Development, 6.80%, 8/1/10, Prerefunded 8/1/04
   @ 102, MBIA...................................       255,000         296,063

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  Lawrence Township Metropolitan School District,
   Revenue, 6.75%, 1/5/07........................   $   455,000    $    532,728
  Merrillville Multi School Building Corp.,
   5.65%, 7/15/14, Callable 1/15/07 @ 102, MBIA..     1,000,000       1,075,650
  Merrillville Multi School Building Corp.,
   6.45%, 7/1/04, Callable 1/1/04 @ 100..........       525,000         586,488
  Metro School District Building Corp., 6.90%,
   1/1/18, Callable 1/1/05 @ 102.................     1,500,000       1,757,625
  Mishawaka City Multi School Building, 5.50%,
   7/15/15, Callable 1/15/08 @ 102...............     4,400,000       4,647,940
  Mooresville Construction School Building Corp.,
   Revenue, 5.25%, 7/15/12, Callable 7/15/07 @
   102, AMBAC....................................     1,000,000       1,056,350
  Morgan County Public Library, 7.30%, 1/1/03,
   Callable 1/1/99 @ 102.........................       155,000         160,428
  Muncie School Building Corp., Revenue, 6.625%,
   7/15/09, Prerefunded 7/15/01 @ 102............       500,000         544,170
  Municipal Power Agency Supply System, Revenue,
   Series B, 5.50%, 1/1/16, Callable 1/1/14 @
   100, MBIA.....................................     3,000,000       3,240,360
  North Warrick County School Building, 10.00%,
   1/1/04, Callable 7/1/03 @ 101.................       250,000         317,435
  Northwest Allen Building Corp., 6.90%, 7/15/01.     1,000,000       1,096,480
  Purdue University Certificates of
   Participation, 6.20%, 7/1/15, Callable 7/1/04
   @ 100.........................................       500,000         533,115
  Seymour Community High School Building Corp.,
   Revenue, 6.25%, 1/15/14, Callable 1/15/05 @
   101, FGIC.....................................     1,000,000       1,128,880
  South Bend Community School Building Corp.,
   5.70%, 8/1/17, Callable 8/1/07 @ 101, FSA.....       900,000       1,009,836
  South Bend Community School Building Corp.,
   Revenue, 5.70%, 8/1/19, Callable 8/1/07 @ 101,
   FSA...........................................     1,500,000       1,683,060
  South Central Community School Building Corp.,
   Revenue, 5.85%, 7/15/17, Callable 1/15/08 @
   102, AMBAC....................................     1,000,000       1,092,360
  South Harrison Community School Building Corp.,
   Revenue, 5.80%, 7/15/11, Callable 1/15/03 @
   102...........................................     1,360,000       1,478,361
  South Harrison Community School Building Corp.,
   Revenue, 9.70%, 7/1/99, ETM...................       450,000         464,688
  South Newton School Building Corp., Revenue,
   5.80%, 7/15/12, Callable 1/15/05 @ 102, MBIA..       710,000         772,324
  St Joseph County Hospital Facilities Authority,
   Revenue, 6.25%, 8/15/12, Callable 2/15/03 @
   102, MBIA.....................................     1,000,000       1,109,540
  State Educational Facilities Authority,
   Revenue, 6.00%, 7/1/12, Callable 7/1/06 @ 101.     1,000,000       1,092,080
  State Educational Facilities Authority,
   Revenue, 5.65%, 1/1/16, Callable 1/1/06 @ 101,
   MBIA..........................................     1,020,000       1,080,037
  State Educational Facilities Authority,
   Revenue, Series B, 6.60%, 1/1/11, Callable
   1/1/02 @ 102, MBIA............................       450,000         491,094
  State Educational Facilities Authority,
   Revenue, 6.00%, 6/1/15, Callable 6/1/06 @ 102,
   MBIA..........................................       750,000         826,575
  State Housing Finance Authority, Multi Unit
   Mortgage, 6.60%, 1/1/12, Callable 1/1/03 @
   102...........................................       850,000         907,282
  State Office Building Commission, Revenue,
   Series A, 5.50%, 7/1/12, Callable 7/1/05 @
   102, AMBAC....................................     1,150,000       1,232,168

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State Office Building Commission, Revenue,
   Series B, 7.10%, 7/1/99, MBIA.................   $ 3,000,000    $  3,060,450
  State Office Building Common, Revenue, 6.40%,
   7/1/11, Callable 12/1/01 @ 102................     2,000,000       2,188,840
  State Recreational Development Commission,
   Revenue, Series B, 6.00%, 7/1/09..............       500,000         544,430
  Terre Haute North/South, Revenue, 5.80%,
   7/1/13, Callable 7/1/03 @ 102.................     2,100,000       2,225,475
  Tippecanoe County Hospital Authority, Revenue,
   7.25%, 1/1/11, Callable 1/1/99 @ 100, ETM.....       120,000         141,972
  Transportation Finance Authority, Revenue,
   Series A, 7.25%, 6/1/15.......................     4,000,000       5,092,640
  Transportation Finance Authority, Airport
   Facility, Revenue, Series A, 6.00%, 11/1/14,
   Callable 11/1/05 @ 102........................       500,000         544,460
  Transportation Finance Authority, Revenue,
   6.25%, 11/1/16, Prerefunded 11/1/02 @ 102.....     2,745,000       3,033,801
  Transportation Finance Authority, Revenue,
   Series A, 5.00%, 12/1/18, Callable 12/1/08 @
   101...........................................     6,230,000       6,187,822
  Transportation Finance Authority, Revenue,
   Series A, 6.25%, 11/1/16, Callable 1/1/02 @
   102...........................................       755,000         819,432
  Transportation Finance Authority, Revenue,
   Series A, 6.80%, 12/1/16, Callable 12/1/10 @
   100...........................................     8,750,000      10,745,699
  Vincennes Community School Building Corp.,
   Revenue, 6.00%, 7/1/09, Callable 7/1/06 @ 102,
   FSA...........................................     1,180,000       1,320,550
  Vincennes University, Revenue, 7.00%, 10/1/11,
   Prerefunded 10/1/01 @ 102, FSA................     1,000,000       1,106,460
  Vinton Tecumseh School Building Corp., 6.25%,
   7/15/16, Callable 7/15/04 @ 102...............       300,000         337,377
  Vinton Tecumseh School Building Corp., 6.25%,
   7/15/16, Callable 7/15/04 @ 102, FSA..........       580,000         653,689
  Wa Nee Elementary/High School Building Corp.,
   Revenue, 6.50%, 7/15/10, Callable 1/15/04 @
   102...........................................       450,000         511,434
  Wabash County School Building Corp., 6.875%,
   7/1/09, Callable 1/1/02 @ 101.................       500,000         543,370
  Warsaw High School Building Corp., Revenue,
   6.50%, 1/1/10, Callable 7/1/00 @ 102, MBIA....     1,000,000       1,060,630
  West Lafayette Jr/Sr High School, Revenue,
   5.80%, 7/15/15, Callable 7/15/04 @ 101, MBIA..     2,000,000       2,209,460
  Westfield High School Building Corp., Revenue,
   5.70%, 7/15/13, Callable 7/15/05 @ 102, AMBAC.       800,000         890,592
  Westfield High School Building Corp., Revenue,
   5.80%, 7/15/18, Callable 7/15/05 @ 102, AMBAC.     1,000,000       1,118,950
  Whitko Middle School Building Corp., 6.75%,
   7/15/12, Prerefunded 7/15/01 @ 101, AMBAC.....       500,000         542,510
  Whitko Middle School Building Corp., Revenue,
   5.875%, 7/15/12, Callable 1/15/07 @ 102, FSA..     1,000,000       1,106,570
                                                                   ------------
                                                                    128,292,509
                                                                   ------------

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Maine -- 0.8%
  Maine Municipal Bond Bank, Series A, 5.50%,
   11/1/10, FSA..................................   $ 4,000,000    $  4,416,640
  State Housing Authority, Mortgage Purchase,
   Revenue, Series A, 5.05%, 11/15/16, Callable
   9/1/07 @ 101.5................................     2,710,000       2,754,092
                                                                   ------------
                                                                      7,170,732
                                                                   ------------
 Maryland -- 0.3%
  State Community Development, Revenue, 6.20%,
   4/1/14, Callable 4/1/05 @ 102.................     2,250,000       2,421,203
                                                                   ------------
 Massachusetts -- 1.9%
  Housing Finance Agency, Revenue, 6.00%,
   12/1/15, Callable 12/1/05 @ 102, AMBAC........     4,000,000       4,255,160
  State Industrial Finance Agency, Revenue,
   6.00%, 1/1/15, Callable 1/1/06 @ 102, MBIA....     2,265,000       2,500,968
  State, GO, Series C, 5.00%, 8/1/07 @ 101,
   Callable 12/1/05 @ 102........................    10,000,000      10,052,700
                                                                   ------------
                                                                     16,808,828
                                                                   ------------
 Michigan -- 7.4%
  Ann Arbor School District, 7.00%, 5/1/00.......     1,165,000       1,220,687
  Ann Arbor School District, 7.10%, 5/1/01.......     1,500,000       1,617,570
  Ann Arbor School District, 7.125%, 5/1/02......     1,500,000       1,657,635
  Caledonia Community Schools, GO, 5.85%, 5/1/22,
   Callable 5/1/07 @ 100, MBIA...................     1,500,000       1,609,890
  Dexter Community Schools, 5.10%, 5/1/18, FGIC..     1,000,000       1,030,050
  Grand Rapids Water Supply System, Revenue,
   6.30%, 1/1/04, Callable 1/1/01 @ 102, FGIC....       250,000         267,218
  Grand Traverse County Hospital Finance
   Authority, Revenue, Series A, 5.80%, 7/1/03,
   Callable 7/1/02 @ 102, AMBAC..................     1,000,000       1,075,380
  Kalamazoo Hospital Finance Authority, 5.875%,
   5/15/26, Callable 5/15/06 @ 102, MBIA.........     4,675,000       5,012,161
  Michigan State Strategic Fund, Revenue, AMT,
   6.00%, 12/1/13, Callable 12/1/03 @ 102........     2,000,000       2,094,220
  Oakland County Educational, Revenue, 6.90%,
   11/01/14, Callable 11/1/04 @ 102..............     5,000,000       5,860,499
  Royal Oak Hospital Finance Authority, Revenue,
   Series A, 7.75%, 1/1/03.......................     3,000,000       3,136,170
  Saranac Community Schools, 6.00%, 5/1/13,
   Callable 5/1/03 @ 102.........................       250,000         273,478
  State Building Authority, Revenue, Series I,
   6.40%, 10/1/04, Callable 10/1/01 @ 102........       600,000         651,396
  State Building Authority, Revenue, Series II,
   6.75%, 10/1/11, Callable 10/2/01 @ 102........     5,150,000       5,598,411
  State Hospital Finance Authority, Revenue,
   6.50%, 8/15/18, Callable 8/15/03 @ 102........     6,500,000       7,036,054
  State Hospital Finance Authority, Revenue,
   5.25%, 3/1/14, Callable 3/1/04 @ 102..........     2,000,000       2,019,460
  State Housing Development Authority, Revenue,
   Series C, 6.38%, 12/1/11, Callable 12/1/04 @
   102...........................................     1,450,000       1,555,604
  State Housing Development Authority, Revenue,
   Series A, 7.00%, 6/1/04, Callable 3/1/01 @
   102...........................................       305,000         316,733

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State Housing Development Authority, Revenue,
   Series A, 7.30%, 12/1/09, Callable 12/11/99 @
   102...........................................   $ 1,790,000    $  1,856,946
  State Housing Development Authority, Revenue,
   Series D, 5.95%, 12/1/16, Callable 12/1/06 @
   102...........................................     5,000,000       5,311,350
  State, GO, 5.00%, 12/1/05......................     5,000,000       5,317,050
  State, GO, 6.25%, 11/1/07, Prerefunded 11/1/02
   @ 102.........................................     3,500,000       3,873,520
  Traverse City Area Public School, Series I,
   5.70%, 5/1/11, Prerefunded 5/1/05 @ 101, MBIA.     2,400,000       2,648,784
  Walled Lake Consolidated School District,
   Series I, 7.00%, 5/1/00.......................     1,000,000       1,048,340
  Warren Consolidated School District, GO,
   6.625%, 5/1/21, Prerefunded 5/1/02 @ 102......     3,500,000       3,868,585
                                                                   ------------
                                                                     65,957,191
                                                                   ------------
 Minnesota -- 2.1%
  State Housing Financing Agency, Revenue, Series
   D, 5.90%, 8/1/15, Callable 2/1/05 @ 102, MBIA.     5,890,000       6,226,614
  State Public Facilities Authority Water,
   Revenue, 5.00%, 3/1/09, Callable 3/1/07 @ 100.     6,000,000       6,329,880
  State, GO, 5.60%, 10/1/06, Prerefunded 10/1/04
   @ 100.........................................     5,250,000       5,711,055
                                                                   ------------
                                                                     18,267,549
                                                                   ------------
 Missouri -- 0.5%
  Sikeston Electric, Revenue, 6.00%, 6/1/05......     3,710,000       4,138,802
                                                                   ------------
 Montana -- 0.2%
  State Board Housing, Revenue, Series A-1,
   6.05%, 6/1/16, Callable 12/1/06 @ 102, FHA....     1,500,000       1,590,585
                                                                   ------------
 Nevada -- 0.6%
  Clark County Industrial Development, Revenue,
   7.20%, 10/1/22, AMBAC.........................     5,145,000       5,774,439
                                                                   ------------
 New Jersey -- 0.8%
  Gloucester County Improvement Authority, Solid
   Waste, Revenue, Series A, 6.20%, 9/1/07,
   Callable 9/1/02 @ 100.........................       400,000         431,692
  State Sports & Exposition Authority, 8.00%,
   1/1/99........................................     1,000,000       1,000,000
  State, GO, 6.00%, 8/1/05, Prerefunded 8/1/02 @
   100.75........................................     5,000,000       5,417,950
                                                                   ------------
                                                                      6,849,642
                                                                   ------------
 New Mexico -- 0.4%
  State Mortgage Finance Authority, Revenue,
   Single Family, 5.90%, 7/1/16, Callable 7/1/07
   @ 102, GNMA...................................     3,415,000       3,623,588
                                                                   ------------
 New York -- 4.1%
  State Dormitory Authority, Revenue, 5.875%,
   7/1/08, Callable 7/1/06 @ 102.................     5,000,000       5,561,050
  State Dormitory Authority, Revenue, Series B,
   5.00%, 2/15/23, Callable 2/15/98 @ 102, FSA...     5,685,000       5,625,762
  State Dormitory Authority, Revenue, Series E,
   5.125%, 2/15/08...............................     3,500,000       3,708,495
  State Local Assistance Corp., Revenue, Series
   E, 5.00%, 4/1/21..............................     9,500,000       9,543,795
  State Thruway Authority Highway Bridge, Series
   A, 6.00%, 4/1/14, Callable 4/1/04 @ 102, FGIC.     1,345,000       1,504,571

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SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------
                       See Notes to Financial Statements.

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State Thruway Authority, Revenue, Series E,
   5.25%, 1/1/15, Callable 1/1/08 @ 101..........   $10,000,000    $ 10,420,200
  Triborough Bridge & Tunnel Authority, Revenue,
   Series X, 6.625%, 1/1/12......................       250,000         303,100
                                                                   ------------
                                                                     36,666,973
                                                                   ------------
 North Carolina -- 4.1%
  Charlotte Mecklenberg Hospital Authority
   Health, Revenue, Series A, 5.125%, 1/15/22,
   Callable 1/15/07 @ 102........................     5,000,000       4,939,950
  Charlotte Mecklenberg Hospital Authority,
   Series A, 5.60%, 1/15/10, Callable 1/15/06 @
   102...........................................     3,355,000       3,675,537
  Charlotte Mecklenberg Hospital, Revenue, 5.90%,
   1/15/16, Prerefunded 1/15/06 @ 102............       890,000       1,001,855
  Charlotte Mecklenberg Hospital, Revenue, 5.90%,
   1/15/16, Callable 1/15/06.....................     3,510,000       3,818,213
  Charlotte, GO, Water & Sewer, 5.00%, 2/1/19,
   Callable 2/1/99 @ 102.........................     4,000,000       4,053,160
  Charlotte, GO, Public Improvement Series A,
   5.00%, 2/1/19, Callable 2/1/08 @ 102..........     2,555,000       2,588,956
  Durham County Public Improvement, 5.90%,
   4/1/12, Callable 4/1/04 @ 102.................     4,400,000       4,848,096
  State Housing Finance Agency, Revenue, AMT,
   Single Family, Series Ll, 5.50%, 9/1/22.......     2,020,000       2,084,701
  State Housing Finance Agency, Revenue, AMT,
   Single Family, Series Bb, 6.50%, 9/1/26,
   Callable 3/1/05 @ 102.........................     4,250,000       4,557,870
  State Housing Finance Agency, Revenue, AMT,
   Single Family, Series Ff, 6.25%, 3/1/28.......     5,000,000       5,329,700
                                                                   ------------
                                                                     36,898,038
                                                                   ------------
 Ohio -- 7.2%
  Cleveland Waterworks, Revenue, 5.25%, 1/1/13,
   Callable 1/1/08 @ 101, FSA....................     5,000,000       5,264,850
  Cleveland, Certificates of Participation,
   5.25%, 11/15/17, Callable 11/15/07 @ 102,
   AMBAC.........................................     5,000,000       5,135,650
  Franklin County Hospital, Revenue, Series A,
   6.50%, 5/1/07.................................     4,000,000       4,430,120
  Housing Finance Agency, Mortgage, Revenue,
   Series A-1, 6.20%, 98/1/14, GNMA..............     1,605,000       1,731,442
  Montgomery County Hospital, Revenue, 5.625%,
   4/1/16, Callable 4/1/06 @ 102, MBIA...........     4,500,000       4,768,470
  Ohio State Turnpike Commission, Revenue, Series
   A, 5.50%, 2/15/16, FGIC.......................     9,000,000       9,788,849
  State Building Authority, Revenue, Series A,
   6.125%, 10/1/09, Callable 10/1/02 @ 102.......       250,000         277,015
  State Turnpike Commission, Revenue, Series A,
   5.50%, 2/15/15, FGIC..........................     3,245,000       3,545,227
  State Turnpike Commission, Revenue, Series A,
   5.70%, 2/15/17, Prerefunded 2/15/06 @ 102,
   MBIA..........................................     5,000,000       5,598,450
  State Turnpike Commission, Revenue, Series A,
   5.50%, 2/15/14, FGIC..........................     8,155,000       8,951,744
  State, GO, 5.50%, 8/1/03, Callable 8/1/02 @
   102...........................................     3,265,000       3,508,145
  State, GO, State Public & Sewer Improvement,
   6.00%, 8/1/07, Callable 8/1/05 @ 102..........     1,000,000       1,122,570

    Pegasus Funds
182

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State, GO, Infrastructure Improvement, 5.50%,
   8/1/16, Callable 8/1/07 @ 101.................   $ 5,645,000    $  6,003,006
  State, GO, 5.60%, 8/1/04, Callable 8/1/02 @
   102...........................................     3,395,000       3,656,313
                                                                   ------------
                                                                     63,781,851
                                                                   ------------
 Oklahoma -- 0.7%
  McGee Creek Authority, Revenue, 6.00%, 1/1/23,
   Callable 1/1/14 @ 100, MBIA...................     5,755,000       6,620,379
                                                                   ------------
 Pennsylvania -- 1.0%
  Delaware County, GO, 5.125%, 10/1/11, Callable
   10/1/09 @ 100.................................     6,695,000       7,064,430
  Ephrata Area School District, GO, Series C,
   5.00%, 10/15/16, Callable 10/15/08 @ 100,
   FGIC..........................................     2,000,000       2,005,540
                                                                   ------------
                                                                      9,069,970
                                                                   ------------
 Rhode Island -- 0.7%
  Rhode Island Depositors Economic Protection,
   Revenue, Series A, 6.30%, 8/1/05, FSA, MBIA...     5,800,000       6,546,924
                                                                   ------------
 South Carolina -- 0.8%
  Greenville Hospital System Facilities, Revenue,
   Series A, 5.60%, 5/1/10, Callable 5/1/06 @
   102...........................................     2,000,000       2,164,320
  Spartanburg Water, Revenue, 5.00%, 6/1/17,
   FGIC..........................................     5,125,000       5,162,464
                                                                   ------------
                                                                      7,326,784
                                                                   ------------
 South Dakota -- 0.9%
  Heartland Consumers Power District Electric,
   Revenue, 6.00%, 1/1/17, FSA...................     2,500,000       2,834,500
  State Building Authority, Revenue, 6.625%,
   9/1/12, Callable 9/1/02 @ 102, AMBAC..........     1,200,000       1,334,460
  State Housing Development Authority, 5.70%,
   5/1/08, Callable 5/1/06 @ 102.................     2,300,000       2,440,392
  State Housing, Revenue, 6.25%, 5/1/15, Callable
   5/1/05 @ 102..................................     1,000,000       1,070,890
                                                                   ------------
                                                                      7,680,242
                                                                   ------------
 Tennessee -- 2.0%
  Knox County Health Educational & Housing
   Facilities Board, Revenue, 7.25%, 1/1/09,
   MBIA..........................................     1,360,000       1,674,582
  Knox County Health, Educational & Housing
   Facilities Board, Revenue, 7.25%, 1/1/10,
   MBIA..........................................     1,300,000       1,613,911
  Memphis, GO, 5.25%, 10/1/10, Callable 10/1/06 @
   101...........................................     3,470,000       3,695,377
  Memphis, GO, 5.25%, 10/1/11, Callable 10/1/06 @
   101...........................................     5,240,000       5,548,425
  State Housing Development Agency, Revenue, AMT,
   Homeownership Pg-Issue, 5.35% 7/1/23, Callable
   1/1/09 @ 101..................................     2,680,000       2,717,842
  State, GO, Public Improvements, 5.50%, 5/1/17,
   Callable 5/1/07 @ 101.50......................     2,280,000       2,319,763
                                                                   ------------
                                                                     17,569,900
                                                                   ------------
 Texas -- 6.8%
  Matagorda County Dist #1 Power & Light Project,
   6.10%, 7/1/28, Callable 7/1/00 @ 102, MBIA....     6,750,000       7,102,418
  Richardson Texas Hospital Authority, 6.50%,
   12/1/12, Callable 12/1/03.....................     3,555,000       3,959,168

                      See Notes to Financial Statements.

                                                                Pegasus Funds
                                                                            183

Pegasus Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  San Antonio Hotel Occupancy Tax, Revenue,
   5.70%, 8/15/26, Callable 8/15/06 @ 102, FGIC..   $10,000,000    $ 10,692,000
  State Public Finance Authority, GO, Series B,
   5.63%, 10/1/12, Callable 10/1/06 @ 100........     5,000,000       5,439,250
  State Turnpike Authority, Dallas Northway,
   Revenue, 5.00%, 1/1/25, Callable 1/1/06 @ 102,
   FGIC..........................................    18,300,000      17,973,345
  State Turnpike Authority, Dallas Northway,
   Revenue, 5.25%, 1/1/23, Callable 1/1/06 @ 102,
   FGIC..........................................     3,690,000       3,744,169
  State Water Development Board,, Series B,
   5.125%, 7/15/18, Callable 1/15/07 @ 100.......     5,000,000       5,055,700
  State, GO, College Student Loan, AMT, 6.50%,
   8/1/07, Callable 8/1/02 @ 100.................     4,000,000       4,253,000
  State, GO, Refunding, Series A, 6.00%, 10/1/05.     1,000,000       1,117,840
  University of Texas, Revenue, Series A, 5.25%,
   8/15/07, Callable 8/15/06 @ 102...............     1,000,000       1,081,490
                                                                   ------------
                                                                     60,418,380
                                                                   ------------
 Utah -- 1.2%
  State Board of Regents, Revenue, Series A,
   5.00%, 4/1/20, Callable 4/1/08 @ 101, MBIA....     4,500,000       4,444,560
  State Housing Finance Agency, Revenue, AMT,
   Single Family Mortgage Issue A2, 6.25%,
   7/1/25, Callable 1/1/07 @ 102, FHA............     5,545,000       5,923,224
                                                                   ------------
                                                                     10,367,784
                                                                   ------------
 Virginia -- 1.8%
  Norfolk Water, Revenue, 5.875%, 11/1/14,
   Callable 11/1/05 @ 102, MBIA..................     4,140,000       4,526,593
  State Housing Development Authority, Refunding,
   Series E, 5.60%, 11/1/10, Callable 11/1/03 @
   102...........................................     1,500,000       1,567,320
  State Housing Development Authority,
   Commonwealth Mortgage, Series H, Subseries H-
   2, 6.20%, 1/1/08, Callable 1/1/05 @ 102.......     2,000,000       2,149,600
  State Housing Development Authority, Series A,
   Commonwealth Mortgage, 7.10%, 1/1/17, Callable
   1/1/02 @ 102..................................     4,500,000       4,708,800
  State Public Building Authority, Revenue,
   Series A, 5.70%, 8/1/01.......................     3,000,000       3,156,630
                                                                   ------------
                                                                     16,108,943
                                                                   ------------
 Washington -- 1.9%
  King County, GO, Series B, 5.80%, 12/1/12,
   Callable 12/1/07 @ 102........................    10,000,000      11,076,400
  Spokane County School District #081, GO, 6.00%,
   12/1/03.......................................     5,000,000       5,485,400
                                                                   ------------
                                                                     16,561,800
                                                                   ------------
 West Virginia -- 0.6%
  Braxton County Solid Waste Disposal, Revenue,
   AMT, 6.125%, 4/1/26, Callable 10/23/06 @ 102..     5,475,000       5,791,565
                                                                   ------------
 Wisconsin -- 1.5%
  Housing & Economic Development Authority,
   Revenue, Home Ownershp Series A, 6.15%,
   9/1/17, Callable 3/1/05 @ 102.................     1,420,000       1,499,051
  State Transportation, Revenue, Series B, 5.75%,
   7/1/12, Prerefunded 7/1/02 @ 100..............     1,000,000       1,066,890
  State, GO, Series D, 5.10%, 5/1/13, Callable
   5/1/09 @ 100..................................     1,750,000       1,815,083

                      See Notes to Financial Statements.

    Pegasus Funds
184

Pegasus Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                                                       Shares
                                                         or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
  State, GO, 5.50%, 11/1/13......................   $ 7,000,000    $  7,700,839
  State, GO, Refunding, Series 2, 5.125%,
   11/1/08.......................................     1,250,000       1,345,938
                                                                   ------------
                                                                     13,427,801
                                                                   ------------
 Wyoming -- 0.1%
  State Community Development Authority, Single
   Family, Series D,
   7.60%, 6/1/17, Callable 11/30/99 @ 103........       445,000         456,979
                                                                   ------------
TOTAL MUNICIPAL BONDS............................                   882,317,286
                                                                   ------------
INVESTMENT COMPANIES -- 0.6%
 Pegasus Municipal Cash Management Fund -- Class
  I..............................................     5,657,773       5,657,773
                                                                   ------------
TOTAL INVESTMENT COMPANIES.......................                     5,657,773
                                                                   ------------
TOTAL............................................                  $887,975,059
                                                                   ============
 (Cost $831,520,259) -- 99.7%

Percentages indicated are based on net assets of $891,032,811.

 AMBAC  Insured by AMBAC Indemnity Corp.
 AMT    Alternative Minimum Tax Paper
 CapMAC Insured by Capital Markets Assurance Corporation
 ETM    Escrowed to Maturity
 FGIC   Insured by Federal Guarantee Insurance Corporation
 FSA    Insured by Federal Security Assurance
 GO     General Obligation
 MBIA   Insured by Municipal Bond Insurance Association
 PP     Private Placement

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                               Carrying                       Percentage
                        Acquisition             Value    Original    Market    of Total
        Holding            Date*       Par     Per Unit    Cost      Value    Investments
        -------         ----------- ---------- -------- ---------- ---------- -----------
Indiana Educational
 Facility,
 Wabash................   11/6/98   $5,000,000 $100.67  $5,000,000 $5,033,350    0.57%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Short Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
MUNICIPAL BONDS -- 98.9%
 Alabama -- 2.4%
  Dothan Industrial Development Board, 4.60%,
   10/1/02, Callable 6/1/01 @ 103, LOC: First
   Union National................................    $2,825,000    $  2,825,000
                                                                   ------------
 Arizona -- 4.5%
  State Transportation Board Executive Tax
   Revenue, Maricopa County, 4.60%, 7/1/04,
   AMBAC.........................................     5,175,000       5,359,230
                                                                   ------------
 California -- 3.6%
  Los Angeles Wastewater System, Revenue,
   Refunding Series A, 5.50%, 2/1/02, FGIC.......     4,000,000       4,229,480
                                                                   ------------
 Florida -- 7.2%
  Dade County Public Service Tax Revenue, 5.00%,
   10/1/99, FSA..................................     4,400,000       4,467,056
  Hillsborough County School Board Revenue, Sales
   Tax School Improvements, 5.00%, 10/1/99,
   AMBAC.........................................     4,000,000       4,060,960
                                                                   ------------
                                                                      8,528,016
                                                                   ------------
 Illinois -- 6.8%
  Chicago School Finance Authority, Refunding
   Series A General Obligation, 4.70%, 6/1/00,
   FGIC..........................................     3,500,000       3,561,390
  Illinois Development Finance Authority,
   Pollution Control Revenue, Chrysler
   Corporation Project, 5.70%, 10/1/99...........     1,450,000       1,475,158
  Illinois Rural Bond Bank Revenue, Public
   Projects Construction Notes, 4.50%, 3/15/99...     3,000,000       3,007,230
                                                                   ------------
                                                                      8,043,778
                                                                   ------------
 Indiana -- 9.4%
  Indiana Bond Bank, Common School Fund Advance
   Purchase, 4.45%, 8/1/99, AMBAC................     4,000,000       4,032,880
  Indiana Education Facility, Wabash, Private
   Placement, 4.80%, 11/1/03.....................     5,000,000       5,033,350
  Indiana Transportation Finance Authority,
   Highway Revenue, Series A, 4.50%, 12/1/01.....     2,235,000       2,285,623
                                                                   ------------
                                                                     11,351,853
                                                                   ------------
 Kentucky -- 2.2%
  Jefferson County School District Finance,
   Capital Building Revenue, Refunding Series B,
   5.70%, 1/1/00, MBIA...........................     2,500,000       2,564,900
                                                                   ------------
 Maryland -- 4.4%
  Montgomery County General Obligation,
   Construction Public Improvements, Series A,
   5.10%, 4/1/02.................................     5,000,000       5,227,050
                                                                   ------------
 Massachusetts -- 6.4%
  Boston, General Obligation, Series B, 5.00%,
   8/1/99, AMBAC.................................     3,520,000       3,561,501
  New England Education Loan Marketing
   Corporation, Revenue, Series G, 5.00%, 8/1/00.     4,000,000       4,088,920
                                                                   ------------
                                                                      7,650,421
                                                                   ------------

                      See Notes to Financial Statements.

    Pegasus Funds
186

Pegasus Short Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Michigan -- 11.7%
  Dickinson County Economic Revenue, Refunding
   Champion International, 6.55%, 3/1/07,
   Callable 7/29/00 @ 102........................    $4,500,000    $  4,719,509
  Higher Education Facilities Authority, Revenue,
   Refunding Limited Obligation, Thomas M Cooley,
   4.35%, 5/1/02, LOC: First of America Bank.....       500,000         506,245
  Higher Education Facilities Authority, Revenue,
   Refunding Limited Obligation, Thomas M Cooley,
   4.45%, 5/1/03, LOC: First of America Bank.....       600,000         609,540
  State Building Authority, Revenue, 4.20%,
   10/15/21, Callable 10/15/03 @ 100.............     1,800,000       1,798,560
  State Building Authority, Revenue, Refunding
   Facilities Program, Series 1, 3.875%,
   10/15/21,Callable 10/15/00 @ 100..............     2,500,000       2,498,050
  State Hospital Finance Authority, Revenue,
   Refunding Hospital Charity Obligation D,
   4.80%, Mandatory Put 11/1/04 @ 100............     2,455,000       2,521,432
  State Strategic Fund, Limited Obligation
   Revenue, 4.50%, Mandatory Put 2/15/01 @ 100,
   LOC: First of American Bank, Lutheran Social
   Services......................................     1,360,000       1,360,136
                                                                   ------------
                                                                     14,013,472
                                                                   ------------
 Minnesota -- 1.7%
  State Housing Finance Agency, Single Family
   Mortgage -- Series G, 3.70%, Mandatory Put
   6/29/00 @ 100.................................     2,000,000       2,000,000
                                                                   ------------
 Missouri -- 4.2%
  Rural Water Finance Corporation, Public
   Projects Construction Notes, 4.50%, 11/15/99..     5,000,000       5,047,900
                                                                   ------------
 Nevada -- 3.2%
  Clark County Highway Improvements, Revenue,
   Motor Vehicle Fuel Tax Public Improvements,
   5.00%, 7/1/02, AMBAC..........................     3,675,000       3,827,439
                                                                   ------------
 New Jersey -- 3.5%
  Elizabeth, New Jersey, General Obligation,
   Refunding, 0.00%, 8/1/03, MBIA................     5,000,000       4,190,650
                                                                   ------------
 New York -- 3.7%
  Municipal Assistance Corporation, Series G,
   5.00%, 7/1/02.................................     3,150,000       3,279,591
  Triborough Bridge and Tunnel Authority,
   Revenue, Special Obligation, Unrefunded
   Balance, 6.20%, 1/1/08, Callable 1/1/02 @
   101.50, FGIC..................................       205,000         221,572
  Triborough Bridge and Tunnel Authority,
   Revenue, Special Obligation, 6.20%, Prefunded,
   1/1/02 @ 101, FGIC............................       795,000         863,879
                                                                   ------------
                                                                      4,365,042
                                                                   ------------
 North Carolina -- 3.5%
  North Carolina, General Obligation, Capital
   Improvement, Series A, 4.70%, 2/1/03..........     3,950,000       4,106,499
                                                                   ------------
 Ohio -- 2.6%
  State Building Authority, Revenue, Refunding,
   State Correctional Facilities, Series A,
   4.50%, 10/1/02................................     3,000,000       3,081,570
                                                                   ------------

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Short Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                                                       Shares
                                                         or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------
 Pennsylvania -- 4.3%
  Dauphin County General Authority, Revenue,
   4.45%, Mandatory Put 9/1/01 @ 100, AMBAC......    $5,000,000    $  5,078,900
                                                                   ------------
 Texas -- 9.9%
  Fort Bend County Industrial Development
   Corporation, Revenue, Pollution Control,
   Refunding, Frito Lay Incorporated Project,
   4.55%, Puttable 10/1/99 @ 100.................     3,650,000       3,686,208
  General Obligation, Public Finance Authority,
   Series B, 4.40%, 10/1/99......................     5,000,000       5,053,000
  Harris County, Flood Control, General
   Obligation Tax, Capital Appreciation
   Refunding, Series B, 0.00%, 10/1/06,
   Callable 10/1/01 @ 70.21......................     5,130,000       3,099,649
                                                                   ------------
                                                                     11,838,857
                                                                   ------------
 Virginia -- 3.7%
  State Public Building Authority, Public
   Facilities Revenue, Series A, 4.90%, 8/1/03...     4,170,000       4,362,029
                                                                   ------------
TOTAL MUNICIPAL BONDS............................                   117,692,086
                                                                   ------------
INVESTMENT COMPANIES -- 0.1%
 Pegasus Municipal Cash Management Fund -- Class
  I..............................................        99,641          99,641
                                                                   ------------
TOTAL INVESTMENT COMPANIES.......................                        99,641
                                                                   ------------
TOTAL............................................                  $117,791,727
                                                                   ============
 (Cost $116,069,789) -- 99.0%

Percentages indicated are based on net assets of $118,967,084.

 AMBAC Insured by AMBAC Indemnity Corp.
 FGIC  Insured by Federal Guarantee Insurance Corp.
 FSA   Insured by Federal Security Assurance
 LOC   Letter of Credit
 MBIA  Insured by Municipal Bond Insurance Association

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Additional information regarding these securities follows:

                                                Carrying                             Percentage
                         Acquisition            Value Per                             of Total
        Holding             Date*       Par       Unit    Original Cost Market Value Investments
        -------          ----------- ---------- --------- ------------- ------------ -----------
Indiana Educational
 Facility, Wabash ......   11/6/98   $5,000,000  $100.67   $5,000,000    $5,033,350     4.27%

* Acquisition date refers to the first acquisition date in the case of securities purchased in multiple lots.

                      See Notes to Financial Statements.

    Pegasus Funds
188

Pegasus Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

MUNICIPAL BONDS -- 98.6%
 Alabama -- 1.2%
  Courtland Industrial Development Board, Solid
   Waste Disposal, Revenue, AMT, Series A, 6.50%,
   9/1/25, Callable 9/1/05 @ 102.................   $ 3,500,000    $  3,763,935
  Public School & College, Capital Improvement,
   Revenue, AMT, 5.25%, 11/1/05, MBIA............     2,000,000       2,152,780
                                                                   ------------
                                                                      5,916,715
                                                                   ------------
 Alaska -- 1.1%
  North Slope Boro, GO, Capital Appreciation,
   Series A, 0.00%, 6/30/08, MBIA................     7,000,000       4,633,790
  Student Loan Corp., Revenue, Series A, AMT,
   5.50%, 7/1/04, Callable 7/1/03 @ 100..........     1,000,000       1,050,080
                                                                   ------------
                                                                      5,683,870
                                                                   ------------
 Arizona -- 0.9%
  Maricopa County University School District NO
   41 Gilbert, Series C, 6.10%, 7/1/14,
   Prerefunded 7/1/04 @ 100, FGIC................     2,000,000       2,220,620
  University of Arizona, Revenue, 5.25%, 6/1/14,
   Callable 6/1/08 @ 100, FSA....................     2,215,000       2,312,061
                                                                   ------------
                                                                      4,532,681
                                                                   ------------
 California -- 7.6%
  MSR Public Power Agency, San Juan Project,
   Revenue Refunding, Series F, 5.55%, 7/1/02,
   AMBAC.........................................     1,615,000       1,719,604
  Orange County Local Transit Authority, Series
   A, 5.70%, 2/15/11, AMBAC......................     4,000,000       4,501,960
  Orange County Recovery, Certificates of
   Participation, Series A, 5.70%, 7/1/10,
   Callable 7/1/06 @ 102, MBIA...................     4,000,000       4,430,800
  Sacramento Cogeneration Authority, Revenue,
   5.60%, 7/1/99.................................     3,300,000       3,342,603
  Sacramento Cogeneration Authority, Revenue,
   5.80%, 7/1/01.................................     1,300,000       1,363,986
  Sacramento Cogeneration Authority, Revenue,
   5.90%, 7/1/02.................................     1,000,000       1,065,790
  State Public Works Board, Lease Revenue,
   Various University of California Projects,
   Series A, 5.50%, 6/1/14.......................     7,000,000       7,674,450
  Statewide Communities Revenue, Irvine
   Apartment, Series A-3, 5.10%, 5/17/10,
   Callable 7/1/08 @ 101.........................     5,000,000       5,103,600
  University of California, Revenue, Refunding,
   6.20%, 9/1/01, MBIA...........................     8,100,000       8,669,835
                                                                   ------------
                                                                     37,872,628
                                                                   ------------
 Colorado -- 8.3%
  Adams County Single Family Mortgage Revenue,
   ETM, Series A, 8.875%, 8/1/03.................     1,230,000       1,487,132
  Arapahoe County Capital Improvement Revenue,
   Refunding, 0.00%, 8/31/15, Prerefunded 8/31/05
   @ 48.618......................................    20,000,000       7,428,200
  Denver City & County, GO, Refunding, AMT,
   7.00%, 10/1/99................................     8,665,000       8,921,570
  Denver City & County Airport Revenue, Series A,
   Prerefunded, AMT, 8.50%, 11/15/07, Callable
   11/15/00 @ 102, MBIA..........................     1,830,000       2,022,059
  Denver City & County Airport Revenue, Series A,
   Unrefunded, AMT, 8.00%, 11/15/25, Callable
   11/15/01 @ 100................................     1,000,000       1,088,600
  Denver City & County Airport Revenue, Series C,
   AMT, 6.55%, 11/15/03, Callable 11/15/02 @ 102.     1,145,000       1,252,458
  Denver City & County Airport Revenue, Series D,
   AMT, 7.30%, 11/15/00..........................     2,900,000       3,075,363

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  Denver, City & County Airport, Revenue, Series
   B, AMT, 7.25%, 11/15/05, Callable 11/15/02 @
   102...........................................   $ 2,000,000    $  2,230,380
  Jefferson County School District No. R-001,
   5.90%, 12/15/05, Callable 12/15/02 @ 101,
   AMBAC.........................................     3,500,000       3,814,510
  Poudre Valley Hospital Revenue, 6.625%,
   12/1/11, Prerefunded 12/1/01 @ 101, AMBAC.....     5,000,000       5,462,300
  Water Power Development Authority, Revenue,
   Series A, 6.00%, 9/1/10, AMBAC................     3,410,000       3,943,324
                                                                   ------------
                                                                     40,725,896
                                                                   ------------
 District of Columbia -- 0.9%
  Series B-3, Refunding, 5.20%, 6/1/04, MBIA.....     2,000,000       2,105,520
  Water & Sewer Revenue, 5.50%, 10/1/12, Callable
   4/1/09 @ 160, FSA.............................     2,000,000       2,181,120
                                                                   ------------
                                                                      4,286,640
                                                                   ------------
 Florida -- 3.7%
  Lakeland Electric & Water Revenue, Series B,
   6.00%,10/1/10, FGIC...........................     5,170,000       5,982,517
  State Board of Education, Capital Outlay,
   5.25%, 6/1/11,
   Callable 6/1/08 @ 101.........................     7,665,000       8,231,674
  Tampa Health System, Catholic Health, 5.50%,
   11/15/12, MBIA................................     4,000,000       4,394,440
                                                                   ------------
                                                                     18,608,631
                                                                   ------------
 Hawaii -- 2.6%
  State Airports System, Revenue, 7.00%, AMT,
   7/1/18,
   Callable 7/1/01 @ 102.........................    10,000,000      10,794,800
  State Department of Budget & Finance, Revenue,
   5.60%, 7/1/02.................................     2,065,000       2,170,191
                                                                   ------------
                                                                     12,964,991
                                                                   ------------
 Illinois -- 6.4%
  Chicago, GO, 5.60%, 1/1/04, AMBAC..............     4,000,000       4,290,240
  Chicago Metropolitan Water, GO, Refunding,
   5.00%, 12/1/02................................     4,500,000       4,707,180
  Chicago O'Hare International Airport, Revenue,
   Series A, 5.625%, 1/1/13, Callable 1/1/06 @
   102, AMBAC....................................     5,000,000       5,379,950
  Illinois Development Finance Authority,
   Revenue, 0.00%, 1/1/11, FSA...................     4,050,000       2,319,233
  Metropolitan Pier & Exposition Authority,
   Revenue, Dedicated State Tax Revenue, 6.50%,
   6/1/04........................................     2,500,000       2,792,175
  Metropolitan Pier & Exposition Authority,
   Revenue, Dedicated State Tax Revenue, 6.40%,
   6/1/03........................................     2,250,000       2,469,983
  Metropolitan Pier & Exposition Authority,
   Revenue, Dedicated State Tax Revenue,, Series
   A, 0.00%, 12/15/16, MBIA......................     8,330,000       3,372,317
  Metropolitan Pier & Exposition Authority,
   Revenue, Dedicated State Tax Revenue, 6.50%,
   6/1/05........................................     2,960,000       3,345,895
  Regional Transit Authority, Series A, 8.00%,
   6/1/03, AMBAC.................................     2,785,000       3,238,147
                                                                   ------------
                                                                     31,915,120
                                                                   ------------
 Indiana -- 5.1%
  Allen County, Computer System Project Building
   Corp., 5.60%, 1/1/02, Callable 1/1/01 @ 102...       200,000         209,192
  Bloomington, Sewer Works, 5.75%, 1/1/04, MBIA..       200,000         216,332
  Bond Bank Revenue, 6.00%, 2/1/04, Callable
   2/1/03 @ 102..................................     3,670,000       4,015,493

                      See Notes to Financial Statements.

    Pegasus Funds
190

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  Center Grove High School Building Corp., 5.70%,
   1/1/14, Callable 7/1/03 @ 102.................   $   500,000    $    535,875
  Concord, Community School Building Corp.,
   Refunding, 5.70%, 7/1/13, Callable 7/1/05 @
   101.5, FSA....................................       500,000         537,055
  Danville, Multi School Building Corp., 5.30%,
   1/15/09, Callable 1/15/07 @ 102, AMBAC........       450,000         483,138
  Eagle Union, Community School Building Corp.,
   5.65%, 7/15/10, Callable 7/15/06 @ 102........       300,000         327,063
  East Allen Woodland School Building Corp.,
   5.00%, 7/15/09, Callable 7/15/07 @ 101, AMBAC.       500,000         523,950
  Evansville Vanderburgh County, Building
   Revenue, Excise Income Tax, 5.70%, 8/1/13,
   Callable 8/1/06 @ 102, MBIA...................       500,000         545,270
  Evansville, Redevelopment Authority, 5.55%,
   1/1/09, Callable 1/1/04 @ 101, MBIA...........       500,000         531,870
  Fort Wayne Hospital Authority, Revenue,
   Lutheran Hospital, 6.875%, 1/1/02, Callable
   7/1/99 @ 100..................................       200,000         207,498
  Fort Wayne Hospital Authority, Revenue, St
   Josephs Hospital, 6.625%, 1/1/07, Callable
   7/1/99 @ 100..................................        50,000          54,970
  Fort Wayne South Side School Building Corp.,
   5.65%, 1/15/05, Callable 1/15/04 @ 102, MBIA..       250,000         270,455
  Hamilton Boone Madison School Building Corp.,
   6.20%, 1/1/06, Callable 7/1/99 @ 102..........       200,000         204,000
  Hamilton Southeastern School Building Corp.,
   5.40%, 1/15/14, Callable 1/15/07 @ 102, AMBAC.       500,000         529,755
  Hamilton Southeastern School Building Corp.,
   5.25%, 7/15/05, AMBAC.........................       200,000         214,422
  Health Facility Financing Authority, Revenue,
   Series A, 5.50%, 2/15/16, Callable 2/15/07 @
   102...........................................       250,000         261,133
  Indiana University Revenue, Series J, 5.10%,
   8/1/08........................................     1,500,000       1,598,850
  Indianapolis Airport Authority Revenue, 7.10%,
   1/15/17, Callable 7/15/04 @ 102, AMT..........     6,900,000       7,730,345
  Indianapolis Local Public Improvement Bond
   Bank, Series A, 5.40%, 1/10/05, Callable
   1/10/03 @ 102.................................       200,000         214,148
  Lawrence Township School Building Corp., GO,
   5.50%, 7/15/14, Callable 7/15/05 @ 101, MBIA..       500,000         527,710
  Merrillville Multi School Building Corp.,
   5.65%, 7/15/14, Callable 1/15/07 @ 102, MBIA..       490,000         527,069
  Monroe County Community School Corp., 5.50%,
   7/1/13, Callable 1/1/07 @ 102, MBIA...........       500,000         533,680
  Munster School Building Corp., 5.70%, 7/15/06,
   Callable 1/15/05 @ 101, MBIA..................       200,000         219,922
  Penn High School Building Corp., Refunding,
   5.75%, 12/15/02, MBIA.........................       175,000         187,719
  Pike Township School Building Corp., Series A,
   5.80%, 2/1/02.................................       200,000         211,354
  Purdue University, Refunded, 5.625%, 7/1/13,
   Callable 1/1/07 @ 100.........................       500,000         532,945
  Seymour Community High School Building Corp.,
   6.10%, 1/15/10, Callable 1/15/05 @ 101........       250,000         280,225
  Southwest Allen Multi School Building Corp.,
   Refunding, Series B, 6.25%, 7/15/04, Callable
   1/15/02 @ 101, MBIA...........................       250,000         269,305
  State Development Financing Authority, Revenue,
   5.70%, 6/1/12, Callable 6/1/07 @ 102..........       300,000         328,107

                      See Notes to Financial Statements.

                                                                Pegasus Funds

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--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  State Education Facilities Authority, Revenue,
   5.85%, 7/1/09, Callable 7/1/03 @ 102..........   $   350,000    $    373,709
  State Office Building Common, Revenue, 6.40%,
   7/1/11, Callable 12/1/01 @ 102................       125,000         136,803
  Vanderburgh County School Tax, Revenue,
   Refunding, 5.30%, 1/1/06, Callable 7/1/03 @
   102, FGIC.....................................       200,000         213,232
  Vigo County Middle School Building Corp.,
   Refunding, 5.80%, 7/1/13, Callable 7/1/03 @
   102...........................................       500,000         531,825
  Washington Elementary School Building Corp.,
   5.90%, 7/15/09, Callable 1/15/03 @ 101, FGIC..       150,000         162,123
  Westfield Elementary School Building Corp.,
   5.65%, 7/15/11, Callable 7/15/07 @ 102, AMBAC.       500,000         548,645
  Westfield High School Building Corp.,
   Refunding, 5.10%, 7/5/07, Callable 1/5/06 @
   102, FGIC.....................................       250,000         266,975
  Whitely County Middle School Building Corp.,
   5.60%, 1/15/04, MBIA, ETM.....................       200,000         215,642
                                                                   ------------
                                                                     25,277,804
                                                                   ------------
 Kansas -- 1.1%
  Kansas City Utility System Revenue, Refunding,
   6.375%, 9/1/23, Callable 9/1/04 @ 102, FGIC...     5,000,000       5,641,500
                                                                   ------------
 Maryland -- 3.6%
  Maryland State, GO, Second Series, 5.25%,
   6/15/02.......................................     2,500,000       2,632,450
  Maryland State, GO, 5.00%, 3/1/08, Callable
   3/1/07 @ 100..................................     5,510,000       5,859,554
  Maryland State Community Development
   Administration Department, Revenue, 4.90%,
   4/1/06........................................     2,000,000       2,053,860
  Maryland State Community Development
   Administration Department, Revenue, Fifth
   Series, 5.95%, 4/1/16, Callable 4/1/06 @ 102..     2,950,000       3,150,748
  Montgomery County Public Improvement, Series A,
   5.20%, 10/1/01................................     4,000,000       4,178,200
                                                                   ------------
                                                                     17,874,812
                                                                   ------------
 Massachusetts -- 3.6%
  Massachusetts, GO, Refunding, Series A, 6.25%,
   7/1/02........................................     4,500,000       4,869,630
  Massachusetts, GO, Refunding, Series A, 5.00%,
   8/1/07, FGIC..................................     5,000,000       5,320,050
  Massachusetts, GO, 5.25%, 6/15/12, Callable
   12/15/08 @ 101................................     2,000,000       2,125,480
  New England Education Loan Marketing Corp.,
   Revenue, Refunding, Senior A, 6.50%, 9/1/02...     5,250,000       5,670,840
                                                                   ------------
                                                                     17,986,000
                                                                   ------------
 Michigan -- 5.6%
  Royal Oak Hospital Financing Authority,
   Hospital Revenue, Refunding, William Beaumont
   Hospital, 6.25%, 1/1/12.......................     6,850,000       8,053,477
  Royal Oak Hospital Financing Authority,
   Revenue, Refunding, William Beaumont Hospital,
   6.25%, 1/1/11.................................     5,445,000       6,373,590
  State Building Authority, Revenue, Refunding,
   Series I, 6.75%, 10/1/11, Callable 10/1/01 @
   102...........................................     5,575,000       6,060,415
  State Hospital Financing Authority, Revenue,
   Refunding, Detroit Medical Center Obligation,
   Group A, 6.25%, 8/15/13, Callable 8/15/03 @
   102...........................................     6,750,000       7,260,300
                                                                   ------------
                                                                     27,747,782
                                                                   ------------

                      See Notes to Financial Statements.

    Pegasus Funds
192

Pegasus Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

 Minnesota -- 3.8%
  State Housing Financing Agency, Revenue, Series
   G, AMT, 6.25%, 7/1/26, Callable 1/1/06 @ 102..   $ 3,215,000    $  3,417,191
  State Housing Financing Agency, Revenue, Series
   D, 5.90%, 8/1/15, Callable 2/1/05 @ 102, MBIA.     2,120,000       2,241,158
  State Housing Financing Agency, Revenue, Series
   L, AMT, 6.25%, 1/1/05, Callable 1/1/05 @ 102..    12,485,000      13,191,901
                                                                   ------------
                                                                     18,850,250
                                                                   ------------
 Missouri -- 0.6%
  State Health & Educational Facility Authority,
   Revenue, St Louis University, 5.50%, 10/1/12..     2,500,000       2,747,875
                                                                   ------------
 Nebraska -- 0.5%
  University Of Nebraska Facilities Corp., 5.25%,
   7/15/11, Callable 7/15/08 @ 100...............     2,500,000       2,652,025
                                                                   ------------
 Nevada -- 0.7%
  Las Vegas, GO, Refunding, 6.40%, 10/1/03,
   Callable 4/1/02 @ 102.........................     2,250,000       2,462,783
  Nevada, GO, Series A, 6.00%, 5/1/02, Callable
   5/1/01 @ 101..................................     1,000,000       1,059,440
                                                                   ------------
                                                                      3,522,223
                                                                   ------------
 New Hampshire -- 1.0%
  New Hampshire Higher Educational/Health,
   Facilities Authority, Revenue, Elliot Hospital
   of Manchester, 6.25%, 10/1/21, Callable
   10/1/01 @ 102, AMBAC..........................     4,500,000       4,842,810
                                                                   ------------
 New Jersey -- 1.5%
  New Jersey State Transit Fund Authority, 5.00%,
   6/15/04.......................................     7,090,000       7,468,393
                                                                   ------------
 New Mexico -- 1.1%
  New Mexico State Highway, 5.125%, 6/15/10,
   Callable 6/15/08 @ 100........................     5,255,000       5,555,744
                                                                   ------------
 New York -- 5.5%
  New York City, GO, Series A, 6.00%, 8/1/06.....     5,000,000       5,597,400
  New York City, GO, Refunding, Series I, 5.75%,
   3/15/07, Callable 3/15/06 @ 101.5.............     6,500,000       7,197,320
  New York State Dormitory Authority, Revenue,
   Series A, 5.20%, 5/15/05, Callable 5/15/03 @
   101.5.........................................     4,300,000       4,528,287
  Triborough Bridge & Tunnel Authority, Revenue,
   General Purpose, Series Y, 5.90%, 1/1/08......     9,000,000      10,143,360
                                                                   ------------
                                                                     27,466,367
                                                                   ------------
 North Carolina -- 0.6%
  North Carolina Municipal Power Agency, Revenue,
   7.25%, 1/1/07, MBIA...........................     2,500,000       3,006,425
                                                                   ------------
 Ohio -- 0.9%
  Ohio State Highway, GO, Series B, 5.00%,
   5/1/05........................................     4,000,000       4,246,440
                                                                   ------------
 Pennsylvania -- 6.5%
  Delaware County Authority, GO, Revenue, 5.125%,
   10/1/10, Callable 10/1/09 @ 100...............     7,790,000       8,288,326
  Delaware County Authority, Villanova
   University, Revenue, Series A, 5.50%, 12/1/13,
   MBIA..........................................     4,440,000       4,880,848

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  Geisinger Authority Health System, Revenue,
   Series A, 5.50%, 7/1/03.......................   $ 2,895,000    $  3,090,036
  Indiana County Industrial Development Authority
   Pollution Control, Revenue, Refunded, 5.35%,
   11/1/10, MBIA.................................     2,550,000       2,780,546
  Philadelphia Gas Works Revenue, Fourteenth
   Series, 7.00%, 7/1/02, CapMAC.................    12,090,000      13,319,673
                                                                   ------------
                                                                     32,359,429
                                                                   ------------
 South Carolina -- 2.7%
  Beaufort County School District, GO, Series A,
   4.75%, 3/1/03, MBIA...........................     2,800,000       2,906,848
  Greenville Hospital Systems Facilities,
   Revenue, Health Hospital Nursing Home
   Improvement, Series A, 5.00%, 5/1/04..........     2,840,000       2,974,758
  South Carolina, GO, Series B, 5.75%, 8/1/05....     2,300,000       2,546,698
  South Carolina State Public Service Authority,
   Revenue, Refunding, Series A, 5.00%, 7/1/01...     5,000,000       5,162,900
                                                                   ------------
                                                                     13,591,204
                                                                   ------------
 Tennessee -- 1.6%
  Hamilton County, GO, Series A, 5.00%, 5/1/09...     3,370,000       3,594,510
  Memphis-Shelby County Airport Authority
   Revenue, Refunded, 6.75%, 9/1/12..............     2,000,000       2,161,740
  Williamson County, GO, Refunding, 5.25%,
   9/1/12........................................     2,165,000       2,333,415
                                                                   ------------
                                                                      8,089,665
                                                                   ------------
 Texas -- 5.7%
  Conroe Independent School District Tax, GO,
   Refunding, 5.25%, 2/15/11.....................     5,115,000       5,511,872
  Dallas Revenue Tax, Series A, 5.25%, 8/15/12,
   Callable 8/15/08 @ 101, AMBAC.................     2,955,000       3,133,512
  Harris County Revenue, Capital Appreciation,
   Refunded, 0.00%, 8/15/18, Prerefunded 8/15/09
   @ 53.836, AMBAC...............................     7,500,000       2,548,350
  Humble Independent School District, GO,
   Refunding, 6.00%, 2/15/04, Callable 2/15/03 @
   100...........................................     2,035,000       2,194,809
  Humble Independent School District, GO,
   Refunding, 0.00%, 2/15/08.....................     4,735,000       3,186,276
  Texas, GO, Refunding, Series B, 5.625%,
   10/1/11, Callable 10/1/06 @ 100...............     5,000,000       5,439,250
  Texas A&M University Permanent Fund, Revenue,
   Refunding, 5.60%, 7/1/05......................     5,000,000       5,470,400
  Texas Department Housing/Community Affairs,
   Revenue, Series E, 4.905%, 9/1/02, MBIA.......       895,000         918,270
                                                                   ------------
                                                                     28,402,739
                                                                   ------------
 Virginia -- 0.9%
  Loudoun County Sanitation Authority, Water &
   Sewer, Refunding, 6.25%, 1/1/16, Callable
   1/1/03 @ 102, FGIC............................     4,000,000       4,386,240
                                                                   ------------
 Washington -- 5.4%
  Port Seattle Passenger, AMT, 5.25%, 12/1/11,
   Callable 12/1/08 @ 101........................    10,055,000      10,639,397
  Seattle, GO, Limited Tax, Series A, 5.75%,
   1/15/17, Callable 1/15/06 @ 100...............    10,000,000      10,656,799
  Snohomish County Mukilteo, GO, Refunding,
   5.70%, 12/1/12, FGIC..........................     5,140,000       5,781,678
                                                                   ------------
                                                                     27,077,874
                                                                   ------------

                      See Notes to Financial Statements.

    Pegasus Funds
194

Pegasus Intermediate Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                                                       Shares
                                                         or
                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

 Wisconsin -- 7.9%
  Bodend Hospital Facilities, Revenue, Chippewa
   Valley Hospital & Nursing Project, ETM, 7.10%,
   9/1/12........................................   $ 5,605,000    $  6,682,169
  Southeast Professional Revenue, Capital
   Appreciation, 0.00%, 12/15/09, MBIA...........     5,000,000       3,107,100
  Southeast Professional Revenue, Capital
   Appreciation, 0.00%, 12/15/07, MBIA...........     5,000,000       3,427,850
  State, GO, Series B, 7.00%, 5/1/02.............     4,155,000       4,573,035
  State, GO, Series B, 7.00%, 5/1/03.............     5,830,000       6,556,593
  State Clean Water, Revenue, Series 2, 6.00%,
   6/1/07........................................     2,500,000       2,825,075
  State Health & Educational Facilities
   Authority, Revenue, 5.10%, 8/15/05, Callable
   8/15/03 @ 102, MBIA...........................     3,000,000       3,160,380
  State Transportation, Revenue, Refunded, Series
   A, 5.50%, 7/1/11, MBIA........................     8,000,000       8,798,719
                                                                   ------------
                                                                     39,130,921
                                                                   ------------
TOTAL MUNICIPAL BONDS............................                   490,431,694
                                                                   ------------
INVESTMENT COMPANIES -- 3.3%
 Pegasus Municipal Cash Management Fund -- Class
  I..............................................    16,273,846      16,273,846
                                                                   ------------
TOTAL INVESTMENT COMPANIES.......................                    16,273,846
                                                                   ------------
TOTAL............................................                  $506,705,540
                                                                   ============
 (Cost $482,088,696) -- 101.9%

Percentages indicated are based on net assets of $497,409,517.

 AMBAC  Insured by AMBAC Indemnity Corp.
 AMT    Alternative Minimum Tax Paper
 CapMAC Insured by Capital Markets Assurance Corporation
 ETM    Escrowed to Maturity
 FGIC   Insured by Federal Guarantee Insurance Corporation
 FSA    Insured by Federal Security Assurance
 GO     General Obligation
 MBIA   Insured by Municipal Bond Insurance Association

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

MUNICIPAL BONDS -- 99.3%
 Michigan -- 97.4%
  Ann Arbor, GO, Series A, 6.38%, Prerefunded
   9/1/01 @ 101.50...............................   $ 1,100,000    $  1,185,085
  Birmingham City School District, GO, School
   Improvements, 5.25%, 11/1/12, Callable 11/1/07
   @ 100, FSA....................................     3,500,000       3,679,480
  Birmingham City School District, GO, School
   Improvements, 5.00%, 11/1/20, Callable 11/1/07
   @ 100, FSA....................................    10,000,000       9,900,999
  Caledonia Community Schools, GO, 5.85%, 5/1/22,
   Callable 5/1/07 @ 100, MBIA...................     4,500,000       4,829,670
  Central Michigan University, Revenue, Refunded,
   7.00%, Prerefunded 10/1/00 @ 102..............     2,650,000       2,861,709
  Chelsea Economic Development Corp., Revenue,
   5.40%, 11/15/18, Callable 11/15/08 @ 101......     1,575,000       1,569,188
  Chelsea Economic Development Corp., Revenue,
   5.40%, 11/15/27, Callable 11/15/08 @ 101......     2,000,000       1,972,520
  Chippewa County Hospital Finance, 5.63%,
   11/1/14, Callable 11/1/07 @ 102...............     1,730,000       1,759,479
  Clarkston Community School, Refunded, 5.75%,
   Prerefunded 5/1/05 @ 101, FGIC................     5,000,000       5,532,150
  Comstock Park Public School, 5.50%, 5/1/21,
   Callable 5/1/06 @ 100, FSA....................     2,500,000       2,599,875
  Dearborn Economic Development Corp., Hospital
   Revenue, Oakwood Obligation Group Series A,
   5.25%, 11/15/05, FGIC.........................     1,430,000       1,530,915
  Dearborn Economic Development Corp., Hospital
   Revenue, Oakwood Obligation Group Series A,
   5.60%, 11/15/08, Callable 11/15/05 @ 102,
   FGIC..........................................     1,690,000       1,847,626
  Dearborn Economic Development Corp., Hospital
   Revenue, Oakwood Obligation Group Series,
   5.60%, 11/15/09, Callable 11/15/05 @ 102,
   FGIC..........................................     1,560,000       1,705,314
  Dearborn School District, GO, School
   Improvements, 6.00%, Prerefunded 5/1/01 @ 102.     1,000,000       1,071,880
  Dearborn Sewage Disposable System, Revenue,
   Series A, 5.13%, 4/1/14, Callable 4/1/04 @
   101, MBIA.....................................     1,830,000       1,869,729
  Detroit Local Development Finance Authority,
   Refunded Tax Increment Senior Series A, 5.38%,
   5/1/18, Callable 5/1/07 @ 101.5...............     3,850,000       3,960,418
  Detroit Local Development Finance Authority,
   Refunded Tax Increment Senior Series A, 5.38%,
   5/1/21, Callable 5/1/07 @ 101.5...............     1,410,000       1,447,013
  Detroit Sewage Disposal System, Revenue,
   Refunding Series B, 6.00%, 7/1/10, MBIA.......     2,000,000       2,286,380
  Detroit Wayne County Stadium Authority, Public
   Improvements, 5.50%, 2/1/17, Callable 2/1/07 @
   102, FGIC.....................................     1,800,000       1,898,820
  Dexter Community School, GO, 5.80%, 5/1/19,
   Callable 5/1/03 @ 102.........................     2,000,000       2,146,880
  Dickinson County, Economic Development Corp.,
   Pollution Control Revenue, 5.85%, 10/1/18,
   Callable 10/1/03 @ 102........................     4,000,000       4,139,320
  East China School District, GO, 5.00%, 5/1/15,
   Callable 5/1/08 @ 100, FGIC...................     2,600,000       2,615,626
  East China School District, GO, 5.00%, 5/1/16,
   Callable 5/1/08 @ 100, FGIC...................     1,625,000       1,628,738
  Eastern Michigan University, Revenue, 6.38%,
   6/1/14, Callable 6/1/02 @ 101, AMBAC..........     4,000,000       4,332,560

                      See Notes to Financial Statements.

    Pegasus Funds
196

Pegasus Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  Ferndale School District, 5.50%, 5/1/11,
   Callable 5/1/05 @ 101, FGIC...................   $ 1,000,000    $  1,068,440
  Ferris State University, Revenue, 5.75%,
   Prerefunded 4/1/07 @101, AMBAC................     2,500,000       2,807,725
  Ferris State University, Revenue, 5.85%,
   Prerefunded 4/1/07 @ 101, AMBAC...............     5,000,000       5,650,150
  Grand Haven, Electric Revenue, 5.25%, 7/1/08,
   MBIA..........................................     3,000,000       3,231,270
  Grand Rapids Community College, 5.90%,
   Prerefunded 5/1/03 @ 101.50, MBIA.............     1,500,000       1,644,540
  Grand Rapids Water Supply, Revenue, 6.25%,
   1/1/11, Callable 1/1/01 @102, FGIC............     2,000,000       2,127,620
  Grand Traverse County Hospital Revenue, Munson
   Healthcare, Series A, 5.65%, Prerefunded
   7/1/02 @ 102, AMBAC...........................     1,000,000       1,057,910
  Grand Traverse County Hospital Revenue, Munson
   Healthcare, Series A, 6.00%, Prerefunded
   7/1/02 @ 102, AMBAC...........................     1,000,000       1,076,170
  Hancock Hospital Finance Authority, Revenue,
   5.45%, 8/1/47, Callable 8/1/08 @ 100, MBIA....     4,400,000       4,517,084
  Higher Education Facilities Authority, Revenue,
   Calvin College Project, 5.35%, 6/1/13,
   Callable 6/1/08 @ 101.........................     2,390,000       2,424,583
  Higher Education Facilities Authority, Revenue,
   Calvin College Project, 5.55%, 6/1/17,
   Callable 6/1/08 @ 101.........................     1,550,000       1,573,452
  Higher Education Student Loan Authority,
   Revenue, AMT Student Loan --  Series XVII-B,
   5.40%, 6/1/18, Callable 6/1/08 @ 101, AMBAC...     7,860,000       7,976,800
  Higher Education Student Loan Authority,
   Revenue, AMT, Student Loan XVII-A Conv, 5.75%,
   6/1/13, Callable 6/1/06 @ 102, AMBAC..........     1,000,000       1,074,860
  Huron Valley School District, 5.88%,
   Prerefunded 5/1/07 @ 100, FGIC................     1,000,000       1,125,520
  Huron Valley School District, ETM, 6.40%,
   5/1/01........................................     1,000,000       1,062,340
  Kalamazoo Economic Development, Revenue, 6.13%,
   5/15/12, Callable 5/15/07 @ 102...............     1,250,000       1,331,388
  Kalamazoo Economic Development, Revenue, 6.13%,
   5/15/17, Callable 5/15/07 @ 102...............       600,000         636,852
  Kalamazoo Hospital Finance Authority, Revenue,
   Borgess Medical Center Series A, 5.25%,
   6/1/17, Callable 6/1/04 @ 102, FGIC...........     1,000,000       1,016,840
  Lake Orion Community School District, 6.00%,
   5/1/10, Callable 5/1/05 @ 101, AMBAC..........     3,685,000       4,064,113
  Lake Orion Community School District, 5.80%,
   5/1/15, Callable 5/1/05 @ 101, AMBAC..........     1,000,000       1,073,620
  Lake Orion Community School District, GO,
   5.13%, 5/1/23, Callable 5/1/08 @ 100, FGIC....     4,150,000       4,132,529
  Lansing Building Authority, 7.05%, 6/1/01,
   Callable 6/1/00 @ 102, ETM....................     1,300,000       1,403,675
  Lansing Building Authority, 6.00%, 6/1/05,
   Callable 6/1/00 @ 102, AMBAC, ETM.............     1,000,000       1,060,210
  Livingston County, Building Authority, GO,
   5.80%, 7/1/08.................................     1,330,000       1,490,305
  Livonia Public School District, Series 1,
   6.25%, 5/1/03, Callable 5/1/02 @ 102..........     2,100,000       2,296,434
  Livonia Public School District, Series I,
   6.30%, Prerefunded 5/1/02 @ 102...............     3,000,000       3,296,610
  Livonia Public School District, GO, 5.50%,
   5/1/14, Callable 5/1/03 @ 102, FGIC...........     1,000,000       1,067,210

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  Mason Public School District, GO, 5.40%,
   5/1/09, Callable 5/1/05 @ 101.50, FGIC........   $ 1,175,000    $  1,261,551
  Mason Public School District, GO, 5.50%,
   5/1/10, Callable 5/1/05 @ 101.50, FGIC........     1,075,000       1,156,367
  Michigan State University, Revenue, General
   Series A, 6.25%, Prerefunded 8/15/02 @ 101....     2,000,000       2,187,040
  Michigan State, GO, Environmental Protection
   Program, 5.40%, 11/1/19, Callable 11/1/05 @
   101...........................................     2,455,000       2,555,753
  Michigan State, GO, Environmental Protection
   Program, 6.25%, Prerefunded 11/1/02 @ 102.....     1,050,000       1,162,056
  Municipal Bond Authority, Revenue, Series A,
   5.70%, 8/1/07, Callable 2/1/03 @ 102..........     1,145,000       1,224,669
  Municipal Bond Authority, Revenue, Local
   Government Loan Program, Series A, 6.00%,
   12/1/13, Callable 12/1/04 @ 102, FGIC.........     1,500,000       1,660,800
  Municipal Bond Authority, Revenue, 5.40%,
   10/1/14, Callable 10/1/03 @ 102...............     2,500,000       2,600,750
  Muskegon Public Schools, GO, 5.25%, 5/1/16,
   Callable 5/1/04 @ 100, FGIC...................     1,970,000       2,013,379
  Oakland County Economic Development Corp.,
   Revenue, 5.00%, 11/1/17, Callable 11/1/08 @
   101...........................................    10,000,000       9,944,999
  Oakland County Economic Development Corp.,
   Revenue, 5.63%, 6/1/19, Callable 6/1/07 @ 102,
   LOC: First of America Bank....................     4,185,000       4,353,781
  Oakland County Education, Revenue, 6.38%,
   Prerefunded 11/1/04 @ 100.....................     3,000,000       3,386,850
  Ottawa County, GO, 6.00%, 8/1/08, Callable
   8/1/02 @ 101..................................     4,075,000       4,402,467
  Paw Paw Public School District, GO, 6.50%,
   5/1/09, FGIC..................................     1,200,000       1,420,728
  Plymouth Canton Community School District, GO,
   5.38%, 5/1/06, Callable 5/1/03 @ 102, AMBAC...     2,000,000       2,134,400
  Rockford Public Schools, 5.88%, 5/1/12,
   Callable 5/1/02 @ 102.........................     1,750,000       1,885,380
  Rockford Public Schools, GO, 5.25%, 5/1/22,
   Callable 5/1/07 @ 100, FGIC...................     2,930,000       2,974,214
  Romulus Community Schools, GO, 0.00%, 5/1/18,
   FGIC..........................................     4,755,000       1,812,986
  Royal Oak Hospital Finance Authority, Revenue,
   5.60%, 11/15/11, Callable 11/15/03 @ 102......     5,000,000       5,339,550
  Saginaw Hospital Finance Authority, Revenue,
   Series C, St Lukes Hospital, 6.75%, 7/1/06,
   Callable 7/1/01 @ 102, MBIA...................     2,000,000       2,176,860
  South Lake, GO, 5.35%, 5/1/15, Callable 5/1/08
   @ 100, FGIC...................................     1,000,000       1,025,210
  State Building Authority, Revenue, Refunding
   Series 1, 6.00%, 10/1/02, AMBAC...............     2,500,000       2,697,175
  State Building Authority, Revenue, 5.00%,
   10/1/06.......................................     3,820,000       4,038,275
  State GO, School Loan, 5.00%, 12/1/16, Callable
   12/1/08 @ 100.................................    12,370,000      12,520,047
  State GO, 5.00%, 12/1/17, Callable 12/1/08 @
   100...........................................    13,010,000      13,116,811
  State Hospital Finance Authority, Revenue,
   Mercy Health Services, Series T, 5.25%,
   8/15/09, Callable 8/15/07 @ 101, MBIA.........     2,035,000       2,167,194
  State Hospital Finance Authority, Revenue,
   Henry Ford Health System, 6.00%, 9/1/11,
   Callable 9/1/02 @ 102, AMBAC..................     3,000,000       3,232,200
  State Hospital Finance Authority, Revenue,
   5.38%, 7/1/12, Callable 7/1/05 @ 102, FSA.....     5,840,000       6,130,306
  State Hospital Finance Authority, Revenue,
   5.25%, 3/1/14, Callable 3/1/04 @ 102..........     2,000,000       2,019,460

                      See Notes to Financial Statements.

    Pegasus Funds
198

Pegasus Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                   Description                    Principal Amount Market Value
                   -----------                    ---------------- ------------

  State Hospital Finance Authority, Revenue,
   Mercy Health Services, Series U, 5.63%,
   8/15/16, Callable 8/15/07 @ 101...............   $ 3,795,000    $  3,997,387
  State Hospital Finance Authority, Revenue,
   Mercy Health Services, Series R, 5.38%,
   8/15/16, Callable 8/15/06 @ 101, AMBAC........     1,000,000       1,034,870
  State Hospital Finance Authority, Revenue,
   Mercy Health Services, Series W, 5.25%,
   8/15/17, Callable 8/15/07 @ 101, FSA..........     8,125,000       8,336,819
  State Hospital Finance Authority, Revenue,
   6.50%, 8/15/18, Callable 8/15/03 @ 102........     5,000,000       5,412,350
  State Hospital Finance Authority, Revenue --
    Henry Ford Esc, Revenue & First Mortgage,
   Series B, 9.00%, 5/1/04, Non-Callable.........     1,250,000       1,472,013
  State Housing Development Authority, Revenue,
   Parkway Meadows Project, 6.63%, 10/15/06,
   Callable 10/15/02 @ 103, FSA..................     1,725,000       1,884,804
  State Housing Development Authority, Revenue,
   Series C, 6.38%, 12/1/11, Callable 12/1/04 @
   102, FHA......................................     2,450,000       2,628,434
  State Housing Development Authority, Revenue,
   Series A, 6.00%, 12/1/15, Callable 6/1/06 @
   102, FHA......................................     4,750,000       5,029,870
  State Housing Development Authority, Revenue,
   Rental Housing, Series A, 5.88%, 10/1/17,
   Callable 4/1/03 @ 102, AMBAC..................     2,415,000       2,542,898
  State Housing Development Authority, Revenue,
   Series A, 6.05%, 12/1/17, Callable 6/1/06 @
   102, FHA......................................     2,415,000       2,555,142
  State Housing Development Authority, Revenue,
   Series B, 6.95%, 12/1/20, Callable 12/1/01 @
   102...........................................     2,570,000       2,715,025
  State Housing Development Authority, Revenue,
   AMT, Series B, 5.20%, 12/1/18, Callable
   11/1/08 @ 101, AMBAC..........................     2,250,000       2,255,760
  State Housing Development Authority, Revenue,
   AMT, Series B, 6.20%, 6/1/27, Callable 6/1/06
   @ 102, FHA....................................     2,300,000       2,465,002
  State Housing Development Authority, Revenue,
   Series D, 5.95%, 12/1/16, Callable 12/1/06 @
   102...........................................     2,000,000       2,124,540
  State Strategic Fund, Revenue, Refunded, Hope
   Network Project, Series B, 5.25%, 9/1/13,
   Callable 9/1/08 @ 102, LOC: First of America
   Bank..........................................     2,170,000       2,201,856
  State Strategic Fund, Revenue, Porter Hills
   Presbyterian Village, 5.30%, 7/1/18, Callable
   7/1/08 @ 101..................................     1,250,000       1,250,500
  State Strategic Fund, Revenue, College of
   Detroit Fund, 7.00%, 5/1/21, AMBAC............     1,000,000       1,272,220
  State Trunk Line, Series A, 5.40%, 10/1/01.....     3,200,000       3,350,624
  State Trunk Line, Revenue, Series A, 5.75%,
   10/1/12, Callable 10/1/02 @ 100...............     2,900,000       3,070,230
  Thorn Apple Kellogg School, GO, 5.38%, 5/1/22,
   Callable 5/1/05 @ 101, FGIC...................     3,375,000       3,461,029
  Traverse City Area Public School, 5.70%,
   Prerefunded 5/1/05 @ 101, MBIA................     2,400,000       2,648,784
  Troy School District, 6.00%, Prerefunded,
   5/1/01 @ 101.50...............................     1,150,000       1,227,372
  University of Michigan, Revenue, Medical
   Service Plan, 6.20%, Prerefunded 12/1/01 @
   102...........................................     2,000,000       2,178,560
  University of Michigan, Revenue, Medical
   Service Plan, 6.30%, Prerefunded 12/1/01 @
   102...........................................     2,130,000       2,326,003
  University of Michigan, Revenue, Hospital
   Series A, 5.75%, 12/1/12, Callable 12/1/02 @
   102...........................................     3,600,000       3,857,796

                      See Notes to Financial Statements.

                                                                Pegasus Funds

Pegasus Michigan Municipal Bond Fund

--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- (Continued)
December 31, 1998

--------------------------------------------------------------------------------

                                                        Shares
                                                          or
                   Description                     Principal Amount Market Value
                   -----------                     ---------------- ------------

  University of Michigan, Revenue, Student Fee,
   Series A, 5.25%, 4/1/15, Callable 4/1/05 @ 102.   $ 1,015,000    $  1,045,947
  Wayne State University, Revenue, 5.50%,
   11/15/07, Callable 11/15/03 @ 101, AMBAC.......     2,000,000       2,131,360
  Western Michigan University, Revenue, 5.13%,
   11/15/22, Callable 11/15/07 @ 100, FGIC........     5,250,000       5,228,213
  Wyoming Public Schools, GO, 5.13%, 5/1/23,
   Callable 5/1/08 @ 100, FGIC....................     3,100,000       3,086,949
                                                                    ------------
                                                                     315,053,239
                                                                    ------------
 Puerto Rico -- 1.9%
  Puerto Rico Commonwealth, GO, Public
   Improvements, 6.25%, 7/1/12, MBIA..............     2,195,000       2,607,528
  Puerto Rico Commonwealth, GO, 5.75%, 7/1/17,
   Callable 7/1/07 @ 101.5........................     3,280,000       3,548,600
                                                                    ------------
                                                                       6,156,128
                                                                    ------------
TOTAL MUNICIPAL BONDS.............................                   321,209,367
                                                                    ------------
INVESTMENT COMPANIES -- 0.1%
 Pegasus Michigan Municipal Money Market Fund,
  Class I.........................................       458,949         458,949
                                                                    ------------
TOTAL INVESTMENT COMPANIES........................                       458,949
                                                                    ------------
TOTAL.............................................                  $321,668,316
                                                                    ============
 (Cost $305,244,717) -- 99.4%

Percentages indicated are based on net assets of $323,657,700.

 AMBAC Insured by AMBAC Indemnity Corp.
 ETM   Escrowed to Maturity
 FGIC  Insured by Federal Guarantee Insurance Corp.
 FHA   Insured by Federal Housing Administration
 FSA   Insured by Federal Security Assurance
 GO    General Obligation
 LOC   Letter of Credit
 MBIA  Insured by Municipal Bond Insurance Association

                      See Notes to Financial Statements.

    Pegasus Funds
200

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

(1) Organization

 The Pegasus Funds ("Pegasus"), was organized as a Massachusetts business trust on April 21, 1987 and registered under the Investment Company Act of 1940 (the "Act"), as amended, as an open-end investment company. As of December 31, 1998, Pegasus consisted of thirty separate portfolios of which there were twenty-one asset allocation, equity, bond and municipal bond funds (the "Funds"), as described below.

                                                       Commencement
                                                           Date
                                                       ------------
               ASSET ALLOCATION FUNDS
               Managed Assets Conservative Fund           1/23/86
               Managed Assets Balanced Fund                1/1/94
               Managed Assets Growth Fund                12/17/96
               EQUITY FUNDS
               Equity Income Fund                         1/27/95
               Growth Fund                                1/27/95
               Mid-Cap Opportunity Fund                    6/1/91
               Small Cap Opportunity Fund                 1/27/95
               Intrinsic Value Fund                        6/1/91
               Growth and Value Fund                       6/1/91
               Equity Index Fund                          7/10/92
               Market Expansion Index Fund                7/31/98
               International Equity Fund                  12/3/94
               BOND FUNDS
               Intermediate Bond Fund                      6/1/91
               Bond Fund                                   6/1/91
               Short Bond Fund                            9/17/94
               Multi Sector Bond Fund                      3/5/93
               High Yield Bond Fund                       6/30/97
               MUNICIPAL BOND FUNDS
               Municipal Bond Fund                         3/1/88
               Short Municipal Bond Fund                   5/4/98
               Intermediate Municipal Bond Fund            3/1/88
               Michigan Municipal Bond Fund                2/1/93

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------
Merger:

  On October 2, 1998, First Chicago NBD Investment Management Company's ("FCNIMCO") parent company, First Chicago NBD Corporation, merged with and into BANC ONE CORPORATION at which time the newly combined company was renamed to BANK ONE CORPORATION. BANK ONE CORPORATION has now begun the process of reorganizing their proprietary mutual funds: the Pegasus Funds and The One Group Family of Mutual Funds. On January 12, 1999, the Board of Trustees of the Pegasus Funds approved Reorganization Agreements, which are subject to shareholder approval. Certain expenses incurred in connection with entering into and carrying out provisions of the reorganization transactions, whether or not the transactions contemplated thereby are consummated, will be paid by BANK ONE CORPORATION. The reorganization is intended to be effected on a tax-free basis, so that none of the Pegasus Funds' shareholders will recognize taxable gains or losses as a result of the reorganization. A proxy statement/prospectus describing the reorganization and the reasons therefore has been sent to Pegasus shareholders.

Conversion of Common Trust Funds:

  During the years ended December 31, 1998 and 1997, the net assets of certain common trust funds managed by FCNIMCO (the "Adviser") were exchanged in a tax-free conversion for shares of the corresponding Pegasus Funds (Class I). The transactions were accounted for by a method followed for tax purposes in a tax-free business combination sometimes referred to as the pooling without restatement method. The following is a summary of dates, shares issued, net assets converted, net asset value per share issued and unrealized appreciation of assets acquired as of the conversion date:

                                                  Net Asset
                                                    Value
                            Shares    Net Assets  Per Share  Unrealized
                            Issued    Converted    Issued   Appreciation
                          ---------- ------------ --------- ------------
December 12, 1997
-----------------
International Equity
 Fund                      2,159,636 $ 25,851,101  $11.97   $ 5,338,342

January 16, 1998
----------------
Multi Sector Bond Fund     5,725,521   46,376,717    8.10     1,314,449
Growth and Value Fund        826,627   13,267,362   16.05     7,896,171

June 5, 1998
------------
Municipal Bond Fund        1,694,520   21,791,527   12.86     1,385,555
Intermediate Municipal
 Bond Fund                 3,551,166   43,750,365   12.32       662,877
Intermediate Bond Fund       657,518    6,897,367   10.49       212,421

June 19, 1998
-------------
Growth Fund                5,967,446   97,388,726   16.32    40,491,888
Equity Income Fund         2,382,584   29,377,262   12.33     4,563,975
Mid-Cap Opportunity Fund     739,751   14,935,571   20.19     7,647,808
Growth and Value Fund      2,124,838   35,293,559   16.61    23,002,210

July 31, 1998
-------------
Growth Fund                1,005,253   16,868,119   16.78     5,235,204
Equity Income Fund        26,382,992  313,954,786   11.90    52,539,020
Mid-Cap Opportunity Fund   9,466,273  191,219,678   20.20    57,930,710
Growth and Value Fund     18,447,029  300,502,480   16.29    93,705,958
Market Expansion Index
 Fund                      2,644,136   26,441,223   10.00     8,449,359

August 21, 1998
---------------
Municipal Bond Fund       33,107,233  427,412,895   12.91    23,196,163
Intermediate Municipal
 Bond Fund                 1,437,303   17,750,046   12.35       792,415
Intermediate Bond Fund       424,402    4,464,804   10.52       122,830
Short Municipal Bond
 Fund                      9,462,724   95,765,693   10.12     1,052,914
Michigan Municipal Bond
 Fund                     18,875,822  207,445,015   10.99    10,379,459

September 25, 1998
------------------
Intermediate Bond Fund     1,236,449   13,193,389   10.67       498,541
Short Bond Fund            6,073,928   62,377,768   10.27       915,423
Multi Sector Bond Fund    34,606,982  284,468,016    8.22    17,960,805

    Pegasus Funds
202

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(2) Significant Accounting Policies

  The following is a summary of significant accounting policies followed by Pegasus in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Investments
  The Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes at the close of the respective domestic and foreign securities exchanges. Securities for which market prices or dealer quotes are not readily available (including restricted securities) are valued by the Adviser in accordance with procedures approved by the Board of Trustees. Fixed income securities (other than fixed income municipal securities) are valued at the closing bid price as estimated by an independent pricing service. Fixed income municipal securities for which quoted bid and ask prices are readily available are valued at the mean between the quoted bid prices (as obtained by the pricing service from dealers in such securities) and ask prices (as calculated by the pricing service based upon its evaluation of the market for such securities). Fixed income securities with original maturities less than 60 days are carried at amortized cost, which approximates market value. Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the Act.

  Investment security purchases and sales are recorded on the trade date. Realized gains and losses from security transactions are recorded on the specific identified cost basis.

  Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked-to-market daily to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

 Restricted Securities
  The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. The Fund does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Certain of these securities may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 Investment Income
  Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted using the effective interest rate method. For mortgage-backed securities, as prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

  The High Yield Bond Fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing-off interest receivables when the collection of all or a portion of

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------
interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the Fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. As of December 31, 1998, the fund held one debt obligation which was on non-accrual status.

  For the International Equity Fund, dividends are recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

 Forward Foreign Currency Contracts
  The International Equity Fund may enter into forward foreign currency contracts which are agreements between two parties to buy and sell a currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the prevailing exchange rate and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was entered into and the value at the time it was closed.

  The International Equity Fund may enter into forward foreign currency contracts with the objective of minimizing its risk from adverse changes in the relationship between currencies or to enhance income. The International Equity Fund may also enter into a forward contract in a foreign currency in order to lock in the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

  These contracts involve market risk in excess of the amounts reflected in the International Equity Fund's Statement of Assets and Liabilities. The face or contract amount in U.S. dollars, as reflected in the notes to the Schedule of Portfolio Investments, reflects the total exposure the Fund has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

 Futures Contracts
  The Funds may enter into futures contracts for the purpose of hedging against changes in the value of their portfolio securities or in securities they intend to purchase. The Equity Funds may also enter into stock index futures contracts as a substitute for comparable market positions in the underlying securities. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the initial margin. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. Futures contracts are valued based upon their quoted daily closing prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. The daily change in the value of the contract is recorded as an unrealized gain or loss. Futures contracts open at December 31, 1998 and their related unrealized market appreciation (depreciation) are set forth in the respective Funds' Schedule of Portfolio Investments explanatory footnotes.

  There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, however there is a risk that it may not correlate with the change in value of the hedged investments.

 Foreign Currency Translations
  The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency-denominated assets and liabilities are marked-to-market daily using the prevailing exchange rate and the change in value is recorded as an unrealized gain or loss. Upon receipt or payment, a realized gain or loss is recorded equal to the difference between the original value and the settlement value of the asset or liability. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at prevailing exchange rates on the respective dates of the transactions.

    Pegasus Funds
204

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

  In the International Equity Fund, net realized gains and losses on foreign currency transactions represent gains and losses from: sales and maturities of forward foreign currency contracts; dispositions of foreign currencies; and currency gains and losses realized between trade and settlement dates on securities transactions and between the ex, pay and settlement dates on dividend income. Exchange rate fluctuations on investments are not segregated in the statement of operations from changes arising from market price movements but are instead included within the net realized gain or loss on investment transactions sold and net change in unrealized appreciation or depreciation on investment securities held.

 Federal Income Taxes
  It is Pegasus' policy to comply with the requirements of Subchapter M of the Internal Revenue Code (the "Code"), as amended, applicable to regulated investment companies and to distribute substantially all net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

  Net investment income and net realized gains or losses may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, wash sales and post-October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains were recorded by the Fund. Certain book-to-tax timing differences for the Funds are reflected as excess distributions in the Statements of Changes in Net Assets. These distributions do not constitute a tax return of capital.

  As of December 31, 1998, the following Pegasus Funds had capital loss carryforwards and related expiration dates as follows:

            Fund          2002        2003       2004       2005       2006        Total
     --------------------------------------------------------------------------------------
        Bond           $11,488,180 $1,041,790 $       -- $       -- $        -- $12,529,970
        Intermediate
         Bond            1,283,889  2,190,495    168,406         --          --   3,642,790
        International
         Equity              2,735     97,889  1,401,229  6,436,160  16,055,937  23,993,950

 Shareholder Dividends
  Dividends from net investment income are declared and paid quarterly by the Equity Funds and Asset Allocation Funds (with the exception of the Managed Assets Conservative and Equity Income Funds which pay dividends monthly) and monthly by the Bond Funds and Municipal Bond Funds. Net realized capital gains are distributed annually or as necessary to comply with Subchapter M of the Code. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Code. However, to the extent that net realized capital gains of a Fund can be reduced by capital loss carryforwards, if any, such gains will not be distributed.

 Deferred Organization Costs
  Organization costs for Funds commencing operations prior to June 30, 1998 are amortized on a straight-line basis over a five-year period beginning with the commencement of operations of each Fund. Organization costs for Funds commencing operations subsequent to June 30, 1998 are expensed as incurred.

 Concentration of Risk
  Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U.S. government securities.

  While the International Equity Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in the banking (13.1%) and telecommunications (17.6%) industries.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

  Although the Short Municipal Bond Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in the states of Texas and Michigan. Although the Municipal Bond Fund has a diversified investment portfolio, it currently has investments in excess of 10% in the state of Indiana. The Michigan Municipal Bond Fund does not have a diversified portfolio since 98% of its investments are within the state of Michigan. Such concentrations within a particular state may subject the Funds more significantly to economic changes occurring within those states.

 Expenses
  Expenses directly attributable to a Fund are charged to that Fund's operations. Expenses which are applicable to all Funds are allocated among them on the basis of relative net assets of each Fund. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them on the basis of relative net assets of each class.

 When-Issued/To Be Announced (TBA) Securities
  The Bond Funds and the Municipal Bond Funds may purchase securities on a "when-issued" basis. These securities have been registered by a municipality or government agency, but have not yet been issued to the public. These transactions involve a commitment by the Funds to purchase particular securities, with payment and delivery taking place at a future date, for which all specific information, such as the face amount and maturity date of such investment security, is not known at the time of the trade. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the purchase price at which the transactions were entered. The current value of these securities is determined in the same manner as that of other portfolio securities. Although the Bond Funds and the Municipal Bond Funds generally purchase these securities with the intention of acquisition, such securities may be sold before the settlement date.

 Multiple Classes of Capital Shares of Beneficial Interest
  The Funds offer Class A, Class B and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares automatically convert to Class A shares at the beginning of the eighth year (the third year in the case of the Short Bond and Short Municipal Bond Funds and the seventh year in the case of the Equity Index, Market Expansion Index, Multi Sector Bond, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase.

    Pegasus Funds
206

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(3) Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates

  FCNIMCO is the investment adviser pursuant to the Advisory Agreement whereby FCNIMCO has agreed to provide the day-to-day management of each of the Fund's investments. For its advisory services to the Funds, FCNIMCO is entitled to a fee, computed daily and payable monthly based on each Fund's average net assets. Each Fund's current contractual fee for advisory services is set forth below. For the period ended December 31, 1998, FCNIMCO voluntarily agreed to waive its advisory fee and reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Funds' average net assets.)

                                        Expense Cap for Advisory
                                             Voluntary Fee             Current
                                             Waiver/Expense          Contractual
                                             Reimbursement            Advisory
                                       ----------------------------   Fee Rate
                                       Class A   Class B   Class I
--------------------------------------------------------------------------------
Managed Assets Conservative...........     1.25%     2.00%     1.00%    0.65%
Managed Assets Balanced...............     1.25%     2.00%     1.00%    0.65%
Managed Assets Growth.................     1.25%     2.00%     1.00%    0.65%
Equity Income.........................     1.21%     1.96%     0.96%    0.50%
Growth................................     1.25%     2.00%     1.00%    0.60%
Mid-Cap Opportunity...................     1.27%     2.02%     1.02%    0.60%
Small Cap Opportunity.................     1.42%     2.17%     1.17%    0.70%
Intrinsic Value.......................     1.19%     1.94%     0.94%    0.60%
Growth and Value......................     1.12%     1.87%     0.87%    0.60%
Equity Index..........................     0.86%     1.41%     0.51%    0.10%
Market Expansion Index................     0.82%     1.57%     0.57%    0.25%
International Equity..................     1.44%     2.19%     1.19%    0.80%
Intermediate Bond.....................     1.04%     1.79%     0.79%    0.40%
Bond..................................     0.99%     1.74%     0.74%    0.40%
Short Bond............................     0.86%     1.61%     0.61%    0.35%
Multi Sector Bond.....................     0.92%     1.67%     0.67%    0.40%
High Yield Bond.......................     1.14%     1.89%     0.89%    0.70%
Municipal Bond........................     0.98%     1.73%     0.73%    0.40%
Short Municipal Bond..................     0.87%     1.62%     0.62%    0.40%
Intermediate Municipal Bond...........     0.93%     1.68%     0.68%    0.40%
Michigan Municipal Bond...............     0.98%     1.73%     0.73%    0.40%

  Federated Investment Counseling ("Federated") is the sub-adviser of the High Yield Bond Fund. For its services, Federated is entitled to a monthly fee at the following annual rates: 0.50% on the first $30 million of average daily net assets, 0.40% on the next $20 million, 0.30% on the next $25 million, 0.25% on the next $25 million and 0.20% of the Fund's average daily net assets in excess of $100 million. The sub-adviser's fee is paid by FCNIMCO and not by the Fund.

  Pegasus has a Co-Administration Agreement with FCNIMCO and Fund Services Limited Partnership, d/b/a BISYS Fund Services ("BISYS") (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in aspects of the Funds' administration and operations for a fee, at an annual rate of 0.15% of each Fund's average daily net assets.

  BISYS (the "Distributor") serves as the Funds' principal underwriter and distributor of the Funds' shares.

  The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the "Plan") pursuant to which the Funds pay the Distributor a fee, at an annual rate not to exceed 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO, and its affiliates.

  The Funds' Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Funds have agreed to pay the Distributor for advertising, marketing and distributing Class B shares of the Funds at an annual rate not to exceed 0.75% of the average daily net assets of

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------
the Funds' outstanding Class B shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO and its affiliates with respect to these services. A contingent deferred sales charge (CDSC) payable to the Distributor may be imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor.

  NBD Bank, an affiliate of FCNIMCO, serves as the Funds custodian and is compensated for certain transfer agent services and is reimbursed for certain out-of-pocket expenses incurred on behalf of Pegasus. State Street Bank serves as the sub-custodian of the Funds. The sub-custodian is compensated directly by the Funds.

  Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows for an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

  The Funds may invest in mutual funds sponsored and managed by FCNIMCO, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate fees, FCNIMCO remits to each Fund an amount equal to all fees assessed on the assets invested in such funds, with the exception of the Managed Assets Conservative, Managed Assets Balanced and Managed Assets Growth Funds whereby FCNIMCO only reimburses the investment management and administration fees.

(4) Investment Securities Transactions

  The following summarizes the securities transactions entered into by the Funds, excluding short-term investments, for the period ended December 31, 1998:

                                               Purchases      Sales
      -----------------------------------------------------------------
       Managed Assets Conservative........... $ 85,153,195 $ 43,629,054
       Managed Assets Balanced...............  159,386,516  117,152,533
       Managed Assets Growth.................   22,638,914    6,420,991
       Equity Income.........................  162,042,930  215,922,782
       Growth................................  301,617,920  326,161,378
       Mid-Cap Opportunity...................  297,101,793  311,934,712
       Small Cap Opportunity.................  209,365,137  118,395,167
       Intrinsic Value.......................  214,773,526  226,502,099
       Growth and Value......................  584,927,292  644,553,977
       Equity Index..........................  161,224,524  186,575,684
       Market Expansion Index................    4,741,492    5,920,303
       International Equity..................   69,723,889   46,032,872
       Intermediate Bond.....................  370,251,293  266,233,927
       Bond..................................  713,017,346  444,709,588
       Short Bond............................  181,585,157  125,335,033
       Multi Sector Bond.....................   84,583,724  107,014,691
       High Yield Bond.......................   46,880,143   17,212,127
       Municipal Bond........................  196,990,927  128,830,158
       Short Municipal Bond..................   55,481,809   21,668,787
       Intermediate Municipal Bond...........  121,250,317   82,720,676
       Michigan Municipal Bond...............   79,084,875   41,011,708

    Pegasus Funds
208

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

  At December 31, 1998, the accumulated net unrealized appreciation (depreciation) on investments for federal tax purposes and the federal tax cost of investments was as follows:

                                                     Net Unrealized
                           Unrealized   Unrealized    Appreciation
                          Appreciation Depreciation  (Depreciation) Federal Tax Cost
------------------------------------------------------------------------------------
Managed Assets Conserva-
 tive...................  $  4,053,304 $ (2,821,686)  $  1,231,618   $  143,281,618
Managed Assets Balanced.     7,234,360   (8,372,426)    (1,138,066)     276,119,739
Managed Assets Growth...     1,080,545   (1,076,895)         3,650       28,946,233
Equity Income...........    89,429,029  (16,797,654)    72,631,375      506,022,566
Growth..................   454,535,448  (10,827,422)   443,708,026      561,120,818
Mid-Cap Opportunity.....   440,145,984  (52,291,543)   387,854,441      883,173,466
Small Cap Opportunity...    57,899,228  (32,390,081)    25,509,147      285,871,854
Intrinsic Value.........    80,820,014  (39,157,265)    41,662,749      538,090,128
Growth and Value........   448,021,733  (15,314,328)   432,707,405    1,063,417,693
Equity Index............   491,929,192  (12,924,553)   479,004,639      546,360,339
Market Expansion Index..    10,608,019   (1,634,221)     8,973,798       18,540,428
International Equity....   213,621,099  (65,370,075)   148,251,024      465,859,339
Intermediate Bond.......    23,204,627   (4,495,540)    18,709,087      635,351,541
Bond....................    88,666,778  (12,979,372)    75,687,406    1,429,884,493
Short Bond..............     3,834,955     (225,874)     3,609,081      342,482,396
Multi Sector Bond.......    21,658,396     (830,852)    20,827,544      378,303,198
High Yield Bond.........       476,336   (4,054,989)    (3,578,653)      84,002,941
Municipal Bond..........    56,578,168     (123,368)    56,454,800      831,520,260
Short Municipal Bond....     1,760,177      (38,239)     1,721,938      116,069,789
Intermediate Municipal
 Bond...................    24,676,560      (59,716)    24,616,844      482,088,696
Michigan Municipal Bond.    16,565,598     (141,999)    16,423,599      305,244,717

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions

  Transactions in amounts and shares of the Funds are summarized below:

                        Managed Assets Conservative Fund                      Managed Assets Balanced Fund
           -------------------------------------------------------------------------------------------------------------
                   For the Year Ended        For the Year Ended        For the Year Ended        For the Year Ended
                    December 31, 1998         December 31, 1997         December 31, 1998         December 31, 1997
           -------------------------------------------------------------------------------------------------------------
                    Amount       Shares       Amount       Shares       Amount       Shares       Amount       Shares
------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued    $ 33,437,548   2,255,578  $ 31,316,561   2,016,301  $ 65,609,300   5,466,467  $123,331,478  10,106,283
Dividends
 reinvested         9,210,417     628,169    11,601,787     765,341    18,218,982   1,572,916    13,209,034   1,100,235
Shares redeemed   (27,498,258) (1,858,346)  (19,010,963) (1,222,958)  (47,992,091) (4,128,967)  (19,705,519) (1,614,532)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $ 15,149,707   1,025,401  $ 23,907,385   1,558,684  $ 35,836,191   2,910,416  $116,834,993   9,591,986
------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued    $ 13,838,284     920,334  $  7,513,031     482,687  $  9,378,917     703,216  $  8,381,742     606,921
Dividends
 reinvested         1,943,446     132,871     1,365,334      90,169     1,528,713     118,093       757,299      56,894
Shares redeemed    (2,223,503)   (151,431)     (806,131)    (52,379)   (1,714,855)   (131,008)     (781,286)    (56,066)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $ 13,558,227     901,774  $  8,072,234     520,477  $  9,192,775     690,301  $  8,357,755     607,749
------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued    $ 10,798,299     723,039  $ 17,213,041   1,103,175  $ 19,283,082   1,629,212  $ 54,963,342   4,828,990
Dividends
 reinvested         1,161,745      78,997     1,051,898      69,270     9,246,055     796,756    11,078,389     924,980
Shares redeemed    (6,830,540)   (458,784)   (9,054,523)   (582,695)  (39,042,114) (3,246,901)  (72,178,198) (5,944,348)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $  5,129,504     343,252  $  9,210,416     589,750  $(10,512,977)   (820,933) $ (6,136,467)   (190,378)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund            $ 33,837,438   2,270,427  $ 41,190,035   2,668,911  $ 34,515,989   2,779,784  $119,056,281  10,009,357
------------------------------------------------------------------------------------------------------------------------

                          Managed Assets Growth Fund
           -------------------------------------------------------------------------------------------------------------
                  For the Year Ended      For the Year Ended
                   December 31, 1998       December 31, 1997
           -------------------------------------------------------------------------------------------------------------
                   Amount      Shares      Amount      Shares
------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued    $10,961,856    967,597  $ 5,803,931    520,583
Dividends
 reinvested          527,957     45,576      110,631      9,677
Shares redeemed   (2,355,550)  (204,083)    (447,060)   (40,532)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $ 9,134,263    809,090  $ 5,467,502    489,728
------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued    $ 6,929,649    591,376  $ 5,710,882    519,712
Dividends
 reinvested          582,411     51,108      106,258      9,416
Shares redeemed     (787,989)   (69,291)     (89,261)    (7,937)
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $ 6,724,071    573,193  $ 5,727,879    521,191
------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued    $   587,853     52,445  $   743,108     64,957
Dividends
 reinvested           16,803      1,435            4         --
Shares redeemed     (887,454)   (72,948)          --         --
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)      $  (282,798)   (19,068) $   743,112     64,957
------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund            $15,575,536  1,363,215  $11,938,493  1,075,876
------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
210

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                                Equity Income Fund                                       Growth Fund
        --------------------------------------------------------------------------------------------------------------------
                    For the Year Ended        For the Year Ended         For the Year Ended         For the Year Ended
                     December 31, 1998         December 31, 1997         December 31, 1998           December 31, 1997
        --------------------------------------------------------------------------------------------------------------------
                     Amount       Shares       Amount       Shares       Amount        Shares       Amount        Shares
----------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $  6,016,612     484,188  $  6,572,559     468,697  $  56,936,785   3,536,763  $  40,045,445    2,775,581
Dividends
 reinvested          1,017,100      81,424     1,844,995     139,990      7,118,816     445,843      2,790,818      182,621
Shares redeemed     (5,859,244)   (463,905)   (8,712,198)   (619,931)   (25,055,901) (1,512,718)    (9,366,705)    (646,661)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  1,174,468     101,707  $   (294,644)    (11,244) $  38,999,700   2,469,888  $  33,469,558    2,311,541
----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $    769,843      59,731  $  1,438,787     101,560  $   3,215,220     196,223  $   1,483,297      101,867
Dividends
 reinvested            288,580      23,121       427,616      32,598        316,751      20,003         93,456        6,193
Shares redeemed       (465,089)    (38,068)     (457,543)    (34,137)      (686,102)    (42,616)      (640,490)     (49,812)
----------------------------------------------------------------------------------------------------------------------------
Net increase      $    593,334      44,784  $  1,408,860     100,021  $   2,845,869     173,610  $     936,263       58,248
----------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 17,856,931   1,420,318  $ 28,432,275   2,026,742  $  82,465,262   4,959,312  $  78,761,960    5,522,672
Shares issued in
 connection with
 conversion of
 common trust
 funds             343,332,048  28,765,576            --          --    114,256,845   6,972,699             --           --
Dividends
 reinvested         15,759,622   1,276,619    34,772,811   2,674,370     35,950,587   2,251,149     23,951,009    1,567,312
Shares redeemed    (98,293,666) (8,048,750)  (69,797,438) (5,065,466)  (124,185,631) (7,564,091)  (155,347,564) (10,934,920)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $278,654,935  23,413,763  $ (6,592,352)   (364,354) $ 108,487,063   6,619,069  $ (52,634,595)  (3,844,936)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $280,422,737  23,560,254  $ (5,478,136)   (275,577) $ 150,332,632   9,262,567  $ (18,228,774)  (1,475,147)
----------------------------------------------------------------------------------------------------------------------------

                               Mid-Cap Opportunity Fund
        --------------------------------------------------------------------------------------------------------------------
                     For the Year Ended          For the Year Ended
                      December 31, 1998           December 31, 1997
        --------------------------------------------------------------------------------------------------------------------
                     Amount        Shares        Amount        Shares
----------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $  97,257,759    4,701,436  $ 130,158,919    6,412,767
Dividends
 reinvested          17,695,477      891,600     13,953,980      672,278
Shares redeemed     (62,547,755)  (3,124,427)   (21,535,955)  (1,077,836)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  52,405,481    2,468,609  $ 122,576,944    6,007,209
----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $   3,860,657      365,461  $   3,558,244      329,955
Dividends
 reinvested             802,754       85,374        388,813       37,100
Shares redeemed        (745,568)     (80,988)       (93,380)      (8,506)
----------------------------------------------------------------------------------------------------------------------------
Net increase      $   3,917,843      369,847  $   3,853,677      358,549
----------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 164,164,289    8,188,329  $ 207,175,566   10,476,135
Shares issued in
 connection with
 conversion of
 common trust
 funds              206,155,249   10,206,024             --           --
Dividends
 reinvested          42,744,123    2,141,952     46,220,847    2,224,010
Shares redeemed    (215,551,801) (10,665,043)  (253,407,120) (12,783,438)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 197,511,860    9,871,262  $     (10,707)     (83,293)
----------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $ 253,835,184   12,709,718  $ 126,419,914    6,282,465
----------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                            Small Cap Opportunity Fund                              Intrinsic Value Fund
         ------------------------------------------------------------------------------------------------------------------
                    For the Year Ended        For the Year Ended         For the Year Ended         For the Year Ended
                     December 31, 1998         December 31, 1997          December 31, 1998          December 31, 1997
        -------------------------------------------------------------------------------------------------------------------
                     Amount       Shares       Amount       Shares       Amount        Shares        Amount       Shares
---------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $ 20,319,442   1,270,543  $ 16,824,149   1,022,192  $  72,549,969    4,551,752  $ 60,372,454   3,925,383
Dividends
 reinvested            952,674      64,974     1,650,556     102,839      8,955,905      621,213     6,149,882     394,556
Shares redeemed     (7,795,057)   (521,507)   (3,824,714)   (251,988)   (29,182,142)  (1,921,038)  (10,129,328)   (667,288)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 13,477,059     814,010  $ 14,649,991     873,043  $  52,323,732    3,251,927  $ 56,393,008   3,652,651
---------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $  2,942,375     186,003  $  1,618,901      99,977  $   2,761,660      240,352  $  2,966,956     260,864
Dividends
 reinvested            132,153       9,287       125,301       7,951        571,243       57,730       291,301      25,987
Shares redeemed       (438,755)    (31,064)      (29,610)     (1,796)      (863,966)     (85,391)     (122,704)    (10,630)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  2,635,773     164,226  $  1,714,592     106,132  $   2,468,937      212,691  $  3,135,553     276,221
---------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $128,375,927   8,012,166  $ 78,449,597   4,974,079  $ 127,748,502    8,456,376  $190,470,760  12,535,439
Shares issued in
 connection with
 conversion of
 common trust
 funds                      --          --            --          --             --           --            --          --
Dividends
 reinvested          4,636,383     305,255    12,026,693     741,015     13,701,211      895,576    35,700,516   2,291,818
Shares redeemed    (49,083,876) (3,323,610)  (21,124,571) (1,399,602)  (160,308,421) (10,575,281)  (97,234,985) (6,443,872)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 83,928,434   4,993,811  $ 69,351,719   4,315,492  $ (18,858,708)  (1,223,329) $128,936,291   8,383,385
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $100,041,266   5,972,047  $ 85,716,302   5,294,667  $  35,933,961    2,241,289  $188,464,852  12,312,257
---------------------------------------------------------------------------------------------------------------------------
                                 Growth and Value Fund
        -------------------------------------------------------------------------------------------------------------------
                     For the Year Ended          For the Year Ended
                      December 31, 1998           December 31, 1997
        -------------------------------------------------------------------------------------------------------------------
                     Amount        Shares        Amount        Shares
---------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $ 135,083,831    8,201,675  $  94,486,592    5,899,852
Dividends
 reinvested          21,153,634    1,286,795     12,755,356      781,070
Shares redeemed     (55,500,173)  (3,358,758)   (15,125,603)    (944,388)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 100,737,292    6,129,712  $  92,116,345    5,736,534
---------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $   6,357,877      611,462  $   4,612,966      444,913
Dividends
 reinvested           1,522,266      157,118        517,650       50,518
Shares redeemed      (1,131,089)    (115,211)      (145,758)     (13,846)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $   6,749,054      653,369  $   4,984,858      481,585
---------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 234,467,326   14,110,748  $ 246,403,685   15,691,586
Shares issued in
 connection with
 conversion of
 common trust
 funds              349,063,401   21,398,494             --           --
Dividends
 reinvested          45,674,465    2,775,377     58,038,310    3,548,746
Shares redeemed    (323,815,292) (19,709,650)  (262,615,759) (16,528,740)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 305,389,900   18,574,969  $  41,826,236    2,711,592
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $ 412,876,246   25,358,050  $ 138,927,439    8,929,711
---------------------------------------------------------------------------------------------------------------------------

    Pegasus Funds
212

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                                                                            Market Expansion
                                   Equity Index Fund                           Index Fund
               ----------------------------------------------------------------------------------
                     For the Year Ended          For the Year Ended       For the Period Ended
                      December 31, 1998           December 31, 1997       December 31, 1998(1)
               ----------------------------------------------------------------------------------
                     Amount        Shares        Amount        Shares       Amount      Shares
-------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $ 136,669,262    5,826,603  $ 168,016,201    8,416,137  $    28,379      2,893
Dividends
 reinvested          20,157,569      829,123      5,805,194      273,337            8          1
Shares redeemed     (71,537,219)  (3,056,202)   (32,929,404)  (1,733,288)          --         --
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  85,289,612    3,599,524  $ 140,891,991    6,956,186  $    28,387      2,894
-------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $   3,193,195      220,276  $   1,287,388      104,699  $       195         20
Dividends
 reinvested             492,851       34,759         71,089        5,457            8          1
Shares redeemed        (221,371)     (15,615)       (57,785)      (4,457)          --         --
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $   3,464,675      239,420  $   1,300,692      105,699  $       203         21
-------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 173,259,753    7,291,664  $ 146,097,054    7,485,701  $ 1,395,220    141,190
Shares issued in
 connection with
 conversion of
 common trust
 funds                       --           --             --           --   26,441,223  2,644,136
Dividends
 reinvested           8,571,273      364,497     16,894,585      811,344      892,851     91,200
Shares redeemed    (234,695,887) (10,037,928)  (524,752,379) (28,171,388)  (2,485,468)  (263,981)
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ (52,864,861)  (2,381,767) $(361,760,740) (19,874,343) $26,243,826  2,612,545
-------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $  35,889,426    1,457,177  $(219,568,057) (12,812,458) $26,272,416  2,615,460
-------------------------------------------------------------------------------------------------
                             International Equity Fund
               ----------------------------------------------------------------------------------
                     For the Year Ended        For the Year Ended
                     December 31, 1998          December 31, 1997
               ----------------------------------------------------------------------------------
                     Amount        Shares       Amount       Shares
-------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $  26,636,428   2,043,566  $ 18,567,566   1,519,426
Dividends
 reinvested             391,345      30,209       151,571      12,294
Shares redeemed     (14,356,676) (1,094,567)   (3,047,589)   (247,544)
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  12,671,097     979,208  $ 15,671,548   1,284,176
-------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $     818,238      65,139  $    811,445      70,622
Dividends
 reinvested              18,722       1,536         7,275         630
Shares redeemed        (310,245)    (26,193)     (201,965)    (18,241)
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $     526,715      40,482  $    616,755      53,011
-------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 109,587,478   8,439,582  $144,396,799  12,175,388
Shares issued in
 connection with
 conversion of
 common trust
 funds                       --          --    25,851,101   2,159,636
Dividends
 reinvested           2,089,465     161,606     1,488,912     120,663
Shares redeemed    (101,966,061) (7,899,034)  (89,221,490) (7,329,317)
-------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $   9,710,882     702,154  $ 82,515,322   7,126,370
-------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $  22,908,694   1,721,844  $ 98,803,625   8,463,557
-------------------------------------------------------------------------------------------------

(1) For the period July 31, 1998 (commencement of operations) through December 31, 1998.

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                                 Intermediate Bond Fund
                  ---------------------------------------------------------
                      For the Year Ended           For the Year Ended
                      December 31, 1998            December 31, 1997
                  ---------------------------------------------------------
                     Amount         Shares        Amount         Shares
---------------------------------------------------------------------------
Class A Shares:
Shares issued     $  67,340,853     6,386,639  $  27,304,014     2,624,666
Dividends
 reinvested           4,355,434       414,114      1,358,064       131,435
Shares redeemed     (26,829,680)   (2,540,583)    (5,101,985)     (493,064)
---------------------------------------------------------------------------
Net increase
 (decrease)       $  44,866,607     4,260,170  $  23,560,093     2,263,037
---------------------------------------------------------------------------
Class B Shares:
Shares issued     $     525,464        50,247  $     278,873        27,172
Dividends
 reinvested              28,600         2,744          8,536           833
Shares redeemed         (88,202)       (8,455)       (29,302)       (2,866)
---------------------------------------------------------------------------
Net increase
 (decrease)       $     465,862        44,536  $     258,107        25,139
---------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 148,957,212    14,087,052  $ 185,976,995    18,003,953
Shares issued in
 connection with
 conversion of
 common trust
 funds               24,555,560     2,318,369             --            --
Dividends
 reinvested          14,063,585     1,337,453     16,511,264     1,601,349
Shares redeemed    (108,666,665)  (10,294,783)  (123,282,895)  (11,921,465)
---------------------------------------------------------------------------
Net increase
 (decrease)       $  78,909,692     7,448,091  $  79,205,364     7,683,837
---------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $ 124,242,161    11,752,797  $ 103,023,564     9,972,013
---------------------------------------------------------------------------
                                        Bond Fund
                  --------------------------------------------------------
                      For the Year Ended           For the Year Ended
                      December 31, 1998            December 31, 1997
                  ---------------------------------------------------------
                     Amount         Shares        Amount         Shares
---------------------------------------------------------------------------
Class A Shares:
Shares issued     $ 169,561,801    15,863,945  $  87,085,926     8,353,347
Dividends
 reinvested          10,307,216       966,403      3,910,615       377,818
Shares redeemed     (82,544,542)   (7,685,823)   (15,064,433)   (1,455,779)
---------------------------------------------------------------------------
Net increase
 (decrease)       $  97,324,475     9,144,525  $  75,932,108     7,275,386
---------------------------------------------------------------------------
Class B Shares:
Shares issued     $   5,938,839       554,327  $   3,156,452       303,186
Dividends
 reinvested             251,161        23,518         60,268         5,791
Shares redeemed        (600,075)      (56,210)      (164,690)      (15,856)
---------------------------------------------------------------------------
Net increase
 (decrease)       $   5,589,925       521,635  $   3,052,030       293,121
---------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 413,141,717    38,580,174  $ 435,649,178    42,208,448
Shares issued in
 connection with
 conversion of
 common trust
 funds                       --            --             --            --
Dividends
 reinvested          36,842,015     3,454,481     32,769,206     3,176,489
Shares redeemed    (295,732,353)  (27,545,193)  (157,152,393)  (15,127,474)
---------------------------------------------------------------------------
Net increase
 (decrease)       $ 154,251,379    14,489,462  $ 311,265,991    30,257,463
---------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $ 257,165,779    24,155,622  $ 390,250,129    37,825,970
---------------------------------------------------------------------------

    Pegasus Funds
214

Pegasus Funds

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                                  Short Bond Fund                                  Multi Sector Bond Fund
                      ----------------------------------------------------------------------------------------------
                    For the Year Ended        For the Year Ended        For the Year Ended         For the Year Ended
                     December 31, 1998         December 31, 1997         December 31, 1998          December 31, 1997
                      ----------------------------------------------------------------------------------------------
                     Amount       Shares       Amount       Shares       Amount       Shares       Amount        Shares
---------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $ 11,703,781   1,149,743  $  4,288,154     423,115  $ 11,205,371   1,377,353  $   2,346,273      298,883
Dividends rein-
 vested                537,190      52,792       100,656       9,964       697,768      86,608        481,710       61,412
Shares redeemed     (2,876,660)   (282,582)     (692,337)    (68,358)   (3,979,758)   (492,541)    (3,919,756)    (502,746)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  9,364,311     919,953  $  3,696,473     364,721  $  7,923,381     971,420  $  (1,091,773)    (142,451)
---------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $    163,752      16,205  $    500,749      49,815  $    148,543      18,302  $     235,272       29,850
Dividends rein-
 vested                 12,560       1,247         4,017         400        23,986       2,967         18,480        2,347
Shares redeemed       (451,149)    (44,744)      (20,443)     (2,048)      (76,214)     (9,362)      (230,668)     (29,611)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $   (274,837)    (27,292) $    484,323      48,167  $     96,315      11,907  $      23,084        2,586
---------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $114,066,269  11,204,456  $131,425,104  12,981,562  $ 21,735,677   3,005,925  $   7,729,755      983,848
Shares issued in
 connection with
 conversion of
 common trust
 funds              62,377,768   6,073,928            --          --   330,844,733  40,332,503             --          --
Dividends rein-
 vested              5,239,873     515,326     4,521,387     447,631     1,979,476     245,491        224,426       28,290
Shares redeemed    (87,695,680) (8,613,270)  (73,190,834) (7,226,149)  (62,713,603) (7,755,708)  (102,380,005) (13,037,412)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 93,988,230   9,180,440  $ 62,755,657   6,203,044  $291,846,283  35,828,211  $ (94,425,824) (12,025,274)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $103,077,704  10,073,101  $ 66,936,453   6,615,932  $299,865,979  36,811,538  $ (95,494,513) (12,165,139)
---------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions-- (Continued)

                              High Yield Bond Fund                                Municipal Bond Fund
                 ------------------------------------------------------------------------------------------------------
                    For the Year Ended      For the Period Ended      For the Year Ended        For the Year Ended
                     December 31, 1998      December 31, 1997(1)       December 31, 1998         December 31, 1997
                 ------------------------------------------------------------------------------------------------------
                     Amount       Shares      Amount      Shares       Amount       Shares       Amount       Shares
-----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $  2,088,463     208,774  $   566,077     55,462  $ 19,917,246   1,538,873  $ 11,724,049     939,135
Dividends
 reinvested             63,855       6,421        3,384        332     1,122,531      87,097       843,113      67,267
Shares redeemed       (437,221)    (44,454)          --         --    (8,973,547)   (693,856)   (8,454,633)   (681,140)
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $  1,715,097     170,741  $   569,461     55,794  $ 12,066,230     932,114  $  4,112,529     325,262
-----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $    351,441      34,650  $    77,187      7,534  $    993,580      77,005  $    733,512      58,222
Dividends
 reinvested              8,633         869          959         94        48,099       3,731        28,072       2,246
Shares redeemed        (64,799)     (6,242)        (893)       (87)     (230,531)    (17,861)     (160,009)    (12,772)
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $    295,275      29,277  $    77,253      7,541  $    811,148      62,875  $    601,575      47,696
-----------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 41,862,105   4,135,769  $50,211,813  4,945,400  $ 89,325,715   6,979,636  $ 90,800,345   7,311,590
Shares issued in
 connection with
 conversion of
 common trust
 funds                      --          --           --         --   449,204,422  34,801,753            --          --
Dividends
 reinvested          1,440,358     142,216      369,553     36,030     1,162,098      89,069       632,571      50,986
Shares redeemed    (10,115,828) (1,021,499)  (2,057,468)  (200,949)  (60,984,773) (4,706,533)  (87,732,156) (7,051,329)
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $ 33,186,635   3,256,486  $48,523,898  4,780,481  $478,707,462  37,163,925  $  3,700,760     311,247
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $ 35,197,007   3,456,504  $49,170,612  4,843,816  $491,584,840  38,158,914  $  8,414,864     684,205
-----------------------------------------------------------------------------------------------------------------------
                   Short Municipal Bond
                           Fund
                 ------------------------------------------------------------------------------------------------------
                   For the Period Ended
                   December 31, 1998(2)
                 ------------------------------------------------------------------------------------------------------
                     Amount       Shares
-----------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued     $    557,865      54,958
Dividends
 reinvested              1,843         182
Shares redeemed             --          --
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $    559,708      55,140
-----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued     $    110,348      10,861
Dividends
 reinvested                942          93
Shares redeemed             --          --
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $    111,290      10,954
-----------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued     $ 28,335,157   2,850,127
Shares issued in
 connection with
 conversion of
 common trust
 funds              95,765,693   9,462,724
Dividends
 reinvested            271,472          --
Shares redeemed     (6,780,149)   (666,423)
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)       $117,592,173  11,646,428
-----------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in
 Fund             $118,263,171  11,712,522
-----------------------------------------------------------------------------------------------------------------------

(1) For the period June 30, 1997 (commencement of operations) through December 31, 1997.
(2) For the period May 4, 1998 (commencement of operations) through December 31, 1998.

    Pegasus Funds
216

Pegasus Funds

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS -- (Continued)

--------------------------------------------------------------------------------

(5) Capital Share Transactions -- (Continued)

                             Intermediate Municipal Bond Fund                     Michigan Municipal Bond Fund
                      -----------------------------------------------------------------------------------------------------
                        For the Year Ended        For the Year Ended        For the Year Ended       For the Year Ended
                         December 31, 1998         December 31, 1997         December 31, 1998        December 31, 1997
                      -----------------------------------------------------------------------------------------------------
                         Amount       Shares       Amount       Shares       Amount       Shares      Amount      Shares
---------------------------------------------------------------------------------------------------------------------------
Class A Shares:
Shares issued         $  6,169,503     498,948  $  4,330,436     356,402  $  6,877,724     622,625  $ 1,862,834    175,504
Dividends reinvested       613,967      49,752       654,340      53,881       671,419      61,227      635,851     59,987
Shares redeemed         (3,118,838)   (251,934)   (5,476,837)   (450,630)   (3,524,864)   (320,092)  (3,140,092)  (297,510)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)           $  3,664,632     296,766  $   (492,061)    (40,347) $  4,024,279     363,760  $  (641,407)   (62,019)
---------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Shares issued         $    285,374      23,239  $     97,661       8,007  $  1,201,753     112,870  $   597,476     57,746
Dividends reinvested        20,607       1,671        19,911       1,640        28,130       2,642        4,727        457
Shares redeemed           (292,609)    (23,656)      (31,769)     (2,641)       (7,091)       (618)     (22,479)    (2,223)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)           $     13,372       1,254  $     85,803       7,006  $  1,222,792     114,894  $   579,724     55,980
---------------------------------------------------------------------------------------------------------------------------
Class I Shares:
Shares issued         $ 79,583,340   6,470,679  $ 68,404,127   5,629,130  $ 41,308,649   3,793,906  $23,854,404  2,244,429
Shares issued in
 connection with
 conversion of
 common trust funds     61,500,411   4,988,469            --          --   207,445,015  18,875,822           --         --
Dividends reinvested       811,160      65,490     1,762,447     143,942       628,868      57,271      347,003     32,675
Shares redeemed        (50,479,615) (4,077,739)  (73,664,655) (6,056,270)  (14,329,200) (1,290,030)  (6,574,233)  (622,964)
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease)           $ 91,415,296   7,446,899  $ (3,498,081)   (283,198) $235,053,332  21,436,969  $17,627,174  1,654,140
---------------------------------------------------------------------------------------------------------------------------
Net increase
 (decrease) in Fund   $ 95,093,300   7,744,919  $ (3,904,339)   (316,539) $240,300,403  21,915,623  $17,565,491  1,648,101
---------------------------------------------------------------------------------------------------------------------------

                                                   Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                Investment Operations                               Less Distributions
                    ---------------------------------------------------------------------------------------------------

                                                          Total
                    Net Asset                             Income              In Excess
                      Value      Net      Net Realized     from     From Net    of Net   From Net
                    Beginning Investment and Unrealized Investment Investment Investment Realized     Total
                    of Period   Income    Gain (Loss)   Operations   Income     Income     Gain   Distributions
                    --------- ---------- -------------- ---------- ---------- ---------- -------- -------------
MANAGED ASSETS
 CONSERVATIVE
 Class A Shares
For the year ended
 December 31, 1998   $14.95      0.53         0.65        $ 1.18     (0.53)       --      (0.97)     $(1.50)
 December 31, 1997   $15.34      0.58         1.35        $ 1.93     (0.58)       --      (1.74)     $(2.32)
 December 31, 1996   $14.54      0.56         0.89        $ 1.45     (0.56)       --      (0.09)     $(0.65)
 December 31, 1995   $12.13      0.64         2.48        $ 3.12     (0.68)       --      (0.03)     $(0.71)
 December 31, 1994   $13.11      0.73        (0.98)       $(0.25)    (0.72)       --      (0.01)     $(0.73)
 Class B Shares
For the year ended
 December 31, 1998   $14.97      0.44         0.64        $ 1.08     (0.43)       --      (0.97)     $(1.40)
 December 31, 1997   $15.36      0.47         1.35        $ 1.82     (0.47)       --      (1.74)     $(2.21)
 December 31, 1996   $14.56      0.44         0.89        $ 1.33     (0.44)       --      (0.09)     $(0.53)
For the period
 ended
 12/31/95(/2/)       $12.42      0.45         2.17        $ 2.62     (0.45)       --      (0.03)     $(0.48)
For the period
 ended
 12/2/94(/1/)        $13.05      0.51        (0.91)       $(0.40)    (0.54)       --      (0.01)     $(0.55)
 Class I Shares
For the year ended
 December 31, 1998   $15.00      0.58         0.65        $ 1.23     (0.57)       --      (0.97)     $(1.54)
 December 31, 1997   $15.38      0.59         1.37        $ 1.96     (0.60)       --      (1.74)     $(2.34)
 December 31, 1996   $14.57      0.60         0.89        $ 1.49     (0.59)       --      (0.09)     $(0.68)
For the period
 ended
 12/31/95(/3/)       $12.42      0.57         2.18        $ 2.75     (0.57)       --      (0.03)     $(0.60)
-----------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS
 BALANCED
 Class A Shares
For the year ended
 December 31, 1998   $11.92      0.32         0.64        $ 0.96     (0.39)       --      (1.07)     $(1.46)
 December 31, 1997   $11.63      0.32         1.43        $ 1.75     (0.31)       --      (1.15)     $(1.46)
 December 31, 1996   $11.24      0.35         1.06        $ 1.41     (0.34)       --      (0.68)     $(1.02)
 December 31, 1995   $ 9.53      0.35         1.83        $ 2.18     (0.35)       --      (0.12)     $(0.47)
 December 31, 1994   $10.00      0.28        (0.48)       $(0.20)    (0.27)       --         --      $(0.27)
 Class B Shares
For the year ended
 December 31, 1998   $13.27      0.25         0.73        $ 0.98     (0.30)       --      (1.07)     $(1.37)
 December 31, 1997   $12.81      0.24         1.61        $ 1.85     (0.24)       --      (1.15)     $(1.39)
For the period
 ended
 12/31/96(/4/)       $12.16      0.08         0.81        $ 0.89     (0.07)       --      (0.17)     $(0.24)
 Class I Shares
For the year ended
 December 31, 1998   $11.91      0.36         0.62        $ 0.98     (0.42)       --      (1.07)     $(1.49)
 December 31, 1997   $11.59      0.34         1.47        $ 1.81     (0.34)       --      (1.15)     $(1.49)
 December 31, 1996   $11.24      0.39         1.02        $ 1.41     (0.38)       --      (0.68)     $(1.06)
 December 31, 1995   $ 9.53      0.35         1.83        $ 2.18     (0.35)       --      (0.12)     $(0.47)
 December 31, 1994   $10.00      0.28        (0.48)       $(0.20)    (0.27)       --         --      $(0.27)
-----------------------------------------------------------------------------------------------------------------------
MANAGED ASSETS
 GROWTH
 Class A Shares
For the year ended
 December 31, 1998   $11.51      0.20         0.73        $ 0.93     (0.23)       --      (0.52)     $(0.75)
 December 31, 1997   $10.08      0.17         1.60        $ 1.77     (0.16)       --      (0.18)     $(0.34)
For the period
 ended
 12/31/1996(/5/)     $10.00        --         0.08        $ 0.08        --        --         --          --
 Class B Shares
For the year ended
 December 31, 1998   $11.35      0.12         0.72        $ 0.84     (0.16)       --      (0.52)     $(0.68)
 December 31, 1997   $ 9.99      0.11         1.55        $ 1.66     (0.12)       --      (0.18)     $(0.30)
For the period
 ended
 12/31/1996(/5/)     $10.00        --        (0.01)       $(0.01)       --        --         --          --
 Class I Shares
For the year ended
 December 31, 1998   $11.57      0.23         0.72        $ 0.95     (0.26)       --      (0.52)     $(0.78)
 December 31, 1997   $10.13      0.21         1.59        $ 1.80     (0.18)       --      (0.18)     $(0.36)
For the period
 ended
 12/31/1996(/5/)     $10.00        --         0.13        $ 0.13        --        --         --          --
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
218

Pegasus Funds

--------------------------------------------------------------------------------

                                             Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
                                                                                                Ratio of
                                                                              Ratio of Net Expenses to Average
Conversion                                                         Ratio of    Investment      Net Assets
    to         Net Change  Net Asset                Net Assets    Expenses to  Income to         without
 Class A         in Net    Value, End   Total      End of Period    Average     Average       Fee Waivers/     Portfolio
  Shares       Asset Value of Period  Return(a)   (000's omitted) Net Assets   Net Assets  Reimbursed Expenses Turnover
----------     ----------- ---------- ---------   --------------- ----------- ------------ ------------------- ---------
    --            (0.32)     $14.63     8.33%        $103,917        1.25%        3.70%           1.41%         36.06%
    --            (0.39)     $14.95    13.10%        $ 90,835        1.24%        3.74%           1.33%        102.37%
    --             0.80      $15.34    10.11%        $ 69,301        1.18%        3.64%           1.33%         63.41%
    --             2.41      $14.54    26.40%        $ 51,997        1.17%        4.88%           1.54%          8.23%
    --            (0.98)     $12.13    (1.92%)       $ 44,367        0.63%        5.77%           1.67%         28.69%
    --            (0.32)     $14.65     7.55%        $ 26,301        2.00%        2.95%           2.16%         36.06%
    --            (0.39)     $14.97    12.29%        $ 13,378        1.99%        2.99%           2.08%        102.37%
    --             0.80      $15.36     9.26%        $  5,736        1.93%        2.89%           2.07%         63.41%
    --             2.14      $14.56    21.42%++      $  2,175        1.92%+       3.89%+          2.12%+         8.23%++
  (12.10)(/1/)    (0.95)         --    (3.13%)             --        1.21%+       4.10%+          2.17%+        28.69%++
    --            (0.31)     $14.69     8.62%        $ 15,140        1.00%        3.95%           1.16%         36.06%
    --            (0.38)     $15.00    13.34%        $ 10,309        0.99%        3.99%           1.08%        102.37%
    --             0.81      $15.38    10.43%        $  1,501        0.93%        3.89%           1.19%         63.41%
    --             2.15      $14.57    22.55%++      $  1,294        0.77%+       5.12%+          1.22%+         8.23%++
------------------------------------------------------------------------------------------------------------------------
    --            (0.50)     $11.42     8.44%        $169,138        1.25%        2.73%           1.41%         46.22%
    --             0.29      $11.92    15.28%        $141,804        1.24%        2.71%           1.32%        116.87%
    --             0.39      $11.63    12.99%        $ 26,775        1.09%        3.13%           1.16%         50.50%
    --             1.71      $11.24    23.18%        $  9,986        0.91%        3.40%           1.09%         31.76%
    --            (0.47)     $ 9.53    (1.95%)       $  8,168        0.85%        3.41%           1.56%         37.49%
    --            (0.39)     $12.88     7.66%        $ 18,622        2.00%        1.98%           2.16%         46.22%
    --             0.46      $13.27    14.59%        $ 10,026        1.99%        1.96%           2.07%        116.87%
    --             0.65      $12.81     7.30%++      $  1,890        1.96%+       1.35%+          2.03%+        50.50%++
    --            (0.51)     $11.40     8.66%        $ 88,345        1.00%        2.98%           1.16%         46.22%
    --             0.32      $11.91    15.79%        $102,042        0.99%        2.96%           1.07%        116.87%
    --             0.35      $11.59    13.04%        $101,596        0.94%        3.28%           1.01%         50.50%
    --             1.71      $11.24    23.18%        $ 83,638        0.91%        3.40%           1.09%         31.76%
    --            (0.47)     $ 9.53    (1.95%)       $ 45,999        0.85%        3.41%           1.56%         37.49%
------------------------------------------------------------------------------------------------------------------------
    --             0.18      $11.69     8.28%        $ 15,267        1.25%        1.84%           1.86%         32.30%
    --             1.43      $11.51    17.75%        $  5,725        1.24%        1.69%           2.29%         39.35%
    --             0.08      $10.08     0.80%++      $     75        1.20%+      (0.45%)+         (3.50%)+       0.00%
    --             0.16      $11.51     7.55%        $ 12,611        2.00%        1.09%           2.61%         32.30%
    --             1.36      $11.35    16.69%        $  5,936        1.99%        0.94%           3.04%         39.35%
    --            (0.01)     $ 9.99    (0.10%)++     $     17        1.95%+      (1.20%)+         (4.25%)+       0.00%
    --             0.17      $11.74     8.45%        $  1,228        1.00%        2.09%           1.61%         32.30%
    --             1.44      $11.57    17.87%        $  1,430        0.99%        1.94%           2.04%         39.35%
    --             0.13      $10.13     1.30%++      $    594        0.95%+       0.20%+          (3.25%)+        0.00%
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                Investment Operations                                     Less Distributions
                  ----------------------------------------------------------------------------------------------------------------
                                                           Total
                  Net Asset                                Income              In Excess           In Excess
                   Value,        Net       Net Realized     from     From Net    of Net   From Net  of Net   Return
                  Beginning  Investment   and Unrealized Investment Investment Investment Realized Realized    of        Total
                  of Period Income (Loss)  Gain (Loss)   Operations   Income     Income     Gain     Gain    Capital Distributions
                  --------- ------------- -------------- ---------- ---------- ---------- -------- --------- ------- -------------
EQUITY INCOME
 Class A Shares
For the year
 ended December
 31, 1998          $13.06        0.36         (0.35)       $ 0.01     (0.34)       --      (0.82)     --       --       $(1.16)
 December 31,
  1997             $13.29        0.41          2.37        $ 2.78     (0.41)       --      (2.60)     --       --       $(3.01)
 December 31,
  1996             $12.22        0.39          1.90        $ 2.29     (0.38)       --      (0.84)     --       --       $(1.22)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.36          2.57        $ 2.93     (0.36)     (0.01)    (0.34)     --       --       $(0.71)
 Class B Shares
For the year
 ended December
 31, 1998          $13.05        0.27         (0.33)       $(0.06)    (0.26)       --      (0.82)     --       --       $(1.08)
 December 31,
  1997             $13.28        0.29          2.39        $ 2.68     (0.31)       --      (2.60)     --       --       $(2.91)
 December 31,
  1996             $12.22        0.30          1.88        $ 2.18     (0.28)       --      (0.84)     --       --       $(1.12)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.29          2.56        $ 2.85     (0.29)       --      (0.34)     --       --       $(0.63)
 Class I Shares
For the year
 ended December
 31, 1998          $13.02        0.39         (0.34)       $ 0.05     (0.38)       --      (0.82)     --       --       $(1.20)
 December 31,
  1997             $13.25        0.44          2.38        $ 2.82     (0.45)       --      (2.60)     --       --       $(3.05)
 December 31,
  1996             $12.21        0.45          1.87        $ 2.32     (0.44)       --      (0.84)     --       --       $(1.28)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.42          2.55        $ 2.97     (0.42)       --      (0.34)     --       --       $(0.76)
----------------------------------------------------------------------------------------------------------------------------------
GROWTH
 Class A Shares
For the year
 ended December
 31, 1998          $15.07       (0.06)         5.50        $ 5.44        --        --      (1.33)     --       --       $(1.33)
 December 31,
  1997             $12.64       (0.01)         3.40        $ 3.39        --        --      (0.96)     --       --       $(0.96)
 December 31,
  1996             $11.97        0.05          1.04        $ 1.09     (0.06)       --      (0.36)     --       --       $(0.42)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.11          2.86        $ 2.97     (0.11)       --      (0.89)     --       --       $(1.00)
 Class B Shares
For the year
 ended December
 31, 1998          $14.86       (0.14)         5.35        $ 5.21        --        --      (1.33)     --       --       $(1.33)
 December 31,
  1997             $12.56       (0.06)         3.32        $ 3.26        --        --      (0.96)     --       --       $(0.96)
 December 31,
  1996             $11.95       (0.02)         0.99        $ 0.97        --        --      (0.36)     --       --       $(0.36)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.06          2.84        $ 2.90     (0.06)       --      (0.89)     --       --       $(0.95)
 Class I Shares
For the year
 ended December
 31, 1998          $15.08       (0.02)         5.50        $ 5.48        --        --      (1.33)     --       --       $(1.33)
 December 31,
  1997             $12.63        0.02          3.41        $ 3.43     (0.02)       --      (0.96)     --       --       $(0.98)
 December 31,
  1996             $11.97        0.09          1.02        $ 1.11     (0.09)       --      (0.36)     --       --       $(0.45)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.15          2.86        $ 3.01     (0.15)       --      (0.89)     --       --       $(1.04)
----------------------------------------------------------------------------------------------------------------------------------
MID-CAP OPPORTU-
 NITY
 Class A Shares
For the year
 ended December
 31, 1998          $20.89       (0.07)         0.92        $ 0.85        --        --      (1.39)     --       --       $(1.39)
 December 31,
  1997             $17.61       (0.03)         4.87        $ 4.84        --        --      (1.56)     --       --       $(1.56)
 December 31,
  1996             $15.15        0.02          3.74        $ 3.76     (0.02)       --      (1.28)     --       --       $(1.30)
 December 31,
  1995             $13.34        0.06          2.57        $ 2.63     (0.06)       --      (0.76)     --       --       $(0.82)
 December 31,
  1994             $14.49        0.07         (0.54)       $(0.47)    (0.07)       --      (0.49)    (0.02)   (0.10)    $(0.68)
 Class B Shares
For the year
 ended December
 31, 1998          $10.58       (0.09)         0.45        $ 0.36        --        --      (1.39)     --       --       $(1.39)
 December 31,
  1997             $ 9.57       (0.03)         2.60        $ 2.57        --        --      (1.56)     --       --       $(1.56)
For the period
 ended
 12/31/96(/7/)     $10.00          --          0.79        $ 0.79     (0.01)       --      (1.21)     --       --       $(1.22)
 Class I Shares
For the year
 ended December
 31, 1998          $20.93       (0.01)         0.93        $ 0.92        --        --      (1.39)     --       --       $(1.39)
 December 31,
  1997             $17.61        0.01          4.88        $ 4.89     (0.01)       --      (1.56)     --       --       $(1.57)
 December 31,
  1996             $15.15        0.04          3.74        $ 3.78     (0.04)       --      (1.28)     --       --       $(1.32)
 December 31,
  1995             $13.34        0.06          2.57        $ 2.63     (0.06)       --      (0.76)     --       --       $(0.82)
 December 31,
  1994             $14.49        0.07         (0.54)       $(0.47)    (0.07)       --      (0.49)    (0.02)   (0.10)    $(0.68)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
220

Pegasus Funds

--------------------------------------------------------------------------------

                                       Ratios/Supplemental Data
--------------------------------------------------------------------------------------------------------------
                                                                                 Ratio of
                                                               Ratio of Net Expenses to Average
                                                    Ratio of    Investment      Net Assets
Net Change   Net Asset               Net Assets    Expenses to  Income to         without
  in Net     Value, End   Total     End of Period    Average     Average       Fee Waivers/     Portfolio
Asset Value  of Period  Return(a)  (000's omitted) Net Assets   Net Assets  Reimbursed Expenses Turnover
-----------  ---------- ---------  --------------- ----------- ------------ ------------------- ---------


   (1.15)      $11.91    (0.05%)      $ 12,689        0.96%        2.90%            --            41.91%
   (0.23)      $13.06    21.57%       $ 12,583        0.95%        2.90%            --            41.31%
    1.07       $13.29    19.29%       $ 12,956        0.91%        3.29%           0.95%          61.41%
    2.22       $12.22    29.78%++     $  2,873        1.11%+       3.33%+          1.44%+         44.07%++

   (1.14)      $11.91    (0.69%)      $  3,413        1.71%        2.15%            --            41.91%
   (0.23)      $13.05    20.73%       $  3,157        1.70%        2.15%            --            41.31%
    1.06       $13.28    18.28%       $  1,885        1.66%        2.54%           1.81%          61.41%
    2.22       $12.22    28.97%++     $    593        1.90%+       2.65%+          2.65%+         44.07%++

   (1.15)      $11.87     0.24%       $555,237        0.71%        3.15%            --            41.91%
   (0.23)      $13.02    21.95%       $304,260        0.70%        3.15%            --            41.31%
    1.04       $13.25    19.58%       $314,649        0.66%        3.54%           0.74%          61.41%
    2.21       $12.21    30.27%++     $283,927        0.65%+       4.08%+          0.77%+         44.07%++
--------------------------------------------------------------------------------------------------------------


    4.11       $19.18    37.92%       $126,998        1.08%       (0.41%)           --            39.22%
    2.43       $15.07    26.76%       $ 62,562        1.04%       (0.08%)           --            22.89%
    0.67       $12.64    20.10%       $ 23,273        1.04%        0.43%           1.07%          61.95%
    1.97       $11.97    29.98%++     $  4,329        1.21%+       0.86%+          1.39%+        106.02%++

    3.88       $18.74    36.84%       $  5,978        1.83%       (1.16%)           --            39.22%
    2.30       $14.86    25.90%       $  2,161        1.79%       (0.83%)           --            22.89%
    0.61       $12.56    19.04%       $  1,094        1.79%       (0.32%)          1.89%          61.95%
    1.95       $11.95    29.15%++     $    268        2.04%+       0.02%+          2.60%+        106.02%++

    4.15       $19.23    38.18%       $865,065        0.83%       (0.16%)           --            39.22%
    2.45       $15.08    27.10%       $578,490        0.79%        0.17%            --            22.89%
    0.66       $12.63    20.36%       $533,406        0.79%        0.68%           0.85%          61.95%
    1.97       $11.97    30.38%++     $293,944        0.80%+       1.46%+          0.92%+        106.02%++
--------------------------------------------------------------------------------------------------------------


   (0.54)      $20.35     4.30%       $278,279        1.15%       (0.33%)           --            26.89%
    3.28       $20.89    27.56%       $234,020        1.09%       (0.20%)           --            37.54%(/23/)
    2.46       $17.61    24.91%       $ 91,516        0.93%        0.12%            --            34.87%
    1.81       $15.15    19.88%       $ 71,858        0.89%        0.37%            --            53.55%
   (1.15)      $13.34    (3.27%)      $ 64,326        0.90%        0.53%            --            37.51%

   (1.03)      $ 9.55     3.79%       $  7,108        1.90%       (1.08%)           --            26.89%
    1.01       $10.58    27.10%       $  3,965        1.84%       (0.95%)           --            37.54%(/23/)
   (0.43)      $ 9.57     7.94%++     $    154        1.81%+      (0.59%)+          --            34.87%

   (0.47)      $20.46     4.61%       $987,256        0.90%       (0.08%)           --            26.89%
    3.32       $20.93    27.91%       $803,670        0.84%        0.05%            --            37.54%(/23/)
    2.46       $17.61    25.03%       $677,608        0.81%        0.24%            --            34.87%
    1.81       $15.15    19.88%       $579,094        0.89%        0.37%            --            53.55%
   (1.15)      $13.34    (3.27%)      $460,673        0.90%        0.53%            --            37.51%
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                Investment Operations                                     Less Distributions
                  ----------------------------------------------------------------------------------------------------------------
                                                           Total
                  Net Asset                                Income              In Excess           In Excess
                   Value,        Net       Net Realized     from     From Net    of Net   From Net  of Net   Return
                  Beginning  Investment   and Unrealized Investment Investment Investment Realized Realized    of        Total
                  of Period Income (Loss)  Gain (Loss)   Operations   Income     Income     Gain     Gains   Capital Distributions
                  --------- ------------- -------------- ---------- ---------- ---------- -------- --------- ------- -------------
SMALL CAP OPPOR-
 TUNITY
 Class A Shares
For the year
 ended December
 31, 1998          $16.03       (0.10)        (0.59)       $(0.69)      --         --      (0.46)    (0.07)    --       $(0.53)
 December 31,
  1997             $13.70       (0.06)         4.16        $ 4.10       --         --      (1.77)     --       --       $(1.77)
 December 31,
  1996             $12.20       (0.02)         3.02        $ 3.00       --         --      (1.50)     --       --       $(1.50)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.02          2.45        $ 2.47     (0.02)       --      (0.25)     --       --       $(0.27)
 Class B Shares
For the year
 ended December
 31, 1998          $15.74       (0.17)        (0.63)       $(0.80)      --         --      (0.46)    (0.07)    --       $(0.53)
 December 31,
  1997             $13.58       (0.07)         4.00        $ 3.93       --         --      (1.77)     --       --       $(1.77)
 December 31,
  1996             $12.12       (0.04)         3.00        $ 2.96       --         --      (1.50)     --       --       $(1.50)
For the period
 ended
 12/31/1995(/6/)   $10.00       (0.03)         2.40        $ 2.37       --         --      (0.25)     --       --       $(0.25)
 Class I Shares
For the year
 ended December
 31, 1998          $16.22       (0.07)        (0.60)       $(0.67)      --         --      (0.46)    (0.07)    --       $(0.53)
 December 31,
  1997             $13.80       (0.05)         4.24        $ 4.19       --         --      (1.77)     --       --       $(1.77)
 December 31,
  1996             $12.19       (0.01)         3.13        $ 3.12       --       (0.01)    (1.50)     --       --       $(1.51)
For the period
 ended
 12/31/1995(/6/)   $10.00        0.06          2.44        $ 2.50     (0.06)       --      (0.25)     --       --       $(0.31)
----------------------------------------------------------------------------------------------------------------------------------
INTRINSIC VALUE
 Class A Shares
For the year
 ended December
 31, 1998          $15.66        0.25         (0.79)       $(0.54)    (0.27)       --      (1.07)     --       --       $(1.34)
 December 31,
  1997             $13.70        0.23          3.17        $ 3.40     (0.24)       --      (1.20)     --       --       $(1.44)
 December 31,
  1996             $11.89        0.28          2.50        $ 2.78     (0.28)       --      (0.69)     --       --       $(0.97)
 December 31,
  1995             $10.48        0.29          2.24        $ 2.53     (0.30)       --      (0.82)     --       --       $(1.12)
 December 31,
  1994             $11.05        0.31         (0.38)       $(0.07)    (0.30)       --      (0.20)     --       --       $(0.50)
 Class B Shares
For the year
 ended December
 31, 1998          $11.23        0.11         (0.58)       $(0.47)    (0.21)       --      (1.07)     --       --       $(1.28)
 December 31,
  1997             $10.18        0.25          2.19        $ 2.44     (0.19)       --      (1.20)     --       --       $(1.39)
For the period
 ended
 12/31/1996(/7/)   $10.00        0.04          0.79        $ 0.83     (0.06)       --      (0.59)     --       --       $(0.65)
 Class I Shares
For the year
 ended December
 31, 1998          $15.67        0.31         (0.81)       $(0.50)    (0.31)       --      (1.07)     --       --       $(1.38)
 December 31,
  1997             $13.71        0.28          3.15        $ 3.43     (0.27)       --      (1.20)     --       --       $(1.47)
 December 31,
  1996             $11.89        0.29          2.51        $ 2.80     (0.29)       --      (0.69)     --       --       $(0.98)
 December 31,
  1995             $10.48        0.29          2.24        $ 2.53     (0.30)       --      (0.82)     --       --       $(1.12)
 December 31,
  1994             $11.05        0.31         (0.38)       $(0.07)    (0.30)       --      (0.20)     --       --       $(0.50)
----------------------------------------------------------------------------------------------------------------------------------
GROWTH and VALUE
 Class A Shares
For the year
 ended December
 31, 1998          $16.38        0.08          1.99        $ 2.07     (0.08)       --      (1.63)     --       --       $(1.71)
 December 31,
  1997             $14.12        0.10          3.78        $ 3.88     (0.11)       --      (1.51)     --       --       $(1.62)
 December 31,
  1996             $13.16        0.16          2.37        $ 2.53     (0.16)       --      (1.41)     --       --       $(1.57)
 December 31,
  1995             $10.67        0.21          2.76        $ 2.97     (0.22)       --      (0.26)     --       --       $(0.48)
 December 31,
  1994             $11.16        0.23         (0.17)       $ 0.06     (0.21)       --      (0.30)    (0.01)   (0.03)    $(0.55)
 Class B Shares
For the year
 ended December
 31, 1998          $10.19        0.01          1.17        $ 1.18     (0.03)       --      (1.63)     --       --       $(1.66)
 December 31,
  1997             $ 9.32        0.07          2.38        $ 2.45     (0.07)       --      (1.51)     --       --       $(1.58)
For the period
 ended
 12/31/1996(/7/)   $10.00        0.01          0.62        $ 0.63     (0.03)       --      (1.28)     --       --       $(1.31)
 Class I Shares
For the year
 ended December
 31, 1998          $16.39        0.12          1.99        $ 2.11     (0.12)       --      (1.63)     --       --       $(1.75)
 December 31,
  1997             $14.12        0.14          3.79        $ 3.93     (0.15)       --      (1.51)     --       --       $(1.66)
 December 31,
  1996             $13.16        0.18          2.36        $ 2.54     (0.17)       --      (1.41)     --       --       $(1.58)
 December 31,
  1995             $10.67        0.21          2.76        $ 2.97     (0.22)       --      (0.26)     --       --       $(0.48)
 December 31,
  1994             $11.16        0.23         (0.17)       $ 0.06     (0.21)       --      (0.30)    (0.01)   (0.03)    $(0.55)
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
222

Pegasus Funds

--------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
                                                                                 Ratio of
                                                               Ratio of Net Expenses to Average
                                                    Ratio of    Investment      Net Assets
Net Change   Net Asset               Net Assets    Expenses to  Income to         without
  in Net     Value, End   Total     End of Period    Average     Average       Fee Waivers/      Portfolio
Asset Value  of Period  Return(a)  (000's omitted) Net Assets   Net Assets  Reimbursed Expenses   Turnover
-----------  ---------- ---------  --------------- ----------- ------------ -------------------  ---------


   (1.22)      $14.81    (4.29%)     $   32,217       1.19%       (0.73%)           --          42.39%
    2.33       $16.03    30.16%      $   21,836       1.18%       (0.68%)           --          58.29%
    1.50       $13.70    24.59%      $    6,697       1.13%       (0.29%)          1.24%        93.82%
    2.20       $12.20    24.80%++    $      672       1.25%+       0.19%+          2.56%+       38.89%++

   (1.33)      $14.41    (5.11%)     $    4,014       1.94%       (1.48%)           --          42.39%
    2.16       $15.74    29.17%      $    1,799       1.93%       (1.43%)           --          58.29%
    1.46       $13.58    24.42%      $      110       1.88%       (1.04%)          3.04%        93.82%
    2.12       $12.12    23.76%++    $       15       2.00%+      (0.51%)+         9.52%+       38.89%++

   (1.20)      $15.02    (4.11%)     $  276,754       0.94%       (0.48%)           --          42.39%
    2.42       $16.22    30.60%      $  217,908       0.93%       (0.43%)           --          58.29%
    1.61       $13.80    25.63%      $  125,840       0.88%       (0.04%)          1.02%        93.82%
    2.19       $12.19    25.08%++    $   92,926       0.85%+       0.59%+          1.09%+       38.89%++
------------------------------------------------------------------------------------------------------------


   (1.88)      $13.78    (3.55%)     $  117,667       1.09%        1.74%            --          34.25%
    1.96       $15.66    25.03%      $   82,791       1.06%        1.64%            --          35.93%(/23/)
    1.81       $13.70    23.79%      $   22,370       0.94%        2.16%            --          34.24%
    1.41       $11.89    24.38%      $   17,858       0.91%        2.49%            --          45.55%
   (0.57)      $10.48    (0.60%)     $   15,730       0.91%        2.92%            --          58.62%

   (1.75)      $ 9.48    (4.32%)     $    4,806       1.84%        0.99%            --          34.25%
    1.05       $11.23    24.24%      $    3,302       1.81%        0.89%            --          35.93%(/23/)
    0.18       $10.18     8.31%++    $      182       1.81%+       0.25%+           --          34.24%+

   (1.88)      $13.79    (3.29%)     $  458,208       0.84%        1.99%            --          34.25%
    1.96       $15.67    25.25%      $  539,948       0.81%        1.89%            --          35.93%(/23/)
    1.82       $13.71    23.99%      $  357,360       0.83%        2.27%            --          34.24%
    1.41       $11.89    24.38%      $  238,027       0.91%        2.49%            --          45.55%
   (0.57)      $10.48    (0.60%)     $  204,298       0.91%        2.92%            --          58.62%
------------------------------------------------------------------------------------------------------------


    0.36       $16.74    13.15%      $  268,582       1.11%        0.48%           1.11%        48.12%
    2.26       $16.38    27.80%      $  162,393       1.09%        0.67%           1.10%        30.98%
    0.96       $14.12    19.24%      $   59,027       0.91%        1.17%            --          43.21%
    2.49       $13.16    28.04%      $   49,872       0.84%        1.73%            --          26.80%
   (0.49)      $10.67     0.55%      $   42,274       0.84%        2.07%            --          28.04%

   (0.48)      $ 9.71    12.33%      $   11,213       1.86%       (0.27%)          1.86%        48.12%
    0.87       $10.19    26.90%      $    5,107       1.84%       (0.08%)          1.85%        30.98%
   (0.68)      $ 9.32     6.10%++    $      183       1.80%+       0.25%+           --          43.21%+

    0.36       $16.75    13.40%      $1,226,389       0.86%        0.73%           0.86%        48.12%
    2.27       $16.39    28.15%      $  895,567       0.84%        0.92%           0.85%        30.98%
    0.96       $14.12    19.35%      $  733,632       0.80%        1.28%            --          43.21%
    2.49       $13.16    28.04%      $  687,295       0.84%        1.73%            --          26.80%
   (0.49)      $10.67     0.55%      $  529,097       0.84%        2.07%            --          28.04%
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                Investment Operations                                   Less Distributions
                  ------------------------------------------------------------------------------------------------------------
                                                           Total
                  Net Asset                                Income              In Excess           In Excess
                   Value,        Net       Net Realized     from     From Net    of Net   From Net  of Net
                  Beginning  Investement  and Unrealized Investment Investment Investment Realized Realized      Total
                  of Period Income (Loss)  Gain (Loss)   Operations   Income     Income     Gain     Gains   Distributions
                  --------- ------------- -------------- ---------- ---------- ---------- -------- --------- -------------
EQUITY INDEX
 Class A Shares
For the year
 ended December
 31, 1998          $21.36        0.20          5.67        $5.87      (0.19)       --      (1.59)    (0.06)     $(1.84)
 December 31,
  1997             $16.75        0.26          5.19        $5.45      (0.26)       --      (0.58)     --        $(0.84)
 December 31,
  1996             $14.15        0.30          2.85        $3.15      (0.29)       --      (0.26)     --        $(0.55)
 December 31,
  1995             $10.65        0.30          3.65        $3.95      (0.31)       --      (0.14)     --        $(0.45)
 December 31,
  1994             $11.15        0.31         (0.20)       $0.11      (0.30)       --      (0.23)    (0.08)     $(0.61)
 Class B Shares
For the year
 ended December
 31, 1998          $13.01        0.12          3.31        $3.43      (0.12)       --      (1.59)    (0.06)     $(1.77)
 December 31,
  1997             $10.50        0.15          3.15        $3.30      (0.21)       --      (0.58)     --        $(0.79)
For the period
 ended
 12/31/1996(/7/)   $10.00        0.05          0.76        $0.81      (0.06)       --      (0.25)     --        $(0.31)
 Class I Shares
For the year
 ended December
 31, 1998          $21.37        0.27          5.66        $5.93      (0.25)       --      (1.59)    (0.06)     $(1.90)
 December 31,
  1997             $16.75        0.30          5.20        $5.50      (0.30)       --      (0.58)     --        $(0.88)
 December 31,
  1996             $14.15        0.31          2.85        $3.16      (0.30)       --      (0.26)     --        $(0.56)
 December 31,
  1995             $10.65        0.30          3.65        $3.95      (0.31)       --      (0.14)     --        $(0.45)
 December 31,
  1994             $11.15        0.31         (0.20)       $0.11      (0.30)       --      (0.23)    (0.08)     $(0.61)
------------------------------------------------------------------------------------------------------------------------------
MARKET EXPANSION
 INDEX
 Class A Shares
For the period
 ended December
 31, 1998(/8/)     $10.00          --          0.95        $0.95      (0.01)       --      (0.41)     --        $(0.42)
 Class B Shares
For the period
 ended December
 31, 1998(/8/)     $10.00       (0.02)         0.92        $0.90         --        --      (0.41)     --        $(0.41)
 Class I Shares
For the period
 ended December
 31, 1998(/8/)     $10.00        0.03          0.93        $0.96      (0.03)       --      (0.41)     --        $(0.44)
------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL
 EQUITY
 Class A Shares
For the year
 ended December
 31, 1998          $12.11        0.11          1.84        $1.95      (0.13)     (0.04)      --       --        $(0.17)
 December 31,
  1997             $11.77        0.07          0.36        $0.43      (0.09)       --        --       --        $(0.09)
 December 31,
  1996             $11.05        0.10          0.72        $0.82      (0.10)       --        --       --        $(0.10)
 December 31,
  1995             $10.01        0.10          1.05        $1.15      (0.11)       --        --       --        $(0.11)
 Class B Shares
For the year
 ended December
 31, 1998          $11.37        0.01          1.74        $1.75      (0.08)     (0.03)      --       --        $(0.11)
 December 31,
  1997             $11.08        0.01          0.34        $0.35      (0.06)       --        --       --        $(0.06)
For the period
 ended
 12/31/1996(/4/)   $10.84        0.04          0.24        $0.28      (0.04)       --        --       --        $(0.04)
 Class I Shares
For the year
 ended December
 31, 1998          $12.14        0.14          1.85        $1.99      (0.15)     (0.05)      --       --        $(0.20)
 December 31,
  1997             $11.79        0.10          0.37        $0.47      (0.12)       --        --       --        $(0.12)
 December 31,
  1996             $11.05        0.11          0.74        $0.85      (0.11)       --        --       --        $(0.11)
 December 31,
  1995             $10.01        0.10          1.05        $1.15      (0.11)       --        --       --        $(0.11)
For the period
 ended
 12/31/1994(/9/)   $10.00        0.01           --         $0.01        --         --        --       --        $  --
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
224

Pegasus Funds

--------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------
                                                                                 Ratio of
                                                               Ratio of Net Expenses to Average
                                                    Ratio of    Investment      Net Assets
Net change   Net Asset               Net Assets    Expenses to  Income to         without
  in Net     Value, End   Total     End of Period    Average     Average       Fee Waivers/      Portfolio
Asset Value  of Period  Return(a)  (000's omitted) Net Assets   Net Assets  Reimbursed Expenses   Turnover
-----------  ---------- ---------  --------------- ----------- ------------ -------------------  ---------


    4.03       $25.39    27.92%       $321,635        0.65%        0.85%           0.65%        17.31%
    4.61       $21.36    32.69%       $193,663        0.57%        1.20%            --          12.80%(/23/)
    2.60       $16.75    22.49%       $ 35,336        0.37%        1.89%            --          12.25%
    3.50       $14.15    37.35%       $  4,007        0.15%        2.39%            --          10.66%
   (0.50)      $10.65     1.02%       $  1,197        0.17%        2.71%            --          24.15%

    1.66       $14.67    27.07%       $  5,219        1.40%        0.10%           1.40%        17.31%
    2.51       $13.01    31.71%       $  1,515        1.32%        0.45%            --          12.80%(/23/)
    0.50       $10.50     8.09%+      $    113        1.29%+       0.57%+           --          12.25%+

    4.03       $25.40    28.25%       $700,339        0.40%        1.10%           0.40%        17.31%
    4.62       $21.37    32.97%       $639,868        0.32%        1.45%            --          12.80%(/23/)
    2.60       $16.75    22.58%       $834,368        0.21%        2.05%            --          12.25%
    3.50       $14.15    37.35%       $524,195        0.15%        2.39%            --          10.66%
   (0.50)      $10.65     1.02%       $339,611        0.17%        2.71%            --          24.15%
------------------------------------------------------------------------------------------------------------


    0.53       $10.53     9.30%++     $     30        0.77%+       0.47%+          1.24%+       20.18%

    0.49       $10.49     9.85%++     $      0(b)     1.87%+      (0.59%)+         2.14%+       20.18%

    0.52       $10.52     9.91%++     $ 27,483        0.56%+       0.75%+          1.12%+       20.18%
------------------------------------------------------------------------------------------------------------


    1.78       $13.89    16.12%       $ 44,232        1.34%        0.79%            --           8.50%
    0.34       $12.11     3.69%       $ 26,703        1.35%        0.80%            --           3.56%(/24/)
    0.72       $11.77     7.50%       $ 10,836        1.23%        0.88%            --           6.37%
    1.04       $11.05    11.47%       $    988        1.16%        1.43%           1.24%         2.09%

    1.64       $13.01    15.43%       $  2,545        2.09%        0.04%            --           8.50%
    0.29       $11.37     2.90%       $  1,763        2.10%        0.05%            --           3.56%(/24/)
    0.24       $11.08     2.62%++     $  1,131        2.05%+       0.75%+           --           6.37%+

    1.79       $13.93    16.43%       $569,522        1.09%        1.04%            --           8.50%
    0.35       $12.14     3.98%       $487,986        1.10%        1.05%            --           3.56%(/24/)
    0.74       $11.79     7.90%       $389,997        1.10%        1.01%            --           6.37%
    1.04       $11.05    11.47%       $106,300        1.16%        1.43%           1.24%         2.09%
    0.01       $10.01     1.26%+      $ 36,545        1.15%+       1.18%+          1.92%+        0.30%++
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                       Investment Operations                     Less Distributions
                           --------------------------------------------------------------------------------
                                                                 Total
                           Net Asset                             Income
                            Value,      Net      Net Realized     from     From Net  From Net
                           Beginning Investment and Unrealized Investment Investment Realized     Total
                           of Period   Income    Gain (Loss)   Operations   Income     Gain   Distributions
                           --------- ---------- -------------- ---------- ---------- -------- -------------
INTERMEDIATE BOND
 Class A Shares
For the year ended
 December 31, 1998          $10.47      0.61         0.14        $ 0.75     (0.61)      --       $(0.61)
 December 31, 1997          $10.29      0.62         0.18        $ 0.80     (0.62)      --       $(0.62)
 December 31, 1996          $10.37      0.64        (0.07)       $ 0.57     (0.65)      --       $(0.65)
 December 31, 1995          $ 9.21      0.59         1.16        $ 1.75     (0.59)      --       $(0.59)
 December 31, 1994          $10.41      0.56        (1.20)       $(0.64)    (0.55)    (0.01)     $(0.56)
 Class B Shares
For the year ended
 December 31, 1998          $10.38      0.47         0.18        $ 0.65     (0.53)      --       $(0.53)
 December 31, 1997          $10.20      0.55         0.17        $ 0.72     (0.54)      --       $(0.54)
 December 31, 1996(/7/)     $10.00      0.15         0.20        $ 0.35     (0.15)      --       $(0.15)
 Class I Shares
For the year ended
 December 31, 1998          $10.48      0.63         0.14        $ 0.77     (0.64)      --       $(0.64)
 December 31, 1997          $10.29      0.65         0.18        $ 0.83     (0.64)      --       $(0.64)
 December 31, 1996          $10.37      0.64        (0.07)       $ 0.57     (0.65)      --       $(0.65)
 December 31, 1995          $ 9.21      0.59         1.16        $ 1.75     (0.59)      --       $(0.59)
 December 31, 1994          $10.41      0.56        (1.20)       $(0.64)    (0.55)    (0.01)     $(0.56)
-----------------------------------------------------------------------------------------------------------
BOND
 Class A Shares
For the year ended
 December 31, 1998          $10.59      0.61         0.21        $ 0.82     (0.63)      --       $(0.63)
 December 31, 1997          $10.27      0.63         0.32        $ 0.95     (0.63)      --       $(0.63)
 December 31, 1996          $10.45      0.67        (0.18)       $ 0.49     (0.67)      --       $(0.67)
 December 31, 1995          $ 9.01      0.63         1.45        $ 2.08     (0.64)      --       $(0.64)
 December 31, 1994          $10.32      0.61        (1.31)       $(0.70)    (0.59)    (0.02)     $(0.61)
 Class B Shares
For the year ended
 December 31, 1998          $10.59      0.47         0.27        $ 0.74     (0.55)      --       $(0.55)
 December 31, 1997          $10.27      0.56         0.32        $ 0.88     (0.56)      --       $(0.56)
 December 31, 1996(/4/)     $10.00      0.21         0.27        $ 0.48     (0.21)      --       $(0.21)
 Class I Shares
For the year ended
 December 31, 1998          $10.59      0.65         0.19        $ 0.84     (0.65)      --       $(0.65)
 December 31, 1997          $10.27      0.66         0.32        $ 0.98     (0.66)      --       $(0.66)
 December 31, 1996          $10.45      0.68        (0.18)       $ 0.50     (0.68)      --       $(0.68)
 December 31, 1995          $ 9.01      0.63         1.45        $ 2.08     (0.64)      --       $(0.64)
 December 31, 1994          $10.32      0.61        (1.31)       $(0.70)    (0.59)    (0.02)     $(0.61)
-----------------------------------------------------------------------------------------------------------
SHORT BOND
 Class A Shares
For the year ended
 December 31, 1998          $10.15      0.51         0.10        $ 0.61     (0.52)    (0.02)     $(0.54)
 December 31, 1997          $10.11      0.53         0.06        $ 0.59     (0.54)    (0.01)     $(0.55)
 December 31, 1996          $10.23      0.55        (0.10)       $ 0.45     (0.55)    (0.02)     $(0.57)
 December 31, 1995          $ 9.84      0.58         0.39        $ 0.97     (0.58)      --       $(0.58)
 December 31, 1994(/10/)    $10.00      0.17        (0.16)       $ 0.01     (0.17)      --       $(0.17)
 Class B Shares
For the year ended
 December 31, 1998          $10.05      0.42         0.11        $ 0.53     (0.44)    (0.02)     $(0.46)
 December 31, 1997          $10.02      0.46         0.05        $ 0.51     (0.47)    (0.01)     $(0.48)
 December 31, 1996(/7/)     $10.00      0.12         0.04        $ 0.16     (0.12)    (0.02)     $(0.14)
 Class I Shares
For the year ended
 December 31, 1998          $10.15      0.54         0.09        $ 0.63     (0.55)    (0.02)     $(0.57)
 December 31, 1997          $10.11      0.56         0.06        $ 0.62     (0.57)    (0.01)     $(0.58)
 December 31, 1996          $10.23      0.55        (0.10)       $ 0.45     (0.55)    (0.02)     $(0.57)
 December 31, 1995          $ 9.84      0.58         0.39        $ 0.97     (0.58)      --       $(0.58)
 December 31, 1994(/10/)    $10.00      0.17        (0.16)       $ 0.01     (0.17)      --       $(0.17)
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
226

Pegasus Funds

--------------------------------------------------------------------------------

                                         Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------
                                                                                Ratio of
                                                              Ratio of Net Expenses to Average
                                                    Ratio of   Investment       Net Assets
Net Change   Net Asset               Net Assets     Expenses   Income to         without
  in Net     Value, End   Total     End of Period  to Average Average Net     Fee Waivers/     Portfolio
Asset Value  of Period  Return(a)  (000's omitted) Net Assets    Assets    Reimbursed Expenses Turnover
-----------  ---------- ---------  --------------- ---------- ------------ ------------------- ---------


    0.14       $10.61     7.37%      $   88,072      0.91%       5.77%              --           50.32%
    0.18       $10.47     8.04%      $   42,343      0.86%       6.01%              --           31.66%
   (0.08)      $10.29     5.65%      $   18,324      0.79%       6.17%              --           31.62%
    1.16       $10.37    19.48%      $   11,654      0.73%       5.98%              --           36.47%
   (1.20)      $ 9.21    (6.31%)     $   11,983      0.74%       5.73%              --           54.60%

    0.12       $10.50     6.44%      $      857      1.66%       5.02%              --           50.32%
    0.18       $10.38     7.32%      $      385      1.61%       5.26%              --           31.66%
    0.20       $10.20     3.50%++    $      122      1.60%+      1.52%+             --           31.62%+

    0.13       $10.61     7.62%      $  567,609      0.66%       6.02%              --           50.32%
    0.19       $10.48     8.37%      $  482,679      0.61%       6.26%              --           31.66%
   (0.08)      $10.29     5.78%      $  395,105      0.67%       6.29%              --           31.62%
    1.16       $10.37    19.48%      $  393,656      0.73%       5.98%              --           36.47%
   (1.20)      $ 9.21    (6.31%)     $  381,036      0.74%       5.73%              --           54.60%
-------------------------------------------------------------------------------------------------------------


    0.19       $10.78     7.92%      $  226,261      0.89%       5.85%              --           34.69%
    0.32       $10.59     9.65%      $  125,515      0.86%       6.16%              --           17.60%
   (0.18)      $10.27     4.98%      $   46,977      0.78%       6.59%              --           24.92%
    1.44       $10.45    23.75%      $   31,714      0.74%       6.39%              --           41.91%
   (1.31)      $ 9.01    (6.99%)     $   32,053      0.74%       6.36%              --           75.67%

    0.19       $10.78     7.16%      $    9,074      1.64%       5.10%              --           34.69%
    0.32       $10.59     8.91%      $    3,394      1.61%       5.41%              --           17.60%
    0.27       $10.27     4.81%++    $      280      1.59%+      3.01%+             --           24.92%+

    0.19       $10.78     8.17%      $1,277,246      0.64%       6.10%              --           34.69%
    0.32       $10.59     9.97%      $1,101,894      0.61%       6.41%              --           17.60%
   (0.18)      $10.27     5.08%      $  757,627      0.66%       6.71%              --           24.92%
    1.44       $10.45    23.75%      $  485,851      0.74%       6.39%              --           41.91%
   (1.31)      $ 9.01    (6.99%)     $  395,116      0.74%       6.36%              --           75.67%
-------------------------------------------------------------------------------------------------------------


    0.07       $10.22     6.10%      $   14,172      0.84%       5.04%            0.85%          48.53%
    0.04       $10.15     5.92%      $    4,738      0.82%       5.36%            0.83%          68.04%
   (0.12)      $10.11     4.45%      $    1,033      0.80%       5.35%            0.82%         109.58%
    0.39       $10.23    10.07%      $      766      0.75%       5.74%            0.81%          30.94%
   (0.16)      $ 9.84     0.21%+     $      308      0.75%+      5.92%+           0.93%+         10.20%++

    0.07       $10.12     5.35%      $      268      1.59%       4.27%            1.60%          48.53%
    0.03       $10.05     5.19%      $      541      1.57%       4.61%            1.58%          68.04%
    0.02       $10.02     2.04%++    $       56      1.57%+      1.47%+           1.59%+        109.58%+

    0.06       $10.21     6.34%      $  330,262      0.59%       5.28%            0.60%          48.53%
    0.04       $10.15     6.20%      $  234,972      0.57%       5.61%            0.58%          68.04%
   (0.12)      $10.11     4.56%      $  171,427      0.70%       5.45%            0.72%         109.58%
    0.39       $10.23    10.07%      $  162,571      0.75%       5.74%            0.81%          30.94%
   (0.16)      $ 9.84     0.21%+     $   63,931      0.75%+      5.92%+           0.93%+         10.20%++
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                    Investment Operations                     Less Distributions
                        -------------------------------------------------------------------------------

                                                              Total
                        Net Asset                             Income
                          Value      Net      Net Realized     from     From Net  From Net In Excess of
                        Beginning Investment and Unrealized Investment Investment Realized   Realized       Total
                        of Period   Income    Gain (Loss)   Operations   Income     Gain       Gain     Distributions
                        --------- ---------- -------------- ---------- ---------- -------- ------------ -------------
MULTI SECTOR BOND FUND
 Class A Shares
For the year ended De-
 cember 31, 1998         $ 8.00      0.44         0.14        $ 0.58     (0.44)    (0.05)       --         $(0.49)
 December 31, 1997       $ 7.84      0.48         0.17        $ 0.65     (0.47)    (0.02)       --         $(0.49)
 December 31, 1996       $ 8.18      0.41        (0.25)       $ 0.16     (0.40)    (0.10)       --         $(0.50)
For the period ended
 12/31/1995(/11/)        $ 7.68      0.44         0.72        $ 1.16     (0.44)    (0.22)       --         $(0.66)
 January 31, 1995        $ 8.25      0.52        (0.57)       $(0.05)    (0.52)      --         --         $(0.52)
For the period ended
 1/31/1994(/12/)         $ 8.36      0.47        (0.09)       $ 0.38     (0.47)    (0.02)       --         $(0.49)
 Class B Shares
For the year ended De-
 cember 31, 1998         $ 8.00      0.39         0.14        $ 0.53     (0.35)    (0.05)       --         $(0.40)
 December 31, 1997       $ 7.85      0.42         0.17        $ 0.59     (0.42)    (0.02)       --         $(0.44)
 December 31, 1996       $ 8.18      0.45        (0.23)       $ 0.22     (0.45)    (0.10)       --         $(0.55)
For the period ended
 12/31/1995(/13/)        $ 8.13      0.24         0.27        $ 0.51     (0.24)    (0.22)       --         $(0.46)
For the period ended
 12/02/1994(/14/)        $ 8.16      0.40        (0.55)       $(0.15)    (0.40)      --         --         $(0.40)
 Class I Shares
For the year ended De-
 cember 31, 1998         $ 8.01      0.47         0.14        $ 0.61     (0.47)    (0.05)       --         $(0.52)
 December 31, 1997       $ 7.85      0.50         0.17        $ 0.67     (0.49)    (0.02)       --         $(0.51)
 December 31, 1996       $ 8.18      0.46        (0.24)       $ 0.22     (0.45)    (0.10)       --         $(0.55)
For the period ended
 12/31/1995(/11/)        $ 7.68      0.47         0.72        $ 1.19     (0.47)    (0.22)       --         $(0.69)
 January 31, 1995        $ 8.25      0.52        (0.57)       $(0.05)    (0.52)       --        --         $(0.52)
For the period ended
 1/31/1994(/12/)         $ 8.36      0.47        (0.09)       $ 0.38     (0.47)    (0.02)       --         $(0.49)
---------------------------------------------------------------------------------------------------------------------
HIGH YIELD BOND FUND
 Class A Shares
For the year ended De-
 cember 31, 1998         $10.21      0.78        (0.51)       $ 0.27     (0.82)      --         --         $(0.82)
For the period ended
 12/31/1997(/15/)        $10.00      0.19         0.23        $ 0.42     (0.20)    (0.01)       --         $(0.21)
 Class B Shares
For the year ended De-
 cember 31, 1998         $10.20      0.72        (0.48)       $ 0.24     (0.76)      --         --         $(0.76)
For the period ended
 12/31/1997(/15/)        $10.00      0.15         0.25        $ 0.40     (0.19)    (0.01)       --         $(0.20)
 Class I Shares
For the year ended De-
 cember 31, 1998         $10.28      0.83        (0.52)       $ 0.31     (0.85)      --         --         $(0.85)
For the period ended
 12/31/1997(/15/)        $10.00      0.32         0.29        $ 0.61     (0.32)    (0.01)       --         $(0.33)
---------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND
 Class A Shares
For the year ended De-
 cember 31, 1998         $12.87      0.55         0.17        $ 0.72     (0.57)    (0.03)       --         $(0.60)
 December 31, 1997       $12.36      0.56         0.54        $ 1.10     (0.59)      --         --         $(0.59)
 December 31, 1996       $12.64      0.59        (0.18)       $ 0.41     (0.58)    (0.01)     (0.10)       $(0.69)
For the period ended
 12/31/1995(/16/)        $12.06      0.48         0.82        $ 1.30     (0.48)    (0.24)       --         $(0.72)
 02/28/95                $12.13      0.60        (0.07)       $ 0.53     (0.60)      --         --         $(0.60)
 02/28/94                $13.25      0.63        (0.15)       $ 0.48     (0.63)    (0.96)     (0.01)       $(1.60)
 Class B Shares
For the year ended De-
 cember 31, 1998         $12.86      0.45         0.18        $ 0.63     (0.47)    (0.03)       --         $(0.50)
 December 31, 1997       $12.36      0.46         0.54        $ 1.00     (0.50)      --         --         $(0.50)
 December 31, 1996       $12.65      0.52        (0.21)       $ 0.31     (0.49)    (0.01)     (0.10)       $(0.60)
For the period ended
 12/31/95(/17/)          $12.17      0.34         0.72        $ 1.06     (0.34)    (0.24)       --         $(0.58)
For the period ended
 12/2/94(/18/)           $12.14      0.41        (0.70)       $(0.29)    (0.41)      --         --         $(0.41)
For the period ended
 2/28/94(/19/)           $12.37      0.03        (0.23)       $(0.20)    (0.03)      --         --         $(0.03)
 Class I Shares
For the year ended De-
 cember 31, 1998         $12.86      0.60         0.16        $ 0.76     (0.61)    (0.03)       --         $(0.64)
 December 31, 1997       $12.36      0.61         0.51        $ 1.12     (0.62)      --         --         $(0.62)
 December 31, 1996       $12.63      0.65        (0.20)       $ 0.45     (0.61)    (0.01)     (0.10)       $(0.72)
For the period ended
 12/31/95(/16/)          $12.06      0.52         0.81        $ 1.33     (0.52)    (0.24)       --         $(0.76)
For the period ended
 2/28/95(/20/)           $12.06      0.05          --         $ 0.05     (0.05)      --         --         $(0.05)
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
228

Pegasus Funds

--------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                                                                                               Ratio of
                                                                             Ratio of Net Expenses to Average
Conversion                                                         Ratio of   Investment       Net Assets
    to          Net Change  Net Asset               Net Assets     Expenses   Income to         without
 Class A          in Net    Value, End   Total     End of Period  to Average Average Net     Fee Waivers/     Portfolio
  Shares        Asset Value of Period  Return(a)  (000's omitted) Net Assets    Assets    Reimbursed Expenses Turnover
----------      ----------- ---------- ---------  --------------- ---------- ------------ ------------------- ---------
    --              0.09    $ 8.09       7.44%       $ 15,785       0.90%       5.57%             --            41.69%
    --              0.16    $ 8.00       8.58%       $  7,832       0.87%       5.83%             --            38.70%
    --             (0.34)   $ 7.84       2.75%       $  8,798       0.84%       5.75%            0.90%         103.93%
    --              0.50    $ 8.18      15.55%++     $  6,095       0.94%+      5.72%+           1.15%+        173.26%++
    --             (0.57)   $ 7.68      (0.45%)      $     69       0.04%       6.70%            2.78%          71.65%
    --             (0.11)   $ 8.25       5.16%++     $     65         --        5.96%+           3.67%+         26.54%++
    --              0.13    $ 8.13       6.74%       $    638       1.65%       4.80%             --            41.69%
    --              0.15    $ 8.00       7.75%       $    533       1.62%       5.08%             --            38.70%
    --             (0.33)   $ 7.85       2.09%       $    502       1.58%       5.01%            1.67%         103.93%
    --              0.05    $ 8.18       6.41%++     $    259       1.60%+      5.00%+           1.78%+        173.26%++
  (7.61)(/25/)     (0.55)   $   --      (1.82%)++          --         --        6.48%+           2.58%+         71.65%++
    --              0.09    $ 8.10       7.82%       $385,672       0.65%       5.79%             --            41.69%
    --              0.16    $ 8.01       8.86%       $ 94,544       0.62%       6.08%             --            38.70%
    --             (0.33)   $ 7.85       3.14%       $187,112       0.57%       6.02%            0.66%         103.93%
    --              0.50    $ 8.18      15.90%++     $191,930       0.55%+      6.34%+           0.67%+        173.26%++
    --             (0.57)   $ 7.68      (0.48%)      $  7,101       0.04%       6.70%            2.78%          71.65%
    --             (0.11)   $ 8.25       5.16%++     $  5,128         --        6.21%+           2.64%+         26.54%++
------------------------------------------------------------------------------------------------------------------------
    --             (0.55)   $ 9.66       2.72%+      $  2,188       1.16%+      8.20%+           1.32%+         27.52%
    --              0.21    $10.21       8.31%+      $    570       1.22%+      7.42%+           1.43%+         11.17%
    --             (0.52)   $ 9.68       2.34%       $    356       1.91%       7.45%            2.07%          27.52%
    --              0.20    $10.20       7.82%+      $     77       1.97%+      6.67%+           2.18%+         11.17%
    --             (0.54)   $ 9.74       3.07%       $ 78,256       0.91%       8.45%            1.07%          27.52%
    --              0.28    $10.28      12.64%+      $ 49,150       0.97%+      7.67%+           1.18%+         11.17%
------------------------------------------------------------------------------------------------------------------------
    --              0.12    $12.99       5.74%       $ 47,176       0.88%       4.36%             --            22.05%
    --              0.51    $12.87       9.13%       $ 34,729       0.85%       4.65%             --            32.08%
    --             (0.18)   $12.36       3.36%       $ 29,352       0.83%       4.54%            0.89%          64.51%
    --              0.58    $12.64      10.95%++     $  7,426       0.89%+      4.57%+           1.04%+         69.31%++
    --             (0.07)   $12.06       4.45%       $  6,840       1.98%       5.09%            3.89%          60.78%
    --             (1.12)   $12.13       3.70%       $  9,234         --        4.85%            1.44%         175.06%
    --              0.13    $12.99       4.98%       $  2,142       1.63%       3.61%             --            22.05%
    --              0.50    $12.86       8.26%       $  1,312       1.60%       3.90%             --            32.08%
    --             (0.19)   $12.46       2.56%       $    672       1.58%       3.79%            1.70%          64.51%
    --              0.48    $12.65       8.81%++     $    238       1.66%+      3.61%+           2.04%+         69.31%++
  11.44(/25/)     (12.14)   $   --      (4.30%)++          --       3.18%+      4.51%+           5.85%+         60.78%++
    --             (0.23)   $12.14      (1.64%)++    $      2       0.50%+      4.10%+           2.91%+        175.06%++
    --              0.12    $12.98       6.01%       $841,715       0.63%       4.61%             --            22.05%
    --              0.50    $12.86       9.32%       $355,814       0.60%       4.90%             --            32.08%
    --             (0.17)   $12.36       3.76%       $338,104       0.58%       4.79%            0.68%          64.51%
    --              0.57    $12.63      11.20%++     $240,160       0.54%+      4.95%+           0.67%+         69.31%++
    --              --      $12.06       0.39%++     $220,143       0.65%+      5.45%+           0.79%+         60.78%++
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

Pegasus Funds

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                          Investment Operations                     Less Distributions
                              --------------------------------------------------------------------------------
                                                                    Total
                              Net Asset                             Income
                               Value,      Net      Net Realized     from     From Net  From Net
                              Beginning Investment and Unrealized Investment Investment Realized     Total
                              of Period   Income    Gain (Loss)   Operations   Income     Gain   Distributions
                              --------- ---------- -------------- ---------- ---------- -------- -------------
SHORT MUNICIPAL BOND
 Class A Shares
For the period ended
 December 31, 1998(/21/)       $10.00      0.22         0.16        $ 0.38     (0.23)      --       $(0.23)
 Class B Shares
For the period ended
 December 31, 1998(/21/)       $10.00      0.13         0.21        $ 0.34     (0.15)      --       $(0.15)
 Class I Shares
For the period ended
 December 31, 1998(/21/)       $10.00      0.25         0.16        $ 0.41     (0.25)      --       $(0.25)
--------------------------------------------------------------------------------------------------------------
Intermediate Municipal Bond
 Class A Shares
For the year ended
 December 31, 1998             $12.32      0.52         0.14        $ 0.66     (0.52)    (0.01)     $(0.53)
 December 31, 1997             $12.10      0.54         0.28        $ 0.82     (0.54)    (0.06)     $(0.60)
 December 31, 1996             $12.25      0.53        (0.09)       $ 0.44     (0.51)    (0.08)     $(0.59)
For the period ended
 12/31/95(/16/)                $11.79      0.44         0.56        $ 1.00     (0.44)    (0.10)     $(0.54)
 February 28, 1995             $12.18      0.55        (0.36)       $ 0.19     (0.55)    (0.03)     $(0.58)
 February 28, 1994             $12.79      0.61         0.01        $ 0.62     (0.61)    (0.62)     $(1.23)
 Class B Shares
For the year ended
 December 31, 1998             $12.32      0.43         0.13        $ 0.56     (0.43)    (0.01)     $(0.44)
 December 31, 1997             $12.10      0.43         0.30        $ 0.73     (0.45)    (0.06)     $(0.51)
 December 31, 1996             $12.25      0.44        (0.09)       $ 0.35     (0.42)    (0.08)     $(0.50)
For the period ended
 12/31/95(/16/)                $11.80      0.37         0.55        $ 0.92     (0.37)    (0.10)     $(0.47)
For the period ended
 2/28/95(/22/)                 $11.57      0.04         0.23        $ 0.27     (0.04)      --       $(0.04)
For the period ended
 12/2/94(/18/)                 $12.18      0.37        (0.72)       $(0.35)    (0.37)    (0.03)     $(0.40)
For the period ended
 2/28/94(/19/)                 $12.32      0.03        (0.14)       $(0.11)    (0.03)      --       $(0.03)
 Class I Shares
For the year ended
 December 31, 1998             $12.33      0.55         0.13        $ 0.68     (0.55)    (0.01)     $(0.56)
 December 31, 1997             $12.11      0.57         0.28        $ 0.85     (0.57)    (0.06)     $(0.63)
 December 31, 1996             $12.25      0.56        (0.08)       $ 0.48     (0.54)    (0.08)     $(0.62)
For the period ended
 12/31/95(/16/)                $11.80      0.47         0.55        $ 1.02     (0.47)    (0.10)     $(0.57)
 February 28, 1995(/20/)       $11.57      0.04         0.23        $ 0.27     (0.04)      --       $(0.04)
--------------------------------------------------------------------------------------------------------------
Michigan Municipal Bond
 Class A Shares
For the year ended
 December 31, 1998             $10.93      0.47         0.13        $ 0.60     (0.48)    (0.02)     $(0.50)
 December 31, 1997             $10.48      0.49         0.44        $ 0.93     (0.48)      --       $(0.48)
 December 31, 1996             $10.60      0.48        (0.14)       $ 0.34     (0.46)      --       $(0.46)
 December 31, 1995             $ 9.54      0.48         1.06        $ 1.54     (0.48)      --       $(0.48)
 December 31, 1994             $10.60      0.50        (1.06)       $(0.56)    (0.50)      --       $(0.50)
 Class B Shares
For the year ended
 December 31, 1998             $10.59      0.39         0.12        $ 0.51     (0.40)    (0.02)     $(0.42)
 December 31, 1997             $10.18      0.38         0.44        $ 0.82     (0.41)      --       $(0.41)
For the period ended
 12/31/96(/7/)                 $10.00      0.07         0.17        $ 0.24     (0.06)      --       $(0.06)
 Class I Shares
For the year ended
 December 31, 1998             $10.93      0.50         0.13        $ 0.63     (0.51)    (0.02)     $(0.53)
 December 31, 1997             $10.48      0.51         0.45        $ 0.96     (0.51)      --       $(0.51)
 December 31, 1996             $10.60      0.49        (0.14)       $ 0.35     (0.47)      --       $(0.47)
 December 31, 1995             $ 9.54      0.48         1.06        $ 1.54     (0.48)      --       $(0.48)
 December 31, 1994             $10.60      0.50        (1.06)       $(0.56)    (0.50)      --       $(0.50)

--------------------------------------------------------------------------------
See Notes to the Financial Highlights.

    Pegasus Funds
230

Pegasus Funds

--------------------------------------------------------------------------------

                                            Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------

                                                                                              Ratio of
                                                                            Ratio of Net Expenses to Average
Conversion                                                        Ratio of   Investment      Net Assets
    to        Net Change  Net Asset                Net Assets     Expenses   Income to         without
 Class A        in Net    Value, End   Total      End of Period  to Average Average Net     Fee Waivers/     Portfolio
  Shares      Asset Value of Period  Return(a)   (000's omitted) Net Assets    Assets    Reimburse Expenses  Turnover
----------    ----------- ---------- ---------   --------------- ---------- ------------ ------------------- ---------
    --            0.15      $10.15     3.89%++      $    559       0.86%+      3.53%+           0.99%+         32.23%++
    --            0.19      $10.19     3.48%++      $    112       1.61%+      2.43%+           1.68%+         32.23%++
    --            0.16      $10.16     4.15%++      $118,296       0.61%+      3.75%+           0.70%+         32.23%++
-----------------------------------------------------------------------------------------------------------------------
    --            0.13      $12.45     5.42%        $ 22,791       0.86%       4.19%             --            19.13%
    --            0.22      $12.32     7.05%        $ 18,903       0.84%       4.41%             --            36.82%
    --           (0.15)     $12.10     3.69%        $ 19,049       0.83%       4.37%            0.88%          52.95%
    --            0.46      $12.25     8.58%++      $ 17,777       0.83%+      4.30%+           0.97%+         44.75%++
    --           (0.39)     $11.79     1.64%        $ 17,243       0.29%       4.73%            1.38%         128.02%
    --           (0.61)     $12.18     4.94%        $ 28,826       0.06%       4.78%            1.27%         167.95%
    --            0.12      $12.44     4.64%        $    732       1.61%       3.44%             --            19.13%
    --            0.22      $12.32     6.19%        $    709       1.59%       3.66%             --            36.82%
    --           (0.15)     $12.10     2.90%        $    611       1.58%       3.62%            1.68%          52.95%
    --            0.45      $12.25     7.75%++      $    341       1.71%+      3.36%+           2.01%+         44.75%++
    --            0.23      $11.80     2.30%++      $      6       1.36%+      3.72%+           1.64%+        128.02%++
  11.43(/7/)    (12.18)     $ --      (2.98%)++     $    --        0.76%+      4.03%+           2.00%+        128.02%++
    --           (0.14)     $12.18    (0.93%)++     $     12       0.75%+      1.68%+           3.00%+        167.95%++
    --            0.12      $12.45     5.65%        $473,887       0.61%       4.44%             --            19.13%
    --            0.22      $12.33     7.29%        $377,331       0.59%       4.66%             --            36.82%
    --           (0.14)     $12.11     4.05%        $373,970       0.58%       4.62%            0.64%          52.95%
    --            0.45      $12.25     8.76%++      $373,753       0.55%+      4.78%+           0.68%+         44.75%++
    --            0.23      $11.80     2.37%++      $365,801       0.50%+      4.79%+           0.60%+        128.02%++
-----------------------------------------------------------------------------------------------------------------------
    --            0.10      $11.03     5.61%        $ 22,876       0.91%       4.27%            0.92%          23.33%
    --            0.45      $10.93     9.15%        $ 18,687       0.92%       4.59%            0.98%          37.84%
    --           (0.12)     $10.48     3.32%        $ 18,575       0.88%       4.57%            0.96%          24.49%
    --            1.06      $10.60    16.49%        $ 21,034       0.79%       4.71%            1.04%          26.97%
    --           (1.06)     $ 9.54    (5.42%)       $ 21,106       0.53%       5.01%            1.05%          25.93%
    --            0.09      $10.68     4.92%        $  1,940       1.66%       3.52%            1.67%          23.33%
    --            0.41      $10.59     8.26%        $    707       1.67%       3.84%            1.73%          37.84%
    --            0.18      $10.18     2.45%++      $    110       1.69%+      2.01%+           1.77%+         24.49%+
    --            0.10      $11.03     5.94%        $298,842       0.66%       4.52%            0.67%          23.33%
    --            0.45      $10.93     9.42%        $ 61,768       0.67%       4.84%            0.73%          37.84%
    --           (0.12)     $10.48     3.44%        $ 41,909       0.77%       4.68%            0.85%          24.49%
    --            1.06      $10.60    16.49%        $ 32,419       0.79%       4.71%            1.04%          26.97%
    --           (1.06)     $ 9.54    (5.42%)       $ 24,157       0.53%       5.01%            1.05%          25.93%

--------------------------------------------------------------------------------
                                          See Notes to the Financial Statements.

                                                                Pegasus Funds

NOTES TO FINANCIAL HIGHLIGHTS

(1) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(2) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.

(3) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.

(4) For the period August 24, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(5) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

(6) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(7) For the period September 23, 1996 (initial offering date of Class B Shares) through December 31, 1996.

(8) For the period July 31, 1998 (commencement of operations) through December 31, 1998.

(9) For the period December 3, 1994 (commencement of operations) through December 31, 1994.

(10) For the period September 17, 1994 (commencement of operations) through December 31, 1994.

(11) For the period February 1, 1995 (commencement of operations) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(12) For the period March 5, 1993 (commencement of operations) through January 31, 1994.

(13) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31, to December 31.

(14) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A shares.

(15) For the period June 30, 1997 (commencement of operations) through December 31, 1997.

(16) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(17) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(18) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.

    Pegasus Funds
232

(19) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(20) For the period February 1, 1995 (initial offering date of Class I Shares) to February 28, 1995.

(21) For the period May 4, 1998 (commencement of operations) through December 31, 1998.

(22) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.

(23) The Portfolio Turnover Percentage was adjusted for Redemptions In-Kind for shareholders that took place during 1997 for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds. Each Fund's securities sales were appropriately reduced by the fair market value of the Redemptions In-Kind. The Redemptions In-Kind for the Equity Index, Mid-Cap Opportunity and Intrinsic Value Funds were approximately $260 million, $4 million and $5 million, respectively.

(24) The Portfolio Turnover Percentage was adjusted for a conversion of assets from First National Bank of Chicago's International Equity Common Trust Fund, which took place during 1997. The Fund's securities purchases were appropriately reduced by the fair market value of the asset transfer approximating $20 million.

(25) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(a) Total returns as presented do not include any applicable sales load or redemption charges.
(b) Amount is less than $1,000.
 +  Annualized.
++  Not Annualized.

                                                                Pegasus Funds

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of  the Pegasus Funds:

 We have audited the statements of assets and liabilities, including the schedules of portfolio investments, of the PEGASUS FUNDS (comprising, as indicated in Note 1, the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Equity Income, Growth, Mid-Cap Opportunity, Small Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, Market Expansion Index, International Equity, Intermediate Bond, Bond, Short Bond, Multi Sector Bond, High Yield Bond, Municipal Bond, Short Municipal Bond, Intermediate Municipal Bond and the Michigan Municipal Bond Funds), as of December 31, 1998, and the related statements of operations for the period then ended, the statements of changes in net assets for each of the two years in the periods then ended and the financial highlights for each of the three years in the periods then ended. We have also audited the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Conservative, Equity Income, Growth, Small Cap Opportunity, Multi Sector Bond, Municipal Bond and the Intermediate Municipal Bond Funds were audited by other auditors whose report dated February 23, 1996, expressed an unqualified opinion on those financial highlights.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pegasus Funds as of December 31, 1998, the results of their operations for the period then ended, the changes in their net assets for each of the two years in the periods then ended, and their financial highlights for each of the three years in the periods then ended, in conformity with generally accepted accounting principles. The financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, of the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and the Michigan Municipal Bond Funds present fairly, in all material respects, the financial highlights in conformity with generally accepted accounting principles.

                                   Arthur Andersen LLP

Detroit, Michigan,
February 12, 1999.

    Pegasus Funds
234

                     [LOGO OF PEGASUS FUNDS APPEARS HERE]

[LOGO] PEGASUS FUNDS
STRENGTH IN INVESTING